                       SUPPLEMENT DATED DECEMBER 31, 2002
       TO THE PROSPECTUS FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2002

Effective March 1, 2003, the definition of a "smallcap" company for the SmallCap Growth Account will be changed as described below. In order to reflect the change, on page of the prospectus describing the SmallCap Growth Account, replace the first paragraph under MAIN STRATEGIES with the following:

   The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than either 1) $2.5 billion or 2) the highest market capitalization of the stocks held within the Russell 2000 Growth Index, whichever is higher at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

   LV 145 S-4

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                ACCOUNTS OF THE FUND
                                --------------------
          BLUE CHIP ACCOUNT                MIDCAP ACCOUNT
          BOND ACCOUNT                     MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT            MONEY MARKET ACCOUNT
          LARGECAP GROWTH ACCOUNT          SMALLCAP ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT     SMALLCAP GROWTH ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                  The date of this Prospectus is May 1, 2002.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................3
  Blue Chip Account.....................................................4

  Bond Account..........................................................6

  Capital Value Account.................................................8

  International Account.................................................10

  LargeCap Growth Account...............................................12

  LargeCap Stock Index Account..........................................14

  MidCap Account........................................................16

  MidCap Growth Account.................................................18

  MidCap Value Account..................................................20

  Money Market Account..................................................22

  SmallCap Account......................................................24

  SmallCap Growth Account...............................................26


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................28

PRICING OF ACCOUNT SHARES...............................................32

DIVIDENDS AND DISTRIBUTIONS.............................................33

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................33
  The Manager...........................................................33

  The Sub-Advisors......................................................34

  Duties of the Manager and Sub-Advisors................................37

  Fees Paid to the Manager..............................................38


MANAGERS' COMMENTS......................................................38

GENERAL INFORMATION ABOUT AN ACCOUNT....................................50
  Eligible Purchasers...................................................50

  Shareholder Rights....................................................51

  Non-Cumulative Voting.................................................51

  Purchase of Account Shares............................................51

  Sale of Account Shares................................................52

  Restricted Transfers..................................................52

  Financial Statements..................................................52


FINANCIAL HIGHLIGHTS....................................................52

ADDITIONAL INFORMATION..................................................59


ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Berger Financial Group LLC ("Berger")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Janus Capital Management LLC ("Janus")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. The Dreyfus Corporation ("Dreyfus")
  * Principal Management Corporation, Invista, Princor and Principal Life are members of the Principal Financial Group/(R)/.

In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market

Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BLUE CHIP ACCOUNT
The Account seeks growth of capital and growth of income.

MAIN STRATEGIES
The Account invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalization of at least $1 billion)
.. established history of earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 20% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

 2000   -10.69
 2001   -17.13


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  8.23%
                               LOWEST  Q1 '01  -13.99%


The year-to-date return as of March 31, 2002 is -2.64%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 BLUE CHIP ACCOUNT .............         -17.13                   N/A                    N/A                      -10.30
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Index ............         -12.45                 10.49                  12.84
 Morningstar Large Blend
 Category ......................         -13.68                  8.87                  11.31
 * The Account's SEC effective date was May 3, 1999.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.18
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.78

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BLUE CHIP ACCOUNT                                                                         $80   $250  $435  $975

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

58.96% in securities rated Aaa       14.13% in securities rated A       3.72% in securities rated Ba
3.66% in securities rated Aa         18.63% in securities rated Baa     0.90% in securities rated B




MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17
2001    8.12


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16
2001    -8.05


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88
 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    14.17
1996    25.09
2997    12.24
1998    9.98
1999    23.93
2000    -8.34
2001    -24.27


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  16.60%
                               LOWEST Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -11.99
2001    -24.22


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
                               LOWEST  Q3 '01  -24.61%


The year-to-date return as of March 31, 2002 is -3.39%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -24.22          N/A            N/A             -4.54
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category......     -23.63         8.24          10.03
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.17


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $119  $372  $644  $1,420

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

 2000   -9.67
2001    -12.10


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  14.68%
                               LOWEST  Q3 '01  -14.77%


The year-to-date return as of March 31, 2002 is 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............    -12.10          N/A            N/A             -5.30
 S&P 500 Index ........    -11.88        10.70          12.93
 Morningstar Large
 Blend Category.......     -13.68         8.87          11.31
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.35
 Other Expenses..................             0.06
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.41*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $42   $131  $227  $504

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59
2001    -3.71


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    10.67
2000    8.10
2001    -16.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%


The year-to-date return as of March 31, 2002 is -0.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT .........         -16.92                   N/A                    N/A                      -1.10
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P MidCap 400 Index ..........          -0.60                 16.11                  15.01
 Morningstar Mid-Cap Growth
 Category ......................         -21.28                  8.44                  10.30
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.97

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $99   $309  $536  $1,190

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    31.03
2001    -2.58


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '99  -12.71%

The year-to-date return as of March 31, 2002 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     -2.58          N/A            N/A             13.69
 Russell Midcap Value
 Index.................      2.34        11.46          14.41
 Morningstar Mid-Cap
 Value Category.......       6.40        11.68          13.81
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.05
 Other Expenses..................              0.31
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.36

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $139  $433  $752  $1,668

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07
2001    3.92



                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizationS (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    43.58
2000    -11.73
2001    2.55


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '99  26.75%
                               LOWEST  Q3 '01  -25.61%


The year-to-date return as of March 31, 2002 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT ..............          2.55                    N/A                    N/A                       0.89
 Russell 2000 Index/(1)/ .......          2.49                   7.52                  11.51
 S&P SmallCap 600 Index ........          6.54                  10.66                  13.61
 Morningstar Small Blend
 Category ......................          8.41                  10.91                  13.25
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.15
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.00

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                          $102  $318  $552  $1,225

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily common stocks of small companies believed to have the potential for rapid revenue and earnings growth.

The Account's stock selection focues on companies that either occupy a dominat position in an emerging industry or have a growing market share in a larger fragmented industry. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies with:
.. innovative technology, products or services that may enable the company to be a market share leader;
.. strong entrepreneurial management with clearly defined strategies for growth;
  and
.. solid balance sheets.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. In certain unusual circumstances, the Account may be unable to remain invested at these levels in securities with the stated market capitalization. Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securites in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established thus posing greater market, liquidity and information risks. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. In addition, there is a risk that the Sub-Advisor's strategy will not achieve the desired results.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who intend to make a long-term investment commitment and are wiling to accept above average risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    95.69
2000    -13.91
2001    -32.01


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  59.52%
                               LOWEST  Q3 '01  -37.66%


The year-to-date return as of March 31, 2002 is -8.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -32.01          N/A            N/A             4.60
 Russell 2000 Growth
 Index.................     -9.23         2.87           7.19
 Morningstar Small
 Growth Category......      -9.02         8.94          10.89
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.05

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Balanced and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price BLANK/OF EACH CLASSof each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal Capital - II. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal Capital - II and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal Capital - II on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



LISA A. STANGE, CFA . As portfolio manager for Principal Capital - II, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Blue Chip                    Scott D. Opsal
           Capital Value                John Pihlblad
           International                Kurtis D. Spieler
           LargeCap Stock Index         Robert Baur
                                        Rhonda VanderBeek
           MidCap                       K. William Nolin
           SmallCap                     John F. McClain
                                        Thomas Morabito

ROBERT BAUR, PH.D . Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



SCOTT D. OPSAL, CFA . Mr. Opsal is chief investment officer of Invista and has been with the firm since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto

MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2001, Dreyfus managed or administered approximately $187 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of

Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Blue Chip                  0.78%      MidCap                    0.62%
      Bond                       0.50%      MidCap Growth             0.97%
      Capital Value              0.61%      MidCap Value              1.36%
      International              0.92%      Money Market              0.50%
      LargeCap Growth            1.17%      SmallCap                  1.00%
      LargeCap Stock Index       0.40%*     SmallCap Growth           1.05%


    * After waiver.


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2001. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

BLUE CHIP ACCOUNT

The year 2001 was a difficult period for the economy and equity investors. Broad-based economic weakness resulted in lower earnings and negative stock returns for the second year in a row. Larger companies and the funds that own them experienced some of the most unfavorable results. The Blue Chip Account was no exception, as it underperformed the S&P 500. Within the Account, solid performance in the financial and communication services sectors was more than offset by underperformance within the technology sector.
LOGO
                Total Returns*
          as of December 31, 2001
        1 Year          Life of Fund
        -17.13%         -10.30%**
** Since inception 5/3/99


               S&P 500            Morningstar                Blue Chip
                Index             Large Blend                Account*
                                   Category
                     10                  10                     10
   1999          11.100              11.153                 10.115
   2000          10.089              10.376                  9.034
   2001            8.89               8.956                  7.486

Note: Past performance is not predictive of future performance.


Early in the calendar year, it seemed reasonable to expect that the economy would avoid recession as the Federal Reserve continued to employ its stimulative monetary policy. However, as the year progressed it was apparent that the economic impact of these initial rate cuts was insignificant and that the earnings rebound expected by many in the second half of the year would not materialize. Accordingly, expectations regarding capital spending in technology also faded, sending equities in this sector sharply lower. Among the hardest hit were companies in the networking and internet build out area, such as Comverse Technology, EMC Corp. and BEA Systems, where expectations of a quick recovery were particularly high. The Account's large technology holdings were the source of much of the relative performance shortfall during the year. We continue to maintain an exposure to this area, believing that many of the industry-leading companies held by the Account are oversold (that is, they experienced unexpectedly sharp price declines) and should provide superior returns over the next 12 months.


Amidst the economic uncertainty, companies with stable earnings and reasonable valuations were the best performers. Within the financial sector, insurance company holdings were a source of excess return. American General, which was acquired by American International Group, Lincoln National and UnumProvident Corp., all posted positive absolute returns during the year.


While the economy was clearly in decline prior to the September 11 terrorist attacks, we believe the attacks extended this slowdown. We expect a gradual improvement in economic conditions during 2002, but earnings growth has yet to materialize and as such the Account's current strategic positioning is neutral. This reflects our belief that earnings expectations are not likely to rise significantly in the near term. However, we are aware of the potential impact of several positive factors, such as 4.5% in short-term interest rate cuts in the last 13 months, lower energy prices and potential economic stimulus legislation. We expect these factors to contribute to improved earnings visibility and impact the strategic direction of the Account during the year.

BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO
                   Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87



           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.


Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO
                      Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.


Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.


Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

LARGECAP GROWTH ACCOUNT

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to a 40-year low of 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11, though the timing of an economic turnaround remains uncertain at best. In this environment, the Account declined and underperformed its benchmark, the S&P 500 Index.
LOGO
            Total Returns*
       as of December 31, 2001
        1 Year    Life of Fund
        -24.22%     -4.54%**
** Since inception date 5/3/99



            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category         Account*
                   10                  10               10
   1999        12.504               12.81           13.247
   2000         9.701              11.005           11.659
   2001          7.72               8.405            8.835

Note: Past performance is not predictive of future performance.


Detracting from the Account's performance were some of our more defensive holdings, including General Electric and Pfizer. GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities. Meanwhile, we continue to believe that Pfizer is the best-positioned large-cap pharmaceutical company with no patents set to expire for the next six years and an impressive lineup of medications.


Though we just about broke even on the investment, Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation and to the effect of the company's debt load, reported and otherwise, on its overall business model.


Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.


With valuation in mind, the Account's position in Home Depot was sold when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet, because of the home-improvement retailer's inventory and cost-saving measures, we'll keep a close eye on this company, especially if home sales continue to rise.


Going into 2002, we will maintain our balanced approach to stock-picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Account has a relatively low number of holdings, as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from an eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. We believe this strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -12.10%      -5.30%**
** Since inception date 5/3/99



               S&P 500            Morningstar         LargeCap
                Index             Large Blend       Stock Index
                                   Category           Account*
                    10                  10               10
   1999           11.1              11.153           10.893
   2000         10.089              10.376             9.84
   2001           8.89               8.957            8.649

Note: Past performance is not predictive of future performance.


The return for the calendar year 2001 for the LargeCap Stock Index Account was -13.20%. During the same period, the total return of the S&P 500 Index was -11.88%.


The economic backdrop and returns for investors have been disappointing for 2001. Real economic growth was little better than flat with the third quarter the weakest at -1.3%; the economy grew 0.2% in the fourth quarter. For the year, overall investment spending dropped over 9% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software and non-residential construction where spending collapsed -8.5% and -10.9% year-over-year, respectively.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the fed funds rate eleven times to 1.75%. Consumers responded well to the rate cuts; housing and auto sales have stayed at record and near-record levels, respectively. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. Since inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining the Fed was able to act aggressively.


Since the low on September 21, stock prices rallied smartly through the end of the year but still finished with negative gains for the year as a whole. The biggest losses were in the technology-heavy NASDAQ Composite Index, which fell approximately 31%. The Dow Jones Industrial Average was off 6% and other broad indexes were down about 12%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 50% compared to fourth quarter 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.

* Standard & Poor's 500/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO
                     Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.


The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MIDCAP GROWTH ACCOUNT

The year 2001 was a very difficult year for U.S. equities as both long bonds and cash outperformed most major stock indices. The only area of the market that posted positive returns for the year were small cap stocks where the Russell 2000 posted a positive 2.49% return. When looking at the style benchmarks, it is clear that value indices far outpaced their growth counterparts over the course of the year. As evidence of this performance spread, the Russell Midcap Value benchmark outperformed the Russell Midcap Growth Index 2.36% to -20.22%. If one overlays the value outperformance on top of the return to smaller capitalization stocks, one finds that the best performing major benchmark was the Russell 2000 Value Index with a return of 13.96%.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        -16.92%      -1.10%**
** Since inception date 5/1/98



               Russell            Morningstar                 MidCap
               Midcap           Mid-Cap Growth                Growth
               Growth              Category                  Account*
                Index
                           10                  10               10
   1998                10.389              10.258             9.66
   1999                15.718              16.813           10.691
   2000                13.873              15.653           11.557
   2001                11.076              12.322            9.602

Note: Past performance is not predictive of future performance.


As it relates to your Account, the Russell Midcap Growth Index had a roller coaster ride over the course of the year. In the first quarter, the benchmark was down a -25.1% as price to earnings multiples continued to crash from their Internet bubble highs. This compression continued to a multi-year low in the Nasdaq Composite on April 4.


Investors began to get more optimistic about growth stocks as they saw the earnings multiples of high growth stocks squeezed down to a discount to much slower growing companies. As a consequence they put money back into the growth area of the market and drove the return of the Midcap Growth benchmark up 16.2% in the second quarter.


There is no need to recap the third quarter as the terrorist attacks of September 11 are fresh in all of our minds. The impacts of the events on the market were unmistakable as investors became much more risk averse and drove the return on the growth index down -27.8% in the quarter. Much of this decline came in the first week of trading following the attacks. The strong leadership of President Bush and Chairman Greenspan restored investor confidence following the market's low of September 21.

The market rallied strongly off of its lows in the fourth quarter as the Fed cut rates an additional three times beyond the eight cuts already instituted through the first three quarters of the year. This dramatic drop in rates combined by the massive earnings multiple compression of the third quarter persuaded investors it was safe to invest in growth stocks again and they did so with gusto, driving up the growth index 27.1% in the fourth quarter.


As mentioned above, it was a very difficult year for growth stocks and growth funds. The good news is that your Account outpaced the Russell Midcap Growth Index, -17.96% versus -20.15%. The news is even better when one looks at the competition where the median return of Midcap Growth managers was down -23.98%. Your Account did better than two-thirds of the funds out there.


How was this accomplished? The Account was structured with a value tilt relative to the Midcap Growth Index which means that we carried more stocks with lower price to earnings multiples (p/e), higher returns on capital, higher rates of cash flow growth and higher margins than the index. This strategy was driven by our process which seeks to identify those characteristics that investors most highly value at each point in the investment cycle. We identified the factors listed above, especially low p/e, as characteristics that investors prized and built those characteristics into the portfolio through the addition and subtraction of individual stocks.


An additional attribute of our process, and hence, your Account, is to control risk in the portfolio construction process by maintaining economic sector weights very similar to that of the benchmark. As a consequence, virtually none of the outperformance can be attributed to sector weighting bets and nearly all is a result of superior stock selection. Stock selection within technology provided the lion's share of outperformance with most of that coming from the semiconductor industry. The big winners in semiconductors were Nvidia, Fairchild Semiconductor, International Rectifier and Cabot Microelectronics. An underweight to Vitesse Semiconductor was also a big contributor. Substantial value was also added from stock selection in Energy, Consumer Staples and Health Care. The big winners in Energy were an overweight to Murphy Oil and underweights to many Oil Service names that plunged along with oil and gas prices through the year. In Staples, overweights to Dean Foods, Pepsi Bottling, General Mills and Smithfield Foods contributed to performance. Finally, in Health Care, bets on Genzyme, Andrx, King Pharmaceuticals and Forest Labs added to your Account's return.


As noted above, your Account is managed through identifying stocks that exhibit characteristics that investors value and then constructing a sector neutral portfolio comprised of these stocks. This process led to a portfolio that exhibited a bit more value than its benchmark in 2001. As we move forward through time, we will continue to listen to the market and identify investors' shifting preferences. We will then buy and sell the appropriate stocks so that your Account will have the best chance to outperform going forward. Our goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP VALUE ACCOUNT

In 2001, the MidCap Value Account declined 2.58% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Energy and Materials sectors were largely responsible for the Account's underperformance. These three, along with Utilities, were also significant detractors from absolute return. Consumer Discretionary and Financials made positive contributions to relative and absolute return.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -2.58%       13.69%**
** Since inception date 5/3/99



               Russell            Morningstar                 MidCap
               Midcap            Mid-Cap Value                 Value
                Value              Category                  Account*
                Index
                           10                  10               10
   1999                 9.419              10.023           11.024
   2000                11.226              11.709           14.445
   2001                11.489              12.458           14.072

Note: Past performance is not predictive of future performance.


While IT holdings declined less than index sector components, the Account had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.


Energy also detracted from absolute and relative returns. Account holdings fell further than index components; additionally, the Account was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.


Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.


There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the new year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.

During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


SMALLCAP ACCOUNT

A strong fourth quarter finish helped the Small Cap Account finish just ahead of the Russell 2000 Index. The Account returned 25.67% in the fourth quarter, bringing the year-to-date return to 2.55%. The Index gained 21.08% in the fourth quarter to finish the year 2.49% higher.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        2.55%         0.89%**
** Since inception date 5/1/98



            Russell 2000          S&P           Morningstar     SmallCap
                Index        SmallCap 600       Small Blend     Account*
                                 Index            Category
                    10              10               10             10
   1998          8.806           8.835            8.609          7.949
   1999         10.678           9.931           10.174         11.413
   2000         10.356          11.103           11.480         10.074
   2001         10.614          11.829           12.445         10.331

Note: Past performance is not predictive of future performance.


Concerns about the shape of the U.S. economy dominated the markets in 2001. During the summer months, the Account was positioned for an anticipated economic recovery in the fourth quarter. This seemed likely based on the strong fiscal stimulus provided by the combination of a tax rebate, tax cuts and record interest rate cuts by the Federal Reserve. All that changed after the September 11 terrorist attacks. Any hopes for economic recovery turned into fear of additional terrorist attacks and the prospects of a prolonged war against terrorism - both at home and abroad. The resultant swoon in stock prices hurt our newly rebalanced portfolio more harshly than it hurt the overall market.


However, our strategy ultimately paid off as the fourth quarter progressed. Consumer spending remained robust enough through the holiday season to calm investors' jitters. There were no additional terrorist attacks here or abroad, and the war efforts continued successfully, with very few U.S. casualties. As the economic picture began to improve, the Account made a strong rebound during the fourth quarter.


As we enter the new year, the Account maintains a slight bias toward growth stocks. Growth tends to outperform during periods of economic recovery, which we believe we have now entered. As the fourth quarter progressed, we sold many of the technology companies that performed strongly during the fourth quarter rally, instead favoring quality names in the health care industry.


While the overall strategic outlook is to position the portfolio in expectation of an accelerating economic recovery, the recovery may not unfold as quickly or smoothly as the market appears to have priced in. Consequently in the short term, we have shifted the portfolio to a more defensive posture. We will make future strategic changes as economic data and/or valuation adjustments take place.

SMALLCAP GROWTH ACCOUNT

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More importantly in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Small Company Growth Account focuses on high growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.
LOGO
               Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -32.01%      4.60%**
** Since inception date 5/1/98



            Russell 2000          Morningstar       SmallCap
            Growth Index         Small Growth        Growth
                                   Category         Account*
                   10                  10               10
   1998         8.993               9.341           10.296
   1999        12.868              15.081           20.148
   2000         9.982               14.22           17.345
   2001         9.061              12.937           11.793

Note: Past performance is not predictive of future performance.


The Small Cap Growth Account (the "Account") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 31.23% compared with a 9.23% decline in the Russell 2000 Growth Index, and a 2.49% decline in the Russell 2000 Index. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Account as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.


Not surprisingly, technology holdings had the largest negative impact on Account performance this period. We reduced some technology holdings early in the year in response to slowing growth, however it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Account as well as possible for an eventual economic recovery.


Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth re-acceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.


Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc. (1.31% of assets), which provides software to enhance the performance and management of databases, and Retek Inc. (1.08% of assets), an enterprise software vendor focused on the retail industry. While these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a re-acceleration of growth are good. Also, we believe they are competitively well positioned for an eventual recovery in the economy and in business spending.


Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. (1.32% of assets) performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Account's holdings, such as IDEC Pharmaceuticals Corp. (0.58% of assets), a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. (1.23% of assets) underperformed the Index, despite relatively good fundamental results. The Account benefited from companies added during the year, including First Horizon Pharmaceutical Corp. (1.60% of assets) and Celgene Corp. (1.93% of assets), both of which are profiting from strong sales.


On the consumer side of the portfolio, the Account fared better. Whole Foods Market, Inc. (1.08% of assets), a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. (1.33% of assets) also contributed modestly to performance.


Strong commodity prices and high levels of drilling activity drove the positive performance in the Account's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Account's exposure to energy companies as fundamentals began to erode, and ended the period underweighted in energy, as compared with the indexes.


As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the Account owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.


IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999/(B)/
                            ----        ----       ----
BLUE CHIP ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..     $9.22      $10.38      $10.15
Income from Investment
 Operations:
 Net Investment Income      0.05        0.05        0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.63)      (1.16)       0.24
                           -----       -----        ----
 Total From Investment
            Operations     (1.58)      (1.11)       0.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.05)      (0.09)
                           -----       -----       -----
   Total Dividends and
         Distributions     (0.05)      (0.05)      (0.09)
                           -----       -----       -----
Net Asset Value, End
 of Period............     $7.59       $9.22      $10.38
                           =====       =====      ======
Total Return..........    (17.13)%    (10.69)%      1.15%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,732      $5,552      $6,453
 Ratio of Expenses to
  Average Net Assets..      0.78%       0.78%       0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.64%       0.46%       1.33%/(d)/
 Portfolio Turnover
  Rate................      71.4%       88.7%       16.2%/(d)/

                            2001        2000        1999          1998      1997
                            ----        ----        ----          ----      ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89      $12.02        $11.78    $11.33
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.56        0.85        0.81          0.66      0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.35        0.04       (1.12)         0.25      0.44
                            ----        ----       -----          ----      ----
 Total From Investment
            Operations      0.91        0.89       (0.31)         0.91      1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --       (0.82)        (0.66)    (0.75)

 Distributions from
  Capital Gains.......        --          --          --         (0.01)       --
  -----
   Total Dividends and
         Distributions     (0.85)         --       (0.82)        (0.67)    (0.75)
   ----                    -----                   -----         -----     -----
Net Asset Value, End
 of Period............    $11.84      $11.78      $10.89        $12.02    $11.78
                          ======      ======      ======        ======    ======
Total Return..........      8.12%       8.17%      (2.59)%        7.69%    10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216    $125,067      $121,973   $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%       0.50%         0.51%     0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%       6.78%         6.41%     6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%       40.1%         26.7%      7.3%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. Blue Chip Account recognized $.01 net investment income per share and incurred an unrealized gain of $.14 per share from April 15, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74      $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50        0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13       (2.41)       3.94       7.52
                           -----        ----       -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63       (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)      (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)      (4.02)      (1.36)     (2.76)
                           -----       -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)      (4.82)      (2.07)     (3.43)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72      $30.74      $37.19     $34.61
                          ======      ======      ======      ======     ======
Total Return..........     (8.05)%      2.16%      (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325    $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%       2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%       43.4%       22.0%      23.4%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95      $14.51      $13.90     $13.02
Income from Investment
 Operations:
 Net Investment Income      0.09        0.10        0.48        0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)       3.14        1.11       1.35
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)       3.62        1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)      (0.47)      (0.25)     (0.23)
 Distributions from
  Capital Gains.......        --       (0.59)      (1.71)      (0.51)     (0.47)
   ----                                -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.02)      (0.67)      (2.18)      (0.76)     (0.70)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $10.51      $13.90      $15.95      $14.51     $13.90
                          ======      ======      ======      ======     ======
Total Return..........    (24.27)%     (8.34)%     25.93%       9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440    $197,235    $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%       0.78%       0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%       3.11%       1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%       65.5%       33.9%      22.7%



See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999/(B)/
                           ----       ----      ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.67     $13.26      $9.93
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.08)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.79)     (1.51)      3.36
                          -----      -----       ----
 Total From Investment
            Operations    (2.82)     (1.59)      3.33
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --         --
  ----                    -----
Net Asset Value, End
 of Period............    $8.84     $11.67     $13.26
                          =====     ======     ======
Total Return..........   (24.22)%   (11.99)%    32.47%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,445     $7,399     $7,045
 Ratio of Expenses to
  Average Net Assets..     1.17%      1.20%      1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%      1.25%      1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.66)%    (0.47)%/(d)/
 Portfolio Turnover
  Rate................     32.1%      24.3%      39.6%/(d)/

                           2001       2000      1999/(E)/
                           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income     0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.23)     (1.14)      0.97
                          -----      -----       ----
 Total From Investment
            Operations    (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.10)     (0.07)
 Distributions from
  Capital Gains.......       --      (0.05)     (0.08)
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.15)     (0.15)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.29      $9.52     $10.71
                          =====      =====     ======
Total Return..........   (12.10)%    (9.67)%     8.93%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..     0.40%      0.40%      0.40%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.41%      0.46%      0.49%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%      1.01%      1.41%/(d)/
 Portfolio Turnover
  Rate................     10.8%      11.0%       3.8%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998           1997
                            ----        ----       ----       ----           ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90     $34.37     $35.47         $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10       0.12       0.22           0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76       4.20       0.94           6.48
                           -----        ----       ----       ----           ----
 Total From Investment
            Operations     (1.26)       4.86       4.32       1.16           6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)     (0.12)     (0.22)         (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)     (1.67)     (2.04)         (0.76)
                           -----       -----      -----      -----          -----
   Total Dividends and
         Distributions     (1.12)      (7.29)     (1.79)     (2.26)         (0.99)
                           -----       -----      -----      -----          -----
Net Asset Value, End
 of Period............    $32.09      $34.47     $36.90     $34.37         $35.47
                          ======      ======     ======     ======         ======
Total Return..........     (3.71)%     14.59%     13.04%      3.69%         22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681   $262,350   $259,470       $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%      0.61%      0.62%          0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%      0.32%      0.63%          0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%      79.6%      26.9%           7.8%

                            2001        2000       1999      1998/(B)/
                            ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income     (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.68)       0.77       1.01      (0.28)
                           -----        ----       ----      -----
 Total From Investment
            Operations     (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.02)     (0.02)        --
 Distributions from
  Capital Gains.......     (0.24)      (0.97)        --         --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.24)      (0.99)     (0.02)        --
   ----                    -----       -----      -----
Net Asset Value, End
 of Period............     $8.49      $10.46     $10.66      $9.65
                           =====      ======     ======      =====
Total Return..........    (16.92)%      8.10%     10.67%     (3.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.97%       0.96%      0.96%      1.27%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.66)%      0.27%      0.26%     (0.14)%/(d)/
 Portfolio Turnover
  Rate................      55.2%      161.9%      74.1%      91.9%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000      1999/(B)/
                            ----        ----      ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $12.57      $11.11     $10.09
Income from Investment
 Operations:
 Net Investment Income      0.01          --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.35)       3.12       1.24
                           -----        ----       ----
 Total From Investment
            Operations     (0.34)       3.12       1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)         --      (0.02)
 Distributions from
  Capital Gains.......     (0.54)      (1.66)     (0.22)
                           -----       -----      -----
   Total Dividends and
         Distributions     (0.55)      (1.66)     (0.24)
                           -----       -----      -----
Net Asset Value, End
 of Period............    $11.68      $12.57     $11.11
                          ======      ======     ======
Total Return..........     (2.58)%     31.05%     10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,778      $7,739     $5,756
 Ratio of Expenses to
  Average Net Assets..      1.36%       1.20%      1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.29%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.12%       0.02%      0.30%/(d)/
 Portfolio Turnover
  Rate................     208.8%      233.2%     154.0%/(d)/

                            2001        2000       1999         1998      1998
                            ----        ----       ----         ----      ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000     $1.000       $1.000    $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039       0.059      0.048        0.051     0.051
                           -----       -----      -----        -----     -----
 Total From Investment
            Operations     0.039       0.059      0.048        0.051     0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)     (0.059)    (0.048)      (0.051)   (0.051)
                          ------      ------     ------       ------    ------
   Total Dividends and
         Distributions    (0.039)     (0.059)    (0.048)      (0.051)   (0.051)
                          ------      ------     ------       ------    ------
Net Asset Value, End
 of Period............    $1.000      $1.000     $1.000       $1.000    $1.000
                          ======      ======     ======       ======    ======
Total Return..........      3.92%       6.07%      4.84%        5.20%     5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923    $114,710   $120,924      $83,263   $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.52%      0.52%        0.52%     0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%       5.88%      4.79%        5.06%     5.12%



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(B)/
                           ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income       --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20      (1.24)      3.52      (2.06)
                           ----      -----       ----      -----
 Total From Investment
            Operations     0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --         --
 Distributions from
  Capital Gains.......       --      (1.68)     (0.99)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.70)     (0.99)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $8.03      $7.83     $10.74      $8.21
                          =====      =====     ======      =====
Total Return..........     2.55%    (11.73)%    43.58%    (20.51)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     1.00%      0.90%      0.91%      0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%     0.28%      0.05%     (0.05)%/(d)/
 Portfolio Turnover
  Rate................    154.5%     135.4%     111.1%      45.2%/(d)/

                           2001       2000       1999      1998/(E)/
                           ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.89)     (2.67)      9.70       0.30
                          -----      -----       ----       ----
 Total From Investment
            Operations    (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......       --      (1.22)     (0.19)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.22)     (0.19)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............   $10.60     $15.59     $19.56     $10.10
                         ======     ======     ======     ======
Total Return..........   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    152.2%      90.8%      98.0%     166.5%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                ACCOUNTS OF THE FUND
                                --------------------
          BOND ACCOUNT                     MIDCAP ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT            MIDCAP GROWTH EQUITY ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MIDCAP VALUE ACCOUNT
          GROWTH ACCOUNT                   MONEY MARKET ACCOUNT
          INTERNATIONAL ACCOUNT            REAL ESTATE ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT   SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT           SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT          SMALLCAP VALUE ACCOUNT
          LARGECAP VALUE ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund






provides a choice of investment objectives through the Accounts listed above.






                  The date of this Prospectus is May 1, 2002.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

This is a blank page

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................

  LargeCap Growth Account...............................................

  LargeCap Value Account................................................

  MidCap Account........................................................

  MidCap Growth Account.................................................

  MidCap Growth Equity Account..........................................

  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Account...................................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION ..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Berger Financial Group LLC ("Berger")
.. Federated Investment Management Company ("Federated")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("Morgan Stanley")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Capital Income Investors, LLC ("Principal Capital - II")*
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
  * Principal Management Corporation, Invista, Principal Capital - II and Principal Life are members of the Principal Financial Group/(R)/.



In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

58.96% in securities       14.13% in securities       3.72% in securities rated
rated Aaa                  rated A                    Ba
3.66% in securities rated  18.63% in securities       0.90% in securities rated
Aa                         rated Baa                  B




MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992     9.38
1993    11.67
1994    -2.90
1995    22.17
1996     2.36
1997    10.60
1998     7.69
1999    -2.59
2000     8.17
2001     8.12



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992    9.52
 1993    7.79
 1994    0.49
 1995   31.91
 1996   23.50
 1997   28.53
 1998   13.58
 1999   -4.29
 2000    2.16
 2001   -8.05
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88

 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


Morgan Stanley considers selling a portfolio holding when it determines the holding no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1995    44.19
 1996    28.05
 1997    30.86
 1998    18.95
 1999    39.50
 2000   -11.71
 2001   -14.86

                        The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01  -18.25%


The year-to-date return as of March 31, 2002 is -3.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........         -14.86                 10.30                    N/A                      16.05
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03

 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.74
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.75

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                     $77   $240  $417  $930

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal Capital - II, to be of equivalent quality.

The Fund relies on the professional judgment of Principal Capital - II to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal Capital - II is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal Capital - II believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992     6.84
1993    10.07
1994    -4.53
1995    19.07
1996     3.35
1997    10.39
1998     8.27
1999    -0.29
2000    11.40
2001     7.61

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '956.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of March 31, 2002 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     7.61          7.40          7.04              8.21
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.22          7.49          7.10
 Morningstar
 Intermediate
 Government Category..      6.84          6.33          6.21

 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.49

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $50      $157      $274      $616

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1995     25.62
1996     12.51
1997     26.96
1998     21.36
1999     16.44
2000    -10.15
2001    -25.50

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  21.35%
                               LOWEST  Q1 '01  -23.55%


The year-to-date return as of March 31, 2002 is -3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................         -25.50                  3.73                    N/A                       7.88
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03

 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1995   14.17
 1996   25.09
 1997   12.24
 1998    9.98
 1999   25.93
 2000   -8.34
 2001  -24.27


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32

 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets riseor fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    93.81
 2000   -11.50
 2001   -21.85

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01  -21.49%


The year-to-date return as of March 31, 2002 is 3.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT ..              -21.85                N/A                   N/A                     5.13
 MSCI EAFE Small Cap Index/(1)/ ..              -12.51                N/A                   N/A
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND...............................        -21.44               0.89                  4.46
 Morningstar Foreign Stock Category             -21.93               2.34                  6.32

 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.20
 Other Expenses..................              0.21
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.41

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                        $144  $446  $771  $1,691

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading willcause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees......................        0.75
 Other Expenses.......................        0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.05*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP BLEND ACCOUNT                                                                $102  $318  $552  $1,225

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2000   -11.99
 2001   -24.22


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
                               LOWEST  Q3 '01  -24.61%


The year-to-date return as of March 31, 2002 is -3.39%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -24.22          N/A            N/A             -4.54
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category......     -23.63         8.24          10.03

 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.17

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $119  $372  $644  $1,420

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the vlaue of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.75
 Other Expenses..................             0.11
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.86*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP VALUE ACCOUNT                                                                $88   $274  $477  $1,061

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992    14.94
1993    19.28
1994     0.78
1995    29.01
1996    21.11
1997    22.75
1998     3.69
1999    13.04
2000    14.59
2001    -3.71

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    10.67
 2000     8.10
 2001   -16.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%


The year-to-date return as of March 31, 2002 is -0.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT .........         -16.92                   N/A                    N/A                      -1.10
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P MidCap 400 Index ..........          -0.60                 16.11                  15.01
 Morningstar Mid-Cap Growth
 Category ......................         -21.28                  8.44                  10.30

 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.97

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $99   $309  $536  $1,190

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2001   -27.43



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01  -31.45%


The year-to-date return as of March 31, 2002 is -4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............    -27.43          N/A            N/A            -35.90
 Russell Midcap Growth
 Index.................    -20.16         9.02          11.11
 Morningstar Mid-Cap
 Growth Category......     -21.28         8.44          10.30

 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.00
 Other Expenses..................             0.35
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.35*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 MIDCAP GROWTH EQUITY ACCOUNT                                                          $137  $428  $739  $1,624

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2000   31.03
 2001   -2.58


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '99  -12.71%

The year-to-date return as of March 31, 2002 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     -2.58          N/A            N/A             13.69
 Russell Midcap Value
 Index.................      2.34        11.46          14.41
 Morningstar Mid-Cap
 Value Category.......       6.40        11.68          13.81

 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.05
 Other Expenses..................              0.31
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.36

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $139  $433  $752  $1,668

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07
2001    3.92




 TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52

 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999   -4.48
 2000   30.97
 2001    8.75

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of March 31, 2002 is 8.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..      8.75          N/A           N/A              6.76
 Morgan Stanley REIT
 Index.................     12.83         6.11           N/A
 Morningstar Specialty
 - Real Estate Category      8.93         6.19          9.99

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 REAL ESTATE ACCOUNT                                                                       $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizationS (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    43.58
 2000   -11.73
 2001     2.55

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '99  26.75%
                               LOWEST  Q3 '01  -25.61%


The year-to-date return as of March 31, 2002 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT ..............          2.55                    N/A                    N/A                       0.89
 Russell 2000 Index/(1)/ .......          2.49                   7.52                  11.51
 S&P SmallCap 600 Index ........          6.54                  10.66                  13.61
 Morningstar Small Blend
 Category ......................          8.41                  10.91                  13.25

 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.15
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.00

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                          $102  $318  $552  $1,225

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily common stocks of small companies believed to have the potential for rapid revenue and earnings growth.

The Account's stock selection focues on companies that either occupy a dominat position in an emerging industry or have a growing market share in a larger fragmented industry. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies with:
.. innovative technology, products or services that may enable the company to be a market share leader;
.. strong entrepreneurial management with clearly defined strategies for growth;
  and
.. solid balance sheets.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. In certain unusual circumstances, the Account may be unable to remain invested at these levels in securities with the stated market capitalization. Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securites in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established thus posing greater market, liquidity and information risks. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. In addition, there is a risk that the Sub-Advisor's strategy will not achieve the desired results.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who intend to make a long-term investment commitment and are wiling to accept above average risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    95.69
 2000   -13.91
 2001   -32.01

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  59.52%
                               LOWEST  Q3 '01  -37.66%


The year-to-date return as of March 31, 2002 is -8.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -32.01          N/A            N/A             4.60
 Russell 2000 Growth
 Index.................     -9.23         2.87           7.19
 Morningstar Small
 Growth Category......      -9.02         8.94          10.89

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.05

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999   21.45
 2000   23.87
 2001    6.25

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98  -19.14%


The year-to-date return as of March 31, 2002 is 10.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT      6.25          N/A            N/A             8.69
 Russell 2000 Value
 Index.................     14.02        11.20          15.11
 Morningstar Small
 Value Category.......      17.31        11.29          13.47

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.14
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.24

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $126  $393  $681  $1,500

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rates are calculated for the LargeCap Blend and LargeCap Value Accounts as they have been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA. . As portfolio manager for a member company of the Principal Financial Group, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2001, Alliance managed $455 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        Steven Pisarkiewicz




MARILYN G. FEDAK . Ms. Fedak was named chief investment officer and chairman of the U.S. Equity Investment Policy Group, and was also elected to the Board of Directors, in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. Ms. Fedak is a member of the Small-Capitalization, International, Global, Global Balanced, Canadian Equity and Advanced Value Investment Policy Groups, and the Private Client Investment

Group. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972, and is a Chartered Financial Analyst.



STEVEN PISARKIEWICZ . Mr. Pisarkiewicz, Chief Investment Officer, Structured Equity Services Senior Portfolio Manager, joined the firm as a managing director of financial advisors in 1989. In 1992, he was named managing director of Institutional Services; in 1997, he was named senior portfolio manager for U.S. equities and became a member of the U.S. Equity Investment Policy Group. In late 1998, he assumed his current role as chief investment officer for Structured Equity Services. Prior to joining Bernstein, he was a vice president and senior consultant with SEI Corporation from 1983 to 1989, and a director of strategic planning for Emerson Electric Company from 1979 to 1983. Mr. Pisarkiewicz earned a BS from the University of Missouri in 1972 and an MBA in 1979 from the University of California at Berkeley.


SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2001, Dreyfus managed or administered approximately $187 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated managed $163.6 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore
                                        J. Thomas Madden
                                        Bernard J. Picchi




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.



J. THOMAS MADDEN, CFA . Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.



BERNARD J. PICCHI, CFA . Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Capital Value                John Pihlblad
           Growth                       Mary Sunderland
           International                Kurtis D. Spieler
           International SmallCap       Brian W. Pattinson
           MidCap                       K. William Nolin
           SmallCap                     John F. McClain
                                        Thomas Morabito

JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2001, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $600 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.




SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.

SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Government Securities        Mark Karstrom
                                        Martin J. Schafer




MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.


DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Bond                       0.50%     MidCap Growth             0.97%
      Capital Value              0.61      MidCap Growth Equity      1.10*
      Equity Growth              0.75      MidCap Value              1.36
      Government Securities      0.49      Money Market              0.50
      Growth                     0.61      Real Estate               0.92
      International              0.92      SmallCap                  1.00
      International SmallCap     1.41      SmallCap Growth           1.05
      LargeCap Growth            1.17      SmallCap Value            1.24
      MidCap                     0.62

    * After waiver.


The Fund also entered into an agreement with the Sub-Advisor for the LargeCap Blend and LargeCap Value Accounts which were added to the Fund as of May 1, 2002. Under those agreements, the Manager will pay the respective Sub-Advisor as follows (the fees are based on the net asset value of the Account):
.. LargeCap Blend - on the first $75 million of net assets - the fee is 0.35%;
  next $200 million - 0.25%; next $250 million - 0.20%; and net assets of $525 million - 0.15%.
.. LargeCap Value - on the first $10 million of net assets - the fee is 0.60%;
  next $15 million - 0.50%; next $25 million - 0.40%; next $50 million - 0.30%; next $50 million - 0.25%; next $50 million - 0.225%; and net assets of $200 million - 0.200%. However, during the first six months following the Account's SEC effective date, Bernstein is paid a fee which accrues daily and is paid monthly at an annual rate of 0.47% of the Account's net asset value.

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Value, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO

                  Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87


           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.

Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO

                     Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.

Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

EQUITY GROWTH ACCOUNT

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.
LOGO

        Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 -14.86% 10.30%  16.05%**
** Since inception 6/1/94

In Thousands

               S&P 500            Morningstar              Equity Growth
                Index            Large Growth                Account*
                                   Category
                      10                  10                   10
   1994           10.23               10.114               10.259
   1995           14.074              13.378               14.792
   1996           17.305              15.913               18.941
   1997           23.078              19.891               24.784
   1998           29.674              26.566               29.481
   1999           35.917              37.118               41.126
   2000           32.645              31.888                36.31
   2001           28.767              24.353               30.914

Note: Past performance is not predictive of future performance.

For the year the Account lagged the S&P 500 as a result of stock selection. While it is never satisfying to report negative numbers and to lag the primary index, we are pleased with performance relative to the growth universe and other growth managers. We have exceeded both benchmarks for the second year in a row, a period that has been extremely difficult for growth managers.


The Account was, on average, 5% overweight in technology, the largest sector in the Account, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective space. Stock selection in telecomm services, which was less than 5% of the Account, also detracted from performance. Providers such as Verizon and SBC suffered modest declines as growth rates slowed and the companies were forced to delay expenditures and lay off staff. We also eliminated the communication tower holdings, including American Tower, as the business models for these companies will continue to be slowed by the malaise in the telecomm segment. While we do believe in the growth in wireless traffic, clearly it will take place more slowly than originally anticipated and we do not want this exposure while the economy remains weak and there is no visible catalyst for a recovery for the telecomm providers.


Industrials, which were the largest overweight and second largest sector, averaging 19% of the Account also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the index sector return. Tyco, which remained the largest holding, was a strong performer. The Account was also overweight healthcare, averaging 20% of the Account, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.


The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. If the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

GOVERNMENT SECURITIES ACCOUNT

The Account returned -0.09% in the fourth quarter vs. the Lehman MBS Index return of +0.07%. This difference accounted for much of the Account's underperformance for the year. The year performance of 7.61% vs. the Lehman MBS Index of 8.22% reflects the Account's slightly longer duration in the fourth quarter.
LOGO


                     Total Returns*
                as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
         7.61%   7.40%   7.04%    8.21%**
** Since inception 4/9/87


           Lehman Brothers        Morningstar      Government
           Mortgage-Backed       Intermediate      Securities
             Bond Index           Government        Account*
                                   Category
                    10                  10               10
   1992         10.697              10.639           10.684
   1993         11.429              11.493            11.76
   1994         11.245              11.031           11.227
   1995         13.134              12.842           13.368
   1996         13.837              13.202           13.816
   1997          15.15              14.318           15.251
   1998         16.204              15.385           16.512
   1999         16.505              15.163           16.464
   2000         18.347              16.795           18.341
   2001         19.855              17.944           19.737

Note: Past performance is not predictive of future performance.

For 2001, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments (early return of principal) and to better participate in the bond market rally.


In November and December, the bond market reacted to early signs of a rebound in the economy and an end to government surpluses. During this period long-term interest rates increased by 0.50%. This interest rate increase and a longer portfolio duration combined with faster principal repayments from refinancing activity to cause the Account to underperform relative to the Index for the fourth quarter.


The improvement in relative performance to the Morningstar peer group continues to validate our overall MBS strategy, which emphasizes higher yield and lower price volatility than U.S. Treasury bonds. The Account produced a 21st percentile ranking for the quarter and 38th for the year. Performance remains above median for longer time periods (i.e., three, five and 10 years).


GROWTH ACCOUNT

For 2001, the Growth Account declined 25.50% as compared to a 20.42% decline in the Russell 1000 Growth Index. Most of the relative underperformance occurred in the technology and consumer staple sectors. Solid performance in communications services, consumer cyclicals, health care and financials helped offset the underperformance in the other sectors.
LOGO

        Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 25.50% 3.73%      7.88%**
** Since inception 5/2/94


            Russell 1000      S&P 500       Morningstar           Growth
            Growth Index       Index        Large Growth          Account*
                                             Category
                   10            10               10                  10
   1994        10.687        10.397           10.132              10.542
   1995        14.661        14.304           13.402              13.243
   1996        18.051        17.588           15.942                14.9
   1997        23.555        23.455           19.928              18.917
   1998        32.673        30.158           26.616              22.957
   1999        43.507        36.503           37.188              26.729
   2000        33.753        33.178           31.948              24.016
   2001        26.861        29.236           24.399              17.892

Note: Past performance is not predictive of future performance.

Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. Unfortunately, the Account holds more cyclical technology issues that lagged the sector in the economic contraction. As in the fourth quarter, stock specific issues related to tourism and acquisitions hurt the consumer staples sector.


The Account benefited from strong performance in individual stocks in the health care, communications and financials sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena. The communications sector did well thanks to an emphasis on wireless and a smaller position versus the Index in long distance and local service providers. Financials proved to be a safe haven during the difficult economic environment.


For all of 2001, growth stocks declined 20.42%, significantly underperforming value stocks that lost 5.59%. The first recession in a decade began in March 2001, impacting the earnings of many growth companies and the technology sector in particular. Although the economy slowed in 2001, most of the contraction occurred in the manufacturing and capital goods sectors. Consumer spending held up relatively well, while sectors related to capital spending were severely impacted.


Notwithstanding the difficult economic environment, growth stocks showed solid double-digit gains in the fourth quarter. A few weeks after the September 11 terrorist attacks, evidence started to grow that the economy might be bottoming. With the prospect of an improving economy, growth stocks rose 15.14% outpacing a 7.37% gain in value stocks.


The evidence of an improving economy in 2002 lies with better trends in durable goods orders, inventory levels, consumer confidence and slowing jobless claims. The Federal Reserve's aggressive interest rate cuts from 6.5% to 1.75% are likely starting to take hold. In addition, inflation will likely remain tame due to the recent slow economic activity. Economic growth and low inflation may well be solid drivers for growth stocks in 2002.


INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO

                 Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.

Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook, as prospects for a recovery in 2001 diminished.
LOGO

                 Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -21.85%            5.13%**
** Since inception 5/1/98


           Morgan Stanley     Morgan Stanley      Morningstar     International
               Capital            Capital        Foreign Stock      SmallCap
            International      International        Category        Account*
            EAFE (Europe,      EAFE (Europe,
            Australia and      Australia and
              Far East)       Far East) Index
           SmallCap Index
                    10                10               10               10
   1998         10.000            10.379            9.672            8.963
   1999         17.541            13.177           13.975           17.371
   2000         16.215             11.31           11.787           15.373
   2001         14.187             8.885            9.202           12.014

Note: Past performance is not predictive of future performance.

The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The International SmallCap Account underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 10.31% over the last 12 months. The largest contributor to the portfolio's underperformance was its overweighted position in the technology sector at the beginning of the year. Over the past 12 months, we significantly reduced the portfolio's technology exposure, but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the industrials sector added to underperformance. Strong stock selection in the consumer staples and financials sectors were bright points for the year.


Regionally, Europe was the biggest contributor to underperformance due to poor stock selection. Much of the portfolio's European exposure was concentrated in technology companies, which fared worse than the overall market. Japan was the best contributing region for the portfolio due to a large underweighted position and strong stock selection.


The portfolio is currently positioned to benefit from an upturn in the economy and the equity markets. We expect that the economy will bottom in mid-2002 and are subsequently looking for companies with improving prospects yet whose stock prices more than reflect the current slowdown. This meets with the portfolio's long-standing philosophy of buying companies at a discount to their intrinsic value.

LARGECAP GROWTH ACCOUNT

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to a 40-year low of 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11, though the timing of an economic turnaround remains uncertain at best. In this environment, the Account declined and underperformed its benchmark, the S&P 500 Index.
LOGO

           Total Returns*
       as of December 31, 2001
        1 Year    Life of Fund
        -24.22%     -4.54%**
** Since inception date 5/3/99



            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category         Account*
                   10                  10               10
   1999        12.504               12.81           13.247
   2000         9.701              11.005           11.659
   2001          7.72               8.405            8.835

Note: Past performance is not predictive of future performance.

Detracting from the Account's performance were some of our more defensive holdings, including General Electric and Pfizer. GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities. Meanwhile, we continue to believe that Pfizer is the best-positioned large-cap pharmaceutical company with no patents set to expire for the next six years and an impressive lineup of medications.


Though we just about broke even on the investment, Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation and to the effect of the company's debt load, reported and otherwise, on its overall business model.


Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.


With valuation in mind, the Account's position in Home Depot was sold when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet, because of the home-improvement retailer's inventory and cost-saving measures, we'll keep a close eye on this company, especially if home sales continue to rise.


Going into 2002, we will maintain our balanced approach to stock-picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Account has a relatively low number of holdings, as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from an eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. We believe this strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO

                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.

The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MIDCAP GROWTH ACCOUNT

The year 2001 was a very difficult year for U.S. equities as both long bonds and cash outperformed most major stock indices. The only area of the market that posted positive returns for the year were small cap stocks where the Russell 2000 posted a positive 2.49% return. When looking at the style benchmarks, it is clear that value indices far outpaced their growth counterparts over the course of the year. As evidence of this performance spread, the Russell Midcap Value benchmark outperformed the Russell Midcap Growth Index 2.36% to -20.22%. If one overlays the value outperformance on top of the return to smaller capitalization stocks, one finds that the best performing major benchmark was the Russell 2000 Value Index with a return of 13.96%.
LOGO

              Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        -16.92%      -1.10%**
** Since inception date 5/1/98



               Russell            Morningstar                 MidCap
               Midcap           Mid-Cap Growth                Growth
               Growth              Category                  Account*
                Index
                           10                  10               10
   1998                10.389              10.258             9.66
   1999                15.718              16.813           10.691
   2000                13.873              15.653           11.557
   2001                11.076              12.322            9.602

Note: Past performance is not predictive of future performance.

As it relates to your Account, the Russell Midcap Growth Index had a roller coaster ride over the course of the year. In the first quarter, the benchmark was down a -25.1% as price to earnings multiples continued to crash from their Internet bubble highs. This compression continued to a multi-year low in the Nasdaq Composite on April 4.


Investors began to get more optimistic about growth stocks as they saw the earnings multiples of high growth stocks squeezed down to a discount to much slower growing companies. As a consequence they put money back into the growth area of the market and drove the return of the Midcap Growth benchmark up 16.2% in the second quarter.


There is no need to recap the third quarter as the terrorist attacks of September 11 are fresh in all of our minds. The impacts of the events on the market were unmistakable as investors became much more risk averse and drove the return on the growth index down -27.8% in the quarter. Much of this decline came in the first week of trading following the attacks. The strong leadership of President Bush and Chairman Greenspan restored investor confidence following the market's low of September 21.

The market rallied strongly off of its lows in the fourth quarter as the Fed cut rates an additional three times beyond the eight cuts already instituted through the first three quarters of the year. This dramatic drop in rates combined by the massive earnings multiple compression of the third quarter persuaded investors it was safe to invest in growth stocks again and they did so with gusto, driving up the growth index 27.1% in the fourth quarter.


As mentioned above, it was a very difficult year for growth stocks and growth funds. The good news is that your Account outpaced the Russell Midcap Growth Index, -17.96% versus -20.15%. The news is even better when one looks at the competition where the median return of Midcap Growth managers was down -23.98%. Your Account did better than two-thirds of the funds out there.


How was this accomplished? The Account was structured with a value tilt relative to the Midcap Growth Index which means that we carried more stocks with lower price to earnings multiples (p/e), higher returns on capital, higher rates of cash flow growth and higher margins than the index. This strategy was driven by our process which seeks to identify those characteristics that investors most highly value at each point in the investment cycle. We identified the factors listed above, especially low p/e, as characteristics that investors prized and built those characteristics into the portfolio through the addition and subtraction of individual stocks.


An additional attribute of our process, and hence, your Account, is to control risk in the portfolio construction process by maintaining economic sector weights very similar to that of the benchmark. As a consequence, virtually none of the outperformance can be attributed to sector weighting bets and nearly all is a result of superior stock selection. Stock selection within technology provided the lion's share of outperformance with most of that coming from the semiconductor industry. The big winners in semiconductors were Nvidia, Fairchild Semiconductor, International Rectifier and Cabot Microelectronics. An underweight to Vitesse Semiconductor was also a big contributor. Substantial value was also added from stock selection in Energy, Consumer Staples and Health Care. The big winners in Energy were an overweight to Murphy Oil and underweights to many Oil Service names that plunged along with oil and gas prices through the year. In Staples, overweights to Dean Foods, Pepsi Bottling, General Mills and Smithfield Foods contributed to performance. Finally, in Health Care, bets on Genzyme, Andrx, King Pharmaceuticals and Forest Labs added to your Account's return.


As noted above, your Account is managed through identifying stocks that exhibit characteristics that investors value and then constructing a sector neutral portfolio comprised of these stocks. This process led to a portfolio that exhibited a bit more value than its benchmark in 2001. As we move forward through time, we will continue to listen to the market and identify investors' shifting preferences. We will then buy and sell the appropriate stocks so that your Account will have the best chance to outperform going forward. Our goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 20.15%. The S&P 500 Index, in comparison, fell "only" 11.88%. For its part, the MidCap Growth Equity Account lost 28.34%, underperforming the Index by 7.92 percentage points. LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.43%      -35.90%**
** Since inception date 10/24/00

               Russell            Morningstar                       MidCap
               Midcap               Mid-Cap                         Growth
               Growth               Growth                          Equity
                Index              Category                        Account*
                           10                  10               10
   2000                 8.239               8.643             8.13
   2001                 6.578               6.804              5.9

Note: Past performance is not predictive of future performance.

The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, two of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: the fund was up 24%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Account's performance pattern was typical of that of our growth-stock portfolios, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets.


Contributing the most to performance in relative terms were our health-care holdings: they amounted to a 23% weighting and lost 11%, compared with a 16% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 55%, versus a 44% drop by the sector. In general, tech stocks, constituting 28% of the portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 26%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 69%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the Index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 3%.


We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if last September 21 marked the market low, then this bear market turned out to be almost exactly on the average at 545 days.)

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, and financial-transaction-processing companies.


MIDCAP VALUE ACCOUNT

In 2001, the MidCap Value Account declined 2.58% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Energy and Materials sectors were largely responsible for the Account's underperformance. These three, along with Utilities, were also significant detractors from absolute return. Consumer Discretionary and Financials made positive contributions to relative and absolute return.
LOGO


             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -2.58%       13.69%**
** Since inception date 5/3/99



               Russell            Morningstar                 MidCap
               Midcap            Mid-Cap Value                 Value
                Value              Category                  Account*
                Index
                           10                  10               10
   1999                 9.419              10.023           11.024
   2000                11.226              11.709           14.445
   2001                11.489              12.458           14.072

Note: Past performance is not predictive of future performance.

While IT holdings declined less than index sector components, the Account had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.


Energy also detracted from absolute and relative returns. Account holdings fell further than index components; additionally, the Account was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.


Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.


There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the new year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.


During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


REAL ESTATE ACCOUNT

In 2001, real estate stocks outperformed the S&P 500 for the second consecutive year. The Real Estate Account's 8.75% return easily outdistanced the S&P 500's -11.88%. Investors continued to favor real estate stocks and the steady earnings growth and above-average dividend yields they offered, especially when compared to many companies outside the real estate realm.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        8.75%         6.76%**
** Since inception date 5/1/98



           Morgan Stanley         Morningstar               Real Estate
             REIT Index           Specialty -                Account*
                                  Real Estate
                                   Category
                           10                  10               10
   1998                 8.677               8.592            9.344
   1999                 8.282               8.304            8.925
   2000                10.502              10.449           11.689
   2001                11.849              11.382           12.712

Note: Past performance is not predictive of future performance.

While real estate companies have been able to deliver positive earnings growth in the midst of the current recession, they are not immune to weak economic conditions. Real estate is considered to be a lagging economic indicator; financial performance stays generally steady until new leases need to be signed. Consistent with this view, the financial performance of real estate companies weakened throughout 2001. Looking ahead to 2002, they are expected to post flat to slightly positive earnings growth.


The Account underperformed relative to its Index in 2001. Three key factors contributed to this weak relative performance. First, lower quality stocks with above-average dividend yields outperformed higher quality stocks. Because we owned companies with good assets, strong management teams and sound capital structures, this emphasis did not deliver superior returns in 2001.


Second, the Account was underweighted in retail property owners and specifically, regional malls that proved unsuccessful. As 2001 began, we were concerned the weakening economy would cause a sharp decline in retail sales and excess store capacity would be a drag on the sector. Instead retail sales proved more resilient than expected and regional mall owners, many with high levels of variable rate debt on their balance sheets, benefited materially from the decline in short-term interest rates. Stock price performance reflected these better-than-expected conditions as regional mall property owners returned, on average, 33.9% for the year.


Finally, an overweighted position in California-based companies early in 2001 hurt returns. These companies were hurt by sharp declines in technology-oriented markets and the state's utility crisis. Although we eliminated this overweighting mid-year, it had a significant negative impact on returns in the first 90 days of 2001.

Looking ahead, we will continue to emphasize high quality companies featuring good assets, strong management teams and sound capital structures. While these companies underperformed in 2001, we are convinced that in the long-term an emphasis on high quality companies will lead to superior investment results.


SMALLCAP ACCOUNT

A strong fourth quarter finish helped the Small Cap Account finish just ahead of the Russell 2000 Index. The Account returned 25.67% in the fourth quarter, bringing the year-to-date return to 2.55%. The Index gained 21.08% in the fourth quarter to finish the year 2.49% higher.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        2.55%         0.89%**
** Since inception date 5/1/98



            Russell 2000          S&P           Morningstar     SmallCap
                Index        SmallCap 600       Small Blend     Account*
                                 Index            Category
                    10              10               10             10
   1998          8.806           8.835            8.609          7.949
   1999         10.678           9.931           10.174         11.413
   2000         10.356          11.103           11.480         10.074
   2001         10.614          11.829           12.445         10.331

Note: Past performance is not predictive of future performance.

Concerns about the shape of the U.S. economy dominated the markets in 2001. During the summer months, the Account was positioned for an anticipated economic recovery in the fourth quarter. This seemed likely based on the strong fiscal stimulus provided by the combination of a tax rebate, tax cuts and record interest rate cuts by the Federal Reserve. All that changed after the September 11 terrorist attacks. Any hopes for economic recovery turned into fear of additional terrorist attacks and the prospects of a prolonged war against terrorism - both at home and abroad. The resultant swoon in stock prices hurt our newly rebalanced portfolio more harshly than it hurt the overall market.


However, our strategy ultimately paid off as the fourth quarter progressed. Consumer spending remained robust enough through the holiday season to calm investors' jitters. There were no additional terrorist attacks here or abroad, and the war efforts continued successfully, with very few U.S. casualties. As the economic picture began to improve, the Account made a strong rebound during the fourth quarter.


As we enter the new year, the Account maintains a slight bias toward growth stocks. Growth tends to outperform during periods of economic recovery, which we believe we have now entered. As the fourth quarter progressed, we sold many of the technology companies that performed strongly during the fourth quarter rally, instead favoring quality names in the health care industry.


While the overall strategic outlook is to position the portfolio in expectation of an accelerating economic recovery, the recovery may not unfold as quickly or smoothly as the market appears to have priced in. Consequently in the short term, we have shifted the portfolio to a more defensive posture. We will make future strategic changes as economic data and/or valuation adjustments take place.

SMALLCAP GROWTH ACCOUNT

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More importantly in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Small Company Growth Account focuses on high growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.
LOGO

              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -32.01%      4.60%**
** Since inception date 5/1/98



            Russell 2000          Morningstar       SmallCap
            Growth Index         Small Growth        Growth
                                   Category         Account*
                   10                  10               10
   1998         8.993               9.341           10.296
   1999        12.868              15.081           20.148
   2000         9.982               14.22           17.345
   2001         9.061              12.937           11.793

Note: Past performance is not predictive of future performance.

The Small Cap Growth Account (the "Account") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 31.23% compared with a 9.23% decline in the Russell 2000 Growth Index, and a 2.49% decline in the Russell 2000 Index. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Account as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.


Not surprisingly, technology holdings had the largest negative impact on Account performance this period. We reduced some technology holdings early in the year in response to slowing growth, however it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Account as well as possible for an eventual economic recovery.


Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth re-acceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.


Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc. (1.31% of assets), which provides software to enhance the performance and management of databases, and Retek Inc. (1.08% of assets), an enterprise software vendor focused on the retail industry. While these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a re-acceleration of growth are good. Also, we believe they are competitively well positioned for an eventual recovery in the economy and in business spending.


Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. (1.32% of assets) performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Account's holdings, such as IDEC Pharmaceuticals Corp. (0.58% of assets), a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. (1.23% of assets) underperformed the Index, despite relatively good fundamental results. The Account benefited from companies added during the year, including First Horizon Pharmaceutical Corp. (1.60% of assets) and Celgene Corp. (1.93% of assets), both of which are profiting from strong sales.


On the consumer side of the portfolio, the Account fared better. Whole Foods Market, Inc. (1.08% of assets), a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. (1.33% of assets) also contributed modestly to performance.


Strong commodity prices and high levels of drilling activity drove the positive performance in the Account's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Account's exposure to energy companies as fundamentals began to erode, and ended the period underweighted in energy, as compared with the indexes.


As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the Account owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.


SMALLCAP VALUE ACCOUNT

The Small Cap Value Account returned 7.08% (net of fees) for the 12 months ending December 31, 2001, while the Russell 2000 Value returned 14.03%. LOGO

            Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        6.25%         8.69%**
** Since inception date 5/1/98



            Russell 2000          Morningstar           SmallCap
             Value Index          Small Value             Value
                                   Category              Account
                     10                  10                10
   1998           8.592               8.441             8.494
   1999           8.464                8.82            10.316
   2000          10.396              10.318            12.778
   2001          11.854              12.104            13.577

Note: Past performance is not predictive of future performance.

The year began with concerns over the length and seriousness of the economic slowdown as companies preannounced earnings shortfalls. Disappointment over the frequency and magnitude of Fed cuts contributed to small cap market volatility, putting downward pressure on companies across a wide range of industries. The disparity between growth and value persisted, as value names significantly outperformed their growth peers. As the summer approached, high profile earnings disappointments continued to take their toll. Optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. However, the third quarter ended on a devastating note, as the tragic events in September severely impaired the markets. The quarter was marked by rising unemployment, declining corporate spending, fading consumer confidence and disappointing earnings announcements. Small cap stocks posted very strong fourth-quarter returns as the markets recovered from the events in September. After consumer confidence and corporate expenditures hit lows, the market buoyed through the end of the year with the help of fiscal stimulus and additional rate cuts by the Fed. A bull market at the beginning of December was stifled by negative earnings pre-announcements later in the month, which muted the quarter's performance.


Small caps historically have underperformed large caps in times of economic uncertainty. However, even with the economic conditions and ensuing battle in Afghanistan, the Russell 2000 ended the year ahead with a return of 2.59% versus the S&P 500's annual return of -11.88%, due to confidence in an economic recovery in 2002. Although confidence in growth sectors surfaced in December, value stocks with near-term visibility were more attractive to investors this year. The Russell 2000 Value posted a gain of 14.02% while the Russell 2000 Growth reported a loss of 9.23% for the year.


The portfolio underperformed the Russell 2000 Value Index for the year, primarily due to stock selection. Stock selection that contributed to performance came from the consumer cyclical, energy, and utilities sectors, which was well offset by negative stock selection in the REITs, industrial cyclical, and retail sectors. Sectors weights detracting from performance were to energy (overweight), pharmaceuticals (neutral), and insurance (overweight), while contributions came from consumer cyclicals (underweight), software & services (neutral), and insurance (underweight). The top performers were Pacific Century Financial, NVR Inc., and Furniture Brands. The major detractors were Gentek, Capstone Turbine, and Encompass Services.


We remain cautiously optimistic that the economy will begin to recover during the second half of 2002. With an improving economic outlook and additional improvement in events related to Afghanistan, we would expect small caps to be well positioned to continue to outperform their large cap counterparts, as they did in 2001.

IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89     $12.02      $11.78     $11.33
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.56        0.85       0.81        0.66       0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.35        0.04      (1.12)       0.25       0.44
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.91        0.89      (0.31)       0.91       1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --      (0.82)      (0.66)     (0.75)
 Distributions from
  Capital Gains.......        --          --         --       (0.01)        --
   ----
   Total Dividends and
         Distributions     (0.85)         --      (0.82)      (0.67)     (0.75)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.84      $11.78     $10.89      $12.02     $11.78
                          ======      ======     ======      ======     ======
Total Return..........      8.12%       8.17%     (2.59)%      7.69%     10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216   $125,067    $121,973    $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%      0.50%       0.51%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%      6.78%       6.41%      6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%      40.1%       26.7%       7.3%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74     $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50       0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13      (2.41)       3.94       7.52
                           -----        ----      -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63      (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)     (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)     (4.02)      (1.36)     (2.76)
                           -----       -----      -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)     (4.82)      (2.07)     (3.43)
                           -----       -----      -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72     $30.74      $37.19     $34.61
                          ======      ======     ======      ======     ======
Total Return..........     (8.05)%      2.16%     (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325   $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%      2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%      43.4%       22.0%      23.4%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $20.37      $23.89      $18.33      $16.30     $14.52
Income from Investment
 Operations:
 Net Investment Income      0.01        0.02       (0.01)       0.04       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.82)      (2.73)       7.17        2.99       4.26
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (2.81)      (2.71)       7.16        3.03       4.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --       (0.04)     (0.04)
 Distributions from
  Capital Gains.......     (1.25)      (0.81)      (1.60)      (0.96)     (2.48)
                           -----       -----       -----       -----      -----
   Total Dividends and
         Distributions     (1.27)      (0.81)      (1.60)      (1.00)     (2.52)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $16.29      $20.37      $23.89      $18.33     $16.30
                          ======      ======      ======      ======     ======
Total Return..........    (14.86)%    (11.71)%     39.50%      18.95%     30.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,401    $383,139    $379,062    $224,058   $149,182
 Ratio of Expenses to
  Average Net Assets..      0.75%       0.73%       0.77%       0.78%      0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.06%       0.08%      (0.08)%      0.22%      0.29%
 Portfolio Turnover
  Rate................      88.8%       69.1%       89.6%      155.6%     172.6%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.26      $11.01      $10.72     $10.31
Income from Investment
 Operations:
 Net Investment Income      0.51        0.69        0.71        0.60       0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32        0.48       (0.74)       0.28       0.41
                            ----        ----       -----        ----       ----
 Total From Investment
            Operations      0.83        1.17       (0.03)       0.88       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
Net Asset Value, End
 of Period............    $11.58      $11.43      $10.26      $11.01     $10.72
                          ======      ======      ======      ======     ======
Total Return..........      7.61%      11.40%      (0.29)%      8.27%     10.39%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $193,254    $127,038    $137,787    $141,317    $94,322
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.51%       0.50%       0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.63%       6.33%       6.16%       6.15%      6.37%
 Portfolio Turnover
  Rate................      45.9%        4.3%       19.7%       11.0%       9.0%

/(a) /Effective May 1, 2001, Aggressive Growth Account changed its name to
  Equity Growth Account.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $16.43      $23.56      $20.46     $17.21     $13.79
Income from Investment
 Operations:
 Net Investment Income        --       (0.02)       0.14       0.21       0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.19)      (2.29)       3.20       3.45       3.53
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (4.19)      (2.31)       3.34       3.66       3.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.14)     (0.21)     (0.18)
 Distributions from
  Capital Gains.......        --       (4.82)      (0.10)     (0.20)     (0.11)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions        --       (4.82)      (0.24)     (0.41)     (0.29)
   ----                                -----       -----      -----      -----
Net Asset Value, End
 of Period............    $12.24      $16.43      $23.56     $20.46     $17.21
                          ======      ======      ======     ======     ======
Total Return..........    (25.50)%    (10.15)%     16.44%     21.36%     26.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $209,879    $294,762    $345,882   $259,828   $168,160
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.45%      0.48%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%      (0.13)%      0.67%      1.25%      1.34%
 Portfolio Turnover
  Rate................      39.0%       83.5%       65.7%       9.0%      15.4%

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95      $14.51     $13.90     $13.02
Income from Investment
 Operations:
 Net Investment Income      0.09        0.10        0.48       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)       3.14       1.11       1.35
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)       3.62       1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)      (0.47)     (0.25)     (0.23)
 Distributions from
  Capital Gains.......        --       (0.59)      (1.71)     (0.51)     (0.47)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.02)      (0.67)      (2.18)     (0.76)     (0.70)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $10.51      $13.90      $15.95     $14.51     $13.90
                          ======      ======      ======     ======     ======
Total Return..........    (24.27)%     (8.34)%     25.93%      9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440    $197,235   $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%       0.78%      0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%       3.11%      1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%       65.5%      33.9%      22.7%

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(A)/
                           ----       ----       ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.87     $16.66      $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income     0.04      (0.04)     (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.07)     (1.89)      8.41      (0.95)
                          -----      -----       ----      -----
 Total From Investment
            Operations    (3.03)     (1.93)      8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --      (0.03)
 Distributions from
  Capital Gains.......       --      (0.86)     (0.73)        --
   ----                              -----      -----         --
   Total Dividends and
         Distributions       --      (0.86)     (0.73)     (0.03)
   ----                              -----      -----      -----
Net Asset Value, End
 of Period............   $10.84     $13.87     $16.66      $9.00
                         ======     ======     ======      =====
Total Return..........   (21.85)%   (11.50)%    93.81%    (10.37)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,674    $50,023    $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.41%      1.44%      1.32%      1.34%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%     (0.26)%    (0.28)%     0.24%/(c)/
 Portfolio Turnover
  Rate................    123.8%     292.7%     241.2%      60.3%/(c)/

/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999/(B)/
                            ----        ----       ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $11.67      $13.26       $9.93
Income from Investment
 Operations:
 Net Investment Income     (0.03)      (0.08)      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.79)      (1.51)       3.36
                           -----       -----        ----
 Total From Investment
            Operations     (2.82)      (1.59)       3.33
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......     (0.01)         --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.01)         --          --
   ----                    -----
Net Asset Value, End
 of Period............     $8.84      $11.67      $13.26
                           =====      ======      ======
Total Return..........    (24.22)%    (11.99)%     32.47%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,445      $7,399      $7,045
 Ratio of Expenses to
  Average Net Assets..      1.17%       1.20%       1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.17%       1.25%       1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.46)%     (0.66)%     (0.47)%/(d)/
 Portfolio Turnover
  Rate................      32.1%       24.3%       39.6%/(d)/

                            2001        2000        1999           1998       1997
                            ----        ----        ----           ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90      $34.37         $35.47     $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10        0.12           0.22       0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76        4.20           0.94       6.48
                           -----        ----        ----           ----       ----
 Total From Investment
            Operations     (1.26)       4.86        4.32           1.16       6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)      (0.12)         (0.22)     (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)      (1.67)         (2.04)     (0.76)
                           -----       -----       -----          -----      -----
   Total Dividends and
         Distributions     (1.12)      (7.29)      (1.79)         (2.26)     (0.99)
                           -----       -----       -----          -----      -----
Net Asset Value, End
 of Period............    $32.09      $34.47      $36.90         $34.37     $35.47
                          ======      ======      ======         ======     ======
Total Return..........     (3.71)%     14.59%      13.04%          3.69%     22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681    $262,350       $259,470   $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.61%          0.62%      0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%       0.32%          0.63%      0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%       79.6%          26.9%       7.8%

/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000           1999    1998/(F)/
                           ----       ----           ----    ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..   $10.46     $10.66          $9.65    $9.94
Income from Investment
 Operations:
 Net Investment Income    (0.05)      0.02           0.02    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.68)      0.77           1.01    (0.28)
                          -----       ----           ----    -----
 Total From Investment
            Operations    (1.73)      0.79           1.03    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)         (0.02)      --
 Distributions from
  Capital Gains.......    (0.24)     (0.97)            --       --
 -----                    -----      -----
   Total Dividends and
         Distributions    (0.24)     (0.99)         (0.02)      --
 ----                     -----      -----          -----
Net Asset Value, End
 of Period............    $8.49     $10.46         $10.66    $9.65
                          =====     ======         ======    =====
Total Return..........   (16.92)%     8.10%         10.67%   (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,838    $25,924        $14,264   $8,534
 Ratio of Expenses to
  Average Net Assets..     0.97%      0.96%          0.96%    1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.01%          1.09%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.66)%     0.27%          0.26%   (0.14)%/(e)/
 Portfolio Turnover
  Rate................     55.2%     161.9%          74.1%    91.9%/(e)/

                           2001      2000/(C)/
                           ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (1.87)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (1.87)
                          -----      -----
Net Asset Value, End
 of Period............    $5.90      $8.13
                          =====      =====
Total Return..........   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    309.1%     246.9%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000      1999/(B)/
                            ----        ----      ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $12.57      $11.11     $10.09
Income from Investment
 Operations:
 Net Investment Income      0.01          --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.35)       3.12       1.24
                           -----        ----       ----
 Total From Investment
            Operations     (0.34)       3.12       1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)         --      (0.02)
 Distributions from
  Capital Gains.......     (0.54)      (1.66)     (0.22)
                           -----       -----      -----
   Total Dividends and
         Distributions     (0.55)      (1.66)     (0.24)
                           -----       -----      -----
Net Asset Value, End
 of Period............    $11.68      $12.57     $11.11
                          ======      ======     ======
Total Return..........     (2.58)%     31.05%     10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,778      $7,739     $5,756
 Ratio of Expenses to
  Average Net Assets..      1.36%       1.20%      1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.29%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.12%       0.02%      0.30%/(d)/
 Portfolio Turnover
  Rate................     208.8%      233.2%     154.0%/(d)/

                            2001        2000       1999         1998      1997
                            ----        ----       ----         ----      ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000     $1.000       $1.000    $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039       0.059      0.048        0.051     0.051
                           -----       -----      -----        -----     -----
 Total From Investment
            Operations     0.039       0.059      0.048        0.051     0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)     (0.059)    (0.048)      (0.051)   (0.051)
                          ------      ------     ------       ------    ------
   Total Dividends and
         Distributions    (0.039)     (0.059)    (0.048)      (0.051)   (0.051)
                          ------      ------     ------       ------    ------
Net Asset Value, End
 of Period............    $1.000      $1.000     $1.000       $1.000    $1.000
                          ======      ======     ======       ======    ======
Total Return..........      3.92%       6.07%      4.84%        5.20%     5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923    $114,710   $120,924      $83,263   $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.52%      0.52%        0.52%     0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%       5.88%      4.79%        5.06%     5.12%

/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(A)/
                           ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..   $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income     0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.47       2.09      (0.85)     (0.97)
                           ----       ----      -----      -----
 Total From Investment
            Operations     0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.41)     (0.44)     (0.45)     (0.29)
                          -----      -----      -----      -----
   Total Dividends and
         Distributions    (0.41)     (0.44)     (0.45)     (0.29)
                          -----      -----      -----      -----
Net Asset Value, End
 of Period............   $10.77     $10.29      $8.20      $9.07
                         ======     ======      =====      =====
Total Return..........     8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..     0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................     92.4%      44.7%     101.9%       5.6%/(c)/

                           2001       2000       1999      1998/(D)/
                           ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income       --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20      (1.24)      3.52      (2.06)
                           ----      -----       ----      -----
 Total From Investment
            Operations     0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --         --
 Distributions from
  Capital Gains.......       --      (1.68)     (0.99)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.70)     (0.99)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $8.03      $7.83     $10.74      $8.21
                          =====      =====     ======      =====
Total Return..........     2.55%    (11.73)%    43.58%    (20.51)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     1.00%      0.90%      0.91%      0.98%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%     0.28%      0.05%     (0.05)%/(c)/
 Portfolio Turnover
  Rate................    154.5%     135.4%     111.1%      45.2%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(B)/
                           ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.89)     (2.67)      9.70       0.30
                          -----      -----       ----       ----
 Total From Investment
            Operations    (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......       --      (1.22)     (0.19)        --
 -----                               -----      -----
   Total Dividends and
         Distributions       --      (1.22)     (0.19)        --
 -----                               -----      -----
Net Asset Value, End
 of Period............   $10.60     $15.59     $19.56     $10.10
                         ======     ======     ======     ======
Total Return..........   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    152.2%      90.8%      98.0%     166.5%/(d)/

                           2001       2000       1999      1998/(E)/
                           ----       ----       ----      ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.26     $10.06      $8.34      $9.84
Income from Investment
 Operations:
 Net Investment Income     0.09       0.13       0.06       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.60       2.17       1.72      (1.50)
                           ----       ----       ----      -----
 Total From Investment
            Operations     0.69       2.30       1.78      (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)     (0.12)     (0.06)     (0.03)
 Distributions from
  Capital Gains.......    (0.49)     (0.98)        --         --
 -----                    -----      -----
   Total Dividends and
         Distributions    (0.58)     (1.10)     (0.06)     (0.03)
                          -----      -----      -----      -----
Net Asset Value, End
 of Period............   $11.37     $11.26     $10.06      $8.34
                         ======     ======     ======      =====
Total Return..........     6.25%     23.87%     21.45%    (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,888    $17,358    $11,080     $6,895
 Ratio of Expenses to
  Average Net Assets..     1.24%      1.16%      1.16%      1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.34%      1.44%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.95%      1.31%      0.82%      0.73%/(d)/
 Portfolio Turnover
  Rate................     67.8%     133.0%      89.7%      53.4%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.

See accompanying notes.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944




                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                      MICROCAP ACCOUNT
          BLUE CHIP ACCOUNT                     MIDCAP ACCOUNT
          BOND ACCOUNT                          MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT                 MICAP GROWTH EQUITY ACCOUNT
          EQUITY GROWTH ACCOUNT                 MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                        REAL ESTATE ACCOUNT
          INTERNATIONAL ACCOUNT                 SMALLCAP ACCOUNT
          INTERNATIONAL EMERGING MARKETS        SMALLCAP GROWTH ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT               UTILITIES ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                  The date of this Prospectus is May 1, 2002.



As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Blue Chip Account.....................................................10

  Bond Account..........................................................12

  Capital Value Account.................................................14

  Equity Growth Account.................................................16

  Government Securities Account.........................................18

  Growth Account........................................................20

  International Account.................................................22

  International Emerging Markets Account................................24

  International SmallCap Account........................................26

  LargeCap Growth Account...............................................28

  LargeCap Growth Equity Account........................................30

  LargeCap Stock Index Account..........................................32

  MicroCap Account......................................................34

  MidCap Account........................................................36

  MidCap Growth Account.................................................38

  MidCap Growth Equity Account..........................................40

  MidCap Value Account..................................................42

  Money Market Account..................................................44

  Real Estate Account...................................................46

  SmallCap Account......................................................48

  SmallCap Growth Account...............................................50

  SmallCap Value Account................................................52

  Utilities Account.....................................................54


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................56

PRICING OF ACCOUNT SHARES...............................................60

DIVIDENDS AND DISTRIBUTIONS.............................................61

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................61
  The Manager...........................................................61

  The Sub-Advisors......................................................62

  Duties of the Manager and Sub-Advisors................................69

  Fees Paid to the Manager..............................................69


MANAGERS' COMMENTS......................................................70

GENERAL INFORMATION ABOUT AN ACCOUNT....................................94
  Eligible Purchasers...................................................94

  Shareholder Rights....................................................94

  Non-Cumulative Voting.................................................95

  Purchase of Account Shares............................................95

  Sale of Account Shares................................................95

  Restricted Transfers..................................................96

  Financial Statements..................................................96


FINANCIAL HIGHLIGHTS....................................................96

ADDITIONAL INFORMATION..................................................110

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.



The Sub-Advisors are:
.. Berger Financial Group LLC ("Berger")
.. Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")
.. Goldman Sachs Asset Management ("GSAM")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("Morgan Stanley")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Capital Income Investors, LLC ("Principal Capital - II")*
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
  * Principal Management Corporation, Invista, Principal Capital - II and Principal Life are members of the Principal Financial Group/(R)/.



In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operations). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61
2001    -3.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  11.48%
                               LOWEST  Q3 '98  -8.16%


The year-to-date return as of March 31, 2002 is -0.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............     -3.92         8.52            N/A             10.01
 S&P 500 Index ........    -11.88        10.70          12.93
 Lehman Brothers
 Aggregate Bond Index .      8.42         7.43           7.23
 Morningstar Domestic
 Hybrid Category.......     -4.01         7.01           8.98
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.80
 Other Expenses......................          0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.85

 Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                  $87   $271  $471  $1,049

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Account's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Account's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13
2001    -6.96


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  9.54%
                               LOWEST  Q1 '01  -7.91%


The year-to-date return as of March 31, 2002 is -0.19%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 BALANCED ACCOUNT ................               -6.96                4.71                 8.09                     9.45
 Lehman Brothers Aggregate Bond
 Index/(1)/.............................          8.42                7.43                 7.23
 S&P 500 Index ...................              -11.88               10.70                12.93
 Lehman Brothers Long Term Gov't./Credit
 Bond Index......................                 7.26                8.05                 8.42
 Morningstar Domestic Hybrid Category            -4.01                7.01                 8.98
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.59
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT                                                                          $62   $195  $340  $762

BLUE CHIP ACCOUNT
The Account seeks growth of capital and growth of income.

MAIN STRATEGIES
The Account invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalization of at least $1 billion)
.. established history of earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 20% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -10.69
2001    -17.13


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  8.23%
                               LOWEST  Q1 '01  -13.99%


The year-to-date return as of March 31, 2002 is -2.64%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 BLUE CHIP ACCOUNT .............         -17.13                   N/A                    N/A                      -10.30
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Index ............         -12.45                 10.49                  12.84
 Morningstar Large Blend
 Category ......................         -13.68                  8.87                  11.31
 * The Account's SEC effective date was May 3, 1999.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.18
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.78

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BLUE CHIP ACCOUNT                                                                         $80   $250  $435  $975

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

58.96% in securities rated Aaa      14.13% in securities rated A      3.72% in securities rated Ba
3.66% in securities rated Aa        18.63% in securities rated Baa    0.90% in securities rated B




MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17
2001    8.12


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16
2001    -8.05


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88
 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


Morgan Stanley considers selling a portfolio holding when it determines the holding no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71
2001    -14.86


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01  -18.25%


The year-to-date return as of March 31, 2002 is -3.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........         -14.86                 10.30                    N/A                      16.05
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.74
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.75

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                     $77   $240  $417  $930

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.


MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal Capital - II, to be of equivalent quality.

The Account relies on the professional judgment of Principal Capital - II to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal Capital - II is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal Capital - II believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40
2001    7.61



                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '956.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of March 31, 2002 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     7.61          7.40          7.04              8.21
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.22          7.49          7.10
 Morningstar
 Intermediate
 Government Category..      6.84          6.33          6.21
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.49

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $50      $157      $274      $616

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15
2001    -25.50


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  21.35%
                               LOWEST  Q1 '01  -23.55%


The year-to-date return as of March 31, 2002 is -3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................         -25.50                  3.73                    N/A                       7.88
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34
2001    -24.27


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  16.60%
                               LOWEST Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -4.24


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01  -23.90%


The year-to-date return as of March 31, 2002 is 12.09%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -4.24          N/A           N/A              -8.60
 MSCI Emerging Markets
 Free Index-ID.........     -4.91        -7.80          0.95
 Morningstar
 Diversified Emerging
 Markets Category......     -3.73        -4.79          0.89
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         1.25
 Other Expenses......................         1.08
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.33*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.35% through April 30, 2002. Additionally, the Manager has agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.75% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $236  $727  $1,245  $2,666

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    93.81
2000    -11.50
2001    -21.85


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01  -21.49%


The year-to-date return as of March 31, 2002 is 3.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT ..              -21.85                N/A                   N/A                     5.13
 MSCI EAFE Small Cap Index/(1)/ ..              -12.51                N/A                   N/A
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND...............................        -21.44               0.89                  4.46
 Morningstar Foreign Stock Category             -21.93               2.34                  6.32
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.20
 Other Expenses..................              0.21
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.41

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                        $144  $446  $771  $1,691

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -11.99
2001    -24.22


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
                               LOWEST  Q3 '01  -24.61%


The year-to-date return as of March 31, 2002 is -3.39%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -24.22          N/A            N/A             -4.54
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category......     -23.63         8.24          10.03
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.17


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $119  $372  $644  $1,420

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

MAIN STRATEGIES
The Account is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Index) at the time of purchase. In addition, the Account may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


The Account is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Account may be invested in the obligations of a limited number of issuers. The value of the shares of the Account may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -30.08


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01  -21.14%


The year-to-date return as of March 31, 2002 is -4.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............    -30.08          N/A            N/A            -40.14
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category.......    -23.63         8.24          10.03
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         1.00
 Other Expenses......................         0.11
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.11*


 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $113  $353  $612  $1,352

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -9.67
2001    -12.10


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  14.68%
                               LOWEST  Q3 '01  -14.77%


The year-to-date return as of March 31, 2002 is 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............    -12.10          N/A            N/A             -5.30
 S&P 500 Index ........    -11.88        10.70          12.93
 Morningstar Large
 Blend Category.......     -13.68         8.87          11.31
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.35
 Other Expenses..................             0.06
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.41*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $42   $131  $227  $504

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    -1.07
2000    12.13
2001    1.89


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98  -26.11%


The year-to-date return as of March 31, 2002 is 5.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....     1.89           N/A            N/A             -2.19
 Russell 2000 Index ...     2.49          7.52          11.51
 Morningstar Small
 Blend Category.......      8.41         10.91          13.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.30
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.30

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MICROCAP ACCOUNT                                                                          $132  $412  $713  $1,568

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59
2001    -3.71


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    10.67
2000    8.10
2001    -16.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%


The year-to-date return as of March 31, 2002 is -0.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT .........         -16.92                   N/A                    N/A                      -1.10
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P MidCap 400 Index ..........          -0.60                 16.11                  15.01
 Morningstar Mid-Cap Growth
 Category ......................         -21.28                  8.44                  10.30
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.97

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $99   $309  $536  $1,190

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -27.43


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01  -31.45%


The year-to-date return as of March 31, 2002 is -4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............    -27.43          N/A            N/A            -35.90
 Russell Midcap Growth
 Index.................    -20.16         9.02          11.11
 Morningstar Mid-Cap
 Growth Category......     -21.28         8.44          10.30
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.00
 Other Expenses..................             0.35
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.35*


 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 MIDCAP GROWTH EQUITY ACCOUNT                                                          $137  $428  $739  $1,624

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    31.03
2001    -2.58


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '99  -12.71%

The year-to-date return as of March 31, 2002 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     -2.58          N/A            N/A             13.69
 Russell Midcap Value
 Index.................      2.34        11.46          14.41
 Morningstar Mid-Cap
 Value Category.......       6.40        11.68          13.81
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.05
 Other Expenses..................              0.31
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.36

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $139  $433  $752  $1,668

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07
2001    3.92



                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    -4.48
2000    30.97
2001    8.75


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of March 31, 2002 is 8.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..      8.75          N/A           N/A              6.76
 Morgan Stanley REIT
 Index.................     12.83         6.11           N/A
 Morningstar Specialty
 - Real Estate Category      8.93         6.19          9.99
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 REAL ESTATE ACCOUNT                                                                       $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizationS (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    43.58
2000    -11.73
2001    2.55


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01  -25.61%


The year-to-date return as of March 31, 2002 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT ..............          2.55                    N/A                    N/A                       0.89
 Russell 2000 Index/(1)/ .......          2.49                   7.52                  11.51
 S&P SmallCap 600 Index ........          6.54                  10.66                  13.61
 Morningstar Small Blend
 Category ......................          8.41                  10.91                  13.25
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.15
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.00

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                          $102  $318  $552  $1,225

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily common stocks of small companies believed to have the potential for rapid revenue and earnings growth.

The Account's stock selection focues on companies that either occupy a dominat position in an emerging industry or have a growing market share in a larger fragmented industry. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies with:
.. innovative technology, products or services that may enable the company to be a market share leader;
.. strong entrepreneurial management with clearly defined strategies for growth;
  and
.. solid balance sheets.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. In certain unusual circumstances, the Account may be unable to remain invested at these levels in securities with the stated market capitalization. Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securites in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established thus posing greater market, liquidity and information risks. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. In addition, there is a risk that the Sub-Advisor's strategy will not achieve the desired results.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who intend to make a long-term investment commitment and are wiling to accept above average risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    95.69
2000    -13.91
2001    -32.01


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  59.52%
                               LOWEST  Q3 '01  -37.66%


The year-to-date return as of March 31, 2002 is -8.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -32.01          N/A            N/A             4.60
 Russell 2000 Growth
 Index.................     -9.23         2.87           7.19
 Morningstar Small
 Growth Category......      -9.02         8.94          10.89
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.05

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    21.45
2000    23.87
2001    6.25


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98  -19.14%


The year-to-date return as of March 31, 2002 is 10.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT      6.25          N/A            N/A             8.69
 Russell 2000 Value
 Index.................     14.02        11.20          15.11
 Morningstar Small
 Value Category.......      17.31        11.29          13.47
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.14
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.24

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $126  $393  $681  $1,500

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    2.29
2000    19.18
2001    -27.70


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01  -16.65%


The year-to-date return as of March 31, 2002 is -2.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 UTILITIES ACCOUNT ....    -27.70          N/A            N/A             0.45
 S&P 500 Index ........    -11.88        10.70          12.93
 Dow Jones Utilities
 w/Income Index........    -26.25         8.95            N/A
 Morningstar Specialty
 - Utilities Category .    -21.39         7.85           9.18
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 UTILITIES ACCOUNT                                                                         $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rates are calculated for the LargeCap Blend and LargeCap Value Accounts as they have been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.



PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal Capital - II. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal Capital - II and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal Capital - II on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA . As portfolio manager for Principal Capital - II, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of

Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2001, Dreyfus managed or administered approximately $187 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Duncan-Hurst was founded in 1990. Its address is 4365 Executive
         Drive, Suite 1520, San Diego, CA 92121. As of December 31, 2001, Duncan-Hurst managed assets of approximately $3.3 billion for institutional and individual investors.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth Equity       David C. Magee




DAVID C. MAGEE . Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.


SUB-ADVISOR: Goldman Sachs Assets Management ("GSAM"), a business unit of the
         Investment Managerment Division ("IMD") of Goldman, Sachs & Co. is located at 32 Old Slip, New York, NY 10005. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Managing Director, Goldman Sachs. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.

ROBERT C. JONES, CFA . Managing Director, Goldman Sachs. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Vice President, Goldman Sachs. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
                                           Douglas R. Ramsey
           Blue Chip                       Scott D. Opsal
           Capital Value                   John Pihlblad
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




ROBERT BAUR, PH.D . Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Invista since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Invista). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



DIRK LASCHANZKY, CFA . As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

MICHAEL A. MARUSIAK . Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



SCOTT D. OPSAL, CFA . Mr. Opsal is chief investment officer of Invista and has been with the firm since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Invista in 2001, specializing in emerging markets portfolios. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.

KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Invista since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Invista) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Presidential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2001, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $600 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P.

Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.





FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
           Government Securities        Mark Karstrom
                                        Martin J. Schafer




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal Capital - II with responsibility for mortgage-backed securities. Prior to joining Principal Capital - II in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.



DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Asset Allocation             0.85%      LargeCap Stock Index     0.40%*
      Balanced                     0.61%      MicroCap                 1.30%
      Blue Chip                    0.78%      MidCap                   0.62%
      Bond                         0.50%      MidCap Growth            0.97%
      Capital Value                0.61%      MidCap Growth Equity     1.10*%
      Equity Growth                0.75%      MidCap Value             1.36%
      Government Securities        0.49%      Money Market             0.50%
      Growth                       0.61%      Real Estate              0.92%
      International                0.92%      SmallCap                 1.00%
      International Emerging                  SmallCap Growth
      Markets                      1.35%*                              1.05%
      International SmallCap       1.41%      SmallCap Value           1.24%
      LargeCap Growth              1.17%      Utilities                0.62%
      LargeCap Growth Equity       1.10%*


    * After waiver.



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS



Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2001. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

During 2001, the world's three leading economies shrank together for the first time since 1974. The U.S. was pushed into a recession by a collapse in business investment, which was further compounded by the September 11 terrorist attacks. March marked the beginning of the official start of the U.S. recession, and the slowdown stretched around the world. Throughout the year markets experienced poor economic performance and a deterioration of profits. However, the U.S. Federal Reserve acted aggressively, reducing interest rates a record 11 times, to a 40 year low, and central banks around the world followed suit also in reducing interest rates to spur economic growth. Although the MSCI World Index fell -16.8% in U.S. dollar terms, for the full year, equity markets finished the year with a very positive quarter. The MSCI World Index gained +8.6% in U.S. dollar terms, from October through December. Bonds benefited most of the year from slower economic growth, with the Lehman Aggregate Index rising 8.4% for the full year, despite a weak fourth quarter.
LOGO
              Total Returns*
         as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -3.92%  8.52%   10.01%**
** Since inception 6/1/94

In Thousands


           Lehman Brothers          S&P 500         Morningstar        Asset
           Aggregate Bond            Index            Domestic      Allocation
                Index                                  Hybrid        Account*
                                                      Category
                      10                  10               10            10
   1994           10.077               10.23           10.006        10.052
   1995           11.938              14.074           12.494        12.128
   1996           12.369              17.305           14.127        13.696
   1997           13.566              23.078           16.704        16.187
   1998           14.742              29.673           18.792        17.673
   1999            14.62              35.916            20.34        21.117
   2000            16.32              32.644           20.759        21.457
   2001           17.694              28.766           19.927        20.616

Note: Past performance is not predictive of future performance.


Within equities, poor performance in the technology/telecom sector drove Value (-5.6%) to outperform Growth (-20.4%) strategies. Mid (-0.6%) and small (+2.5%) cap stocks outperformed the large cap S&P 500 (-11.9%) by a healthy margin. Mid cap and Small cap companies had less extended valuations and very modest earnings expectations throughout the year. Within bonds, improving liquidity conditions from the Fed and anticipation of budget deficits caused spread products to outperform. High quality corporate debt (+10.9%) led the bond market, followed by Mortgages (8.2%) and Treasuries (+6.7%).


Currency effects hobbled Non-U.S. stock market performance in 2001, as the U.S. dollar remained stubbornly strong. The Euro, which had rallied in the fourth quarter of 2000, resumed its weakness, falling from 0.95 to a low of 0.84 before rebounding to 0.88 by year-end. The Yen, which opened the year at 115, fell to a 3-year low of 131.7. Europe and Japan underperformed the U.S., despite entering the year with more attractive valuations and a less pronounced economic downturn. The key difference rested with the central bank, which, in the U.S., was perceived to be much more proactive in supplying liquidity to the market, than the ECB and the BoJ.


For the year ended December 31, 2001, the Asset Allocation Account (net of fees) declined -4.8% outperforming a financial benchmark decline of -5.3% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE (net), and 40% Lehman Aggregated) and the Morningstar Domestic Hybrid Median return of -4.9%. We would attribute the majority of our outperformance to asset allocation decisions made during the year. On balance, we maintained a defensive allocation strategy by overweighting fixed income and cash and underweighting equities through the year. This strategy enhanced results as equities declined in value in a difficult market environment. Within equities, we preferred the U.S. to the non-U.S., which also benefited returns as the non-U.S. markets under performed the U.S. As of December 31, 2001 our allocation to U.S. equities was 41.4 %, with an 11.2% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 47.4%.


From a security selection perspective, several strategies added value during the year. These strategies included Large Cap Value (+0.7%) which outperformed the S&P 500 Index (-11.9%) for this period, as valuations began to be scrutinized more carefully by market participants. The performance of U.S. fixed income also benefited from an opportunistic allocation to U.S. Treasury's (+9.6%) and the performance of the Domestic Fixed Income segment (+8.9%) relative to the Lehman Aggregate gain of +8.4%. The Domestic Fixed Income portfolio particularly benefited in the fourth quarter from a narrowing of spreads relative to Treasury's.


The main detractor from performance was growth-oriented equity strategies, which faced a challenging market environment. The Equity Growth segment (-14.8%) underperformed the S&P 500 (-11.9%). Similarly, an allocation to Small Company Growth, which was liquidated early in the second quarter, failed to outperform the S&P 500. In the non-U.S., the International Equity strategy slightly underperformed the MSCI EAFE benchmark (-22.1% vs. -21.4%); however, non-U.S. markets dramatically underperformed the U.S.

The year ended with mixed economic news, which, on balance, seemed to indicate a recovery. Consumer confidence continued to rise, and manufacturing conditions improved. Despite these seemingly positive trends, we continued to hold a bearish view of the economy grounded in a concern for corporate profits, the remaining capital expenditure hangover, and poor consumer fundamentals. With a tepid recovery expected, it is difficult to foresee corporate profits benefiting as widely or as much as equities are now pricing in. Poor profits will continue to keep a lid on private sector capital expenditure, which had become bloated in the late 1990's. Furthermore, despite stronger consumer confidence figures, individuals' balance sheets remain poor. Indebtedness is nearing historic highs, while household wealth and incomes have fallen. Given these weak foundations, we believe that the current optimism in the stock market may soon fade. As such, we have maintained a more defensive portfolio posture by under weighting equities and overweighting fixed income and cash.


BALANCED ACCOUNT

The year 2001 was the second consecutive year the broad domestic equity markets declined as the record economic expansion of the 1990s came to an end and a recession was officially declared. Bond yields declined throughout the year and prices moved up. The foreign equity markets were also down in line with the drop in the domestic market. Balanced accounts, that held a mix of fixed income and equity assets, were spared some of the equity market decline with the positive returns of the fixed income segment.
LOGO
                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -6.96%  4.71%   8.09%   9.45%**
** Since inception 12/18/87


          S&P 500          Lehman Brothers     Morningstar            Balanced
           Index           Aggregate Bond        Domestic             Account*
                                Index             Hybrid
                                                 Category
                10                  10               10                   10
   1992     10.762               10.74           10.822                11.28
   1993     11.847              11.787           12.128               12.528
   1994     12.003              11.443           11.818               12.266
   1995     16.514              13.557           14.757               15.281
   1996     20.306              14.049           16.686               17.287
   1997     27.080              15.405            19.73               20.386
   1998     34.819              16.744           22.196               22.814
   1999     42.145              16.607           24.025               23.362
   2000     38.306              18.538            24.52               23.392
   2001     33.755              20.099           23.537               21.764

Note: Past performance is not predictive of future performance.


The Federal Reserve moved aggressively during the year, cutting short-term interest rates 11 different times from 6.50% January 1 to 1.75% by the end of the year. The yield curve of interest rates with varying maturities became steeper during the year as short-term interest rates dropped further than rates on longer maturity securities.


The domestic equity market was down for the year as investors became more concerned about the economy's viability and its ability to recover, particularly in light of the September 11 terrorist attacks. During the fourth quarter the outlook started to improve as investors saw signs of expansion in earnings forecasted for 2002. This possibility gave the equity markets a needed boost.
  The slowdown in the economy led many firms to cut expenses, which resulted in lower corporate spending and increased layoffs. The consumer market stayed strong throughout much of the year, but with unemployment rates accelerating and the home refinancing cash-out boom behind us the consumer sector is in question. Overseas, the equity markets also moved down during the year as the economic slowdown expanded worldwide. Foreign central banks moved to lower their rates in an attempt to stimulate investors.


The Balanced Account was down for the year due to the overall drop in the equity market returns. The advances in the bond market could not overcome the stock market fall. The portfolio was overweighted in value companies throughout the year, which provided better returns than growth companies for the 12 months. We implemented an overweighted position in equities during the fourth quarter as expectations of stock outperformance improved.


The Balanced Account is measured relative to a benchmark of 60% S&P 500 and 40% Lehman Aggregate Bond Index. For the year, the Account's performance trailed the index due to the underlying investment performance in the equity portfolio.

BLUE CHIP ACCOUNT

The year 2001 was a difficult period for the economy and equity investors. Broad-based economic weakness resulted in lower earnings and negative stock returns for the second year in a row. Larger companies and the funds that own them experienced some of the most unfavorable results. The Blue Chip Account was no exception, as it underperformed the S&P 500. Within the Account, solid performance in the financial and communication services sectors was more than offset by underperformance within the technology sector.
LOGO
                Total Returns*
          as of December 31, 2001
        1 Year          Life of Fund
        -17.13%         -10.30%**
** Since inception 5/3/99


               S&P 500            Morningstar                Blue Chip
                Index             Large Blend                Account*
                                   Category
                     10                  10                     10
   1999          11.100              11.153                 10.115
   2000          10.089              10.376                  9.034
   2001            8.89               8.956                  7.486

Note: Past performance is not predictive of future performance.


Early in the calendar year, it seemed reasonable to expect that the economy would avoid recession as the Federal Reserve continued to employ its stimulative monetary policy. However, as the year progressed it was apparent that the economic impact of these initial rate cuts was insignificant and that the earnings rebound expected by many in the second half of the year would not materialize. Accordingly, expectations regarding capital spending in technology also faded, sending equities in this sector sharply lower. Among the hardest hit were companies in the networking and internet build out area, such as Comverse Technology, EMC Corp. and BEA Systems, where expectations of a quick recovery were particularly high. The Account's large technology holdings were the source of much of the relative performance shortfall during the year. We continue to maintain an exposure to this area, believing that many of the industry-leading companies held by the Account are oversold (that is, they experienced unexpectedly sharp price declines) and should provide superior returns over the next 12 months.


Amidst the economic uncertainty, companies with stable earnings and reasonable valuations were the best performers. Within the financial sector, insurance company holdings were a source of excess return. American General, which was acquired by American International Group, Lincoln National and UnumProvident Corp., all posted positive absolute returns during the year.


While the economy was clearly in decline prior to the September 11 terrorist attacks, we believe the attacks extended this slowdown. We expect a gradual improvement in economic conditions during 2002, but earnings growth has yet to materialize and as such the Account's current strategic positioning is neutral. This reflects our belief that earnings expectations are not likely to rise significantly in the near term. However, we are aware of the potential impact of several positive factors, such as 4.5% in short-term interest rate cuts in the last 13 months, lower energy prices and potential economic stimulus legislation. We expect these factors to contribute to improved earnings visibility and impact the strategic direction of the Account during the year.

BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO
                   Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87



           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.


Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO
                      Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.


Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

EQUITY GROWTH ACCOUNT

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.
LOGO
         Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 -14.86% 10.30%  16.05%**
** Since inception 6/1/94

In Thousands

               S&P 500            Morningstar              Equity Growth
                Index            Large Growth                Account*
                                   Category
                      10                  10                   10
   1994           10.23               10.114               10.259
   1995           14.074              13.378               14.792
   1996           17.305              15.913               18.941
   1997           23.078              19.891               24.784
   1998           29.674              26.566               29.481
   1999           35.917              37.118               41.126
   2000           32.645              31.888                36.31
   2001           28.767              24.353               30.914

Note: Past performance is not predictive of future performance.


For the year the Account lagged the S&P 500 as a result of stock selection. While it is never satisfying to report negative numbers and to lag the primary index, we are pleased with performance relative to the growth universe and other growth managers. We have exceeded both benchmarks for the second year in a row, a period that has been extremely difficult for growth managers.


The Account was, on average, 5% overweight in technology, the largest sector in the Account, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective space. Stock selection in telecomm services, which was less than 5% of the Account, also detracted from performance. Providers such as Verizon and SBC suffered modest declines as growth rates slowed and the companies were forced to delay expenditures and lay off staff. We also eliminated the communication tower holdings, including American Tower, as the business models for these companies will continue to be slowed by the malaise in the telecomm segment. While we do believe in the growth in wireless traffic, clearly it will take place more slowly than originally anticipated and we do not want this exposure while the economy remains weak and there is no visible catalyst for a recovery for the telecomm providers.


Industrials, which were the largest overweight and second largest sector, averaging 19% of the Account also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the index sector return. Tyco, which remained the largest holding, was a strong performer. The Account was also overweight healthcare, averaging 20% of the Account, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.


The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. If the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

GOVERNMENT SECURITIES ACCOUNT

The Account returned -0.09% in the fourth quarter vs. the Lehman MBS Index return of +0.07%. This difference accounted for much of the Account's underperformance for the year. The year performance of 7.61% vs. the Lehman MBS Index of 8.22% reflects the Account's slightly longer duration in the fourth quarter.
LOGO
                      Total Returns*
                as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
         7.61%   7.40%   7.04%    8.21%**
** Since inception 4/9/87


           Lehman Brothers        Morningstar      Government
           Mortgage-Backed       Intermediate      Securities
             Bond Index           Government        Account*
                                   Category
                    10                  10               10
   1992         10.697              10.639           10.684
   1993         11.429              11.493            11.76
   1994         11.245              11.031           11.227
   1995         13.134              12.842           13.368
   1996         13.837              13.202           13.816
   1997          15.15              14.318           15.251
   1998         16.204              15.385           16.512
   1999         16.505              15.163           16.464
   2000         18.347              16.795           18.341
   2001         19.855              17.944           19.737

Note: Past performance is not predictive of future performance.


For 2001, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments (early return of principal) and to better participate in the bond market rally.


In November and December, the bond market reacted to early signs of a rebound in the economy and an end to government surpluses. During this period long-term interest rates increased by 0.50%. This interest rate increase and a longer portfolio duration combined with faster principal repayments from refinancing activity to cause the Account to underperform relative to the Index for the fourth quarter.


The improvement in relative performance to the Morningstar peer group continues to validate our overall MBS strategy, which emphasizes higher yield and lower price volatility than U.S. Treasury bonds. The Account produced a 21st percentile ranking for the quarter and 38th for the year. Performance remains above median for longer time periods (i.e., three, five and 10 years).


GROWTH ACCOUNT

For 2001, the Growth Account declined 25.50% as compared to a 20.42% decline in the Russell 1000 Growth Index. Most of the relative underperformance occurred in the technology and consumer staple sectors. Solid performance in communications services, consumer cyclicals, health care and financials helped offset the underperformance in the other sectors.
LOGO
         Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 25.50% 3.73%      7.88%**
** Since inception 5/2/94


            Russell 1000      S&P 500       Morningstar           Growth
            Growth Index       Index        Large Growth          Account*
                                             Category
                   10            10               10                  10
   1994        10.687        10.397           10.132              10.542
   1995        14.661        14.304           13.402              13.243
   1996        18.051        17.588           15.942                14.9
   1997        23.555        23.455           19.928              18.917
   1998        32.673        30.158           26.616              22.957
   1999        43.507        36.503           37.188              26.729
   2000        33.753        33.178           31.948              24.016
   2001        26.861        29.236           24.399              17.892

Note: Past performance is not predictive of future performance.


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. Unfortunately, the Account holds more cyclical technology issues that lagged the sector in the economic contraction. As in the fourth quarter, stock specific issues related to tourism and acquisitions hurt the consumer staples sector.


The Account benefited from strong performance in individual stocks in the health care, communications and financials sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena. The communications sector did well thanks to an emphasis on wireless and a smaller position versus the Index in long distance and local service providers. Financials proved to be a safe haven during the difficult economic environment.


For all of 2001, growth stocks declined 20.42%, significantly underperforming value stocks that lost 5.59%. The first recession in a decade began in March 2001, impacting the earnings of many growth companies and the technology sector in particular. Although the economy slowed in 2001, most of the contraction occurred in the manufacturing and capital goods sectors. Consumer spending held up relatively well, while sectors related to capital spending were severely impacted.


Notwithstanding the difficult economic environment, growth stocks showed solid double-digit gains in the fourth quarter. A few weeks after the September 11 terrorist attacks, evidence started to grow that the economy might be bottoming. With the prospect of an improving economy, growth stocks rose 15.14% outpacing a 7.37% gain in value stocks.


The evidence of an improving economy in 2002 lies with better trends in durable goods orders, inventory levels, consumer confidence and slowing jobless claims. The Federal Reserve's aggressive interest rate cuts from 6.5% to 1.75% are likely starting to take hold. In addition, inflation will likely remain tame due to the recent slow economic activity. Economic growth and low inflation may well be solid drivers for growth stocks in 2002.


INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.


Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 2.49% in 2001, the second negative year in a row, as global markets were caught off guard by the extent of the economic slowdown. On the other hand, emerging markets outperformed the S&P 500 Index (-11.88%), the Nasdaq (-20.81%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-21.61%). Asia was the best performing region, increasing 6.30% for the year, and 32.93% in the fourth quarter, which drove the outperformance. The rebound in technology and consumer stocks following the September 11 terrorist attacks drove Asia's growth sensitive markets higher. Latin America followed Asia, falling 1.92% for the year. Mexico rose 16.94% in 2001, supporting weaker performance in the rest of the region. Eastern Europe/Middle East/Africa (EEMEA) fell 18.66% in 2001.
LOGO
                Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -4.24%            -8.60%**
** Since inception 10/24/00


           Morgan Stanley         Morningstar     International
               Capital            Diversified        Emerging
          International EMF        Emerging          Markets
          (Emerging Markets         Markets          Account*
             Free) Index           Category
                    10                  10               10
   2000          9.328                9.33            9.386
   2001           8.87               8.982            8.982

Note: Past performance is not predictive of future performance.


The portfolio underperformed the MSCI EMF Index by 1.46% in an extremely volatile year. Most of that underperformance occurred in the first quarter, and can be attributed to poor stock selection, particularly in the information technology sector. Our worst performing markets for the year were Malaysia, Brazil, and Israel. We were underweighted in Malaysia on currency concerns. In Brazil, we were hurt by our position in Embraer and by poor stock selection in telecommunication stocks. Our poor performance in Israel can be attributed to high technology exposure early in the year. Positive highlights for the year include Russia, South Africa and Mexico.


We expect emerging markets to perform well in 2002. Emerging markets tend to lead expectations of economic recovery and higher global economic activity will benefit them since they are more leveraged to global growth. Interest rates in developed markets are now at historically low levels, which favors highly indebted countries. We will position the portfolio to participate in this changing economic environment. We have witnessed strength in certain economically sensitive commodities, such as pulp and copper, and look for further confirmation of an upturn. We favor Asian and Latin American markets, which should be more sensitive to a pick up in economic activity.

INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook, as prospects for a recovery in 2001 diminished.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -21.85%            5.13%**
** Since inception 5/1/98


           Morgan Stanley     Morgan Stanley      Morningstar     International
               Capital            Capital        Foreign Stock      SmallCap
            International      International        Category        Account*
            EAFE (Europe,      EAFE (Europe,
            Australia and      Australia and
              Far East)       Far East) Index
           SmallCap Index
                    10                10               10               10
   1998         10.000            10.379            9.672            8.963
   1999         17.541            13.177           13.975           17.371
   2000         16.215             11.31           11.787           15.373
   2001         14.187             8.885            9.202           12.014

Note: Past performance is not predictive of future performance.


The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The International SmallCap Account underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 10.31% over the last 12 months. The largest contributor to the portfolio's underperformance was its overweighted position in the technology sector at the beginning of the year. Over the past 12 months, we significantly reduced the portfolio's technology exposure, but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the industrials sector added to underperformance. Strong stock selection in the consumer staples and financials sectors were bright points for the year.


Regionally, Europe was the biggest contributor to underperformance due to poor stock selection. Much of the portfolio's European exposure was concentrated in technology companies, which fared worse than the overall market. Japan was the best contributing region for the portfolio due to a large underweighted position and strong stock selection.


The portfolio is currently positioned to benefit from an upturn in the economy and the equity markets. We expect that the economy will bottom in mid-2002 and are subsequently looking for companies with improving prospects yet whose stock prices more than reflect the current slowdown. This meets with the portfolio's long-standing philosophy of buying companies at a discount to their intrinsic value.

LARGECAP GROWTH ACCOUNT

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to a 40-year low of 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11, though the timing of an economic turnaround remains uncertain at best. In this environment, the Account declined and underperformed its benchmark, the S&P 500 Index.
LOGO
            Total Returns*
       as of December 31, 2001
        1 Year    Life of Fund
        -24.22%     -4.54%**
** Since inception date 5/3/99



            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category         Account*
                   10                  10               10
   1999        12.504               12.81           13.247
   2000         9.701              11.005           11.659
   2001          7.72               8.405            8.835

Note: Past performance is not predictive of future performance.


Detracting from the Account's performance were some of our more defensive holdings, including General Electric and Pfizer. GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities. Meanwhile, we continue to believe that Pfizer is the best-positioned large-cap pharmaceutical company with no patents set to expire for the next six years and an impressive lineup of medications.


Though we just about broke even on the investment, Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation and to the effect of the company's debt load, reported and otherwise, on its overall business model.


Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.


With valuation in mind, the Account's position in Home Depot was sold when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet, because of the home-improvement retailer's inventory and cost-saving measures, we'll keep a close eye on this company, especially if home sales continue to rise.


Going into 2002, we will maintain our balanced approach to stock-picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Account has a relatively low number of holdings, as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from an eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. We believe this strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

LARGECAP GROWTH EQUITY ACCOUNT

The pattern of returns obtained by large-cap growth stocks during 2001 reflects the lack of sustainable positive earnings fundamentals and was not conducive to our style. We excel at identifying sustainable, positive trends in earnings fundamentals and accentuating those stocks in our portfolio. Poor earnings brought market pessimism which was periodically and abruptly interrupted by bouts of opportunistic buying. The 2001 quarters alternated from huge negative returns to huge positive returns. For the year, we underperformed the benchmark, the Russell 1000 Growth.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -30.08%           -40.14%**
** Since inception 10/24/00


            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category          Equity
                                                    Account*
                   10                  10               10
   2000         8.257               8.789             7.78
   2001         6.571               6.712             5.44

Note: Past performance is not predictive of future performance.


The year's most difficult quarters, the first and third quarter, rank among the worst ever recorded for large-cap growth stocks, yet we held up relatively well during these quarters by achieving benchmark-like returns. Our earnings research called for a defensive posture for the entire year characterized by large weights in health care services, business services and financial services. Earnings in these stocks are predictable, but are not typified by accelerating earnings trends that generate substantial absolute performance. Our defensiveness was necessitated by a lack of sustainable acceleration in earnings fundamentals elsewhere in the economy.


The majority of our underperformance for the year came in the second quarter during an explosive technology stock rally in early April. The semiconductor index, for example, was up by over 50% in only twelve trading days despite continuing deterioration in earnings power of these companies. This was a trading rally not supported by any improvement in earnings trends and was the type of performance that our style of investment is ill-equipped to capture. Due to deteriorating earnings power made obvious by a raft of miserable second quarter earnings reports, these technology stock gains were surrendered during the third quarter.


The fourth quarter completed the seesaw by posting strong performance for large-cap growth stocks. This fourth quarter performance differs from the second quarter rally in that sustainable earnings acceleration prospects are just now beginning to appear in our bottom-up research. This is in part because of easier year-over-year earnings comparisons as we anniversary the collapse of corporate earnings one year ago. The better part of the improving fundamentals and the key to their sustainability is a return to normal growth and investment patterns in the macro economy. As we exit a disappointing year, we have gradually positioned the portfolio to enjoy the benefits of this growth and investment cycle.


The economy is recovering as we leave 2001 behind. The recovery will help corporate earnings and begin to reduce the earnings risk that mired stocks' performance in 2001. As economic activity and stock prices stabilize and recover, so too will confidence and more normal investment in plant and equipment. This bodes well for the industrial side of the economy and those stocks that participate in it.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -12.10%      -5.30%**
** Since inception date 5/3/99



               S&P 500            Morningstar         LargeCap
                Index             Large Blend       Stock Index
                                   Category           Account*
                    10                  10               10
   1999           11.1              11.153           10.893
   2000         10.089              10.376             9.84
   2001           8.89               8.957            8.649

Note: Past performance is not predictive of future performance.


The return for the calendar year 2001 for the LargeCap Stock Index Account was -13.20%. During the same period, the total return of the S&P 500 Index was -11.88%.


The economic backdrop and returns for investors have been disappointing for 2001. Real economic growth was little better than flat with the third quarter the weakest at -1.3%; the economy grew 0.2% in the fourth quarter. For the year, overall investment spending dropped over 9% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software and non-residential construction where spending collapsed -8.5% and -10.9% year-over-year, respectively.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the fed funds rate eleven times to 1.75%. Consumers responded well to the rate cuts; housing and auto sales have stayed at record and near-record levels, respectively. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. Since inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining the Fed was able to act aggressively.


Since the low on September 21, stock prices rallied smartly through the end of the year but still finished with negative gains for the year as a whole. The biggest losses were in the technology-heavy NASDAQ Composite Index, which fell approximately 31%. The Dow Jones Industrial Average was off 6% and other broad indexes were down about 12%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 50% compared to fourth quarter 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.

* Standard & Poor's 500/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

MICROCAP ACCOUNT

2001 was a roller-coaster ride for the U.S. and world equity markets. After dismal performance in 2000, equity indices experienced an unusually large bounce in January 2001, followed by weak returns in February and March. April and May saw a rebound that was short lived as evidenced by the markets continued decline through the end of the second and all of the third quarter, particularly in August and September, both before and directly after the World Trade Center disaster. The fourth quarter, however, brought a return to positive territory for all major indices. The S&P 500 Index gained 10.7% in the fourth quarter, its best quarterly return in two years. The gain was by and large the result of strong performance in Technology. However, for the full year, the S&P 500 fell 11.88%, about half of which can be attributed to the steep decline in Technology stocks.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        1.89%         -2.19%**
** Since inception date 5/1/98



            Russell 2000          Morningstar        MicroCap
                Index             Small Blend        Account*
                                   Category
                    10                  10               10
   1998          8.806               8.609            8.158
   1999         10.678              10.174            8.071
   2000         10.356               11.48             9.05
   2001         10.614              12.445            9.221

Note: Past performance is not predictive of future performance.


In the style arena, the Russell 1000 Value Index finished well ahead of Growth-down 5.6% as compared with Growth's -20.4% decline. The difference was largely due to poor performance of Technology stocks in the growth benchmark as compared with their value peers. Among all the sectors, Consumer Cyclicals was the only one sector that performed positively in the Russell 1000 Growth Index-both in absolute terms and relative to its value counterpart.


For the year 2001, the Russell 2000 Index outperformed the Russell 1000 Index by the largest margin in the benchmarks' history (over 17%). The Russell 2000 was the only major index to post a gain during the year-up a scant 2.5%.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by Goldman Sachs Asset Management's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


For 2001, the new Profitability theme was the biggest positive contributor to performance, with investors returning to companies demonstrating good operating efficiency and strong profit margins. The theme added considerable value in nearly all 12 months. Valuation also contributed strongly to positive returns for all benchmarks. Earnings Quality was slightly ahead over the year as a whole, and was fairly flat throughout. Momentum's fortunes, on the other hand, were more volatile, once again experiencing excellent months followed by more difficult ones. It ended the year flat or down in most portfolios. Fundamental Research was down overall, with Wall Street analysts still unable to accurately predict earnings and stock price trends. The theme came back somewhat at the beginning of the fourth quarter after struggling earlier in the year.


Eight of the thirteen sectors in the Account saw positive stock selection for the year. Holdings in Basic Materials and Telecommunications led positive returns for the period, while our exposure to Consumer Cyclicals and Consumer Services detracted the most.


Looking forward, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO
                     Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.


The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MIDCAP GROWTH ACCOUNT

The year 2001 was a very difficult year for U.S. equities as both long bonds and cash outperformed most major stock indices. The only area of the market that posted positive returns for the year were small cap stocks where the Russell 2000 posted a positive 2.49% return. When looking at the style benchmarks, it is clear that value indices far outpaced their growth counterparts over the course of the year. As evidence of this performance spread, the Russell Midcap Value benchmark outperformed the Russell Midcap Growth Index 2.36% to -20.22%. If one overlays the value outperformance on top of the return to smaller capitalization stocks, one finds that the best performing major benchmark was the Russell 2000 Value Index with a return of 13.96%.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        -16.92%      -1.10%**
** Since inception date 5/1/98



               Russell            Morningstar                 MidCap
               Midcap           Mid-Cap Growth                Growth
               Growth              Category                  Account*
                Index
                           10                  10               10
   1998                10.389              10.258             9.66
   1999                15.718              16.813           10.691
   2000                13.873              15.653           11.557
   2001                11.076              12.322            9.602

Note: Past performance is not predictive of future performance.


As it relates to your Account, the Russell Midcap Growth Index had a roller coaster ride over the course of the year. In the first quarter, the benchmark was down a -25.1% as price to earnings multiples continued to crash from their Internet bubble highs. This compression continued to a multi-year low in the Nasdaq Composite on April 4.


Investors began to get more optimistic about growth stocks as they saw the earnings multiples of high growth stocks squeezed down to a discount to much slower growing companies. As a consequence they put money back into the growth area of the market and drove the return of the Midcap Growth benchmark up 16.2% in the second quarter.


There is no need to recap the third quarter as the terrorist attacks of September 11 are fresh in all of our minds. The impacts of the events on the market were unmistakable as investors became much more risk averse and drove the return on the growth index down -27.8% in the quarter. Much of this decline came in the first week of trading following the attacks. The strong leadership of President Bush and Chairman Greenspan restored investor confidence following the market's low of September 21.

The market rallied strongly off of its lows in the fourth quarter as the Fed cut rates an additional three times beyond the eight cuts already instituted through the first three quarters of the year. This dramatic drop in rates combined by the massive earnings multiple compression of the third quarter persuaded investors it was safe to invest in growth stocks again and they did so with gusto, driving up the growth index 27.1% in the fourth quarter.


As mentioned above, it was a very difficult year for growth stocks and growth funds. The good news is that your Account outpaced the Russell Midcap Growth Index, -17.96% versus -20.15%. The news is even better when one looks at the competition where the median return of Midcap Growth managers was down -23.98%. Your Account did better than two-thirds of the funds out there.


How was this accomplished? The Account was structured with a value tilt relative to the Midcap Growth Index which means that we carried more stocks with lower price to earnings multiples (p/e), higher returns on capital, higher rates of cash flow growth and higher margins than the index. This strategy was driven by our process which seeks to identify those characteristics that investors most highly value at each point in the investment cycle. We identified the factors listed above, especially low p/e, as characteristics that investors prized and built those characteristics into the portfolio through the addition and subtraction of individual stocks.


An additional attribute of our process, and hence, your Account, is to control risk in the portfolio construction process by maintaining economic sector weights very similar to that of the benchmark. As a consequence, virtually none of the outperformance can be attributed to sector weighting bets and nearly all is a result of superior stock selection. Stock selection within technology provided the lion's share of outperformance with most of that coming from the semiconductor industry. The big winners in semiconductors were Nvidia, Fairchild Semiconductor, International Rectifier and Cabot Microelectronics. An underweight to Vitesse Semiconductor was also a big contributor. Substantial value was also added from stock selection in Energy, Consumer Staples and Health Care. The big winners in Energy were an overweight to Murphy Oil and underweights to many Oil Service names that plunged along with oil and gas prices through the year. In Staples, overweights to Dean Foods, Pepsi Bottling, General Mills and Smithfield Foods contributed to performance. Finally, in Health Care, bets on Genzyme, Andrx, King Pharmaceuticals and Forest Labs added to your Account's return.


As noted above, your Account is managed through identifying stocks that exhibit characteristics that investors value and then constructing a sector neutral portfolio comprised of these stocks. This process led to a portfolio that exhibited a bit more value than its benchmark in 2001. As we move forward through time, we will continue to listen to the market and identify investors' shifting preferences. We will then buy and sell the appropriate stocks so that your Account will have the best chance to outperform going forward. Our goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 20.15%. The S&P 500 Index, in comparison, fell "only" 11.88%. For its part, the MidCap Growth Equity Account lost 28.34%, underperforming the Index by 7.92 percentage points. LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.43%      -35.90%**
** Since inception date 10/24/00

               Russell            Morningstar                       MidCap
               Midcap               Mid-Cap                         Growth
               Growth               Growth                          Equity
                Index              Category                        Account*
                           10                  10               10
   2000                 8.239               8.643             8.13
   2001                 6.578               6.804              5.9

Note: Past performance is not predictive of future performance.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, two of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: the fund was up 24%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Account's performance pattern was typical of that of our growth-stock portfolios, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets.


Contributing the most to performance in relative terms were our health-care holdings: they amounted to a 23% weighting and lost 11%, compared with a 16% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 55%, versus a 44% drop by the sector. In general, tech stocks, constituting 28% of the portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 26%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 69%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the Index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 3%.


We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if last September 21 marked the market low, then this bear market turned out to be almost exactly on the average at 545 days.)

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, and financial-transaction-processing companies.


MIDCAP VALUE ACCOUNT

In 2001, the MidCap Value Account declined 2.58% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Energy and Materials sectors were largely responsible for the Account's underperformance. These three, along with Utilities, were also significant detractors from absolute return. Consumer Discretionary and Financials made positive contributions to relative and absolute return.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -2.58%       13.69%**
** Since inception date 5/3/99



               Russell            Morningstar                 MidCap
               Midcap            Mid-Cap Value                 Value
                Value              Category                  Account*
                Index
                           10                  10               10
   1999                 9.419              10.023           11.024
   2000                11.226              11.709           14.445
   2001                11.489              12.458           14.072

Note: Past performance is not predictive of future performance.


While IT holdings declined less than index sector components, the Account had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.


Energy also detracted from absolute and relative returns. Account holdings fell further than index components; additionally, the Account was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.


Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.


There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the new year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.


During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


REAL ESTATE ACCOUNT

In 2001, real estate stocks outperformed the S&P 500 for the second consecutive year. The Real Estate Account's 8.75% return easily outdistanced the S&P 500's -11.88%. Investors continued to favor real estate stocks and the steady earnings growth and above-average dividend yields they offered, especially when compared to many companies outside the real estate realm.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        8.75%         6.76%**
** Since inception date 5/1/98



           Morgan Stanley         Morningstar               Real Estate
             REIT Index           Specialty -                Account*
                                  Real Estate
                                   Category
                           10                  10               10
   1998                 8.677               8.592            9.344
   1999                 8.282               8.304            8.925
   2000                10.502              10.449           11.689
   2001                11.849              11.382           12.712

Note: Past performance is not predictive of future performance.


While real estate companies have been able to deliver positive earnings growth in the midst of the current recession, they are not immune to weak economic conditions. Real estate is considered to be a lagging economic indicator; financial performance stays generally steady until new leases need to be signed. Consistent with this view, the financial performance of real estate companies weakened throughout 2001. Looking ahead to 2002, they are expected to post flat to slightly positive earnings growth.


The Account underperformed relative to its Index in 2001. Three key factors contributed to this weak relative performance. First, lower quality stocks with above-average dividend yields outperformed higher quality stocks. Because we owned companies with good assets, strong management teams and sound capital structures, this emphasis did not deliver superior returns in 2001.


Second, the Account was underweighted in retail property owners and specifically, regional malls that proved unsuccessful. As 2001 began, we were concerned the weakening economy would cause a sharp decline in retail sales and excess store capacity would be a drag on the sector. Instead retail sales proved more resilient than expected and regional mall owners, many with high levels of variable rate debt on their balance sheets, benefited materially from the decline in short-term interest rates. Stock price performance reflected these better-than-expected conditions as regional mall property owners returned, on average, 33.9% for the year.


Finally, an overweighted position in California-based companies early in 2001 hurt returns. These companies were hurt by sharp declines in technology-oriented markets and the state's utility crisis. Although we eliminated this overweighting mid-year, it had a significant negative impact on returns in the first 90 days of 2001.

Looking ahead, we will continue to emphasize high quality companies featuring good assets, strong management teams and sound capital structures. While these companies underperformed in 2001, we are convinced that in the long-term an emphasis on high quality companies will lead to superior investment results.


SMALLCAP ACCOUNT

A strong fourth quarter finish helped the Small Cap Account finish just ahead of the Russell 2000 Index. The Account returned 25.67% in the fourth quarter, bringing the year-to-date return to 2.55%. The Index gained 21.08% in the fourth quarter to finish the year 2.49% higher.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        2.55%         0.89%**
** Since inception date 5/1/98



            Russell 2000          S&P           Morningstar     SmallCap
                Index        SmallCap 600       Small Blend     Account*
                                 Index            Category
                    10              10               10             10
   1998          8.806           8.835            8.609          7.949
   1999         10.678           9.931           10.174         11.413
   2000         10.356          11.103           11.480         10.074
   2001         10.614          11.829           12.445         10.331

Note: Past performance is not predictive of future performance.


Concerns about the shape of the U.S. economy dominated the markets in 2001. During the summer months, the Account was positioned for an anticipated economic recovery in the fourth quarter. This seemed likely based on the strong fiscal stimulus provided by the combination of a tax rebate, tax cuts and record interest rate cuts by the Federal Reserve. All that changed after the September 11 terrorist attacks. Any hopes for economic recovery turned into fear of additional terrorist attacks and the prospects of a prolonged war against terrorism - both at home and abroad. The resultant swoon in stock prices hurt our newly rebalanced portfolio more harshly than it hurt the overall market.


However, our strategy ultimately paid off as the fourth quarter progressed. Consumer spending remained robust enough through the holiday season to calm investors' jitters. There were no additional terrorist attacks here or abroad, and the war efforts continued successfully, with very few U.S. casualties. As the economic picture began to improve, the Account made a strong rebound during the fourth quarter.


As we enter the new year, the Account maintains a slight bias toward growth stocks. Growth tends to outperform during periods of economic recovery, which we believe we have now entered. As the fourth quarter progressed, we sold many of the technology companies that performed strongly during the fourth quarter rally, instead favoring quality names in the health care industry.


While the overall strategic outlook is to position the portfolio in expectation of an accelerating economic recovery, the recovery may not unfold as quickly or smoothly as the market appears to have priced in. Consequently in the short term, we have shifted the portfolio to a more defensive posture. We will make future strategic changes as economic data and/or valuation adjustments take place.

SMALLCAP GROWTH ACCOUNT

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More importantly in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Small Company Growth Account focuses on high growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.
LOGO
               Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -32.01%      4.60%**
** Since inception date 5/1/98



            Russell 2000          Morningstar       SmallCap
            Growth Index         Small Growth        Growth
                                   Category         Account*
                   10                  10               10
   1998         8.993               9.341           10.296
   1999        12.868              15.081           20.148
   2000         9.982               14.22           17.345
   2001         9.061              12.937           11.793

Note: Past performance is not predictive of future performance.


The Small Cap Growth Account (the "Account") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 31.23% compared with a 9.23% decline in the Russell 2000 Growth Index, and a 2.49% decline in the Russell 2000 Index. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Account as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.


Not surprisingly, technology holdings had the largest negative impact on Account performance this period. We reduced some technology holdings early in the year in response to slowing growth, however it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Account as well as possible for an eventual economic recovery.


Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth re-acceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.


Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc. (1.31% of assets), which provides software to enhance the performance and management of databases, and Retek Inc. (1.08% of assets), an enterprise software vendor focused on the retail industry. While these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a re-acceleration of growth are good. Also, we believe they are competitively well positioned for an eventual recovery in the economy and in business spending.


Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. (1.32% of assets) performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Account's holdings, such as IDEC Pharmaceuticals Corp. (0.58% of assets), a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. (1.23% of assets) underperformed the Index, despite relatively good fundamental results. The Account benefited from companies added during the year, including First Horizon Pharmaceutical Corp. (1.60% of assets) and Celgene Corp. (1.93% of assets), both of which are profiting from strong sales.


On the consumer side of the portfolio, the Account fared better. Whole Foods Market, Inc. (1.08% of assets), a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. (1.33% of assets) also contributed modestly to performance.


Strong commodity prices and high levels of drilling activity drove the positive performance in the Account's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Account's exposure to energy companies as fundamentals began to erode, and ended the period underweighted in energy, as compared with the indexes.


As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the Account owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.


SMALLCAP VALUE ACCOUNT

The Small Cap Value Account returned 7.08% (net of fees) for the 12 months ending December 31, 2001, while the Russell 2000 Value returned 14.03%. LOGO
             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        6.25%         8.69%**
** Since inception date 5/1/98



            Russell 2000          Morningstar           SmallCap
             Value Index          Small Value             Value
                                   Category              Account
                     10                  10                10
   1998           8.592               8.441             8.494
   1999           8.464                8.82            10.316
   2000          10.396              10.318            12.778
   2001          11.854              12.104            13.577

Note: Past performance is not predictive of future performance.


The year began with concerns over the length and seriousness of the economic slowdown as companies preannounced earnings shortfalls. Disappointment over the frequency and magnitude of Fed cuts contributed to small cap market volatility, putting downward pressure on companies across a wide range of industries. The disparity between growth and value persisted, as value names significantly outperformed their growth peers. As the summer approached, high profile earnings disappointments continued to take their toll. Optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. However, the third quarter ended on a devastating note, as the tragic events in September severely impaired the markets. The quarter was marked by rising unemployment, declining corporate spending, fading consumer confidence and disappointing earnings announcements. Small cap stocks posted very strong fourth-quarter returns as the markets recovered from the events in September. After consumer confidence and corporate expenditures hit lows, the market buoyed through the end of the year with the help of fiscal stimulus and additional rate cuts by the Fed. A bull market at the beginning of December was stifled by negative earnings pre-announcements later in the month, which muted the quarter's performance.


Small caps historically have underperformed large caps in times of economic uncertainty. However, even with the economic conditions and ensuing battle in Afghanistan, the Russell 2000 ended the year ahead with a return of 2.59% versus the S&P 500's annual return of -11.88%, due to confidence in an economic recovery in 2002. Although confidence in growth sectors surfaced in December, value stocks with near-term visibility were more attractive to investors this year. The Russell 2000 Value posted a gain of 14.02% while the Russell 2000 Growth reported a loss of 9.23% for the year.


The portfolio underperformed the Russell 2000 Value Index for the year, primarily due to stock selection. Stock selection that contributed to performance came from the consumer cyclical, energy, and utilities sectors, which was well offset by negative stock selection in the REITs, industrial cyclical, and retail sectors. Sectors weights detracting from performance were to energy (overweight), pharmaceuticals (neutral), and insurance (overweight), while contributions came from consumer cyclicals (underweight), software & services (neutral), and insurance (underweight). The top performers were Pacific Century Financial, NVR Inc., and Furniture Brands. The major detractors were Gentek, Capstone Turbine, and Encompass Services.


We remain cautiously optimistic that the economy will begin to recover during the second half of 2002. With an improving economic outlook and additional improvement in events related to Afghanistan, we would expect small caps to be well positioned to continue to outperform their large cap counterparts, as they did in 2001.

UTILITIES ACCOUNT

The utilities industry experienced negative returns for 2001, along with the entire market. The Account underperformed both the Dow Jones Utility Index and the S&P 500 during the fiscal year. Although the broad market S&P 500 was down for the year, the disappointing utility news kept the electric and gas utility stocks below the market as a whole.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.70%      0.45%**
** Since inception date 5/1/98



          S&P 500      Dow Jones        Morningstar      Utilities
           Index       Utilities        Specialty -      Account*
                      Index with         Utilities
                        Income            Category
               10           10               10                10
   1998    11.172        10.25           10.973            11.536
   1999    13.523        9.663           12.766              11.8
   2000    12.291       14.598           13.679            14.063
   2001    10.831       10.766           10.753            10.168

Note: Past performance is not predictive of future performance.


The Account's performance was hurt by both the electric and gas companies as well as the telecommunications sector. Telecommunications companies suffered dramatically during this period, as several companies that were once high growth opportunities plunged to a state of survival. We had several investments in the more competitive portion of the telecommunications industry. With the realization that the industry now had excess capacity, the newer entrants began to lose opportunities for growth. This is the exact time when stocks hurt Account performance. Since that time, we have shifted those holdings to the larger telephone competitors that have more experience in the industry and have better opportunities to compete in the long run.


Going forward, there are several issues related to the telecommunications area that will need to be addressed. Overcapacity is still an issue in the long distance industry, and pricing will suffer as a result. Local telephone companies are now competing in long distance, and these companies have more ability to seize market share than the brand new entrants to this market. This will keep pressure on prices and profits of the largest long distance companies as well as new carriers.


Electric and gas companies in the Account struggled throughout the year. The period was marked by California's stunning black outs and subsequent increases in the cost of electricity, which rose from an average of $30-$50 per megawatt to over $1,000 per megawatt. California's state utilities, which had sold off a substantial number of power plants after deregulation there, now had the misfortune of buying electricity for the state at sky-high prices. One utility in California ended in bankruptcy while another was bailed out by the state assembly. We did not hold either company in the portfolio during this tumultuous period, which helped returns. At the end of the year, Enron filed bankruptcy, which decimated investor confidence in this entire industry and hurt returns for all companies in this arena. Given the still-evolving industry, stock selection will be critical going forward, since utility companies are no longer as homogenous in their investment outcomes as they have been in the past.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan,

Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.02      $13.23     $12.30     $11.94     $11.48
Income from Investment
 Operations:
 Net Investment Income      0.24        0.35       0.35       0.31       0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.71)      (0.17)      2.00       0.76       1.72
                           -----       -----       ----       ----       ----
 Total From Investment
            Operations     (0.47)       0.18       2.35       1.07       2.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.34)     (0.35)     (0.31)     (0.30)
 Distributions from
  Capital Gains.......     (0.03)      (1.05)     (1.07)     (0.40)     (1.26)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.27)      (1.39)     (1.42)     (0.71)     (1.56)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.28      $12.02     $13.23     $12.30     $11.94
                          ======      ======     ======     ======     ======
Total Return..........     (3.92)%      1.61%     19.49%      9.18%     18.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $101,904     $94,905    $89,711    $84,089    $76,804
 Ratio of Expenses to
  Average Net Assets..      0.85%       0.84%      0.85%      0.89%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%       2.67%      2.50%      2.51%      2.55%
 Portfolio Turnover
  Rate................     182.4%       67.8%      86.7%     162.7%     131.6%

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $15.43      $15.41     $16.25     $15.51     $14.44
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.40        0.45       0.56       0.49       0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (1.42)      (0.43)     (0.19)      1.33       2.11
                           -----       -----      -----       ----       ----
 Total From Investment
            Operations     (1.02)       0.02       0.37       1.82       2.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.47)         --      (0.57)     (0.49)     (0.45)
 Distributions from
  Capital Gains.......     (0.21)         --      (0.64)     (0.59)     (1.05)
   ----                    -----                  -----      -----      -----
   Total Dividends and
         Distributions     (0.68)         --      (1.21)     (1.08)     (1.50)
   ----                    -----                  -----      -----      -----
Net Asset Value, End
 of Period............    $13.73      $15.43     $15.41     $16.25     $15.51
                          ======      ======     ======     ======     ======
Total Return..........     (6.96)%      0.13%      2.40%     11.91%     17.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $144,214    $167,595   $209,747   $198,603   $133,827
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.58%      0.59%      0.61%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      2.73%       2.74%      3.36%      3.37%      3.26%
 Portfolio Turnover
  Rate................     114.3%       62.6%      21.7%      24.2%      69.7%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2001      2000     1999/(A)/
                          ----      ----     ----
BLUE CHIP ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..   $9.22    $10.38    $10.15
Income from Investment
 Operations:
 Net Investment Income    0.05      0.05      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.63)    (1.16)     0.24
                         -----     -----      ----
 Total From Investment
            Operations   (1.58)    (1.11)     0.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)    (0.05)    (0.09)
                         -----     -----     -----
   Total Dividends and
         Distributions   (0.05)    (0.05)    (0.09)
                         -----     -----     -----
Net Asset Value, End
 of Period............   $7.59     $9.22    $10.38
                         =====     =====    ======
Total Return..........  (17.13)%  (10.69)%    1.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,732    $5,552    $6,453
 Ratio of Expenses to
  Average Net Assets..    0.78%     0.78%     0.69%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.64%     0.46%     1.33%/(c)/
 Portfolio Turnover
  Rate................    71.4%     88.7%     16.2%/(c)/

























  -----



   ----



















/(a) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. Blue Chip Account recognized $.01 net investment income per share and incurred an unrealized gain of $.14 per share from April 15, 1999 through April 30, 1999.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89     $12.02      $11.78     $11.33
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.56        0.85       0.81        0.66       0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.35        0.04      (1.12)       0.25       0.44
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.91        0.89      (0.31)       0.91       1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --      (0.82)      (0.66)     (0.75)
 Distributions from
  Capital Gains.......        --          --         --       (0.01)        --
   ----                                                       -----
   Total Dividends and
         Distributions     (0.85)         --      (0.82)      (0.67)     (0.75)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.84      $11.78     $10.89      $12.02     $11.78
                          ======      ======     ======      ======     ======
Total Return..........      8.12%       8.17%     (2.59)%      7.69%     10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216   $125,067    $121,973    $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%      0.50%       0.51%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%      6.78%       6.41%      6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%      40.1%       26.7%       7.3%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74     $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50       0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13      (2.41)       3.94       7.52
                           -----        ----      -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63      (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)     (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)     (4.02)      (1.36)     (2.76)
                           -----       -----      -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)     (4.82)      (2.07)     (3.43)
                           -----       -----      -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72     $30.74      $37.19     $34.61
                          ======      ======     ======      ======     ======
Total Return..........     (8.05)%      2.16%     (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325   $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%      2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%      43.4%       22.0%      23.4%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $20.37      $23.89      $18.33      $16.30     $14.52
Income from Investment
 Operations:
 Net Investment Income      0.01        0.02       (0.01)       0.04       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.82)      (2.73)       7.17        2.99       4.26
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (2.81)      (2.71)       7.16        3.03       4.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --       (0.04)     (0.04)
 Distributions from
  Capital Gains.......     (1.25)      (0.81)      (1.60)      (0.96)     (2.48)
                           -----       -----       -----       -----      -----
   Total Dividends and
         Distributions     (1.27)      (0.81)      (1.60)      (1.00)     (2.52)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $16.29      $20.37      $23.89      $18.33     $16.30
                          ======      ======      ======      ======     ======
Total Return..........    (14.86)%    (11.71)%     39.50%      18.95%     30.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,401    $383,139    $379,062    $224,058   $149,182
 Ratio of Expenses to
  Average Net Assets..      0.75%       0.73%       0.77%       0.78%      0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.06%       0.08%      (0.08)%      0.22%      0.29%
 Portfolio Turnover
  Rate................      88.8%       69.1%       89.6%      155.6%     172.6%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.26      $11.01      $10.72     $10.31
Income from Investment
 Operations:
 Net Investment Income      0.51        0.69        0.71        0.60       0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32        0.48       (0.74)       0.28       0.41
                            ----        ----       -----        ----       ----
 Total From Investment
            Operations      0.83        1.17       (0.03)       0.88       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
Net Asset Value, End
 of Period............    $11.58      $11.43      $10.26      $11.01     $10.72
                          ======      ======      ======      ======     ======
Total Return..........      7.61%      11.40%      (0.29)%      8.27%     10.39%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $193,254    $127,038    $137,787    $141,317    $94,322
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.51%       0.50%       0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.63%       6.33%       6.16%       6.15%      6.37%
 Portfolio Turnover
  Rate................      45.9%        4.3%       19.7%       11.0%       9.0%



/(a) /Effective May 1, 2001, Aggressive Growth Account changed its name to
  Equity Growth Account.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $16.43      $23.56      $20.46     $17.21     $13.79
Income from Investment
 Operations:
 Net Investment Income        --       (0.02)       0.14       0.21       0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.19)      (2.29)       3.20       3.45       3.53
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (4.19)      (2.31)       3.34       3.66       3.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.14)     (0.21)     (0.18)
 Distributions from
  Capital Gains.......        --       (4.82)      (0.10)     (0.20)     (0.11)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions        --       (4.82)      (0.24)     (0.41)     (0.29)
   ----                                -----       -----      -----      -----
Net Asset Value, End
 of Period............    $12.24      $16.43      $23.56     $20.46     $17.21
                          ======      ======      ======     ======     ======
Total Return..........    (25.50)%    (10.15)%     16.44%     21.36%     26.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $209,879    $294,762    $345,882   $259,828   $168,160
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.45%      0.48%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%      (0.13)%      0.67%      1.25%      1.34%
 Portfolio Turnover
  Rate................      39.0%       83.5%       65.7%       9.0%      15.4%

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95      $14.51     $13.90     $13.02
Income from Investment
 Operations:
 Net Investment Income      0.09        0.10        0.48       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)       3.14       1.11       1.35
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)       3.62       1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)      (0.47)     (0.25)     (0.23)
 Distributions from
  Capital Gains.......        --       (0.59)      (1.71)     (0.51)     (0.47)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.02)      (0.67)      (2.18)     (0.76)     (0.70)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $10.51      $13.90      $15.95     $14.51     $13.90
                          ======      ======      ======     ======     ======
Total Return..........    (24.27)%     (8.34)%     25.93%      9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440    $197,235   $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%       0.78%      0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%       3.11%      1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%       65.5%      33.9%      22.7%



See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001      2000/(B)/
                           ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.48)     (0.63)
                          -----      -----
 Total From Investment
            Operations    (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.02)
                          -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.02)
                          -----      -----
Net Asset Value, End
 of Period............    $8.93      $9.37
                          =====      =====
Total Return..........    (4.24)%    (6.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.35%      1.34%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     2.33%      1.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%      1.06%/(d)/
 Portfolio Turnover
  Rate................    137.4%      44.0%/(d)/

                           2001       2000          1999      1998/(E)/
                           ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income     0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.07)     (1.89)         8.41      (0.95)
                          -----      -----          ----      -----
 Total From Investment
            Operations    (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --            --      (0.03)
 Distributions from
  Capital Gains.......       --      (0.86)        (0.73)        --
  ----                               -----         -----
   Total Dividends and
         Distributions       --      (0.86)        (0.73)     (0.03)
  ----                               -----         -----      -----
Net Asset Value, End
 of Period............   $10.84     $13.87        $16.66      $9.00
                         ======     ======        ======      =====
Total Return..........   (21.85)%   (11.50)%       93.81%    (10.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.41%      1.44%         1.32%      1.34%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%     (0.26)%       (0.28)%     0.24%/(d)/
 Portfolio Turnover
  Rate................    123.8%     292.7%        241.2%      60.3%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000         1999/(E)/
                           ----       ----         ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.67     $13.26         $9.93
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.08)        (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.79)     (1.51)         3.36
                          -----      -----          ----
 Total From Investment
            Operations    (2.82)     (1.59)         3.33
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.01)        --            --
 ----                     -----
   Total Dividends and
         Distributions    (0.01)        --            --
 ----                     -----
Net Asset Value, End
 of Period............    $8.84     $11.67        $13.26
                          =====     ======        ======
Total Return..........   (24.22)%   (11.99)%       32.47%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,445     $7,399        $7,045
 Ratio of Expenses to
  Average Net Assets..     1.17%      1.20%         1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%      1.25%         1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.66)%       (0.47)%/(d)/
 Portfolio Turnover
  Rate................     32.1%      24.3%         39.6%/(d)/

                           2001      2000/(B)/
                           ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.31)     (2.22)
                          -----      -----
 Total From Investment
            Operations    (2.34)     (2.22)
                          -----      -----
Net Asset Value, End
 of Period............    $5.44      $7.78
                          =====      =====
Total Return..........   (30.08)%   (22.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.04%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.11%      1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.62)%    (0.22)%/(d)/
 Portfolio Turnover
  Rate................    121.2%     217.6%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999/(C)/
                           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income     0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.23)     (1.14)      0.97
                          -----      -----       ----
 Total From Investment
            Operations    (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.10)     (0.07)
 Distributions from
  Capital Gains.......       --      (0.05)     (0.08)
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.15)     (0.15)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.29      $9.52     $10.71
                          =====      =====     ======
Total Return..........   (12.10)%    (9.67)%     8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..     0.40%      0.40%      0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.41%      0.46%      0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%      1.01%      1.41%/(e)/
 Portfolio Turnover
  Rate................     10.8%      11.0%       3.8%/(e)/

                           2001       2000       1999        1998/(F)/
                           ----       ----       ----        ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.00      $8.07      $8.17       $10.04
Income from Investment
 Operations:
 Net Investment Income       --       0.04       0.02         0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.17       0.93      (0.11)       (1.86)
                           ----       ----      -----        -----
 Total From Investment
            Operations     0.17       0.97      (0.09)       (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.01)       (0.04)
  ----                               -----      -----        -----
   Total Dividends and
         Distributions       --      (0.04)     (0.01)       (0.04)
  ----                               -----      -----        -----
Net Asset Value, End
 of Period............    $9.17      $9.00      $8.07        $8.17
                          =====      =====      =====        =====
Total Return..........     1.89%     12.13%     (1.07)%     (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,559    $10,397     $6,418       $5,384
 Ratio of Expenses to
  Average Net Assets..     1.30%      1.06%      1.06%        1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.20%      1.28%          --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.05)%     0.59%      0.22%        0.57%/(e)/
 Portfolio Turnover
  Rate................    127.2%     178.8%      88.9%        55.3%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998           1997
                            ----        ----       ----       ----           ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90     $34.37     $35.47         $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10       0.12       0.22           0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76       4.20       0.94           6.48
                           -----        ----       ----       ----           ----
 Total From Investment
            Operations     (1.26)       4.86       4.32       1.16           6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)     (0.12)     (0.22)         (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)     (1.67)     (2.04)         (0.76)
                           -----       -----      -----      -----          -----
   Total Dividends and
         Distributions     (1.12)      (7.29)     (1.79)     (2.26)         (0.99)
                           -----       -----      -----      -----          -----
Net Asset Value, End
 of Period............    $32.09      $34.47     $36.90     $34.37         $35.47
                          ======      ======     ======     ======         ======
Total Return..........     (3.71)%     14.59%     13.04%      3.69%         22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681   $262,350   $259,470       $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%      0.61%      0.62%          0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%      0.32%      0.63%          0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%      79.6%      26.9%           7.8%

                            2001        2000       1999      1998/(B)/
                            ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income     (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.68)       0.77       1.01      (0.28)
                           -----        ----       ----      -----
 Total From Investment
            Operations     (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.02)     (0.02)        --
 Distributions from
  Capital Gains.......     (0.24)      (0.97)        --         --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.24)      (0.99)     (0.02)        --
   ----                    -----       -----      -----
Net Asset Value, End
 of Period............     $8.49      $10.46     $10.66      $9.65
                           =====      ======     ======      =====
Total Return..........    (16.92)%      8.10%     10.67%     (3.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.97%       0.96%      0.96%      1.27%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.66)%      0.27%      0.26%     (0.14)%/(d)/
 Portfolio Turnover
  Rate................      55.2%      161.9%      74.1%      91.9%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001      2000/(C)/
                           ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (1.87)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (1.87)
                          -----      -----
Net Asset Value, End
 of Period............    $5.90      $8.13
                          =====      =====
Total Return..........   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    309.1%     246.9%/(e)/

                           2001       2000         1999/(F)/
                           ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income     0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.35)      3.12          1.24
                          -----       ----          ----
 Total From Investment
            Operations    (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --         (0.02)
 Distributions from
  Capital Gains.......    (0.54)     (1.66)        (0.22)
                          -----      -----         -----
   Total Dividends and
         Distributions    (0.55)     (1.66)        (0.24)
                          -----      -----         -----
Net Asset Value, End
 of Period............   $11.68     $12.57        $11.11
                         ======     ======        ======
Total Return..........    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................    208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999       1998          1997
                            ----       ----       ----       ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039      0.059      0.048      0.051         0.051
                           -----      -----      -----      -----         -----
 Total From Investment
            Operations     0.039      0.059      0.048      0.051         0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)    (0.059)    (0.048)    (0.051)       (0.051)
                          ------     ------     ------     ------        ------
   Total Dividends and
         Distributions    (0.039)    (0.059)    (0.048)    (0.051)       (0.051)
                          ------     ------     ------     ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000        $1.000
                          ======     ======     ======     ======        ======
Total Return..........      3.92%      6.07%      4.84%      5.20%         5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923   $114,710   $120,924    $83,263       $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%      0.52%      0.52%      0.52%         0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%      5.88%      4.79%      5.06%         5.12%

                            2001       2000       1999      1998/(A)/
                            ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income      0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.47       2.09      (0.85)     (0.97)
                            ----       ----      -----      -----
 Total From Investment
            Operations      0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----
Net Asset Value, End
 of Period............    $10.77     $10.29      $8.20      $9.07
                          ======     ======      =====      =====
Total Return..........      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(B)/
                           ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income       --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20      (1.24)      3.52      (2.06)
                           ----      -----       ----      -----
 Total From Investment
            Operations     0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --         --
 Distributions from
  Capital Gains.......       --      (1.68)     (0.99)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.70)     (0.99)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $8.03      $7.83     $10.74      $8.21
                          =====      =====     ======      =====
Total Return..........     2.55%    (11.73)%    43.58%    (20.51)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     1.00%      0.90%      0.91%      0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%     0.28%      0.05%     (0.05)%/(d)/
 Portfolio Turnover
  Rate................    154.5%     135.4%     111.1%      45.2%/(d)/

                           2001       2000       1999      1998/(E)/
                           ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.89)     (2.67)      9.70       0.30
                          -----      -----       ----       ----
 Total From Investment
            Operations    (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......       --      (1.22)     (0.19)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.22)     (0.19)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............   $10.60     $15.59     $19.56     $10.10
                         ======     ======     ======     ======
Total Return..........   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    152.2%      90.8%      98.0%     166.5%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999     1998/(B)/
                           ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income     0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.60       2.17      1.72     (1.50)
                           ----       ----      ----     -----
 Total From Investment
            Operations     0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Capital Gains.......    (0.49)     (0.98)       --        --
  ----                    -----      -----
   Total Dividends and
         Distributions    (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............   $11.37     $11.26    $10.06     $8.34
                         ======     ======    ======     =====
Total Return..........     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     67.8%     133.0%     89.7%     53.4%/(d)/

                           2001       2000      1999     1998/(E)/
                           ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..   $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income     0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.70)      1.81      0.02      1.35
                          -----       ----      ----      ----
 Total From Investment
            Operations    (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Capital Gains.......       --      (0.28)    (0.05)       --
  ----                               -----     -----
   Total Dividends and
         Distributions    (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............    $8.73     $12.43    $10.90    $10.93
                          =====     ======    ======    ======
Total Return..........   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................    104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

ADDITIONAL INFORMATION



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944



                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                                ACCOUNTS OF THE FUND
                                --------------------
          ASSET ALLOCATION ACCOUNT         LARGECAP VALUE ACCOUNT
          BALANCED ACCOUNT                 MICROCAP ACCOUNT
          BOND ACCOUNT                     MIDCAP ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT            MIDCAP GROWTH EQUITY ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MIDCAP VALUE ACCOUNT
          GROWTH ACCOUNT                   MONEY MARKET ACCOUNT
          INTERNATIONAL ACCOUNT            REAL ESTATE ACCOUNT
          INTERNATIONAL EMERGING MARKETS   SMALLCAP ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT   SMALLCAP GROWTH ACCOUNT
          LARGECAP BLEND ACCOUNT           SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT          UTILITIES ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT







This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2002.



As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

This is a blank page

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Bond Account..........................................................10

  Capital Value Account.................................................12

  Equity Growth Account.................................................14

  Government Securities Account.........................................16

  Growth Account........................................................18

  International Account.................................................20

  International Emerging Markets Account................................22

  International SmallCap Account........................................24

  LargeCap Blend Account................................................26

  LargeCap Growth Account...............................................28

  LargeCap Stock Index Account..........................................30

  LargeCap Value Account................................................32

  MicroCap Account......................................................34

  MidCap Account........................................................36

  MidCap Growth Account.................................................38

  MidCap Growth Equity Account..........................................40

  MidCap Value Account..................................................42

  Money Market Account..................................................44

  Real Estate Account...................................................46

  SmallCap Account......................................................48

  SmallCap Growth Account...............................................50

  SmallCap Value Account................................................52

  Utilities Account.....................................................54


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................56

PRICING OF ACCOUNT SHARES...............................................60

DIVIDENDS AND DISTRIBUTIONS.............................................61

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................61
  The Manager...........................................................61

  The Sub-Advisors......................................................62

  Duties of the Manager and Sub-Advisors................................69

  Fees Paid to the Manager..............................................70


MANAGERS' COMMENTS......................................................71

GENERAL INFORMATION ABOUT AN ACCOUNT....................................93
  Eligible Purchasers...................................................93

  Shareholder Rights....................................................93

  Non-Cumulative Voting.................................................94

  Purchase of Account Shares............................................94

  Sale of Account Shares................................................94

  Restricted Transfers..................................................95

  Financial Statements..................................................95


FINANCIAL HIGHLIGHTS....................................................95

ADDITIONAL INFORMATION..................................................108

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Berger Financial Group LLC ("Berger")
.. Federated Investment Management Company ("Federated")
.. Goldman Sachs Asset Management ("GSAM")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("Morgan Stanley")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Capital Income Investors, LLC ("Principal Capital - II")*
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
  * Invista, Principal Capital - II, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.



In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.


MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:

.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:

.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.

The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:

.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61
2001    -3.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  11.48%
                               LOWEST  Q3 '98  -8.16%


The year-to-date return as of March 31, 2002 is -0.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............     -3.92         8.52            N/A             10.01
 S&P 500 Index ........    -11.88        10.70          12.93
 Lehman Brothers
 Aggregate Bond Index .      8.42         7.43           7.23
 Morningstar Domestic
 Hybrid Category.......     -4.01         7.01           8.98
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.80
 Other Expenses......................          0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.85

 Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                  $87   $271  $471  $1,049

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.


MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Account's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Account's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.



MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13
2001    -6.96


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  9.54%
                               LOWEST  Q1 '01  -7.91%


The year-to-date return as of March 31, 2002 is -0.19%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 BALANCED ACCOUNT ................               -6.96                4.71                 8.09                     9.45
 Lehman Brothers Aggregate Bond
 Index/(1)/.............................          8.42                7.43                 7.23
 S&P 500 Index ...................              -11.88               10.70                12.93
 Lehman Brothers Long Term Gov't./Credit
 Bond Index......................                 7.26                8.05                 8.42
 Morningstar Domestic Hybrid Category            -4.01                7.01                 8.98
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.59
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT                                                                          $62   $195  $340  $762

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):


58.96% in securities rated Aaa      14.13% in securities rated A      3.72% in securities rated Ba
3.66% in securities rated Aa        18.63% in securities rated Baa    0.90% in securities rated B





MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17
2001    8.12


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16
2001    -8.05


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88
 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


Morgan Stanley considers selling a portfolio holding when it determines the holding no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71
2001    -14.86


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01  -18.25%


The year-to-date return as of March 31, 2002 is -3.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........         -14.86                 10.30                    N/A                      16.05
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.74
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.75

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                     $77   $240  $417  $930

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.


MAIN STRATEGIES

The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal Capital - II, to be of equivalent quality.

The Account relies on the professional judgment of Principal Capital - II to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal Capital - II is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal Capital - II believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40
2001    7.61



                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '956.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of March 31, 2002 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     7.61          7.40          7.04              8.21
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.22          7.49          7.10
 Morningstar
 Intermediate
 Government Category..      6.84          6.33          6.21
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.49

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $50      $157      $274      $616

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15
2001    -25.50


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  21.35%
                               LOWEST  Q1 '01  -23.55%


The year-to-date return as of March 31, 2002 is -3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................         -25.50                  3.73                    N/A                       7.88
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34
2001    -24.27


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  16.60%
                               LOWEST Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

INTERNATIONAL EMERGING MARKETS ACCOUNT

The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -4.24


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01  -23.90%


The year-to-date return as of March 31, 2002 is 12.09%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -4.24          N/A           N/A              -8.60
 MSCI Emerging Markets
 Free Index-ID.........     -4.91        -7.80          0.95
 Morningstar
 Diversified Emerging
 Markets Category......     -3.73        -4.79          0.89
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.08
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.33*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.35% through April 30, 2002. Additionally, the Manager has agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.75% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $236  $727  $1,245  $2,666

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    93.81
2000    -11.50
2001    -21.85


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01  -21.49%


The year-to-date return as of March 31, 2002 is 3.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT ..              -21.85                N/A                   N/A                     5.13
 MSCI EAFE Small Cap Index/(1)/ ..              -12.51                N/A                   N/A
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND...............................        -21.44               0.89                  4.46
 Morningstar Foreign Stock Category             -21.93               2.34                  6.32
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.20
 Other Expenses..................              0.21
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.41

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                        $144  $446  $771  $1,691

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees......................        0.75
 Other Expenses.......................        0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.05*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP BLEND ACCOUNT                                                                $102  $318  $552  $1,225

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -11.99
2001    -24.22


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
                               LOWEST  Q3 '01  -24.61%


The year-to-date return as of March 31, 2002 is -3.39%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -24.22          N/A            N/A             -4.54
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category......     -23.63         8.24          10.03
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.17


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $119  $372  $644  $1,420

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -9.67
2001    -12.10


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  14.68%
                               LOWEST  Q3 '01  -14.77%


The year-to-date return as of March 31, 2002 is 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............    -12.10          N/A            N/A             -5.30
 S&P 500 Index ........    -11.88        10.70          12.93
 Morningstar Large
 Blend Category.......     -13.68         8.87          11.31
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.35
 Other Expenses..................             0.06
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.41*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $42   $131  $227  $504

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the vlaue of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.75
 Other Expenses..................             0.11
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.86*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP VALUE ACCOUNT                                                                $88   $274  $477  $1,061

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-- term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    -1.07
2000    12.13
2001    1.89


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98  -26.11%


The year-to-date return as of March 31, 2002 is 5.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....     1.89           N/A            N/A             -2.19
 Russell 2000 Index ...     2.49          7.52          11.51
 Morningstar Small
 Blend Category.......      8.41         10.91          13.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.30
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.30

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MICROCAP ACCOUNT                                                                          $132  $412  $713  $1,568

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59
2001    -3.71


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    10.67
2000    8.10
2001    -16.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%


The year-to-date return as of March 31, 2002 is -0.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT .........         -16.92                   N/A                    N/A                      -1.10
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P MidCap 400 Index ..........          -0.60                 16.11                  15.01
 Morningstar Mid-Cap Growth
 Category ......................         -21.28                  8.44                  10.30
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.97

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $99   $309  $536  $1,190

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -27.43


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01  -31.45%


The year-to-date return as of March 31, 2002 is -4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............    -27.43          N/A            N/A            -35.90
 Russell Midcap Growth
 Index.................    -20.16         9.02          11.11
 Morningstar Mid-Cap
 Growth Category......     -21.28         8.44          10.30
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             1.00
 Other Expenses..................             0.35
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.35*


 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 MIDCAP GROWTH EQUITY ACCOUNT                                                          $137  $428  $739  $1,624

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    31.03
2001    -2.58


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '99  -12.71%

The year-to-date return as of March 31, 2002 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     -2.58          N/A            N/A             13.69
 Russell Midcap Value
 Index.................      2.34        11.46          14.41
 Morningstar Mid-Cap
 Value Category.......       6.40        11.68          13.81
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.05
 Other Expenses..................              0.31
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.36

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $139  $433  $752  $1,668

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07
2001    3.92



                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    -4.48
2000    30.97
2001    8.75


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of March 31, 2002 is 8.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..      8.75          N/A           N/A              6.76
 Morgan Stanley REIT
 Index.................     12.83         6.11           N/A
 Morningstar Specialty
 - Real Estate Category      8.93         6.19          9.99
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 REAL ESTATE ACCOUNT                                                                       $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizationS (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    43.58
2000    -11.73
2001    2.55


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '99  26.75%
                               LOWEST  Q3 '01  -25.61%


The year-to-date return as of March 31, 2002 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT ..............          2.55                    N/A                    N/A                       0.89
 Russell 2000 Index/(1)/ .......          2.49                   7.52                  11.51
 S&P SmallCap 600 Index ........          6.54                  10.66                  13.61
 Morningstar Small Blend
 Category ......................          8.41                  10.91                  13.25
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.15
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.00

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                          $102  $318  $552  $1,225

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily common stocks of small companies believed to have the potential for rapid revenue and earnings growth.

The Account's stock selection focues on companies that either occupy a dominat position in an emerging industry or have a growing market share in a larger fragmented industry. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies with:
.. innovative technology, products or services that may enable the company to be a market share leader;
.. strong entrepreneurial management with clearly defined strategies for growth;
  and
.. solid balance sheets.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. In certain unusual circumstances, the Account may be unable to remain invested at these levels in securities with the stated market capitalization. Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securites in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established thus posing greater market, liquidity and information risks. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. In addition, there is a risk that the Sub-Advisor's strategy will not achieve the desired results.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who intend to make a long-term investment commitment and are wiling to accept above average risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    95.69
2000    -13.91
2001    -32.01


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01  -37.66%


The year-to-date return as of March 31, 2002 is -8.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -32.01          N/A            N/A             4.60
 Russell 2000 Growth
 Index.................     -9.23         2.87           7.19
 Morningstar Small
 Growth Category......      -9.02         8.94          10.89
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.05

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    21.45
2000    23.87
2001    6.25


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98  -19.14%


The year-to-date return as of March 31, 2002 is 10.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT      6.25          N/A            N/A             8.69
 Russell 2000 Value
 Index.................     14.02        11.20          15.11
 Morningstar Small
 Value Category.......      17.31        11.29          13.47
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.14
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.24

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $126  $393  $681  $1,500

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    2.29
2000    19.18
2001    -27.70


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01  -16.65%


The year-to-date return as of March 31, 2002 is -2.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 UTILITIES ACCOUNT ....    -27.70          N/A            N/A             0.45
 S&P 500 Index ........    -11.88        10.70          12.93
 Dow Jones Utilities
 w/Income Index........    -26.25         8.95            N/A
 Morningstar Specialty
 - Utilities Category .    -21.39         7.85           9.18
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 UTILITIES ACCOUNT                                                                         $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rates are calculated for the LargeCap Blend and LargeCap Value Accounts as they have been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.




PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA. . As portfolio manager for a member company of the Principal Financial Group, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2001, Alliance managed $455 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        Steven Pisarkiewicz




MARILYN G. FEDAK . Ms. Fedak was named chief investment officer and chairman of the U.S. Equity Investment Policy Group, and was also elected to the Board of Directors, in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. Ms. Fedak is a member of the Small-Capitalization, International, Global, Global Balanced, Canadian Equity and Advanced Value Investment Policy Groups, and the Private Client Investment

Group. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972, and is a Chartered Financial Analyst.



STEVEN PISARKIEWICZ . Mr. Pisarkiewicz, Chief Investment Officer, Structured Equity Services Senior Portfolio Manager, joined the firm as a managing director of financial advisors in 1989. In 1992, he was named managing director of Institutional Services; in 1997, he was named senior portfolio manager for U.S. equities and became a member of the U.S. Equity Investment Policy Group. In late 1998, he assumed his current role as chief investment officer for Structured Equity Services. Prior to joining Bernstein, he was a vice president and senior consultant with SEI Corporation from 1983 to 1989, and a director of strategic planning for Emerson Electric Company from 1979 to 1983. Mr. Pisarkiewicz earned a BS from the University of Missouri in 1972 and an MBA in 1979 from the University of California at Berkeley.


SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2001, Dreyfus managed or administered approximately $187 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



SUB-ADVISOR:   Federated  Investment   Management  Company  ("Federated")  is  a
               registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty
               Avenue,  Pittsburgh,  PA  15222-3779.  As of December  31,  2001,
               Federated managed $163.6 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore
                                        J. Thomas Madden
                                        Bernard J. Picchi




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.



J. THOMAS MADDEN, CFA . Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.



BERNARD J. PICCHI, CFA . Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Assets Management ("GSAM"), a business unit of the
         Investment Managerment Division ("IMD") of Goldman, Sachs & Co. is located at 32 Old Slip, New York, NY 10005. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Managing Director, Goldman Sachs. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.

ROBERT C. JONES, CFA . Managing Director, Goldman Sachs. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Vice President, Goldman Sachs. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli





ROBERT BAUR, PH.D . Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Invista since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Invista). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



DIRK LASCHANZKY, CFA . As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

MICHAEL A. MARUSIAK . Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Invista in 2001, specializing in emerging markets portfolios. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Invista since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Invista) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Presidential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2001, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $600 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

SUB-ADVISOR: Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.





FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
           Government Securities        Mark Karstrom
                                        Martin J. Schafer

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal Capital - II with responsibility for mortgage-backed securities. Prior to joining Principal Capital - II in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.



DUTIES OF THE MANAGER AND SUB-ADVISORS

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Asset Allocation             0.85%      MicroCap                 1.30%
      Balanced                     0.61%      MidCap                   0.62%
      Bond                         0.50%      MidCap Growth            0.97%
      Capital Value                0.61%      MidCap Growth Equity     1.35%*
      Equity Growth                0.75%      MidCap Value             1.36%
      Government Securities        0.49%      Money Market             0.50%
      Growth                       0.61%      Real Estate              0.92%
      International                0.92%      SmallCap                 1.00%
      International Emerging                  SmallCap Growth
      Markets                      1.35%*                              1.05%
      International SmallCap       1.41%      SmallCap Value           1.24%
      LargeCap Growth              1.17%      Utilities                0.62%
      LargeCap Stock Index         0.40%*

     * After waiver.


The Fund also entered into an agreement with the Sub-Advisor for the LargeCap Blend and LargeCap Value Accounts which were added to the Fund as of May 1, 2002. Under those agreements, the Manager will pay the respective Sub-Advisor as follows (the fees are based on the net asset value of the Account):
.. LargeCap Blend - on the first $75 million of net assets - the fee is 0.35%;
  next $200 million - 0.25%; next $250 million - 0.20%; and net assets of $525 million - 0.15%.
.. LargeCap Value - on the first $10 million of net assets - the fee is 0.60%;
  next $15 million - 0.50%; next $25 million - 0.40%; next $50 million - 0.30%; next $50 million - 0.25%; next $50 million - 0.225%; and net assets of $200 million - 0.200%. However, during the first six months following the Account's SEC effective date, Bernstein is paid a fee which accrues daily and is paid monthly at an annual rate of 0.47% of the Account's net asset value.


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS



Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2001. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

During 2001, the world's three leading economies shrank together for the first time since 1974. The U.S. was pushed into a recession by a collapse in business investment, which was further compounded by the September 11 terrorist attacks. March marked the beginning of the official start of the U.S. recession, and the slowdown stretched around the world. Throughout the year markets experienced poor economic performance and a deterioration of profits. However, the U.S. Federal Reserve acted aggressively, reducing interest rates a record 11 times, to a 40 year low, and central banks around the world followed suit also in reducing interest rates to spur economic growth. Although the MSCI World Index fell -16.8% in U.S. dollar terms, for the full year, equity markets finished the year with a very positive quarter. The MSCI World Index gained +8.6% in U.S. dollar terms, from October through December. Bonds benefited most of the year from slower economic growth, with the Lehman Aggregate Index rising 8.4% for the full year, despite a weak fourth quarter.
LOGO
              Total Returns*
         as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -3.92%  8.52%   10.01%**
** Since inception 6/1/94

In Thousands


           Lehman Brothers          S&P 500         Morningstar          Asset
           Aggregate Bond            Index            Domestic        Allocation
                Index                                  Hybrid          Account*
                                                      Category
                      10                  10               10              10
   1994           10.077               10.23           10.006          10.052
   1995           11.938              14.074           12.494          12.128
   1996           12.369              17.305           14.127          13.696
   1997           13.566              23.078           16.704          16.187
   1998           14.742              29.673           18.792          17.673
   1999            14.62              35.916            20.34          21.117
   2000            16.32              32.644           20.759          21.457
   2001           17.694              28.766           19.927          20.616

Note: Past performance is not predictive of future performance.


Within equities, poor performance in the technology/telecom sector drove Value (-5.6%) to outperform Growth (-20.4%) strategies. Mid (-0.6%) and small (+2.5%) cap stocks outperformed the large cap S&P 500 (-11.9%) by a healthy margin. Mid cap and Small cap companies had less extended valuations and very modest earnings expectations throughout the year. Within bonds, improving liquidity conditions from the Fed and anticipation of budget deficits caused spread products to outperform. High quality corporate debt (+10.9%) led the bond market, followed by Mortgages (8.2%) and Treasuries (+6.7%).


Currency effects hobbled Non-U.S. stock market performance in 2001, as the U.S. dollar remained stubbornly strong. The Euro, which had rallied in the fourth quarter of 2000, resumed its weakness, falling from 0.95 to a low of 0.84 before rebounding to 0.88 by year-end. The Yen, which opened the year at 115, fell to a 3-year low of 131.7. Europe and Japan underperformed the U.S., despite entering the year with more attractive valuations and a less pronounced economic downturn. The key difference rested with the central bank, which, in the U.S., was perceived to be much more proactive in supplying liquidity to the market, than the ECB and the BoJ.


For the year ended December 31, 2001, the Asset Allocation Account (net of fees) declined -4.8% outperforming a financial benchmark decline of -5.3% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE (net), and 40% Lehman Aggregated) and the Morningstar Domestic Hybrid Median return of -4.9%. We would attribute the majority of our outperformance to asset allocation decisions made during the year. On balance, we maintained a defensive allocation strategy by overweighting fixed income and cash and underweighting equities through the year. This strategy enhanced results as equities declined in value in a difficult market environment. Within equities, we preferred the U.S. to the non-U.S., which also benefited returns as the non-U.S. markets under performed the U.S. As of December 31, 2001 our allocation to U.S. equities was 41.4 %, with an 11.2% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 47.4%.


From a security selection perspective, several strategies added value during the year. These strategies included Large Cap Value (+0.7%) which outperformed the S&P 500 Index (-11.9%) for this period, as valuations began to be scrutinized more carefully by market participants. The performance of U.S. fixed income also benefited from an opportunistic allocation to U.S. Treasury's (+9.6%) and the performance of the Domestic Fixed Income segment (+8.9%) relative to the Lehman Aggregate gain of +8.4%. The Domestic Fixed Income portfolio particularly benefited in the fourth quarter from a narrowing of spreads relative to Treasury's.


The main detractor from performance was growth-oriented equity strategies, which faced a challenging market environment. The Equity Growth segment (-14.8%) underperformed the S&P 500 (-11.9%). Similarly, an allocation to Small Company Growth, which was liquidated early in the second quarter, failed to outperform the S&P 500. In the non-U.S., the International Equity strategy slightly underperformed the MSCI EAFE benchmark (-22.1% vs. -21.4%); however, non-U.S. markets dramatically underperformed the U.S.

The year ended with mixed economic news, which, on balance, seemed to indicate a recovery. Consumer confidence continued to rise, and manufacturing conditions improved. Despite these seemingly positive trends, we continued to hold a bearish view of the economy grounded in a concern for corporate profits, the remaining capital expenditure hangover, and poor consumer fundamentals. With a tepid recovery expected, it is difficult to foresee corporate profits benefiting as widely or as much as equities are now pricing in. Poor profits will continue to keep a lid on private sector capital expenditure, which had become bloated in the late 1990's. Furthermore, despite stronger consumer confidence figures, individuals' balance sheets remain poor. Indebtedness is nearing historic highs, while household wealth and incomes have fallen. Given these weak foundations, we believe that the current optimism in the stock market may soon fade. As such, we have maintained a more defensive portfolio posture by under weighting equities and overweighting fixed income and cash.


BALANCED ACCOUNT

The year 2001 was the second consecutive year the broad domestic equity markets declined as the record economic expansion of the 1990s came to an end and a recession was officially declared. Bond yields declined throughout the year and prices moved up. The foreign equity markets were also down in line with the drop in the domestic market. Balanced accounts, that held a mix of fixed income and equity assets, were spared some of the equity market decline with the positive returns of the fixed income segment.
LOGO
                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -6.96%  4.71%   8.09%   9.45%**
** Since inception 12/18/87


          S&P 500          Lehman Brothers     Morningstar            Balanced
           Index           Aggregate Bond        Domestic             Account*
                                Index             Hybrid
                                                 Category
                10                  10               10                   10
   1992     10.762               10.74           10.822                11.28
   1993     11.847              11.787           12.128               12.528
   1994     12.003              11.443           11.818               12.266
   1995     16.514              13.557           14.757               15.281
   1996     20.306              14.049           16.686               17.287
   1997     27.080              15.405            19.73               20.386
   1998     34.819              16.744           22.196               22.814
   1999     42.145              16.607           24.025               23.362
   2000     38.306              18.538            24.52               23.392
   2001     33.755              20.099           23.537               21.764

Note: Past performance is not predictive of future performance.


The Federal Reserve moved aggressively during the year, cutting short-term interest rates 11 different times from 6.50% January 1 to 1.75% by the end of the year. The yield curve of interest rates with varying maturities became steeper during the year as short-term interest rates dropped further than rates on longer maturity securities.


The domestic equity market was down for the year as investors became more concerned about the economy's viability and its ability to recover, particularly in light of the September 11 terrorist attacks. During the fourth quarter the outlook started to improve as investors saw signs of expansion in earnings forecasted for 2002. This possibility gave the equity markets a needed boost.
  The slowdown in the economy led many firms to cut expenses, which resulted in lower corporate spending and increased layoffs. The consumer market stayed strong throughout much of the year, but with unemployment rates accelerating and the home refinancing cash-out boom behind us the consumer sector is in question. Overseas, the equity markets also moved down during the year as the economic slowdown expanded worldwide. Foreign central banks moved to lower their rates in an attempt to stimulate investors.


The Balanced Account was down for the year due to the overall drop in the equity market returns. The advances in the bond market could not overcome the stock market fall. The portfolio was overweighted in value companies throughout the year, which provided better returns than growth companies for the 12 months. We implemented an overweighted position in equities during the fourth quarter as expectations of stock outperformance improved.


The Balanced Account is measured relative to a benchmark of 60% S&P 500 and 40% Lehman Aggregate Bond Index. For the year, the Account's performance trailed the index due to the underlying investment performance in the equity portfolio.

BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO
                   Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87



           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.


Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO
                      Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.


Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

EQUITY GROWTH ACCOUNT

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.
LOGO
         Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 -14.86% 10.30%  16.05%**
** Since inception 6/1/94

In Thousands

               S&P 500            Morningstar              Equity Growth
                Index            Large Growth                Account*
                                   Category
                      10                  10                   10
   1994           10.23               10.114               10.259
   1995           14.074              13.378               14.792
   1996           17.305              15.913               18.941
   1997           23.078              19.891               24.784
   1998           29.674              26.566               29.481
   1999           35.917              37.118               41.126
   2000           32.645              31.888                36.31
   2001           28.767              24.353               30.914

Note: Past performance is not predictive of future performance.


For the year the Account lagged the S&P 500 as a result of stock selection. While it is never satisfying to report negative numbers and to lag the primary index, we are pleased with performance relative to the growth universe and other growth managers. We have exceeded both benchmarks for the second year in a row, a period that has been extremely difficult for growth managers.


The Account was, on average, 5% overweight in technology, the largest sector in the Account, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective space. Stock selection in telecomm services, which was less than 5% of the Account, also detracted from performance. Providers such as Verizon and SBC suffered modest declines as growth rates slowed and the companies were forced to delay expenditures and lay off staff. We also eliminated the communication tower holdings, including American Tower, as the business models for these companies will continue to be slowed by the malaise in the telecomm segment. While we do believe in the growth in wireless traffic, clearly it will take place more slowly than originally anticipated and we do not want this exposure while the economy remains weak and there is no visible catalyst for a recovery for the telecomm providers.


Industrials, which were the largest overweight and second largest sector, averaging 19% of the Account also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the index sector return. Tyco, which remained the largest holding, was a strong performer. The Account was also overweight healthcare, averaging 20% of the Account, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.


The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. If the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

GOVERNMENT SECURITIES ACCOUNT

The Account returned -0.09% in the fourth quarter vs. the Lehman MBS Index return of +0.07%. This difference accounted for much of the Account's underperformance for the year. The year performance of 7.61% vs. the Lehman MBS Index of 8.22% reflects the Account's slightly longer duration in the fourth quarter.
LOGO
                      Total Returns*
                as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
         7.61%   7.40%   7.04%    8.21%**
** Since inception 4/9/87


           Lehman Brothers        Morningstar      Government
           Mortgage-Backed       Intermediate      Securities
             Bond Index           Government        Account*
                                   Category
                    10                  10               10
   1992         10.697              10.639           10.684
   1993         11.429              11.493            11.76
   1994         11.245              11.031           11.227
   1995         13.134              12.842           13.368
   1996         13.837              13.202           13.816
   1997          15.15              14.318           15.251
   1998         16.204              15.385           16.512
   1999         16.505              15.163           16.464
   2000         18.347              16.795           18.341
   2001         19.855              17.944           19.737

Note: Past performance is not predictive of future performance.


For 2001, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments (early return of principal) and to better participate in the bond market rally.


In November and December, the bond market reacted to early signs of a rebound in the economy and an end to government surpluses. During this period long-term interest rates increased by 0.50%. This interest rate increase and a longer portfolio duration combined with faster principal repayments from refinancing activity to cause the Account to underperform relative to the Index for the fourth quarter.


The improvement in relative performance to the Morningstar peer group continues to validate our overall MBS strategy, which emphasizes higher yield and lower price volatility than U.S. Treasury bonds. The Account produced a 21st percentile ranking for the quarter and 38th for the year. Performance remains above median for longer time periods (i.e., three, five and 10 years).


GROWTH ACCOUNT

For 2001, the Growth Account declined 25.50% as compared to a 20.42% decline in the Russell 1000 Growth Index. Most of the relative underperformance occurred in the technology and consumer staple sectors. Solid performance in communications services, consumer cyclicals, health care and financials helped offset the underperformance in the other sectors.
LOGO
         Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 25.50% 3.73%      7.88%**
** Since inception 5/2/94


            Russell 1000      S&P 500       Morningstar           Growth
            Growth Index       Index        Large Growth          Account*
                                             Category
                   10            10               10                  10
   1994        10.687        10.397           10.132              10.542
   1995        14.661        14.304           13.402              13.243
   1996        18.051        17.588           15.942                14.9
   1997        23.555        23.455           19.928              18.917
   1998        32.673        30.158           26.616              22.957
   1999        43.507        36.503           37.188              26.729
   2000        33.753        33.178           31.948              24.016
   2001        26.861        29.236           24.399              17.892

Note: Past performance is not predictive of future performance.


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. Unfortunately, the Account holds more cyclical technology issues that lagged the sector in the economic contraction. As in the fourth quarter, stock specific issues related to tourism and acquisitions hurt the consumer staples sector.


The Account benefited from strong performance in individual stocks in the health care, communications and financials sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena. The communications sector did well thanks to an emphasis on wireless and a smaller position versus the Index in long distance and local service providers. Financials proved to be a safe haven during the difficult economic environment.


For all of 2001, growth stocks declined 20.42%, significantly underperforming value stocks that lost 5.59%. The first recession in a decade began in March 2001, impacting the earnings of many growth companies and the technology sector in particular. Although the economy slowed in 2001, most of the contraction occurred in the manufacturing and capital goods sectors. Consumer spending held up relatively well, while sectors related to capital spending were severely impacted.


Notwithstanding the difficult economic environment, growth stocks showed solid double-digit gains in the fourth quarter. A few weeks after the September 11 terrorist attacks, evidence started to grow that the economy might be bottoming. With the prospect of an improving economy, growth stocks rose 15.14% outpacing a 7.37% gain in value stocks.


The evidence of an improving economy in 2002 lies with better trends in durable goods orders, inventory levels, consumer confidence and slowing jobless claims. The Federal Reserve's aggressive interest rate cuts from 6.5% to 1.75% are likely starting to take hold. In addition, inflation will likely remain tame due to the recent slow economic activity. Economic growth and low inflation may well be solid drivers for growth stocks in 2002.


INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.


Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 2.49% in 2001, the second negative year in a row, as global markets were caught off guard by the extent of the economic slowdown. On the other hand, emerging markets outperformed the S&P 500 Index (-11.88%), the Nasdaq (-20.81%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-21.61%). Asia was the best performing region, increasing 6.30% for the year, and 32.93% in the fourth quarter, which drove the outperformance. The rebound in technology and consumer stocks following the September 11 terrorist attacks drove Asia's growth sensitive markets higher. Latin America followed Asia, falling 1.92% for the year. Mexico rose 16.94% in 2001, supporting weaker performance in the rest of the region. Eastern Europe/Middle East/Africa (EEMEA) fell 18.66% in 2001.
LOGO
                Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -4.24%            -8.60%**
** Since inception 10/24/00


           Morgan Stanley         Morningstar     International
               Capital            Diversified        Emerging
          International EMF        Emerging          Markets
          (Emerging Markets         Markets          Account*
             Free) Index           Category
                    10                  10               10
   2000          9.328                9.33            9.386
   2001           8.87               8.982            8.982

Note: Past performance is not predictive of future performance.


The portfolio underperformed the MSCI EMF Index by 1.46% in an extremely volatile year. Most of that underperformance occurred in the first quarter, and can be attributed to poor stock selection, particularly in the information technology sector. Our worst performing markets for the year were Malaysia, Brazil, and Israel. We were underweighted in Malaysia on currency concerns. In Brazil, we were hurt by our position in Embraer and by poor stock selection in telecommunication stocks. Our poor performance in Israel can be attributed to high technology exposure early in the year. Positive highlights for the year include Russia, South Africa and Mexico.


We expect emerging markets to perform well in 2002. Emerging markets tend to lead expectations of economic recovery and higher global economic activity will benefit them since they are more leveraged to global growth. Interest rates in developed markets are now at historically low levels, which favors highly indebted countries. We will position the portfolio to participate in this changing economic environment. We have witnessed strength in certain economically sensitive commodities, such as pulp and copper, and look for further confirmation of an upturn. We favor Asian and Latin American markets, which should be more sensitive to a pick up in economic activity.

INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook, as prospects for a recovery in 2001 diminished.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -21.85%            5.13%**
** Since inception 5/1/98


           Morgan Stanley     Morgan Stanley      Morningstar     International
               Capital            Capital        Foreign Stock      SmallCap
            International      International        Category        Account*
            EAFE (Europe,      EAFE (Europe,
            Australia and      Australia and
              Far East)       Far East) Index
           SmallCap Index
                    10                10               10               10
   1998         10.000            10.379            9.672            8.963
   1999         17.541            13.177           13.975           17.371
   2000         16.215             11.31           11.787           15.373
   2001         14.187             8.885            9.202           12.014

Note: Past performance is not predictive of future performance.


The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The International SmallCap Account underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 10.31% over the last 12 months. The largest contributor to the portfolio's underperformance was its overweighted position in the technology sector at the beginning of the year. Over the past 12 months, we significantly reduced the portfolio's technology exposure, but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the industrials sector added to underperformance. Strong stock selection in the consumer staples and financials sectors were bright points for the year.


Regionally, Europe was the biggest contributor to underperformance due to poor stock selection. Much of the portfolio's European exposure was concentrated in technology companies, which fared worse than the overall market. Japan was the best contributing region for the portfolio due to a large underweighted position and strong stock selection.


The portfolio is currently positioned to benefit from an upturn in the economy and the equity markets. We expect that the economy will bottom in mid-2002 and are subsequently looking for companies with improving prospects yet whose stock prices more than reflect the current slowdown. This meets with the portfolio's long-standing philosophy of buying companies at a discount to their intrinsic value.

LARGECAP GROWTH ACCOUNT

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to a 40-year low of 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11, though the timing of an economic turnaround remains uncertain at best. In this environment, the Account declined and underperformed its benchmark, the S&P 500 Index.
LOGO
            Total Returns*
       as of December 31, 2001
        1 Year    Life of Fund
        -24.22%     -4.54%**
** Since inception date 5/3/99



            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category         Account*
                   10                  10               10
   1999        12.504               12.81           13.247
   2000         9.701              11.005           11.659
   2001          7.72               8.405            8.835

Note: Past performance is not predictive of future performance.


Detracting from the Account's performance were some of our more defensive holdings, including General Electric and Pfizer. GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities. Meanwhile, we continue to believe that Pfizer is the best-positioned large-cap pharmaceutical company with no patents set to expire for the next six years and an impressive lineup of medications.


Though we just about broke even on the investment, Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation and to the effect of the company's debt load, reported and otherwise, on its overall business model.


Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.


With valuation in mind, the Account's position in Home Depot was sold when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet, because of the home-improvement retailer's inventory and cost-saving measures, we'll keep a close eye on this company, especially if home sales continue to rise.


Going into 2002, we will maintain our balanced approach to stock-picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Account has a relatively low number of holdings, as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from an eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. We believe this strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -12.10%      -5.30%**
** Since inception date 5/3/99



               S&P 500            Morningstar         LargeCap
                Index             Large Blend       Stock Index
                                   Category           Account*
                    10                  10               10
   1999           11.1              11.153           10.893
   2000         10.089              10.376             9.84
   2001           8.89               8.957            8.649

Note: Past performance is not predictive of future performance.


The return for the calendar year 2001 for the LargeCap Stock Index Account was -13.20%. During the same period, the total return of the S&P 500 Index was -11.88%.


The economic backdrop and returns for investors have been disappointing for 2001. Real economic growth was little better than flat with the third quarter the weakest at -1.3%; the economy grew 0.2% in the fourth quarter. For the year, overall investment spending dropped over 9% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software and non-residential construction where spending collapsed -8.5% and -10.9% year-over-year, respectively.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the fed funds rate eleven times to 1.75%. Consumers responded well to the rate cuts; housing and auto sales have stayed at record and near-record levels, respectively. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. Since inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining the Fed was able to act aggressively.


Since the low on September 21, stock prices rallied smartly through the end of the year but still finished with negative gains for the year as a whole. The biggest losses were in the technology-heavy NASDAQ Composite Index, which fell approximately 31%. The Dow Jones Industrial Average was off 6% and other broad indexes were down about 12%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 50% compared to fourth quarter 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.

* Standard & Poor's 500/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

MICROCAP ACCOUNT

2001 was a roller-coaster ride for the U.S. and world equity markets. After dismal performance in 2000, equity indices experienced an unusually large bounce in January 2001, followed by weak returns in February and March. April and May saw a rebound that was short lived as evidenced by the markets continued decline through the end of the second and all of the third quarter, particularly in August and September, both before and directly after the World Trade Center disaster. The fourth quarter, however, brought a return to positive territory for all major indices. The S&P 500 Index gained 10.7% in the fourth quarter, its best quarterly return in two years. The gain was by and large the result of strong performance in Technology. However, for the full year, the S&P 500 fell 11.88%, about half of which can be attributed to the steep decline in Technology stocks.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        1.89%         -2.19%**
** Since inception date 5/1/98



            Russell 2000          Morningstar        MicroCap
                Index             Small Blend        Account*
                                   Category
                    10                  10               10
   1998          8.806               8.609            8.158
   1999         10.678              10.174            8.071
   2000         10.356               11.48             9.05
   2001         10.614              12.445            9.221

Note: Past performance is not predictive of future performance.


In the style arena, the Russell 1000 Value Index finished well ahead of Growth-down 5.6% as compared with Growth's -20.4% decline. The difference was largely due to poor performance of Technology stocks in the growth benchmark as compared with their value peers. Among all the sectors, Consumer Cyclicals was the only one sector that performed positively in the Russell 1000 Growth Index-both in absolute terms and relative to its value counterpart.


For the year 2001, the Russell 2000 Index outperformed the Russell 1000 Index by the largest margin in the benchmarks' history (over 17%). The Russell 2000 was the only major index to post a gain during the year-up a scant 2.5%.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by Goldman Sachs Asset Management's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


For 2001, the new Profitability theme was the biggest positive contributor to performance, with investors returning to companies demonstrating good operating efficiency and strong profit margins. The theme added considerable value in nearly all 12 months. Valuation also contributed strongly to positive returns for all benchmarks. Earnings Quality was slightly ahead over the year as a whole, and was fairly flat throughout. Momentum's fortunes, on the other hand, were more volatile, once again experiencing excellent months followed by more difficult ones. It ended the year flat or down in most portfolios. Fundamental Research was down overall, with Wall Street analysts still unable to accurately predict earnings and stock price trends. The theme came back somewhat at the beginning of the fourth quarter after struggling earlier in the year.


Eight of the thirteen sectors in the Account saw positive stock selection for the year. Holdings in Basic Materials and Telecommunications led positive returns for the period, while our exposure to Consumer Cyclicals and Consumer Services detracted the most.


Looking forward, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO
                     Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.


The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MIDCAP GROWTH ACCOUNT

The year 2001 was a very difficult year for U.S. equities as both long bonds and cash outperformed most major stock indices. The only area of the market that posted positive returns for the year were small cap stocks where the Russell 2000 posted a positive 2.49% return. When looking at the style benchmarks, it is clear that value indices far outpaced their growth counterparts over the course of the year. As evidence of this performance spread, the Russell Midcap Value benchmark outperformed the Russell Midcap Growth Index 2.36% to -20.22%. If one overlays the value outperformance on top of the return to smaller capitalization stocks, one finds that the best performing major benchmark was the Russell 2000 Value Index with a return of 13.96%.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        -16.92%      -1.10%**
** Since inception date 5/1/98



               Russell            Morningstar                 MidCap
               Midcap           Mid-Cap Growth                Growth
               Growth              Category                  Account*
                Index
                           10                  10               10
   1998                10.389              10.258             9.66
   1999                15.718              16.813           10.691
   2000                13.873              15.653           11.557
   2001                11.076              12.322            9.602

Note: Past performance is not predictive of future performance.


As it relates to your Account, the Russell Midcap Growth Index had a roller coaster ride over the course of the year. In the first quarter, the benchmark was down a -25.1% as price to earnings multiples continued to crash from their Internet bubble highs. This compression continued to a multi-year low in the Nasdaq Composite on April 4.


Investors began to get more optimistic about growth stocks as they saw the earnings multiples of high growth stocks squeezed down to a discount to much slower growing companies. As a consequence they put money back into the growth area of the market and drove the return of the Midcap Growth benchmark up 16.2% in the second quarter.


There is no need to recap the third quarter as the terrorist attacks of September 11 are fresh in all of our minds. The impacts of the events on the market were unmistakable as investors became much more risk averse and drove the return on the growth index down -27.8% in the quarter. Much of this decline came in the first week of trading following the attacks. The strong leadership of President Bush and Chairman Greenspan restored investor confidence following the market's low of September 21.

The market rallied strongly off of its lows in the fourth quarter as the Fed cut rates an additional three times beyond the eight cuts already instituted through the first three quarters of the year. This dramatic drop in rates combined by the massive earnings multiple compression of the third quarter persuaded investors it was safe to invest in growth stocks again and they did so with gusto, driving up the growth index 27.1% in the fourth quarter.


As mentioned above, it was a very difficult year for growth stocks and growth funds. The good news is that your Account outpaced the Russell Midcap Growth Index, -17.96% versus -20.15%. The news is even better when one looks at the competition where the median return of Midcap Growth managers was down -23.98%. Your Account did better than two-thirds of the funds out there.


How was this accomplished? The Account was structured with a value tilt relative to the Midcap Growth Index which means that we carried more stocks with lower price to earnings multiples (p/e), higher returns on capital, higher rates of cash flow growth and higher margins than the index. This strategy was driven by our process which seeks to identify those characteristics that investors most highly value at each point in the investment cycle. We identified the factors listed above, especially low p/e, as characteristics that investors prized and built those characteristics into the portfolio through the addition and subtraction of individual stocks.


An additional attribute of our process, and hence, your Account, is to control risk in the portfolio construction process by maintaining economic sector weights very similar to that of the benchmark. As a consequence, virtually none of the outperformance can be attributed to sector weighting bets and nearly all is a result of superior stock selection. Stock selection within technology provided the lion's share of outperformance with most of that coming from the semiconductor industry. The big winners in semiconductors were Nvidia, Fairchild Semiconductor, International Rectifier and Cabot Microelectronics. An underweight to Vitesse Semiconductor was also a big contributor. Substantial value was also added from stock selection in Energy, Consumer Staples and Health Care. The big winners in Energy were an overweight to Murphy Oil and underweights to many Oil Service names that plunged along with oil and gas prices through the year. In Staples, overweights to Dean Foods, Pepsi Bottling, General Mills and Smithfield Foods contributed to performance. Finally, in Health Care, bets on Genzyme, Andrx, King Pharmaceuticals and Forest Labs added to your Account's return.


As noted above, your Account is managed through identifying stocks that exhibit characteristics that investors value and then constructing a sector neutral portfolio comprised of these stocks. This process led to a portfolio that exhibited a bit more value than its benchmark in 2001. As we move forward through time, we will continue to listen to the market and identify investors' shifting preferences. We will then buy and sell the appropriate stocks so that your Account will have the best chance to outperform going forward. Our goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 20.15%. The S&P 500 Index, in comparison, fell "only" 11.88%. For its part, the MidCap Growth Equity Account lost 28.34%, underperforming the Index by 7.92 percentage points. LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.43%      -35.90%**
** Since inception date 10/24/00

               Russell            Morningstar                       MidCap
               Midcap               Mid-Cap                         Growth
               Growth               Growth                          Equity
                Index              Category                        Account*
                           10                  10               10
   2000                 8.239               8.643             8.13
   2001                 6.578               6.804              5.9

Note: Past performance is not predictive of future performance.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, two of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: the fund was up 24%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Account's performance pattern was typical of that of our growth-stock portfolios, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets.


Contributing the most to performance in relative terms were our health-care holdings: they amounted to a 23% weighting and lost 11%, compared with a 16% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 55%, versus a 44% drop by the sector. In general, tech stocks, constituting 28% of the portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 26%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 69%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the Index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 3%.


We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if last September 21 marked the market low, then this bear market turned out to be almost exactly on the average at 545 days.)

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, and financial-transaction-processing companies.


MIDCAP VALUE ACCOUNT

In 2001, the MidCap Value Account declined 2.58% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Energy and Materials sectors were largely responsible for the Account's underperformance. These three, along with Utilities, were also significant detractors from absolute return. Consumer Discretionary and Financials made positive contributions to relative and absolute return.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -2.58%       13.69%**
** Since inception date 5/3/99



               Russell            Morningstar                 MidCap
               Midcap            Mid-Cap Value                 Value
                Value              Category                  Account*
                Index
                           10                  10               10
   1999                 9.419              10.023           11.024
   2000                11.226              11.709           14.445
   2001                11.489              12.458           14.072

Note: Past performance is not predictive of future performance.


While IT holdings declined less than index sector components, the Account had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.


Energy also detracted from absolute and relative returns. Account holdings fell further than index components; additionally, the Account was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.


Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.


There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the new year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.


During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


REAL ESTATE ACCOUNT

In 2001, real estate stocks outperformed the S&P 500 for the second consecutive year. The Real Estate Account's 8.75% return easily outdistanced the S&P 500's -11.88%. Investors continued to favor real estate stocks and the steady earnings growth and above-average dividend yields they offered, especially when compared to many companies outside the real estate realm.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        8.75%         6.76%**
** Since inception date 5/1/98



           Morgan Stanley         Morningstar               Real Estate
             REIT Index           Specialty -                Account*
                                  Real Estate
                                   Category
                           10                  10               10
   1998                 8.677               8.592            9.344
   1999                 8.282               8.304            8.925
   2000                10.502              10.449           11.689
   2001                11.849              11.382           12.712

Note: Past performance is not predictive of future performance.


While real estate companies have been able to deliver positive earnings growth in the midst of the current recession, they are not immune to weak economic conditions. Real estate is considered to be a lagging economic indicator; financial performance stays generally steady until new leases need to be signed. Consistent with this view, the financial performance of real estate companies weakened throughout 2001. Looking ahead to 2002, they are expected to post flat to slightly positive earnings growth.


The Account underperformed relative to its Index in 2001. Three key factors contributed to this weak relative performance. First, lower quality stocks with above-average dividend yields outperformed higher quality stocks. Because we owned companies with good assets, strong management teams and sound capital structures, this emphasis did not deliver superior returns in 2001.


Second, the Account was underweighted in retail property owners and specifically, regional malls that proved unsuccessful. As 2001 began, we were concerned the weakening economy would cause a sharp decline in retail sales and excess store capacity would be a drag on the sector. Instead retail sales proved more resilient than expected and regional mall owners, many with high levels of variable rate debt on their balance sheets, benefited materially from the decline in short-term interest rates. Stock price performance reflected these better-than-expected conditions as regional mall property owners returned, on average, 33.9% for the year.


Finally, an overweighted position in California-based companies early in 2001 hurt returns. These companies were hurt by sharp declines in technology-oriented markets and the state's utility crisis. Although we eliminated this overweighting mid-year, it had a significant negative impact on returns in the first 90 days of 2001.

Looking ahead, we will continue to emphasize high quality companies featuring good assets, strong management teams and sound capital structures. While these companies underperformed in 2001, we are convinced that in the long-term an emphasis on high quality companies will lead to superior investment results.


SMALLCAP ACCOUNT

A strong fourth quarter finish helped the Small Cap Account finish just ahead of the Russell 2000 Index. The Account returned 25.67% in the fourth quarter, bringing the year-to-date return to 2.55%. The Index gained 21.08% in the fourth quarter to finish the year 2.49% higher.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        2.55%         0.89%**
** Since inception date 5/1/98



            Russell 2000          S&P           Morningstar     SmallCap
                Index        SmallCap 600       Small Blend     Account*
                                 Index            Category
                    10              10               10             10
   1998          8.806           8.835            8.609          7.949
   1999         10.678           9.931           10.174         11.413
   2000         10.356          11.103           11.480         10.074
   2001         10.614          11.829           12.445         10.331

Note: Past performance is not predictive of future performance.


Concerns about the shape of the U.S. economy dominated the markets in 2001. During the summer months, the Account was positioned for an anticipated economic recovery in the fourth quarter. This seemed likely based on the strong fiscal stimulus provided by the combination of a tax rebate, tax cuts and record interest rate cuts by the Federal Reserve. All that changed after the September 11 terrorist attacks. Any hopes for economic recovery turned into fear of additional terrorist attacks and the prospects of a prolonged war against terrorism - both at home and abroad. The resultant swoon in stock prices hurt our newly rebalanced portfolio more harshly than it hurt the overall market.


However, our strategy ultimately paid off as the fourth quarter progressed. Consumer spending remained robust enough through the holiday season to calm investors' jitters. There were no additional terrorist attacks here or abroad, and the war efforts continued successfully, with very few U.S. casualties. As the economic picture began to improve, the Account made a strong rebound during the fourth quarter.


As we enter the new year, the Account maintains a slight bias toward growth stocks. Growth tends to outperform during periods of economic recovery, which we believe we have now entered. As the fourth quarter progressed, we sold many of the technology companies that performed strongly during the fourth quarter rally, instead favoring quality names in the health care industry.


While the overall strategic outlook is to position the portfolio in expectation of an accelerating economic recovery, the recovery may not unfold as quickly or smoothly as the market appears to have priced in. Consequently in the short term, we have shifted the portfolio to a more defensive posture. We will make future strategic changes as economic data and/or valuation adjustments take place.

SMALLCAP GROWTH ACCOUNT

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More importantly in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Small Company Growth Account focuses on high growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.
LOGO
               Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -32.01%      4.60%**
** Since inception date 5/1/98



            Russell 2000          Morningstar       SmallCap
            Growth Index         Small Growth        Growth
                                   Category         Account*
                   10                  10               10
   1998         8.993               9.341           10.296
   1999        12.868              15.081           20.148
   2000         9.982               14.22           17.345
   2001         9.061              12.937           11.793

Note: Past performance is not predictive of future performance.


The Small Cap Growth Account (the "Account") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 31.23% compared with a 9.23% decline in the Russell 2000 Growth Index, and a 2.49% decline in the Russell 2000 Index. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Account as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.


Not surprisingly, technology holdings had the largest negative impact on Account performance this period. We reduced some technology holdings early in the year in response to slowing growth, however it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Account as well as possible for an eventual economic recovery.


Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth re-acceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.


Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc. (1.31% of assets), which provides software to enhance the performance and management of databases, and Retek Inc. (1.08% of assets), an enterprise software vendor focused on the retail industry. While these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a re-acceleration of growth are good. Also, we believe they are competitively well positioned for an eventual recovery in the economy and in business spending.


Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. (1.32% of assets) performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Account's holdings, such as IDEC Pharmaceuticals Corp. (0.58% of assets), a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. (1.23% of assets) underperformed the Index, despite relatively good fundamental results. The Account benefited from companies added during the year, including First Horizon Pharmaceutical Corp. (1.60% of assets) and Celgene Corp. (1.93% of assets), both of which are profiting from strong sales.


On the consumer side of the portfolio, the Account fared better. Whole Foods Market, Inc. (1.08% of assets), a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. (1.33% of assets) also contributed modestly to performance.


Strong commodity prices and high levels of drilling activity drove the positive performance in the Account's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Account's exposure to energy companies as fundamentals began to erode, and ended the period underweighted in energy, as compared with the indexes.


As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the Account owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.


SMALLCAP VALUE ACCOUNT

The Small Cap Value Account returned 7.08% (net of fees) for the 12 months ending December 31, 2001, while the Russell 2000 Value returned 14.03%. LOGO
             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        6.25%         8.69%**
** Since inception date 5/1/98



            Russell 2000          Morningstar           SmallCap
             Value Index          Small Value             Value
                                   Category              Account
                     10                  10                10
   1998           8.592               8.441             8.494
   1999           8.464                8.82            10.316
   2000          10.396              10.318            12.778
   2001          11.854              12.104            13.577

Note: Past performance is not predictive of future performance.


The year began with concerns over the length and seriousness of the economic slowdown as companies preannounced earnings shortfalls. Disappointment over the frequency and magnitude of Fed cuts contributed to small cap market volatility, putting downward pressure on companies across a wide range of industries. The disparity between growth and value persisted, as value names significantly outperformed their growth peers. As the summer approached, high profile earnings disappointments continued to take their toll. Optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. However, the third quarter ended on a devastating note, as the tragic events in September severely impaired the markets. The quarter was marked by rising unemployment, declining corporate spending, fading consumer confidence and disappointing earnings announcements. Small cap stocks posted very strong fourth-quarter returns as the markets recovered from the events in September. After consumer confidence and corporate expenditures hit lows, the market buoyed through the end of the year with the help of fiscal stimulus and additional rate cuts by the Fed. A bull market at the beginning of December was stifled by negative earnings pre-announcements later in the month, which muted the quarter's performance.


Small caps historically have underperformed large caps in times of economic uncertainty. However, even with the economic conditions and ensuing battle in Afghanistan, the Russell 2000 ended the year ahead with a return of 2.59% versus the S&P 500's annual return of -11.88%, due to confidence in an economic recovery in 2002. Although confidence in growth sectors surfaced in December, value stocks with near-term visibility were more attractive to investors this year. The Russell 2000 Value posted a gain of 14.02% while the Russell 2000 Growth reported a loss of 9.23% for the year.


The portfolio underperformed the Russell 2000 Value Index for the year, primarily due to stock selection. Stock selection that contributed to performance came from the consumer cyclical, energy, and utilities sectors, which was well offset by negative stock selection in the REITs, industrial cyclical, and retail sectors. Sectors weights detracting from performance were to energy (overweight), pharmaceuticals (neutral), and insurance (overweight), while contributions came from consumer cyclicals (underweight), software & services (neutral), and insurance (underweight). The top performers were Pacific Century Financial, NVR Inc., and Furniture Brands. The major detractors were Gentek, Capstone Turbine, and Encompass Services.


We remain cautiously optimistic that the economy will begin to recover during the second half of 2002. With an improving economic outlook and additional improvement in events related to Afghanistan, we would expect small caps to be well positioned to continue to outperform their large cap counterparts, as they did in 2001.

UTILITIES ACCOUNT

The utilities industry experienced negative returns for 2001, along with the entire market. The Account underperformed both the Dow Jones Utility Index and the S&P 500 during the fiscal year. Although the broad market S&P 500 was down for the year, the disappointing utility news kept the electric and gas utility stocks below the market as a whole.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.70%      0.45%**
** Since inception date 5/1/98



          S&P 500      Dow Jones        Morningstar      Utilities
           Index       Utilities        Specialty -      Account*
                      Index with         Utilities
                        Income            Category
               10           10               10                10
   1998    11.172        10.25           10.973            11.536
   1999    13.523        9.663           12.766              11.8
   2000    12.291       14.598           13.679            14.063
   2001    10.831       10.766           10.753            10.168

Note: Past performance is not predictive of future performance.


The Account's performance was hurt by both the electric and gas companies as well as the telecommunications sector. Telecommunications companies suffered dramatically during this period, as several companies that were once high growth opportunities plunged to a state of survival. We had several investments in the more competitive portion of the telecommunications industry. With the realization that the industry now had excess capacity, the newer entrants began to lose opportunities for growth. This is the exact time when stocks hurt Account performance. Since that time, we have shifted those holdings to the larger telephone competitors that have more experience in the industry and have better opportunities to compete in the long run.


Going forward, there are several issues related to the telecommunications area that will need to be addressed. Overcapacity is still an issue in the long distance industry, and pricing will suffer as a result. Local telephone companies are now competing in long distance, and these companies have more ability to seize market share than the brand new entrants to this market. This will keep pressure on prices and profits of the largest long distance companies as well as new carriers.


Electric and gas companies in the Account struggled throughout the year. The period was marked by California's stunning black outs and subsequent increases in the cost of electricity, which rose from an average of $30-$50 per megawatt to over $1,000 per megawatt. California's state utilities, which had sold off a substantial number of power plants after deregulation there, now had the misfortune of buying electricity for the state at sky-high prices. One utility in California ended in bankruptcy while another was bailed out by the state assembly. We did not hold either company in the portfolio during this tumultuous period, which helped returns. At the end of the year, Enron filed bankruptcy, which decimated investor confidence in this entire industry and hurt returns for all companies in this arena. Given the still-evolving industry, stock selection will be critical going forward, since utility companies are no longer as homogenous in their investment outcomes as they have been in the past.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS

You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.02      $13.23     $12.30     $11.94     $11.48
Income from Investment
 Operations:
 Net Investment Income      0.24        0.35       0.35       0.31       0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.71)      (0.17)      2.00       0.76       1.72
                           -----       -----       ----       ----       ----
 Total From Investment
            Operations     (0.47)       0.18       2.35       1.07       2.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.34)     (0.35)     (0.31)     (0.30)
 Distributions from
  Capital Gains.......     (0.03)      (1.05)     (1.07)     (0.40)     (1.26)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.27)      (1.39)     (1.42)     (0.71)     (1.56)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.28      $12.02     $13.23     $12.30     $11.94
                          ======      ======     ======     ======     ======
Total Return..........     (3.92)%      1.61%     19.49%      9.18%     18.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $101,904     $94,905    $89,711    $84,089    $76,804
 Ratio of Expenses to
  Average Net Assets..      0.85%       0.84%      0.85%      0.89%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%       2.67%      2.50%      2.51%      2.55%
 Portfolio Turnover
  Rate................     182.4%       67.8%      86.7%     162.7%     131.6%

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $15.43      $15.41     $16.25     $15.51     $14.44
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.40        0.45       0.56       0.49       0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (1.42)      (0.43)     (0.19)      1.33       2.11
                           -----       -----      -----       ----       ----
 Total From Investment
            Operations     (1.02)       0.02       0.37       1.82       2.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.47)         --      (0.57)     (0.49)     (0.45)
 Distributions from
  Capital Gains.......     (0.21)         --      (0.64)     (0.59)     (1.05)
   ----                    -----                  -----      -----      -----
   Total Dividends and
         Distributions     (0.68)         --      (1.21)     (1.08)     (1.50)
   ----                    -----                  -----      -----      -----
Net Asset Value, End
 of Period............    $13.73      $15.43     $15.41     $16.25     $15.51
                          ======      ======     ======     ======     ======
Total Return..........     (6.96)%      0.13%      2.40%     11.91%     17.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $144,214    $167,595   $209,747   $198,603   $133,827
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.58%      0.59%      0.61%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      2.73%       2.74%      3.36%      3.37%      3.26%
 Portfolio Turnover
  Rate................     114.3%       62.6%      21.7%      24.2%      69.7%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89     $12.02      $11.78     $11.33
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.56        0.85       0.81        0.66       0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.35        0.04      (1.12)       0.25       0.44
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.91        0.89      (0.31)       0.91       1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --      (0.82)      (0.66)     (0.75)
 Distributions from
  Capital Gains.......        --          --         --       (0.01)        --
   ----
   Total Dividends and
         Distributions     (0.85)         --      (0.82)      (0.67)     (0.75)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.84      $11.78     $10.89      $12.02     $11.78
                          ======      ======     ======      ======     ======
Total Return..........      8.12%       8.17%     (2.59)%      7.69%     10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216   $125,067    $121,973    $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%      0.50%       0.51%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%      6.78%       6.41%      6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%      40.1%       26.7%       7.3%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74     $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50       0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13      (2.41)       3.94       7.52
                           -----        ----      -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63      (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)     (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)     (4.02)      (1.36)     (2.76)
                           -----       -----      -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)     (4.82)      (2.07)     (3.43)
                           -----       -----      -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72     $30.74      $37.19     $34.61
                          ======      ======     ======      ======     ======
Total Return..........     (8.05)%      2.16%     (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325   $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%      2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%      43.4%       22.0%      23.4%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $20.37      $23.89      $18.33      $16.30     $14.52
Income from Investment
 Operations:
 Net Investment Income      0.01        0.02       (0.01)       0.04       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.82)      (2.73)       7.17        2.99       4.26
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (2.81)      (2.71)       7.16        3.03       4.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --       (0.04)     (0.04)
 Distributions from
  Capital Gains.......     (1.25)      (0.81)      (1.60)      (0.96)     (2.48)
                           -----       -----       -----       -----      -----
   Total Dividends and
         Distributions     (1.27)      (0.81)      (1.60)      (1.00)     (2.52)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $16.29      $20.37      $23.89      $18.33     $16.30
                          ======      ======      ======      ======     ======
Total Return..........    (14.86)%    (11.71)%     39.50%      18.95%     30.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,401    $383,139    $379,062    $224,058   $149,182
 Ratio of Expenses to
  Average Net Assets..      0.75%       0.73%       0.77%       0.78%      0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.06%       0.08%      (0.08)%      0.22%      0.29%
 Portfolio Turnover
  Rate................      88.8%       69.1%       89.6%      155.6%     172.6%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.26      $11.01      $10.72     $10.31
Income from Investment
 Operations:
 Net Investment Income      0.51        0.69        0.71        0.60       0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32        0.48       (0.74)       0.28       0.41
                            ----        ----       -----        ----       ----
 Total From Investment
            Operations      0.83        1.17       (0.03)       0.88       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
Net Asset Value, End
 of Period............    $11.58      $11.43      $10.26      $11.01     $10.72
                          ======      ======      ======      ======     ======
Total Return..........      7.61%      11.40%      (0.29)%      8.27%     10.39%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $193,254    $127,038    $137,787    $141,317    $94,322
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.51%       0.50%       0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.63%       6.33%       6.16%       6.15%      6.37%
 Portfolio Turnover
  Rate................      45.9%        4.3%       19.7%       11.0%       9.0%



/(a) /Effective May 1, 2001, Aggressive Growth Account changed its name to
  Equity Growth Account.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $16.43      $23.56      $20.46     $17.21     $13.79
Income from Investment
 Operations:

 Net Investment Income        --       (0.02)       0.14       0.21       0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.19)      (2.29)       3.20       3.45       3.53
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (4.19)      (2.31)       3.34       3.66       3.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.14)     (0.21)     (0.18)

 Distributions from
  Capital Gains.......        --       (4.82)      (0.10)     (0.20)     (0.11)
   ----                                -----       -----      -----      -----

   Total Dividends and
         Distributions        --       (4.82)      (0.24)     (0.41)     (0.29)
   ----                                -----       -----      -----      -----

Net Asset Value, End
 of Period............    $12.24      $16.43      $23.56     $20.46     $17.21
                          ======      ======      ======     ======     ======

Total Return..........    (25.50)%    (10.15)%     16.44%     21.36%     26.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $209,879    $294,762    $345,882   $259,828   $168,160
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.45%      0.48%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%      (0.13)%      0.67%      1.25%      1.34%
 Portfolio Turnover
  Rate................      39.0%       83.5%       65.7%       9.0%      15.4%




                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95      $14.51     $13.90     $13.02
Income from Investment
 Operations:

 Net Investment Income      0.09        0.10        0.48       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)       3.14       1.11       1.35
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)       3.62       1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)      (0.47)     (0.25)     (0.23)

 Distributions from
  Capital Gains.......        --       (0.59)      (1.71)     (0.51)     (0.47)
   ----                                -----       -----      -----      -----

   Total Dividends and
         Distributions     (0.02)      (0.67)      (2.18)     (0.76)     (0.70)
                           -----       -----       -----      -----      -----

Net Asset Value, End
 of Period............    $10.51      $13.90      $15.95     $14.51     $13.90
                          ======      ======      ======     ======     ======

Total Return..........    (24.27)%     (8.34)%     25.93%      9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440    $197,235   $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%       0.78%      0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%       3.11%      1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%       65.5%      33.9%      22.7%



See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001      2000/(B)/
                           ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.48)     (0.63)
                          -----      -----
 Total From Investment
            Operations    (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.02)
                          -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.02)
                          -----      -----
Net Asset Value, End
 of Period............    $8.93      $9.37
                          =====      =====
Total Return..........    (4.24)%    (6.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.35%      1.34%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     2.33%      1.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%      1.06%/(d)/
 Portfolio Turnover
  Rate................    137.4%      44.0%/(d)/

                           2001       2000          1999      1998/(E)/
                           ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income     0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.07)     (1.89)         8.41      (0.95)
                          -----      -----          ----      -----
 Total From Investment
            Operations    (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --            --      (0.03)
 Distributions from
  Capital Gains.......       --      (0.86)        (0.73)        --
  ----                               -----         -----
   Total Dividends and
         Distributions       --      (0.86)        (0.73)     (0.03)
  ----                               -----         -----      -----
Net Asset Value, End
 of Period............   $10.84     $13.87        $16.66      $9.00
                         ======     ======        ======      =====
Total Return..........   (21.85)%   (11.50)%       93.81%    (10.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.41%      1.44%         1.32%      1.34%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%     (0.26)%       (0.28)%     0.24%/(d)/
 Portfolio Turnover
  Rate................    123.8%     292.7%        241.2%      60.3%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999/(B)/
                           ----       ----      ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.67     $13.26      $9.93
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.08)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.79)     (1.51)      3.36
                          -----      -----       ----
 Total From Investment
            Operations    (2.82)     (1.59)      3.33
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --         --
  ----                    -----
Net Asset Value, End
 of Period............    $8.84     $11.67     $13.26
                          =====     ======     ======
Total Return..........   (24.22)%   (11.99)%    32.47%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,445     $7,399     $7,045
 Ratio of Expenses to
  Average Net Assets..     1.17%      1.20%      1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%      1.25%      1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.66)%    (0.47)%/(d)/
 Portfolio Turnover
  Rate................     32.1%      24.3%      39.6%/(d)/

                           2001       2000      1999/(E)/
                           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income     0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.23)     (1.14)      0.97
                          -----      -----       ----
 Total From Investment
            Operations    (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.10)     (0.07)
 Distributions from
  Capital Gains.......       --      (0.05)     (0.08)
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.15)     (0.15)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.29      $9.52     $10.71
                          =====      =====     ======
Total Return..........   (12.10)%    (9.67)%     8.93%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..     0.40%      0.40%      0.40%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.41%      0.46%      0.49%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%      1.01%      1.41%/(d)/
 Portfolio Turnover
  Rate................     10.8%      11.0%       3.8%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998/(B)/
                            ----        ----       ----       ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..     $9.00       $8.07      $8.17      $10.04
Income from Investment
 Operations:
 Net Investment Income        --        0.04       0.02        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.17        0.93      (0.11)      (1.86)
                            ----        ----      -----       -----
 Total From Investment
            Operations      0.17        0.97      (0.09)      (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.04)     (0.01)      (0.04)
   ----                                -----      -----       -----
   Total Dividends and
         Distributions        --       (0.04)     (0.01)      (0.04)
   ----                                -----      -----       -----
Net Asset Value, End
 of Period............     $9.17       $9.00      $8.07       $8.17
                           =====       =====      =====       =====
Total Return..........      1.89%      12.13%     (1.07)%    (18.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,559     $10,397     $6,418      $5,384
 Ratio of Expenses to
  Average Net Assets..      1.30%       1.06%      1.06%       1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.20%      1.28%         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.05)%      0.59%      0.22%       0.57%/(d)/
 Portfolio Turnover
  Rate................     127.2%      178.8%      88.9%       55.3%/(d)/

                            2001        2000       1999        1998           1997
                            ----        ----       ----        ----           ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90     $34.37      $35.47         $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10       0.12        0.22           0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76       4.20        0.94           6.48
                           -----        ----       ----        ----           ----
 Total From Investment
            Operations     (1.26)       4.86       4.32        1.16           6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)     (0.12)      (0.22)         (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)     (1.67)      (2.04)         (0.76)
                           -----       -----      -----       -----          -----
   Total Dividends and
         Distributions     (1.12)      (7.29)     (1.79)      (2.26)         (0.99)
                           -----       -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.09      $34.47     $36.90      $34.37         $35.47
                          ======      ======     ======      ======         ======
Total Return..........     (3.71)%     14.59%     13.04%       3.69%         22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681   $262,350    $259,470       $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%      0.61%       0.62%          0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%      0.32%       0.63%          0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%      79.6%       26.9%           7.8%



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000           1999    1998/(F)/
                           ----       ----           ----    ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..   $10.46     $10.66          $9.65    $9.94
Income from Investment
 Operations:
 Net Investment Income    (0.05)      0.02           0.02    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.68)      0.77           1.01    (0.28)
                          -----       ----           ----    -----
 Total From Investment
            Operations    (1.73)      0.79           1.03    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)         (0.02)      --
 Distributions from
  Capital Gains.......    (0.24)     (0.97)            --       --
 -----                    -----      -----
   Total Dividends and
         Distributions    (0.24)     (0.99)         (0.02)      --
 ----                     -----      -----          -----
Net Asset Value, End
 of Period............    $8.49     $10.46         $10.66    $9.65
                          =====     ======         ======    =====
Total Return..........   (16.92)%     8.10%         10.67%   (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,838    $25,924        $14,264   $8,534
 Ratio of Expenses to
  Average Net Assets..     0.97%      0.96%          0.96%    1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.01%          1.09%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.66)%     0.27%          0.26%   (0.14)%/(e)/
 Portfolio Turnover
  Rate................     55.2%     161.9%          74.1%    91.9%/(e)/

                           2001      2000/(C)/
                           ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (1.87)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (1.87)
                          -----      -----
Net Asset Value, End
 of Period............    $5.90      $8.13
                          =====      =====
Total Return..........   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    309.1%     246.9%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000      1999/(B)/
                            ----        ----      ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $12.57      $11.11     $10.09
Income from Investment
 Operations:
 Net Investment Income      0.01          --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.35)       3.12       1.24
                           -----        ----       ----
 Total From Investment
            Operations     (0.34)       3.12       1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)         --      (0.02)
 Distributions from
  Capital Gains.......     (0.54)      (1.66)     (0.22)
                           -----       -----      -----
   Total Dividends and
         Distributions     (0.55)      (1.66)     (0.24)
                           -----       -----      -----
Net Asset Value, End
 of Period............    $11.68      $12.57     $11.11
                          ======      ======     ======
Total Return..........     (2.58)%     31.05%     10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,778      $7,739     $5,756
 Ratio of Expenses to
  Average Net Assets..      1.36%       1.20%      1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.29%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.12%       0.02%      0.30%/(d)/
 Portfolio Turnover
  Rate................     208.8%      233.2%     154.0%/(d)/

                            2001        2000       1999         1998      1997
                            ----        ----       ----         ----      ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000     $1.000       $1.000    $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039       0.059      0.048        0.051     0.051
                           -----       -----      -----        -----     -----
 Total From Investment
            Operations     0.039       0.059      0.048        0.051     0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)     (0.059)    (0.048)      (0.051)   (0.051)
                          ------      ------     ------       ------    ------
   Total Dividends and
         Distributions    (0.039)     (0.059)    (0.048)      (0.051)   (0.051)
                          ------      ------     ------       ------    ------
Net Asset Value, End
 of Period............    $1.000      $1.000     $1.000       $1.000    $1.000
                          ======      ======     ======       ======    ======
Total Return..........      3.92%       6.07%      4.84%        5.20%     5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923    $114,710   $120,924      $83,263   $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.52%      0.52%        0.52%     0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%       5.88%      4.79%        5.06%     5.12%



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(A)/
                           ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..   $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income     0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.47       2.09      (0.85)     (0.97)
                           ----       ----      -----      -----
 Total From Investment
            Operations     0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.41)     (0.44)     (0.45)     (0.29)
                          -----      -----      -----      -----
   Total Dividends and
         Distributions    (0.41)     (0.44)     (0.45)     (0.29)
                          -----      -----      -----      -----
Net Asset Value, End
 of Period............   $10.77     $10.29      $8.20      $9.07
                         ======     ======      =====      =====
Total Return..........     8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..     0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................     92.4%      44.7%     101.9%       5.6%/(c)/

                           2001       2000       1999      1998/(D)/
                           ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income       --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20      (1.24)      3.52      (2.06)
                           ----      -----       ----      -----
 Total From Investment
            Operations     0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --         --
 Distributions from
  Capital Gains.......       --      (1.68)     (0.99)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.70)     (0.99)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $8.03      $7.83     $10.74      $8.21
                          =====      =====     ======      =====
Total Return..........     2.55%    (11.73)%    43.58%    (20.51)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     1.00%      0.90%      0.91%      0.98%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%     0.28%      0.05%     (0.05)%/(c)/
 Portfolio Turnover
  Rate................    154.5%     135.4%     111.1%      45.2%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(B)/
                           ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.89)     (2.67)      9.70       0.30
                          -----      -----       ----       ----
 Total From Investment
            Operations    (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......       --      (1.22)     (0.19)        --
 -----                               -----      -----
   Total Dividends and
         Distributions       --      (1.22)     (0.19)        --
 -----                               -----      -----
Net Asset Value, End
 of Period............   $10.60     $15.59     $19.56     $10.10
                         ======     ======     ======     ======
Total Return..........   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    152.2%      90.8%      98.0%     166.5%/(d)/

                           2001       2000       1999      1998/(E)/
                           ----       ----       ----      ----
SMALLCAP VALUE  ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.26     $10.06      $8.34      $9.84
Income from Investment
 Operations:
 Net Investment Income     0.09       0.13       0.06       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.60       2.17       1.72      (1.50)
                           ----       ----       ----      -----
 Total From Investment
            Operations     0.69       2.30       1.78      (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)     (0.12)     (0.06)     (0.03)
 Distributions from
  Capital Gains.......    (0.49)     (0.98)        --         --
 -----                    -----      -----
   Total Dividends and
         Distributions    (0.58)     (1.10)     (0.06)     (0.03)
                          -----      -----      -----      -----
Net Asset Value, End
 of Period............   $11.37     $11.26     $10.06      $8.34
                         ======     ======     ======      =====
Total Return..........     6.25%     23.87%     21.45%    (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,888    $17,358    $11,080     $6,895
 Ratio of Expenses to
  Average Net Assets..     1.24%      1.16%      1.16%      1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.34%      1.44%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.95%      1.31%      0.82%      0.73%/(d)/
 Portfolio Turnover
  Rate................     67.8%     133.0%      89.7%      53.4%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999     1998/(A)/
                           ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..   $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income     0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.70)      1.81      0.02      1.35
                          -----       ----      ----      ----
 Total From Investment
            Operations    (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Capital Gains.......       --      (0.28)    (0.05)       --
  ----                               -----     -----
   Total Dividends and
         Distributions    (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............    $8.73     $12.43    $10.90    $10.93
                          =====     ======    ======    ======
Total Return..........   (27.70)%    19.18%     2.29%    15.36%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.63%     0.64%     0.69%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.22%      2.32%     2.52%     2.93%/(c)/
 Portfolio Turnover
  Rate................    104.2%     146.7%     23.0%      9.5%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

ADDITIONAL INFORMATION



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                ACCOUNTS OF THE FUND
                                --------------------
          ASSET ALLOCATION ACCOUNT         LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                 LARGECAP VALUE ACCOUNT
          BOND ACCOUNT                     MICROCAP ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT            MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MICAP GROWTH EQUITY ACCOUNT
          GROWTH ACCOUNT                   MIDCAP VALUE ACCOUNT
          HIGH YIELD ACCOUNT               MONEY MARKET ACCOUNT
          INTERNATIONAL ACCOUNT            REAL ESTATE ACCOUNT
          INTERNATIONAL EMERGING MARKETS   SMALLCAP ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT   SMALLCAP GROWTH ACCOUNT
          LARGECAP BLEND ACCOUNT           SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT          UTILITIES ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                  The date of this Prospectus is May 1, 2002.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS



ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Bond Account..........................................................10

  Capital Value Account.................................................12

  Equity Growth Account.................................................14

  Government Securities Account.........................................16

  Growth Account........................................................18

  High Yield Account....................................................20

  International Account.................................................22

  International Emerging Markets Account................................24

  International SmallCap Account........................................26

  LargeCap Blend Account................................................28

  LargeCap Growth Account...............................................30

  LargeCap Stock Index Account..........................................32

  LargeCap Value Account................................................34

  MicroCap Account......................................................36

  MidCap Account........................................................38

  MidCap Growth Account.................................................40

  MidCap Growth Equity Account..........................................42

  MidCap Value Account..................................................44

  Money Market Account..................................................46

  Real Estate Account...................................................48

  SmallCap Account......................................................50

  SmallCap Growth Account...............................................52

  SmallCap Value Account................................................54

  Utilities Account.....................................................56


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................58

PRICING OF ACCOUNT SHARES...............................................62

DIVIDENDS AND DISTRIBUTIONS.............................................63

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................63
  The Manager...........................................................63

  The Sub-Advisors......................................................65

  Duties of the Manager and Sub-Advisors................................72

  Fees Paid to the Manager..............................................72


MANAGERS' COMMENTS......................................................73

GENERAL INFORMATION ABOUT AN ACCOUNT....................................97
  Eligible Purchasers...................................................97

  Shareholder Rights....................................................97

  Non-Cumulative Voting.................................................97

  Purchase of Account Shares............................................98

  Sale of Account Shares................................................98

  Restricted Transfers..................................................98

  Financial Statements..................................................98


FINANCIAL HIGHLIGHTS....................................................98

ADDITIONAL INFORMATION..................................................111

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Berger Financial Group LLC ("Berger")
.. Federated Investment Management Company ("Federated")
.. Goldman Sachs Asset Management ("GSAM")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("Morgan Stanley")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Capital Income Investors, LLC ("Principal Capital - II")*
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
  * Invista, Principal Capital - II, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.



In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal yearBLANK/ESTIMATES OF EXPENSES. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1995   20.66
 1996   12.92
 1997   18.19
 1998    9.18
 1999   19.49
 2000    1.61
 2001   -3.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  11.48%
                               LOWEST  Q3 '98  -8.16%


The year-to-date return as of March 31, 2002 is -0.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............     -3.92         8.52            N/A             10.01
 S&P 500 Index ........    -11.88        10.70          12.93
 Lehman Brothers
 Aggregate Bond Index .      8.42         7.43           7.23
 Morningstar Domestic
 Hybrid Category.......     -4.01         7.01           8.98
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.80
 Other Expenses......................          0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.85

 Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                  $87   $271  $471  $1,049

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Account's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Account's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992   12.80
 1993   11.06
 1994   -2.09
 1995   24.58
 1996   13.13
 1997   17.93
 1998   11.91
 1999    2.40
 2000    0.13
 2001   -6.96

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  9.54%
                               LOWEST  Q1 '01  -7.91%


The year-to-date return as of March 31, 2002 is -0.19%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 BALANCED ACCOUNT ................               -6.96                4.71                 8.09                     9.45
 Lehman Brothers Aggregate Bond
 Index/(1)/.............................          8.42                7.43                 7.23
 S&P 500 Index ...................              -11.88               10.70                12.93
 Lehman Brothers Long Term Gov't./Credit
 Bond Index......................                 7.26                8.05                 8.42
 Morningstar Domestic Hybrid Category            -4.01                7.01                 8.98

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.59
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT                                                                          $62   $195  $340  $762

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

58.96% in securities       14.13% in securities       3.72% in securities rated
rated Aaa                  rated A                    Ba
3.66% in securities rated  18.63% in securities       0.90% in securities rated
Aa                         rated Baa                  B




MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992    9.38
 1993   11.67
 1994   -2.90
 1995   22.17
 1996    2.36
 1997   10.60
 1998    7.69
 1999   -2.59
 2000    8.17
 2001    8.12


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992    9.52
 1993    7.79
 1994    0.49
 1995   31.91
 1996   23.50
 1997   28.53
 1998   13.58
 1999   -4.29
 2000    2.16
 2001   -8.05

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88

 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


Morgan Stanley considers selling a portfolio holding when it determines the holding no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1995    44.19
 1996    28.05
 1997    30.86
 1998    18.95
 1999    39.50
 2000   -11.71
 2001   -14.86


                               The Account's highest/lowest quarterly returns
                               during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01  -18.25%


The year-to-date return as of March 31, 2002 is -3.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........         -14.86                 10.30                    N/A                      16.05
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03

 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.74
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.75

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                     $77   $240  $417  $930

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal Capital - II, to be of equivalent quality.

The Account relies on the professional judgment of Principal Capital - II to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal Capital - II is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal Capital - II believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992    6.84
 1993   10.07
 1994   -4.53
 1995   19.07
 1996    3.35
 1997   10.39
 1998    8.27
 1999   -0.29
 2000   11.40
 2001    7.61


                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '956.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of March 31, 2002 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     7.61          7.40          7.04              8.21
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.22          7.49          7.10
 Morningstar
 Intermediate
 Government Category..      6.84          6.33          6.21

 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.49

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $50      $157      $274      $616

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1995    25.62
 1996    12.51
 1997    26.96
 1998    21.36
 1999    16.44
 2000   -10.15
 2001   -25.50

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '98  21.35%
                               LOWEST  Q1 '01  -23.55%


The year-to-date return as of March 31, 2002 is -3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................         -25.50                  3.73                    N/A                       7.88
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03

 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $62   $195  $340  $762

HIGH YIELD ACCOUNT
The Account seeks high current income.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Account invests its assets in securities rated Ba1 or lower by Moody's Investor Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Rating Service ("S&P"). The Account may also invest in unrated securities which the Manager believes to be of comparable quality. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.



During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

0.24% in securities       33.56% in securities       0.14% in securities rated
rated AAA                 rated Ba                   Ca
0.37% in securities       57.97% in securities       0.12% in securities rated
rated A                   rated B                    C
5.27% in securities       2.27% in securities rated  0.06% in securities rated
rated Baa                 Caa                        D



The above percentages for Baa, Ba, B, and Caa rated securities include 0.11%, 3.28%, 3.16% and 0.13% respectively of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS
Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
.. have a more volatile market value, generally reflecting specific events affecting the issuer;
.. be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
.. have a lower volume of trading, making it more difficult to value or sell the security; and
.. be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.


Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.


The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
.. experience and managerial strength
.. changing financial condition
.. borrowing requirements or debt maturity schedules
.. responsiveness to changes in business conditions
.. relative value based on anticipated cash flow
.. earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.


For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who are seeking monthly dividends to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of an investment portfolio for which potentially a greater risk is acceptable. An investor should carefully consider the assumption of the risks of this Account before making an investment and be prepared to maintain the investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Account's assets may rise or fall. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992   14.58
 1993   12.31
 1994    0.62
 1995   16.08
 1996   13.13
 1997   10.75
 1998   -0.56
 1999    1.76
 2000   -4.46
 2001    0.89


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q1 '92  5.80%
                               LOWEST  Q3 '98  -6.31%


The year-to-date return as of March 31, 2002 is -0.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 HIGH YIELD ACCOUNT ...     0.89          1.56          6.27              6.84
 Lehman Brothers High
 Yield Composite Bond
 Index.................     5.28          3.11          7.57
 Morningstar High Yield
 Bond Category........      1.70          1.31          6.56

 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.65

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 HIGH YIELD ACCOUNT                                                                        $66   $208  $362  $810

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1995    14.17
 1996    25.09
 1997    12.24
 1998     9.98
 1999    25.93
 2000    -8.34
 2001   -24.27


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '98  16.60%
                               LOWEST Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32

 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2001   -4.24


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01  -23.90%


The year-to-date return as of March 31, 2002 is 12.09%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -4.24          N/A           N/A              -8.60
 MSCI Emerging Markets
 Free Index-ID.........     -4.91        -7.80          0.95
 Morningstar
 Diversified Emerging
 Markets Category......     -3.73        -4.79          0.89

 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         1.25
 Other Expenses......................         1.08
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.33*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.35% through April 30, 2002. Additionally, the Manager has agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.75% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $236  $727  $1,245  $2,666

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    93.81
 2000   -11.50
 2001   -21.85


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01  -21.49%


The year-to-date return as of March 31, 2002 is 3.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT ..              -21.85                N/A                   N/A                     5.13
 MSCI EAFE Small Cap Index/(1)/ ..              -12.51                N/A                   N/A
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND...............................        -21.44               0.89                  4.46
 Morningstar Foreign Stock Category             -21.93               2.34                  6.32

 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.20
 Other Expenses..................              0.21
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.41

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                        $144  $446  $771  $1,691

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees......................        0.75
 Other Expenses.......................        0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.05*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP BLEND ACCOUNT                                                                $102  $318  $552  $1,225

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2000   -11.99
 2001   -24.22


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
                               LOWEST  Q3 '01  -24.61%


The year-to-date return as of March 31, 2002 is -3.39%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -24.22          N/A            N/A             -4.54
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category......     -23.63         8.24          10.03

 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.17


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $119  $372  $644  $1,420

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2000    -9.67
 2001   -12.10


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  14.68%
                               LOWEST  Q3 '01  -14.77%


The year-to-date return as of March 31, 2002 is 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............    -12.10          N/A            N/A             -5.30
 S&P 500 Index ........    -11.88        10.70          12.93
 Morningstar Large
 Blend Category.......     -13.68         8.87          11.31

 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.35
 Other Expenses..................             0.06
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.41*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $42   $131  $227  $504

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the vlaue of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.75
 Other Expenses..................             0.11
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.86*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP VALUE ACCOUNT                                                                $88   $274  $477  $1,061

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-- term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999   -1.07
 2000   12.13
 2001    1.89

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98  -26.11%


The year-to-date return as of March 31, 2002 is 5.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....     1.89           N/A            N/A             -2.19
 Russell 2000 Index ...     2.49          7.52          11.51
 Morningstar Small
 Blend Category.......      8.41         10.91          13.25

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.30
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.30

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MICROCAP ACCOUNT                                                                          $132  $412  $713  $1,568

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992   14.94
 1993   19.28
 1994    0.78
 1995   29.01
 1996   21.11
 1997   22.75
 1998    3.69
 1999   13.04
 2000   14.59
 2001   -3.71

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    10.67
 2000     8.10
 2001   -16.92

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%


The year-to-date return as of March 31, 2002 is -0.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT .........         -16.92                   N/A                    N/A                      -1.10
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P MidCap 400 Index ..........          -0.60                 16.11                  15.01
 Morningstar Mid-Cap Growth
 Category ......................         -21.28                  8.44                  10.30

 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.97

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $99   $309  $536  $1,190

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2001   -27.43



                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01  -31.45%


The year-to-date return as of March 31, 2002 is -4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............    -27.43          N/A            N/A            -35.90
 Russell Midcap Growth
 Index.................    -20.16         9.02          11.11
 Morningstar Mid-Cap
 Growth Category......     -21.28         8.44          10.30

 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.00
 Other Expenses..................             0.35
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.35*


 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 MIDCAP GROWTH EQUITY ACCOUNT                                                          $137  $428  $739  $1,624

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 2000   31.03
 2001   -2.58


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '99  -12.71%

The year-to-date return as of March 31, 2002 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     -2.58          N/A            N/A             13.69
 Russell Midcap Value
 Index.................      2.34        11.46          14.41
 Morningstar Mid-Cap
 Value Category.......       6.40        11.68          13.81

 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.05
 Other Expenses..................              0.31
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.36

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $139  $433  $752  $1,668

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1992   3.48
 1993   2.69
 1994   3.76
 1995   5.59
 1996   5.07
 1997   5.04
 1998   5.20
 1999   4.84
 2000   6.07
 2001   3.92
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52

 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999   -4.48
 2000   30.97
 2001    8.75


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of March 31, 2002 is 8.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..      8.75          N/A           N/A              6.76
 Morgan Stanley REIT
 Index.................     12.83         6.11           N/A
 Morningstar Specialty
 - Real Estate Category      8.93         6.19          9.99

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 REAL ESTATE ACCOUNT                                                                       $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizationS (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    43.58
 2000   -11.73
 2001    2.55


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ2 '99  26.75%
                               LOWEST  Q3 '01  -25.61%


The year-to-date return as of March 31, 2002 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT ..............          2.55                    N/A                    N/A                       0.89
 Russell 2000 Index/(1)/ .......          2.49                   7.52                  11.51
 S&P SmallCap 600 Index ........          6.54                  10.66                  13.61
 Morningstar Small Blend
 Category ......................          8.41                  10.91                  13.25

 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.15
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.00

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                          $102  $318  $552  $1,225

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily common stocks of small companies believed to have the potential for rapid revenue and earnings growth.

The Account's stock selection focues on companies that either occupy a dominat position in an emerging industry or have a growing market share in a larger fragmented industry. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies with:
.. innovative technology, products or services that may enable the company to be a market share leader;
.. strong entrepreneurial management with clearly defined strategies for growth;
  and
.. solid balance sheets.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. In certain unusual circumstances, the Account may be unable to remain invested at these levels in securities with the stated market capitalization. Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securites in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established thus posing greater market, liquidity and information risks. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. In addition, there is a risk that the Sub-Advisor's strategy will not achieve the desired results.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who intend to make a long-term investment commitment and are wiling to accept above average risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999    95.69
 2000   -13.91
 2001   -32.01

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '99  59.52%
                               LOWEST  Q3 '01  -37.66%


The year-to-date return as of March 31, 2002 is -8.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -32.01          N/A            N/A             4.60
 Russell 2000 Growth
 Index.................     -9.23         2.87           7.19
 Morningstar Small
 Growth Category......      -9.02         8.94          10.89

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.05

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999   21.45
 2000   23.87
 2001    6.25

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98  -19.14%


The year-to-date return as of March 31, 2002 is 10.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT      6.25          N/A            N/A             8.69
 Russell 2000 Value
 Index.................     14.02        11.20          15.11
 Morningstar Small
 Value Category.......      17.31        11.29          13.47

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.14
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.24

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $126  $393  $681  $1,500

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
 1999     2.29
 2000    19.18
 2001   -27.70

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01  -16.65%


The year-to-date return as of March 31, 2002 is -2.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 UTILITIES ACCOUNT ....    -27.70          N/A            N/A             0.45
 S&P 500 Index ........    -11.88        10.70          12.93
 Dow Jones Utilities
 w/Income Index........    -26.25         8.95            N/A
 Morningstar Specialty
 - Utilities Category .    -21.39         7.85           9.18

 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 UTILITIES ACCOUNT                                                                         $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond, High Yield and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rates are calculated for the LargeCap Blend and LargeCap Value Accounts as they been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Bond                         William C.Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           High Yield                   Mark P. Denkinger
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MARK P. DENKINGER, CFA . Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal Capital - II. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal Capital - II and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal Capital - II on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA . As portfolio manager for Principal Capital - II, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2001, Alliance managed $455 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        Steven Pisarkiewicz




MARILYN G. FEDAK . Ms. Fedak was named chief investment officer and chairman of the U.S. Equity Investment Policy Group, and was also elected to the Board of Directors, in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. Ms. Fedak is a member of the Small-Capitalization, International, Global, Global Balanced, Canadian Equity and Advanced Value Investment Policy Groups, and the Private Client Investment Group. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972, and is a Chartered Financial Analyst.



STEVEN PISARKIEWICZ . Mr. Pisarkiewicz, Chief Investment Officer, Structured Equity Services Senior Portfolio Manager, joined the firm as a managing director of financial advisors in 1989. In 1992, he was named managing director of Institutional Services; in 1997, he was named senior portfolio manager for U.S. equities and became a member of the U.S. Equity Investment Policy Group. In late 1998, he assumed his current role as chief investment officer for

Structured Equity Services. Prior to joining Bernstein, he was a vice president and senior consultant with SEI Corporation from 1983 to 1989, and a director of strategic planning for Emerson Electric Company from 1979 to 1983. Mr. Pisarkiewicz earned a BS from the University of Missouri in 1972 and an MBA in 1979 from the University of California at Berkeley.


SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2001, Dreyfus managed or administered approximately $187 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated managed $163.6 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore
                                        J. Thomas Madden
                                        Bernard J. Picchi




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.



J. THOMAS MADDEN, CFA . Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.



BERNARD J. PICCHI, CFA . Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Assets Management ("GSAM"), a business unit of the
         Investment Managerment Division ("IMD") of Goldman, Sachs & Co. is located at 32 Old Slip, New York, NY 10005. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Managing Director, Goldman Sachs. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Managing Director, Goldman Sachs. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.

VICTOR H. PINTER . Vice President, Goldman Sachs. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




ROBERT BAUR, PH.D . Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Invista since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Invista). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



DIRK LASCHANZKY, CFA . As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa.

He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Invista in 2001, specializing in emerging markets portfolios. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University

Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Invista since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Invista) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Presidential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2001, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $600 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas,

         New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.





FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
           Government Securities        Mark Karstrom
                                        Martin J. Schafer




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal Capital - II with responsibility for mortgage-backed securities. Prior to joining Principal Capital - II in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.

DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Asset Allocation             0.85%      LargeCap Stock Index     0.40%*
      Balanced                     0.61%      MicroCap                 1.30%
      Bond                         0.50%      MidCap                   0.62%
      Capital Value                0.61%      MidCap Growth            0.97%
      Equity Growth                0.75%      MidCap Growth Equity     1.10*%
      Government Securities        0.49%      MidCap Value             1.36%
      Growth                       0.61%      Money Market             0.50%
      High Yield                   0.65%      Real Estate              0.92%
      International                0.92%      SmallCap                 1.00%
      International Emerging                  SmallCap Growth
      Markets                      1.35%*                              1.05%
      International SmallCap       1.41%      SmallCap Value           1.24%
      LargeCap Growth              1.17%      Utilities                0.62%

   * After waiver.

The Fund also entered into an agreement with the Sub-Advisor for the LargeCap Blend and LargeCap Value Accounts which were added to the Fund as of May 1, 2002. Under those agreements, the Manager will pay the respective Sub-Advisor as follows (the fees are based on the net asset value of the Account):
.. LargeCap Blend - on the first $75 million of net assets - the fee is 0.35%;
  next $200 million - 0.25%; next $250 million - 0.20%; and net assets of $525 million - 0.15%.
.. LargeCap Value - on the first $10 million of net assets - the fee is 0.60%;
  next $15 million - 0.50%; next $25 million - 0.40%; next $50 million - 0.30%; next $50 million - 0.25%; next $50 million - 0.225%; and net assets of $200 million - 0.200%. However, during the first six months following the Account's SEC effective date, Bernstein is paid a fee which accrues daily and is paid monthly at an annual rate of 0.47% of the Account's net asset value.

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.



MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2001. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT

During 2001, the world's three leading economies shrank together for the first time since 1974. The U.S. was pushed into a recession by a collapse in business investment, which was further compounded by the September 11 terrorist attacks. March marked the beginning of the official start of the U.S. recession, and the slowdown stretched around the world. Throughout the year markets experienced poor economic performance and a deterioration of profits. However, the U.S. Federal Reserve acted aggressively, reducing interest rates a record 11 times, to a 40 year low, and central banks around the world followed suit also in reducing interest rates to spur economic growth. Although the MSCI World Index fell -16.8% in U.S. dollar terms, for the full year, equity markets finished the year with a very positive quarter. The MSCI World Index gained +8.6% in U.S. dollar terms, from October through December. Bonds benefited most of the year from slower economic growth, with the Lehman Aggregate Index rising 8.4% for the full year, despite a weak fourth quarter.
LOGO
              Total Returns*
         as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -3.92%  8.52%   10.01%**
** Since inception 6/1/94

In Thousands


           Lehman Brothers          S&P 500         Morningstar          Asset
           Aggregate Bond            Index            Domestic        Allocation
                Index                                  Hybrid          Account*
                                                      Category
                      10                  10               10              10
   1994           10.077               10.23           10.006          10.052
   1995           11.938              14.074           12.494          12.128
   1996           12.369              17.305           14.127          13.696
   1997           13.566              23.078           16.704          16.187
   1998           14.742              29.673           18.792          17.673
   1999            14.62              35.916            20.34          21.117
   2000            16.32              32.644           20.759          21.457
   2001           17.694              28.766           19.927          20.616

Note: Past performance is not predictive of future performance.


Within equities, poor performance in the technology/telecom sector drove Value (-5.6%) to outperform Growth (-20.4%) strategies. Mid (-0.6%) and small (+2.5%) cap stocks outperformed the large cap S&P 500 (-11.9%) by a healthy margin. Mid cap and Small cap companies had less extended valuations and very modest earnings expectations throughout the year. Within bonds, improving liquidity conditions from the Fed and anticipation of budget deficits caused spread products to outperform. High quality corporate debt (+10.9%) led the bond market, followed by Mortgages (8.2%) and Treasuries (+6.7%).


Currency effects hobbled Non-U.S. stock market performance in 2001, as the U.S. dollar remained stubbornly strong. The Euro, which had rallied in the fourth quarter of 2000, resumed its weakness, falling from 0.95 to a low of 0.84 before rebounding to 0.88 by year-end. The Yen, which opened the year at 115, fell to a 3-year low of 131.7. Europe and Japan underperformed the U.S., despite entering the year with more attractive valuations and a less pronounced economic downturn. The key difference rested with the central bank, which, in the U.S., was perceived to be much more proactive in supplying liquidity to the market, than the ECB and the BoJ.


For the year ended December 31, 2001, the Asset Allocation Account (net of fees) declined -4.8% outperforming a financial benchmark decline of -5.3% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE (net), and 40% Lehman Aggregated) and the Morningstar Domestic Hybrid Median return of -4.9%. We would attribute the majority of our outperformance to asset allocation decisions made during the year. On balance, we maintained a defensive allocation strategy by overweighting fixed income and cash and underweighting equities through the year. This strategy enhanced results as equities declined in value in a difficult market environment. Within equities, we preferred the U.S. to the non-U.S., which also benefited returns as the non-U.S. markets under performed the U.S. As of December 31, 2001 our allocation to U.S. equities was 41.4 %, with an 11.2% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 47.4%.


From a security selection perspective, several strategies added value during the year. These strategies included Large Cap Value (+0.7%) which outperformed the S&P 500 Index (-11.9%) for this period, as valuations began to be scrutinized more carefully by market participants. The performance of U.S. fixed income also benefited from an opportunistic allocation to U.S. Treasury's (+9.6%) and the performance of the Domestic Fixed Income segment (+8.9%) relative to the Lehman Aggregate gain of +8.4%. The Domestic Fixed Income portfolio particularly benefited in the fourth quarter from a narrowing of spreads relative to Treasury's.


The main detractor from performance was growth-oriented equity strategies, which faced a challenging market environment. The Equity Growth segment (-14.8%) underperformed the S&P 500 (-11.9%). Similarly, an allocation to Small Company Growth, which was liquidated early in the second quarter, failed to outperform the S&P 500. In the non-U.S., the International Equity strategy slightly underperformed the MSCI EAFE benchmark (-22.1% vs. -21.4%); however, non-U.S. markets dramatically underperformed the U.S.

The year ended with mixed economic news, which, on balance, seemed to indicate a recovery. Consumer confidence continued to rise, and manufacturing conditions improved. Despite these seemingly positive trends, we continued to hold a bearish view of the economy grounded in a concern for corporate profits, the remaining capital expenditure hangover, and poor consumer fundamentals. With a tepid recovery expected, it is difficult to foresee corporate profits benefiting as widely or as much as equities are now pricing in. Poor profits will continue to keep a lid on private sector capital expenditure, which had become bloated in the late 1990's. Furthermore, despite stronger consumer confidence figures, individuals' balance sheets remain poor. Indebtedness is nearing historic highs, while household wealth and incomes have fallen. Given these weak foundations, we believe that the current optimism in the stock market may soon fade. As such, we have maintained a more defensive portfolio posture by under weighting equities and overweighting fixed income and cash.


BALANCED ACCOUNT

The year 2001 was the second consecutive year the broad domestic equity markets declined as the record economic expansion of the 1990s came to an end and a recession was officially declared. Bond yields declined throughout the year and prices moved up. The foreign equity markets were also down in line with the drop in the domestic market. Balanced accounts, that held a mix of fixed income and equity assets, were spared some of the equity market decline with the positive returns of the fixed income segment.
LOGO

                   Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -6.96%  4.71%   8.09%   9.45%**
** Since inception 12/18/87


          S&P 500          Lehman Brothers     Morningstar            Balanced
           Index           Aggregate Bond        Domestic             Account*
                                Index             Hybrid
                                                 Category
                10                  10               10                   10
   1992     10.762               10.74           10.822                11.28
   1993     11.847              11.787           12.128               12.528
   1994     12.003              11.443           11.818               12.266
   1995     16.514              13.557           14.757               15.281
   1996     20.306              14.049           16.686               17.287
   1997     27.080              15.405            19.73               20.386
   1998     34.819              16.744           22.196               22.814
   1999     42.145              16.607           24.025               23.362
   2000     38.306              18.538            24.52               23.392
   2001     33.755              20.099           23.537               21.764

Note: Past performance is not predictive of future performance.

The Federal Reserve moved aggressively during the year, cutting short-term interest rates 11 different times from 6.50% January 1 to 1.75% by the end of the year. The yield curve of interest rates with varying maturities became steeper during the year as short-term interest rates dropped further than rates on longer maturity securities.


The domestic equity market was down for the year as investors became more concerned about the economy's viability and its ability to recover, particularly in light of the September 11 terrorist attacks. During the fourth quarter the outlook started to improve as investors saw signs of expansion in earnings forecasted for 2002. This possibility gave the equity markets a needed boost.
  The slowdown in the economy led many firms to cut expenses, which resulted in lower corporate spending and increased layoffs. The consumer market stayed strong throughout much of the year, but with unemployment rates accelerating and the home refinancing cash-out boom behind us the consumer sector is in question. Overseas, the equity markets also moved down during the year as the economic slowdown expanded worldwide. Foreign central banks moved to lower their rates in an attempt to stimulate investors.


The Balanced Account was down for the year due to the overall drop in the equity market returns. The advances in the bond market could not overcome the stock market fall. The portfolio was overweighted in value companies throughout the year, which provided better returns than growth companies for the 12 months. We implemented an overweighted position in equities during the fourth quarter as expectations of stock outperformance improved.


The Balanced Account is measured relative to a benchmark of 60% S&P 500 and 40% Lehman Aggregate Bond Index. For the year, the Account's performance trailed the index due to the underlying investment performance in the equity portfolio.

BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO

                  Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87



           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.


Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO

                     Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.

Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

EQUITY GROWTH ACCOUNT

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.
LOGO

        Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 -14.86% 10.30%  16.05%**
** Since inception 6/1/94

In Thousands

               S&P 500            Morningstar              Equity Growth
                Index            Large Growth                Account*
                                   Category
                      10                  10                   10
   1994           10.23               10.114               10.259
   1995           14.074              13.378               14.792
   1996           17.305              15.913               18.941
   1997           23.078              19.891               24.784
   1998           29.674              26.566               29.481
   1999           35.917              37.118               41.126
   2000           32.645              31.888                36.31
   2001           28.767              24.353               30.914

Note: Past performance is not predictive of future performance.

For the year the Account lagged the S&P 500 as a result of stock selection. While it is never satisfying to report negative numbers and to lag the primary index, we are pleased with performance relative to the growth universe and other growth managers. We have exceeded both benchmarks for the second year in a row, a period that has been extremely difficult for growth managers.


The Account was, on average, 5% overweight in technology, the largest sector in the Account, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective space. Stock selection in telecomm services, which was less than 5% of the Account, also detracted from performance. Providers such as Verizon and SBC suffered modest declines as growth rates slowed and the companies were forced to delay expenditures and lay off staff. We also eliminated the communication tower holdings, including American Tower, as the business models for these companies will continue to be slowed by the malaise in the telecomm segment. While we do believe in the growth in wireless traffic, clearly it will take place more slowly than originally anticipated and we do not want this exposure while the economy remains weak and there is no visible catalyst for a recovery for the telecomm providers.


Industrials, which were the largest overweight and second largest sector, averaging 19% of the Account also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the index sector return. Tyco, which remained the largest holding, was a strong performer. The Account was also overweight healthcare, averaging 20% of the Account, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.


The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. If the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

GOVERNMENT SECURITIES ACCOUNT

The Account returned -0.09% in the fourth quarter vs. the Lehman MBS Index return of +0.07%. This difference accounted for much of the Account's underperformance for the year. The year performance of 7.61% vs. the Lehman MBS Index of 8.22% reflects the Account's slightly longer duration in the fourth quarter.
LOGO

                     Total Returns*
                as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
         7.61%   7.40%   7.04%    8.21%**
** Since inception 4/9/87


           Lehman Brothers        Morningstar      Government
           Mortgage-Backed       Intermediate      Securities
             Bond Index           Government        Account*
                                   Category
                    10                  10               10
   1992         10.697              10.639           10.684
   1993         11.429              11.493            11.76
   1994         11.245              11.031           11.227
   1995         13.134              12.842           13.368
   1996         13.837              13.202           13.816
   1997          15.15              14.318           15.251
   1998         16.204              15.385           16.512
   1999         16.505              15.163           16.464
   2000         18.347              16.795           18.341
   2001         19.855              17.944           19.737

Note: Past performance is not predictive of future performance.


For 2001, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments (early return of principal) and to better participate in the bond market rally.


In November and December, the bond market reacted to early signs of a rebound in the economy and an end to government surpluses. During this period long-term interest rates increased by 0.50%. This interest rate increase and a longer portfolio duration combined with faster principal repayments from refinancing activity to cause the Account to underperform relative to the Index for the fourth quarter.


The improvement in relative performance to the Morningstar peer group continues to validate our overall MBS strategy, which emphasizes higher yield and lower price volatility than U.S. Treasury bonds. The Account produced a 21st percentile ranking for the quarter and 38th for the year. Performance remains above median for longer time periods (i.e., three, five and 10 years).


GROWTH ACCOUNT

For 2001, the Growth Account declined 25.50% as compared to a 20.42% decline in the Russell 1000 Growth Index. Most of the relative underperformance occurred in the technology and consumer staple sectors. Solid performance in communications services, consumer cyclicals, health care and financials helped offset the underperformance in the other sectors.
LOGO

        Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 25.50% 3.73%      7.88%**
** Since inception 5/2/94


            Russell 1000      S&P 500       Morningstar           Growth
            Growth Index       Index        Large Growth          Account*
                                             Category
                   10            10               10                  10
   1994        10.687        10.397           10.132              10.542
   1995        14.661        14.304           13.402              13.243
   1996        18.051        17.588           15.942                14.9
   1997        23.555        23.455           19.928              18.917
   1998        32.673        30.158           26.616              22.957
   1999        43.507        36.503           37.188              26.729
   2000        33.753        33.178           31.948              24.016
   2001        26.861        29.236           24.399              17.892

Note: Past performance is not predictive of future performance.


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. Unfortunately, the Account holds more cyclical technology issues that lagged the sector in the economic contraction. As in the fourth quarter, stock specific issues related to tourism and acquisitions hurt the consumer staples sector.


The Account benefited from strong performance in individual stocks in the health care, communications and financials sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena. The communications sector did well thanks to an emphasis on wireless and a smaller position versus the Index in long distance and local service providers. Financials proved to be a safe haven during the difficult economic environment.


For all of 2001, growth stocks declined 20.42%, significantly underperforming value stocks that lost 5.59%. The first recession in a decade began in March 2001, impacting the earnings of many growth companies and the technology sector in particular. Although the economy slowed in 2001, most of the contraction occurred in the manufacturing and capital goods sectors. Consumer spending held up relatively well, while sectors related to capital spending were severely impacted.


Notwithstanding the difficult economic environment, growth stocks showed solid double-digit gains in the fourth quarter. A few weeks after the September 11 terrorist attacks, evidence started to grow that the economy might be bottoming. With the prospect of an improving economy, growth stocks rose 15.14% outpacing a 7.37% gain in value stocks.


The evidence of an improving economy in 2002 lies with better trends in durable goods orders, inventory levels, consumer confidence and slowing jobless claims. The Federal Reserve's aggressive interest rate cuts from 6.5% to 1.75% are likely starting to take hold. In addition, inflation will likely remain tame due to the recent slow economic activity. Economic growth and low inflation may well be solid drivers for growth stocks in 2002.


HIGH YIELD ACCOUNT

In 2001, the High Yield Account posted a total return of 0.89%, underperforming the Lehman High Yield Bond Composite of 5.28%. This underperformance can be attributed to a number of factors including the September 11 terrorist attacks, poor corporate earnings, slowing economic conditions, and indirectly, the defaults and accounting issues of Enron.
LOGO

                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        0.89%   1.56%   6.27%   6.84%**
** Since inception 12/18/87

           Lehman Brothers        Morningstar       High Yield
             High Yield           High Yield          Account
           Composite Bond            Bond
                Index              Category
                    10                  10               10
   1992         11.575              11.749           11.459
   1993         13.557              13.995           12.869
   1994         13.417              13.494           12.949
   1995         15.989              15.729           15.032
   1996         17.804              17.903           17.005
   1997         20.076              20.252           18.832
   1998         20.451              20.173           18.726
   1999          20.94              21.044           19.056
   2000         19.713              19.125           18.206
   2001         20.754               19.45           18.368

Note: Past performance is not predictive of future performance.

A struggling economy was dealt a significant blow by the terrorist attacks. The uncertainty of the economy had a significant impact on the high yield market. In response, the Federal Reserve continued to aggressively reduce the federal funds rate to a low of 1.75% by year-end. As a result of these policy actions, consumer spending and housing rebounded, and the U.S. economy now appears to be on a path to recovery.


Market volatility remains extremely high. As the economy seemed to be recovering, recent events that surround Enron are causing the market to wonder if there are more companies that could run into problems. The rating agencies are now very quick to downgrade companies if there is any sign of weakness or questions regarding accounting practices. These uncertainties have made it very difficult to predict the direction of the high yield market. Corporate default rates continue to increase and are near record levels. Defaults are expected to peak in the first quarter 2002, and then improve. All these factors have led to a flight to quality and have driven the outperformance of BB rated bonds above that of single B rated bonds. This trend will not reverse until economic conditions improve. While near-term prospects are cloudy, we remain optimistic about the high yield market. Given the prospects of an economic recovery in 2002, high yield offers tremendous value, as yields are now very high versus historical levels.


The High Yield Account has an average credit quality of BB-/B+. This is in line with the Lehman High Yield Bond Composite. We continue to look for, and invest in, companies with strong management and good earnings momentum, regardless of ratings. Due to its low correlation with other asset classes, high yield bonds continue to be a valuable asset for building well-diversified portfolios. High yield bonds will rebound and produce strong results as the economy and corporate earnings improve.

INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO

                 Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.

Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 2.49% in 2001, the second negative year in a row, as global markets were caught off guard by the extent of the economic slowdown. On the other hand, emerging markets outperformed the S&P 500 Index (-11.88%), the Nasdaq (-20.81%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-21.61%). Asia was the best performing region, increasing 6.30% for the year, and 32.93% in the fourth quarter, which drove the outperformance. The rebound in technology and consumer stocks following the September 11 terrorist attacks drove Asia's growth sensitive markets higher. Latin America followed Asia, falling 1.92% for the year. Mexico rose 16.94% in 2001, supporting weaker performance in the rest of the region. Eastern Europe/Middle East/Africa (EEMEA) fell 18.66% in 2001.
LOGO

               Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -4.24%            -8.60%**
** Since inception 10/24/00


           Morgan Stanley         Morningstar     International
               Capital            Diversified        Emerging
          International EMF        Emerging          Markets
          (Emerging Markets         Markets          Account*
             Free) Index           Category
                    10                  10               10
   2000          9.328                9.33            9.386
   2001           8.87               8.982            8.982

Note: Past performance is not predictive of future performance.

The portfolio underperformed the MSCI EMF Index by 1.46% in an extremely volatile year. Most of that underperformance occurred in the first quarter, and can be attributed to poor stock selection, particularly in the information technology sector. Our worst performing markets for the year were Malaysia, Brazil, and Israel. We were underweighted in Malaysia on currency concerns. In Brazil, we were hurt by our position in Embraer and by poor stock selection in telecommunication stocks. Our poor performance in Israel can be attributed to high technology exposure early in the year. Positive highlights for the year include Russia, South Africa and Mexico.


We expect emerging markets to perform well in 2002. Emerging markets tend to lead expectations of economic recovery and higher global economic activity will benefit them since they are more leveraged to global growth. Interest rates in developed markets are now at historically low levels, which favors highly indebted countries. We will position the portfolio to participate in this changing economic environment. We have witnessed strength in certain economically sensitive commodities, such as pulp and copper, and look for further confirmation of an upturn. We favor Asian and Latin American markets, which should be more sensitive to a pick up in economic activity.

INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook, as prospects for a recovery in 2001 diminished.
LOGO

                 Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -21.85%            5.13%**
** Since inception 5/1/98


           Morgan Stanley     Morgan Stanley      Morningstar     International
               Capital            Capital        Foreign Stock      SmallCap
            International      International        Category        Account*
            EAFE (Europe,      EAFE (Europe,
            Australia and      Australia and
              Far East)       Far East) Index
           SmallCap Index
                    10                10               10               10
   1998         10.000            10.379            9.672            8.963
   1999         17.541            13.177           13.975           17.371
   2000         16.215             11.31           11.787           15.373
   2001         14.187             8.885            9.202           12.014

Note: Past performance is not predictive of future performance.

The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The International SmallCap Account underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 10.31% over the last 12 months. The largest contributor to the portfolio's underperformance was its overweighted position in the technology sector at the beginning of the year. Over the past 12 months, we significantly reduced the portfolio's technology exposure, but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the industrials sector added to underperformance. Strong stock selection in the consumer staples and financials sectors were bright points for the year.


Regionally, Europe was the biggest contributor to underperformance due to poor stock selection. Much of the portfolio's European exposure was concentrated in technology companies, which fared worse than the overall market. Japan was the best contributing region for the portfolio due to a large underweighted position and strong stock selection.


The portfolio is currently positioned to benefit from an upturn in the economy and the equity markets. We expect that the economy will bottom in mid-2002 and are subsequently looking for companies with improving prospects yet whose stock prices more than reflect the current slowdown. This meets with the portfolio's long-standing philosophy of buying companies at a discount to their intrinsic value.

LARGECAP GROWTH ACCOUNT

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to a 40-year low of 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11, though the timing of an economic turnaround remains uncertain at best. In this environment, the Account declined and underperformed its benchmark, the S&P 500 Index.
LOGO

           Total Returns*
       as of December 31, 2001
        1 Year    Life of Fund
        -24.22%     -4.54%**
** Since inception date 5/3/99



            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category         Account*
                   10                  10               10
   1999        12.504               12.81           13.247
   2000         9.701              11.005           11.659
   2001          7.72               8.405            8.835

Note: Past performance is not predictive of future performance.

Detracting from the Account's performance were some of our more defensive holdings, including General Electric and Pfizer. GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities. Meanwhile, we continue to believe that Pfizer is the best-positioned large-cap pharmaceutical company with no patents set to expire for the next six years and an impressive lineup of medications.


Though we just about broke even on the investment, Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation and to the effect of the company's debt load, reported and otherwise, on its overall business model.


Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.


With valuation in mind, the Account's position in Home Depot was sold when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet, because of the home-improvement retailer's inventory and cost-saving measures, we'll keep a close eye on this company, especially if home sales continue to rise.


Going into 2002, we will maintain our balanced approach to stock-picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Account has a relatively low number of holdings, as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from an eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. We believe this strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -12.10%      -5.30%**
** Since inception date 5/3/99



               S&P 500            Morningstar         LargeCap
                Index             Large Blend       Stock Index
                                   Category           Account*
                    10                  10               10
   1999           11.1              11.153           10.893
   2000         10.089              10.376             9.84
   2001           8.89               8.957            8.649

Note: Past performance is not predictive of future performance.

The return for the calendar year 2001 for the LargeCap Stock Index Account was -13.20%. During the same period, the total return of the S&P 500 Index was -11.88%.


The economic backdrop and returns for investors have been disappointing for 2001. Real economic growth was little better than flat with the third quarter the weakest at -1.3%; the economy grew 0.2% in the fourth quarter. For the year, overall investment spending dropped over 9% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software and non-residential construction where spending collapsed -8.5% and -10.9% year-over-year, respectively.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the fed funds rate eleven times to 1.75%. Consumers responded well to the rate cuts; housing and auto sales have stayed at record and near-record levels, respectively. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. Since inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining the Fed was able to act aggressively.


Since the low on September 21, stock prices rallied smartly through the end of the year but still finished with negative gains for the year as a whole. The biggest losses were in the technology-heavy NASDAQ Composite Index, which fell approximately 31%. The Dow Jones Industrial Average was off 6% and other broad indexes were down about 12%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 50% compared to fourth quarter 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.

* Standard & Poor's 500/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

MICROCAP ACCOUNT

2001 was a roller-coaster ride for the U.S. and world equity markets. After dismal performance in 2000, equity indices experienced an unusually large bounce in January 2001, followed by weak returns in February and March. April and May saw a rebound that was short lived as evidenced by the markets continued decline through the end of the second and all of the third quarter, particularly in August and September, both before and directly after the World Trade Center disaster. The fourth quarter, however, brought a return to positive territory for all major indices. The S&P 500 Index gained 10.7% in the fourth quarter, its best quarterly return in two years. The gain was by and large the result of strong performance in Technology. However, for the full year, the S&P 500 fell 11.88%, about half of which can be attributed to the steep decline in Technology stocks.
LOGO

              Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        1.89%         -2.19%**
** Since inception date 5/1/98



            Russell 2000          Morningstar        MicroCap
                Index             Small Blend        Account*
                                   Category
                    10                  10               10
   1998          8.806               8.609            8.158
   1999         10.678              10.174            8.071
   2000         10.356               11.48             9.05
   2001         10.614              12.445            9.221

Note: Past performance is not predictive of future performance.


In the style arena, the Russell 1000 Value Index finished well ahead of Growth-down 5.6% as compared with Growth's -20.4% decline. The difference was largely due to poor performance of Technology stocks in the growth benchmark as compared with their value peers. Among all the sectors, Consumer Cyclicals was the only one sector that performed positively in the Russell 1000 Growth Index-both in absolute terms and relative to its value counterpart.


For the year 2001, the Russell 2000 Index outperformed the Russell 1000 Index by the largest margin in the benchmarks' history (over 17%). The Russell 2000 was the only major index to post a gain during the year-up a scant 2.5%.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by Goldman Sachs Asset Management's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


For 2001, the new Profitability theme was the biggest positive contributor to performance, with investors returning to companies demonstrating good operating efficiency and strong profit margins. The theme added considerable value in nearly all 12 months. Valuation also contributed strongly to positive returns for all benchmarks. Earnings Quality was slightly ahead over the year as a whole, and was fairly flat throughout. Momentum's fortunes, on the other hand, were more volatile, once again experiencing excellent months followed by more difficult ones. It ended the year flat or down in most portfolios. Fundamental Research was down overall, with Wall Street analysts still unable to accurately predict earnings and stock price trends. The theme came back somewhat at the beginning of the fourth quarter after struggling earlier in the year.


Eight of the thirteen sectors in the Account saw positive stock selection for the year. Holdings in Basic Materials and Telecommunications led positive returns for the period, while our exposure to Consumer Cyclicals and Consumer Services detracted the most.


Looking forward, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO

                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.


The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MIDCAP GROWTH ACCOUNT

The year 2001 was a very difficult year for U.S. equities as both long bonds and cash outperformed most major stock indices. The only area of the market that posted positive returns for the year were small cap stocks where the Russell 2000 posted a positive 2.49% return. When looking at the style benchmarks, it is clear that value indices far outpaced their growth counterparts over the course of the year. As evidence of this performance spread, the Russell Midcap Value benchmark outperformed the Russell Midcap Growth Index 2.36% to -20.22%. If one overlays the value outperformance on top of the return to smaller capitalization stocks, one finds that the best performing major benchmark was the Russell 2000 Value Index with a return of 13.96%.
LOGO

              Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        -16.92%      -1.10%**
** Since inception date 5/1/98



               Russell            Morningstar                 MidCap
               Midcap           Mid-Cap Growth                Growth
               Growth              Category                  Account*
                Index
                           10                  10               10
   1998                10.389              10.258             9.66
   1999                15.718              16.813           10.691
   2000                13.873              15.653           11.557
   2001                11.076              12.322            9.602

Note: Past performance is not predictive of future performance.


As it relates to your Account, the Russell Midcap Growth Index had a roller coaster ride over the course of the year. In the first quarter, the benchmark was down a -25.1% as price to earnings multiples continued to crash from their Internet bubble highs. This compression continued to a multi-year low in the Nasdaq Composite on April 4.


Investors began to get more optimistic about growth stocks as they saw the earnings multiples of high growth stocks squeezed down to a discount to much slower growing companies. As a consequence they put money back into the growth area of the market and drove the return of the Midcap Growth benchmark up 16.2% in the second quarter.


There is no need to recap the third quarter as the terrorist attacks of September 11 are fresh in all of our minds. The impacts of the events on the market were unmistakable as investors became much more risk averse and drove the return on the growth index down -27.8% in the quarter. Much of this decline came in the first week of trading following the attacks. The strong leadership of President Bush and Chairman Greenspan restored investor confidence following the market's low of September 21.

The market rallied strongly off of its lows in the fourth quarter as the Fed cut rates an additional three times beyond the eight cuts already instituted through the first three quarters of the year. This dramatic drop in rates combined by the massive earnings multiple compression of the third quarter persuaded investors it was safe to invest in growth stocks again and they did so with gusto, driving up the growth index 27.1% in the fourth quarter.


As mentioned above, it was a very difficult year for growth stocks and growth funds. The good news is that your Account outpaced the Russell Midcap Growth Index, -17.96% versus -20.15%. The news is even better when one looks at the competition where the median return of Midcap Growth managers was down -23.98%. Your Account did better than two-thirds of the funds out there.


How was this accomplished? The Account was structured with a value tilt relative to the Midcap Growth Index which means that we carried more stocks with lower price to earnings multiples (p/e), higher returns on capital, higher rates of cash flow growth and higher margins than the index. This strategy was driven by our process which seeks to identify those characteristics that investors most highly value at each point in the investment cycle. We identified the factors listed above, especially low p/e, as characteristics that investors prized and built those characteristics into the portfolio through the addition and subtraction of individual stocks.


An additional attribute of our process, and hence, your Account, is to control risk in the portfolio construction process by maintaining economic sector weights very similar to that of the benchmark. As a consequence, virtually none of the outperformance can be attributed to sector weighting bets and nearly all is a result of superior stock selection. Stock selection within technology provided the lion's share of outperformance with most of that coming from the semiconductor industry. The big winners in semiconductors were Nvidia, Fairchild Semiconductor, International Rectifier and Cabot Microelectronics. An underweight to Vitesse Semiconductor was also a big contributor. Substantial value was also added from stock selection in Energy, Consumer Staples and Health Care. The big winners in Energy were an overweight to Murphy Oil and underweights to many Oil Service names that plunged along with oil and gas prices through the year. In Staples, overweights to Dean Foods, Pepsi Bottling, General Mills and Smithfield Foods contributed to performance. Finally, in Health Care, bets on Genzyme, Andrx, King Pharmaceuticals and Forest Labs added to your Account's return.


As noted above, your Account is managed through identifying stocks that exhibit characteristics that investors value and then constructing a sector neutral portfolio comprised of these stocks. This process led to a portfolio that exhibited a bit more value than its benchmark in 2001. As we move forward through time, we will continue to listen to the market and identify investors' shifting preferences. We will then buy and sell the appropriate stocks so that your Account will have the best chance to outperform going forward. Our goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 20.15%. The S&P 500 Index, in comparison, fell "only" 11.88%. For its part, the MidCap Growth Equity Account lost 28.34%, underperforming the Index by 7.92 percentage points. LOGO
             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.43%      -35.90%**
** Since inception date 10/24/00

               Russell            Morningstar                       MidCap
               Midcap               Mid-Cap                         Growth
               Growth               Growth                          Equity
                Index              Category                        Account*
                  10                  10                             10
   2000            8.239               8.643                          8.13
   2001            6.578               6.804                          5.9

Note: Past performance is not predictive of future performance.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, two of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: the fund was up 24%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Account's performance pattern was typical of that of our growth-stock portfolios, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets.


Contributing the most to performance in relative terms were our health-care holdings: they amounted to a 23% weighting and lost 11%, compared with a 16% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 55%, versus a 44% drop by the sector. In general, tech stocks, constituting 28% of the portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 26%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 69%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the Index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 3%.


We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if last September 21 marked the market low, then this bear market turned out to be almost exactly on the average at 545 days.)

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, and financial-transaction-processing companies.


MIDCAP VALUE ACCOUNT

In 2001, the MidCap Value Account declined 2.58% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Energy and Materials sectors were largely responsible for the Account's underperformance. These three, along with Utilities, were also significant detractors from absolute return. Consumer Discretionary and Financials made positive contributions to relative and absolute return.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -2.58%       13.69%**
** Since inception date 5/3/99



               Russell            Morningstar         MidCap
               Midcap            Mid-Cap Value         Value
                Value              Category          Account*
                Index
                       10                  10               10
   1999             9.419              10.023           11.024
   2000            11.226              11.709           14.445
   2001            11.489              12.458           14.072

Note: Past performance is not predictive of future performance.

While IT holdings declined less than index sector components, the Account had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.


Energy also detracted from absolute and relative returns. Account holdings fell further than index components; additionally, the Account was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.


Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.


There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the new year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.


During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


REAL ESTATE ACCOUNT

In 2001, real estate stocks outperformed the S&P 500 for the second consecutive year. The Real Estate Account's 8.75% return easily outdistanced the S&P 500's -11.88%. Investors continued to favor real estate stocks and the steady earnings growth and above-average dividend yields they offered, especially when compared to many companies outside the real estate realm.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        8.75%         6.76%**
** Since inception date 5/1/98



           Morgan Stanley         Morningstar               Real Estate
             REIT Index           Specialty -                Account*
                                  Real Estate
                                   Category
                           10                  10               10
   1998                 8.677               8.592            9.344
   1999                 8.282               8.304            8.925
   2000                10.502              10.449           11.689
   2001                11.849              11.382           12.712

Note: Past performance is not predictive of future performance.


While real estate companies have been able to deliver positive earnings growth in the midst of the current recession, they are not immune to weak economic conditions. Real estate is considered to be a lagging economic indicator; financial performance stays generally steady until new leases need to be signed. Consistent with this view, the financial performance of real estate companies weakened throughout 2001. Looking ahead to 2002, they are expected to post flat to slightly positive earnings growth.


The Account underperformed relative to its Index in 2001. Three key factors contributed to this weak relative performance. First, lower quality stocks with above-average dividend yields outperformed higher quality stocks. Because we owned companies with good assets, strong management teams and sound capital structures, this emphasis did not deliver superior returns in 2001.


Second, the Account was underweighted in retail property owners and specifically, regional malls that proved unsuccessful. As 2001 began, we were concerned the weakening economy would cause a sharp decline in retail sales and excess store capacity would be a drag on the sector. Instead retail sales proved more resilient than expected and regional mall owners, many with high levels of variable rate debt on their balance sheets, benefited materially from the decline in short-term interest rates. Stock price performance reflected these better-than-expected conditions as regional mall property owners returned, on average, 33.9% for the year.


Finally, an overweighted position in California-based companies early in 2001 hurt returns. These companies were hurt by sharp declines in technology-oriented markets and the state's utility crisis. Although we eliminated this overweighting mid-year, it had a significant negative impact on returns in the first 90 days of 2001.

Looking ahead, we will continue to emphasize high quality companies featuring good assets, strong management teams and sound capital structures. While these companies underperformed in 2001, we are convinced that in the long-term an emphasis on high quality companies will lead to superior investment results.


SMALLCAP ACCOUNT

A strong fourth quarter finish helped the Small Cap Account finish just ahead of the Russell 2000 Index. The Account returned 25.67% in the fourth quarter, bringing the year-to-date return to 2.55%. The Index gained 21.08% in the fourth quarter to finish the year 2.49% higher.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        2.55%         0.89%**
** Since inception date 5/1/98



            Russell 2000          S&P           Morningstar     SmallCap
                Index        SmallCap 600       Small Blend     Account*
                                 Index            Category
                    10              10               10             10
   1998          8.806           8.835            8.609          7.949
   1999         10.678           9.931           10.174         11.413
   2000         10.356          11.103           11.480         10.074
   2001         10.614          11.829           12.445         10.331

Note: Past performance is not predictive of future performance.


Concerns about the shape of the U.S. economy dominated the markets in 2001. During the summer months, the Account was positioned for an anticipated economic recovery in the fourth quarter. This seemed likely based on the strong fiscal stimulus provided by the combination of a tax rebate, tax cuts and record interest rate cuts by the Federal Reserve. All that changed after the September 11 terrorist attacks. Any hopes for economic recovery turned into fear of additional terrorist attacks and the prospects of a prolonged war against terrorism - both at home and abroad. The resultant swoon in stock prices hurt our newly rebalanced portfolio more harshly than it hurt the overall market.


However, our strategy ultimately paid off as the fourth quarter progressed. Consumer spending remained robust enough through the holiday season to calm investors' jitters. There were no additional terrorist attacks here or abroad, and the war efforts continued successfully, with very few U.S. casualties. As the economic picture began to improve, the Account made a strong rebound during the fourth quarter.


As we enter the new year, the Account maintains a slight bias toward growth stocks. Growth tends to outperform during periods of economic recovery, which we believe we have now entered. As the fourth quarter progressed, we sold many of the technology companies that performed strongly during the fourth quarter rally, instead favoring quality names in the health care industry.


While the overall strategic outlook is to position the portfolio in expectation of an accelerating economic recovery, the recovery may not unfold as quickly or smoothly as the market appears to have priced in. Consequently in the short term, we have shifted the portfolio to a more defensive posture. We will make future strategic changes as economic data and/or valuation adjustments take place.

SMALLCAP GROWTH ACCOUNT

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More importantly in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Small Company Growth Account focuses on high growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.
LOGO

              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -32.01%      4.60%**
** Since inception date 5/1/98



            Russell 2000          Morningstar       SmallCap
            Growth Index         Small Growth        Growth
                                   Category         Account*
                   10                  10               10
   1998         8.993               9.341           10.296
   1999        12.868              15.081           20.148
   2000         9.982               14.22           17.345
   2001         9.061              12.937           11.793

Note: Past performance is not predictive of future performance.


The Small Cap Growth Account (the "Account") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 31.23% compared with a 9.23% decline in the Russell 2000 Growth Index, and a 2.49% decline in the Russell 2000 Index. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Account as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.


Not surprisingly, technology holdings had the largest negative impact on Account performance this period. We reduced some technology holdings early in the year in response to slowing growth, however it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Account as well as possible for an eventual economic recovery.


Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth re-acceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.


Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc. (1.31% of assets), which provides software to enhance the performance and management of databases, and Retek Inc. (1.08% of assets), an enterprise software vendor focused on the retail industry. While these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a re-acceleration of growth are good. Also, we believe they are competitively well positioned for an eventual recovery in the economy and in business spending.


Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. (1.32% of assets) performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Account's holdings, such as IDEC Pharmaceuticals Corp. (0.58% of assets), a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. (1.23% of assets) underperformed the Index, despite relatively good fundamental results. The Account benefited from companies added during the year, including First Horizon Pharmaceutical Corp. (1.60% of assets) and Celgene Corp. (1.93% of assets), both of which are profiting from strong sales.


On the consumer side of the portfolio, the Account fared better. Whole Foods Market, Inc. (1.08% of assets), a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. (1.33% of assets) also contributed modestly to performance.


Strong commodity prices and high levels of drilling activity drove the positive performance in the Account's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Account's exposure to energy companies as fundamentals began to erode, and ended the period underweighted in energy, as compared with the indexes.


As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the Account owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.


SMALLCAP VALUE ACCOUNT

The Small Cap Value Account returned 7.08% (net of fees) for the 12 months ending December 31, 2001, while the Russell 2000 Value returned 14.03%. LOGO

            Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        6.25%         8.69%**
** Since inception date 5/1/98



            Russell 2000          Morningstar           SmallCap
             Value Index          Small Value             Value
                                   Category              Account
                     10                  10                10
   1998           8.592               8.441             8.494
   1999           8.464                8.82            10.316
   2000          10.396              10.318            12.778
   2001          11.854              12.104            13.577

Note: Past performance is not predictive of future performance.


The year began with concerns over the length and seriousness of the economic slowdown as companies preannounced earnings shortfalls. Disappointment over the frequency and magnitude of Fed cuts contributed to small cap market volatility, putting downward pressure on companies across a wide range of industries. The disparity between growth and value persisted, as value names significantly outperformed their growth peers. As the summer approached, high profile earnings disappointments continued to take their toll. Optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. However, the third quarter ended on a devastating note, as the tragic events in September severely impaired the markets. The quarter was marked by rising unemployment, declining corporate spending, fading consumer confidence and disappointing earnings announcements. Small cap stocks posted very strong fourth-quarter returns as the markets recovered from the events in September. After consumer confidence and corporate expenditures hit lows, the market buoyed through the end of the year with the help of fiscal stimulus and additional rate cuts by the Fed. A bull market at the beginning of December was stifled by negative earnings pre-announcements later in the month, which muted the quarter's performance.


Small caps historically have underperformed large caps in times of economic uncertainty. However, even with the economic conditions and ensuing battle in Afghanistan, the Russell 2000 ended the year ahead with a return of 2.59% versus the S&P 500's annual return of -11.88%, due to confidence in an economic recovery in 2002. Although confidence in growth sectors surfaced in December, value stocks with near-term visibility were more attractive to investors this year. The Russell 2000 Value posted a gain of 14.02% while the Russell 2000 Growth reported a loss of 9.23% for the year.


The portfolio underperformed the Russell 2000 Value Index for the year, primarily due to stock selection. Stock selection that contributed to performance came from the consumer cyclical, energy, and utilities sectors, which was well offset by negative stock selection in the REITs, industrial cyclical, and retail sectors. Sectors weights detracting from performance were to energy (overweight), pharmaceuticals (neutral), and insurance (overweight), while contributions came from consumer cyclicals (underweight), software & services (neutral), and insurance (underweight). The top performers were Pacific Century Financial, NVR Inc., and Furniture Brands. The major detractors were Gentek, Capstone Turbine, and Encompass Services.


We remain cautiously optimistic that the economy will begin to recover during the second half of 2002. With an improving economic outlook and additional improvement in events related to Afghanistan, we would expect small caps to be well positioned to continue to outperform their large cap counterparts, as they did in 2001.

UTILITIES ACCOUNT

The utilities industry experienced negative returns for 2001, along with the entire market. The Account underperformed both the Dow Jones Utility Index and the S&P 500 during the fiscal year. Although the broad market S&P 500 was down for the year, the disappointing utility news kept the electric and gas utility stocks below the market as a whole.
LOGO

             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.70%      0.45%**
** Since inception date 5/1/98



          S&P 500      Dow Jones        Morningstar      Utilities
           Index       Utilities        Specialty -      Account*
                      Index with         Utilities
                        Income            Category
               10           10               10                10
   1998    11.172        10.25           10.973            11.536
   1999    13.523        9.663           12.766              11.8
   2000    12.291       14.598           13.679            14.063
   2001    10.831       10.766           10.753            10.168

Note: Past performance is not predictive of future performance.


The Account's performance was hurt by both the electric and gas companies as well as the telecommunications sector. Telecommunications companies suffered dramatically during this period, as several companies that were once high growth opportunities plunged to a state of survival. We had several investments in the more competitive portion of the telecommunications industry. With the realization that the industry now had excess capacity, the newer entrants began to lose opportunities for growth. This is the exact time when stocks hurt Account performance. Since that time, we have shifted those holdings to the larger telephone competitors that have more experience in the industry and have better opportunities to compete in the long run.


Going forward, there are several issues related to the telecommunications area that will need to be addressed. Overcapacity is still an issue in the long distance industry, and pricing will suffer as a result. Local telephone companies are now competing in long distance, and these companies have more ability to seize market share than the brand new entrants to this market. This will keep pressure on prices and profits of the largest long distance companies as well as new carriers.


Electric and gas companies in the Account struggled throughout the year. The period was marked by California's stunning black outs and subsequent increases in the cost of electricity, which rose from an average of $30-$50 per megawatt to over $1,000 per megawatt. California's state utilities, which had sold off a substantial number of power plants after deregulation there, now had the misfortune of buying electricity for the state at sky-high prices. One utility in California ended in bankruptcy while another was bailed out by the state assembly. We did not hold either company in the portfolio during this tumultuous period, which helped returns. At the end of the year, Enron filed bankruptcy, which decimated investor confidence in this entire industry and hurt returns for all companies in this arena. Given the still-evolving industry, stock selection will be critical going forward, since utility companies are no longer as homogenous in their investment outcomes as they have been in the past.

IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR HIGH YIELD CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.02      $13.23     $12.30     $11.94     $11.48
Income from Investment
 Operations:
 Net Investment Income      0.24        0.35       0.35       0.31       0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.71)      (0.17)      2.00       0.76       1.72
                           -----       -----       ----       ----       ----
 Total From Investment
            Operations     (0.47)       0.18       2.35       1.07       2.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.34)     (0.35)     (0.31)     (0.30)
 Distributions from
  Capital Gains.......     (0.03)      (1.05)     (1.07)     (0.40)     (1.26)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.27)      (1.39)     (1.42)     (0.71)     (1.56)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.28      $12.02     $13.23     $12.30     $11.94
                          ======      ======     ======     ======     ======
Total Return..........     (3.92)%      1.61%     19.49%      9.18%     18.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $101,904     $94,905    $89,711    $84,089    $76,804
 Ratio of Expenses to
  Average Net Assets..      0.85%       0.84%      0.85%      0.89%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%       2.67%      2.50%      2.51%      2.55%
 Portfolio Turnover
  Rate................     182.4%       67.8%      86.7%     162.7%     131.6%

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $15.43      $15.41     $16.25     $15.51     $14.44
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.40        0.45       0.56       0.49       0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (1.42)      (0.43)     (0.19)      1.33       2.11
                           -----       -----      -----       ----       ----
 Total From Investment
            Operations     (1.02)       0.02       0.37       1.82       2.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.47)         --      (0.57)     (0.49)     (0.45)
 Distributions from
  Capital Gains.......     (0.21)         --      (0.64)     (0.59)     (1.05)
   ----                    -----                  -----      -----      -----
   Total Dividends and
         Distributions     (0.68)         --      (1.21)     (1.08)     (1.50)
   ----                    -----                  -----      -----      -----
Net Asset Value, End
 of Period............    $13.73      $15.43     $15.41     $16.25     $15.51
                          ======      ======     ======     ======     ======
Total Return..........     (6.96)%      0.13%      2.40%     11.91%     17.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $144,214    $167,595   $209,747   $198,603   $133,827
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.58%      0.59%      0.61%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      2.73%       2.74%      3.36%      3.37%      3.26%
 Portfolio Turnover
  Rate................     114.3%       62.6%      21.7%      24.2%      69.7%


/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89     $12.02      $11.78     $11.33
Income from Investment
 Operations:
 Net Investment Income      0.56        0.85       0.81        0.66       0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.35        0.04      (1.12)       0.25       0.44
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.91        0.89      (0.31)       0.91       1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --      (0.82)      (0.66)     (0.75)
 Distributions from
  Capital Gains.......        --          --         --       (0.01)        --
   ----                                                       -----
   Total Dividends and
         Distributions     (0.85)         --      (0.82)      (0.67)     (0.75)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.84      $11.78     $10.89      $12.02     $11.78
                          ======      ======     ======      ======     ======
Total Return..........      8.12%       8.17%     (2.59)%      7.69%     10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216   $125,067    $121,973    $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%      0.50%       0.51%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%      6.78%       6.41%      6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%      40.1%       26.7%       7.3%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74     $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50       0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13      (2.41)       3.94       7.52
                           -----        ----      -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63      (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)     (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)     (4.02)      (1.36)     (2.76)
                           -----       -----      -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)     (4.82)      (2.07)     (3.43)
                           -----       -----      -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72     $30.74      $37.19     $34.61
                          ======      ======     ======      ======     ======
Total Return..........     (8.05)%      2.16%     (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325   $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%      2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%      43.4%       22.0%      23.4%


/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $20.37      $23.89      $18.33      $16.30     $14.52
Income from Investment
 Operations:
 Net Investment Income      0.01        0.02       (0.01)       0.04       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.82)      (2.73)       7.17        2.99       4.26
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (2.81)      (2.71)       7.16        3.03       4.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --       (0.04)     (0.04)
 Distributions from
  Capital Gains.......     (1.25)      (0.81)      (1.60)      (0.96)     (2.48)
                           -----       -----       -----       -----      -----
   Total Dividends and
         Distributions     (1.27)      (0.81)      (1.60)      (1.00)     (2.52)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $16.29      $20.37      $23.89      $18.33     $16.30
                          ======      ======      ======      ======     ======
Total Return..........    (14.86)%    (11.71)%     39.50%      18.95%     30.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,401    $383,139    $379,062    $224,058   $149,182
 Ratio of Expenses to
  Average Net Assets..      0.75%       0.73%       0.77%       0.78%      0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.06%       0.08%      (0.08)%      0.22%      0.29%
 Portfolio Turnover
  Rate................      88.8%       69.1%       89.6%      155.6%     172.6%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.26      $11.01      $10.72     $10.31
Income from Investment
 Operations:
 Net Investment Income      0.51        0.69        0.71        0.60       0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32        0.48       (0.74)       0.28       0.41
                            ----        ----       -----        ----       ----
 Total From Investment
            Operations      0.83        1.17       (0.03)       0.88       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
Net Asset Value, End
 of Period............    $11.58      $11.43      $10.26      $11.01     $10.72
                          ======      ======      ======      ======     ======
Total Return..........      7.61%      11.40%      (0.29)%      8.27%     10.39%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $193,254    $127,038    $137,787    $141,317    $94,322
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.51%       0.50%       0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.63%       6.33%       6.16%       6.15%      6.37%
 Portfolio Turnover
  Rate................      45.9%        4.3%       19.7%       11.0%       9.0%


/(a) /Effective May 1, 2001, Aggressive Growth Account changed its name to
  Equity Growth Account.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998        1997
                            ----        ----        ----       ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $16.43      $23.56      $20.46     $17.21      $13.79
Income from Investment
 Operations:
 Net Investment Income        --       (0.02)       0.14       0.21        0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.19)      (2.29)       3.20       3.45        3.53
                           -----       -----        ----       ----        ----
 Total From Investment
            Operations     (4.19)      (2.31)       3.34       3.66        3.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.14)     (0.21)      (0.18)
 Distributions from
  Capital Gains.......        --       (4.82)      (0.10)     (0.20)      (0.11)
   ----                                -----       -----      -----       -----
   Total Dividends and
         Distributions        --       (4.82)      (0.24)     (0.41)      (0.29)
   ----                                -----       -----      -----       -----
Net Asset Value, End
 of Period............    $12.24      $16.43      $23.56     $20.46      $17.21
                          ======      ======      ======     ======      ======
Total Return..........    (25.50)%    (10.15)%     16.44%     21.36%      26.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $209,879    $294,762    $345,882   $259,828    $168,160
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.45%      0.48%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%      (0.13)%      0.67%      1.25%       1.34%
 Portfolio Turnover
  Rate................      39.0%       83.5%       65.7%       9.0%       15.4%

                            2001        2000        1999       1998        1997
                            ----        ----        ----       ----        ----
HIGH YIELD ACCOUNT
------------------
Net Asset Value,
 Beginning of Period..     $6.41       $7.44       $8.06      $8.90       $8.72
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.63        0.66        0.72       0.80        0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (0.58)      (0.99)      (0.58)     (0.85)       0.18
                           -----       -----       -----      -----        ----
 Total From Investment
            Operations      0.05       (0.33)       0.14      (0.05)       0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.67)      (0.70)      (0.76)     (0.79)      (0.76)
                           -----       -----       -----      -----       -----
   Total Dividends and
         Distributions     (0.67)      (0.70)      (0.76)     (0.79)      (0.76)
                           -----       -----       -----      -----       -----
Net Asset Value, End
 of Period............     $5.79       $6.41       $7.44      $8.06       $8.90
                           =====       =====       =====      =====       =====
Total Return..........      0.89%      (4.46)%      1.76%     (0.56)%     10.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,780     $13,078     $13,678    $14,043     $15,837
 Ratio of Expenses to
  Average Net Assets..      0.65%       0.69%       0.67%      0.68%       0.68%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      9.26%       9.15%       8.52%      8.68%       8.50%
 Portfolio Turnover
  Rate................     204.0%      203.0%       93.8%      87.8%       32.0%


/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). There was no effect to the per share net investment income or net realized and unrealized gain (loss) on investments for the year ended December 31, 2001. The ratio of net investment income to average net assets decreased by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000           1999       1998       1997
                            ----        ----           ----       ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95         $14.51     $13.90     $13.02
Income from Investment
 Operations:
 Net Investment Income      0.09        0.10           0.48       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)          3.14       1.11       1.35
                           -----       -----           ----       ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)          3.62       1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)         (0.47)     (0.25)     (0.23)
 Distributions from
  Capital Gains.......        --       (0.59)         (1.71)     (0.51)     (0.47)
   ----                                -----          -----      -----      -----
   Total Dividends and
         Distributions     (0.02)      (0.67)         (2.18)     (0.76)     (0.70)
                           -----       -----          -----      -----      -----
Net Asset Value, End
 of Period............    $10.51      $13.90         $15.95     $14.51     $13.90
                          ======      ======         ======     ======     ======
Total Return..........    (24.27)%     (8.34)%        25.93%      9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440       $197,235   $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%          0.78%      0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%          3.11%      1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%          65.5%      33.9%      22.7%


                            2001       2000/(B)/
                            ----       ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..     $9.37      $10.00
Income from Investment
 Operations:
 Net Investment Income      0.08        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.48)      (0.63)
                           -----       -----
 Total From Investment
            Operations     (0.40)      (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)
                           -----       -----
   Total Dividends and
         Distributions     (0.04)      (0.02)
                           -----       -----
Net Asset Value, End
 of Period............     $8.93       $9.37
                           =====       =====
Total Return..........     (4.24)%     (6.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,964      $4,883
 Ratio of Expenses to
  Average Net Assets..      1.35%       1.34%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      2.33%       1.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.97%       1.06%/(d)/
 Portfolio Turnover
  Rate................     137.4%       44.0%/(d)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999         1998/(E)/
                           ----       ----       ----         ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.87     $16.66      $9.00         $9.97
Income from Investment
 Operations:
 Net Investment Income     0.04      (0.04)     (0.02)         0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.07)     (1.89)      8.41         (0.95)
                          -----      -----       ----         -----
 Total From Investment
            Operations    (3.03)     (1.93)      8.39         (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         (0.03)
 Distributions from
  Capital Gains.......       --      (0.86)     (0.73)           --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (0.86)     (0.73)        (0.03)
  ----                               -----      -----         -----
Net Asset Value, End
 of Period............   $10.84     $13.87     $16.66         $9.00
                         ======     ======     ======         =====
Total Return..........   (21.85)%   (11.50)%    93.81%       (10.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,674    $50,023    $40,040       $13,075
 Ratio of Expenses to
  Average Net Assets..     1.41%      1.44%      1.32%         1.34%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%     (0.26)%    (0.28)%        0.24%/(d)/
 Portfolio Turnover
  Rate................    123.8%     292.7%     241.2%         60.3%/(d)/

                           2001       2000      1999/(B)/
                           ----       ----      ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.67     $13.26      $9.93
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.08)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.79)     (1.51)      3.36
                          -----      -----       ----
 Total From Investment
            Operations    (2.82)     (1.59)      3.33
                          -----      -----       ----
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)        --         --
  ----                    -----
Net Asset Value, End
 of Period............    $8.84     $11.67     $13.26
                          =====     ======     ======
Total Return..........   (24.22)%   (11.99)%    32.47%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,445     $7,399     $7,045
 Ratio of Expenses to
  Average Net Assets..     1.17%      1.20%      1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%      1.25%      1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.66)%    (0.47)%/(d)/
 Portfolio Turnover
  Rate................     32.1%      24.3%      39.6%/(d)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999/(C)/
                           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income     0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.23)     (1.14)      0.97
                          -----      -----       ----
 Total From Investment
            Operations    (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.10)     (0.07)
 Distributions from
  Capital Gains.......       --      (0.05)     (0.08)
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.15)     (0.15)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.29      $9.52     $10.71
                          =====      =====     ======
Total Return..........   (12.10)%    (9.67)%     8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..     0.40%      0.40%      0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.41%      0.46%      0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%      1.01%      1.41%/(e)/
 Portfolio Turnover
  Rate................     10.8%      11.0%       3.8%/(e)/

                           2001       2000       1999        1998/(F)/
                           ----       ----       ----        ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.00      $8.07      $8.17       $10.04
Income from Investment
 Operations:
 Net Investment Income       --       0.04       0.02         0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.17       0.93      (0.11)       (1.86)
                           ----       ----      -----        -----
 Total From Investment
            Operations     0.17       0.97      (0.09)       (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.01)       (0.04)
  ----                               -----      -----        -----
   Total Dividends and
         Distributions       --      (0.04)     (0.01)       (0.04)
  ----                               -----      -----        -----
Net Asset Value, End
 of Period............    $9.17      $9.00      $8.07        $8.17
                          =====      =====      =====        =====
Total Return..........     1.89%     12.13%     (1.07)%     (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,559    $10,397     $6,418       $5,384
 Ratio of Expenses to
  Average Net Assets..     1.30%      1.06%      1.06%        1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.20%      1.28%          --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.05)%     0.59%      0.22%        0.57%/(e)/
 Portfolio Turnover
  Rate................    127.2%     178.8%      88.9%        55.3%/(e)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998           1997
                            ----        ----       ----       ----           ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90     $34.37     $35.47         $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10       0.12       0.22           0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76       4.20       0.94           6.48
                           -----        ----       ----       ----           ----
 Total From Investment
            Operations     (1.26)       4.86       4.32       1.16           6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)     (0.12)     (0.22)         (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)     (1.67)     (2.04)         (0.76)
                           -----       -----      -----      -----          -----
   Total Dividends and
         Distributions     (1.12)      (7.29)     (1.79)     (2.26)         (0.99)
                           -----       -----      -----      -----          -----
Net Asset Value, End
 of Period............    $32.09      $34.47     $36.90     $34.37         $35.47
                          ======      ======     ======     ======         ======
Total Return..........     (3.71)%     14.59%     13.04%      3.69%         22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681   $262,350   $259,470       $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%      0.61%      0.62%          0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%      0.32%      0.63%          0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%      79.6%      26.9%           7.8%

                            2001        2000       1999      1998/(B)/
                            ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income     (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.68)       0.77       1.01      (0.28)
                           -----        ----       ----      -----
 Total From Investment
            Operations     (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.02)     (0.02)        --
 Distributions from
  Capital Gains.......     (0.24)      (0.97)        --         --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.24)      (0.99)     (0.02)        --
   ----                    -----       -----      -----
Net Asset Value, End
 of Period............     $8.49      $10.46     $10.66      $9.65
                           =====      ======     ======      =====
Total Return..........    (16.92)%      8.10%     10.67%     (3.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.97%       0.96%      0.96%      1.27%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.66)%      0.27%      0.26%     (0.14)%/(d)/
 Portfolio Turnover
  Rate................      55.2%      161.9%      74.1%      91.9%/(d)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001      2000/(C)/
                           ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (1.87)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (1.87)
                          -----      -----
Net Asset Value, End
 of Period............    $5.90      $8.13
                          =====      =====
Total Return..........   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    309.1%     246.9%/(e)/

                           2001       2000         1999/(F)/
                           ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income     0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.35)      3.12          1.24
                          -----       ----          ----
 Total From Investment
            Operations    (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --         (0.02)
 Distributions from
  Capital Gains.......    (0.54)     (1.66)        (0.22)
                          -----      -----         -----
   Total Dividends and
         Distributions    (0.55)     (1.66)        (0.24)
                          -----      -----         -----
Net Asset Value, End
 of Period............   $11.68     $12.57        $11.11
                         ======     ======        ======
Total Return..........    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................    208.8%     233.2%        154.0%/(e)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999       1998          1997
                            ----       ----       ----       ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039      0.059      0.048      0.051         0.051
                           -----      -----      -----      -----         -----
 Total From Investment
            Operations     0.039      0.059      0.048      0.051         0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)    (0.059)    (0.048)    (0.051)       (0.051)
                          ------     ------     ------     ------        ------
   Total Dividends and
         Distributions    (0.039)    (0.059)    (0.048)    (0.051)       (0.051)
                          ------     ------     ------     ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000        $1.000
                          ======     ======     ======     ======        ======
Total Return..........      3.92%      6.07%      4.84%      5.20%         5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923   $114,710   $120,924    $83,263       $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%      0.52%      0.52%      0.52%         0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%      5.88%      4.79%      5.06%         5.12%

                            2001       2000       1999      1998/(A)/
                            ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income      0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.47       2.09      (0.85)     (0.97)
                            ----       ----      -----      -----
 Total From Investment
            Operations      0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----
Net Asset Value, End
 of Period............    $10.77     $10.29      $8.20      $9.07
                          ======     ======      =====      =====
Total Return..........      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      92.4%      44.7%     101.9%       5.6%/(c)/


/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(B)/
                           ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income       --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20      (1.24)      3.52      (2.06)
                           ----      -----       ----      -----
 Total From Investment
            Operations     0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --         --
 Distributions from
  Capital Gains.......       --      (1.68)     (0.99)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.70)     (0.99)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $8.03      $7.83     $10.74      $8.21
                          =====      =====     ======      =====
Total Return..........     2.55%    (11.73)%    43.58%    (20.51)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     1.00%      0.90%      0.91%      0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%     0.28%      0.05%     (0.05)%/(d)/
 Portfolio Turnover
  Rate................    154.5%     135.4%     111.1%      45.2%/(d)/

                           2001       2000       1999      1998/(E)/
                           ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.89)     (2.67)      9.70       0.30
                          -----      -----       ----       ----
 Total From Investment
            Operations    (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......       --      (1.22)     (0.19)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.22)     (0.19)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............   $10.60     $15.59     $19.56     $10.10
                         ======     ======     ======     ======
Total Return..........   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    152.2%      90.8%      98.0%     166.5%/(d)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999     1998/(B)/
                           ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income     0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.60       2.17      1.72     (1.50)
                           ----       ----      ----     -----
 Total From Investment
            Operations     0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Capital Gains.......    (0.49)     (0.98)       --        --
  ----                    -----      -----
   Total Dividends and
         Distributions    (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............   $11.37     $11.26    $10.06     $8.34
                         ======     ======    ======     =====
Total Return..........     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     67.8%     133.0%     89.7%     53.4%/(d)/

                           2001       2000      1999     1998/(E)/
                           ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..   $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income     0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.70)      1.81      0.02      1.35
                          -----       ----      ----      ----
 Total From Investment
            Operations    (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Capital Gains.......       --      (0.28)    (0.05)       --
  ----                               -----     -----
   Total Dividends and
         Distributions    (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............    $8.73     $12.43    $10.90    $10.93
                          =====     ======    ======    ======
Total Return..........   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................    104.2%     146.7%     23.0%      9.5%/(d)/


/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

See accompanying notes.


ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944



                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                      LARGECAP VALUE ACCOUNT
          BOND ACCOUNT                          MICROCAP ACCOUNT
          CAPITAL VALUE ACCOUNT                 MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT                 MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MICAP GROWTH EQUITY ACCOUNT
          GROWTH ACCOUNT                        MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                 MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS        REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT                SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT               SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT        UTILITIES ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                  The date of this Prospectus is May 1, 2002.



As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Bond Account..........................................................10

  Capital Value Account.................................................12

  Equity Growth Account.................................................14

  Government Securities Account.........................................16

  Growth Account........................................................18

  International Account.................................................20

  International Emerging Markets Account................................22

  International SmallCap Account........................................24

  LargeCap Blend Account................................................26

  LargeCap Growth Account...............................................28

  LargeCap Growth Equity Account........................................30

  LargeCap Stock Index Account..........................................32

  LargeCap Value Account................................................34

  MicroCap Account......................................................36

  MidCap Account........................................................38

  MidCap Growth Account.................................................40

  MidCap Growth Equity Account..........................................42

  MidCap Value Account..................................................44

  Money Market Account..................................................46

  Real Estate Account...................................................48

  SmallCap Account......................................................50

  SmallCap Growth Account...............................................52

  SmallCap Value Account................................................54

  Utilities Account.....................................................56


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................58

PRICING OF ACCOUNT SHARES...............................................63

DIVIDENDS AND DISTRIBUTIONS.............................................63

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................64
  The Manager...........................................................64

  The Sub-Advisors......................................................65

  Duties of the Manager and Sub-Advisors................................72

  Fees Paid to the Manager..............................................72


MANAGERS' COMMENTS......................................................73

GENERAL INFORMATION ABOUT AN ACCOUNT....................................97
  Eligible Purchasers...................................................97

  Shareholder Rights....................................................97

  Non-Cumulative Voting.................................................98

  Purchase of Account Shares............................................98

  Sale of Account Shares................................................98

  Restricted Transfers..................................................99

  Financial Statements..................................................99


FINANCIAL HIGHLIGHTS....................................................99

ADDITIONAL INFORMATION..................................................112

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Berger Financial Group LLC ("Berger")
.. Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")
.. Federated Investment Management Company ("Federated")
.. Goldman Sachs Asset Management ("GSAM")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("Morgan Stanley")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Capital Income Investors, LLC ("Principal Capital - II")*
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
  * Principal Management Corporation, Invista, Principal Capital - II and Principal Life are members of the Principal Financial Group/(R)/.



In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal yearBLANK/ESTIMATES OF EXPENSES. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61
2001    -3.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  11.48%
                               LOWEST  Q3 '98  -8.16%


The year-to-date return as of March 31, 2002 is -0.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............     -3.92         8.52            N/A             10.01
 S&P 500 Index ........    -11.88        10.70          12.93
 Lehman Brothers
 Aggregate Bond Index .      8.42         7.43           7.23
 Morningstar Domestic
 Hybrid Category.......     -4.01         7.01           8.98
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.80
 Other Expenses......................          0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.85

 Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                  $87   $271  $471  $1,049

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Account's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Account's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13
2001    -6.96


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  9.54%
                               LOWEST  Q1 '01  -7.91%


The year-to-date return as of March 31, 2002 is -0.19%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 BALANCED ACCOUNT ................               -6.96                4.71                 8.09                     9.45
 Lehman Brothers Aggregate Bond
 Index/(1)/.............................          8.42                7.43                 7.23
 S&P 500 Index ...................              -11.88               10.70                12.93
 Lehman Brothers Long Term Gov't./Credit
 Bond Index......................                 7.26                8.05                 8.42
 Morningstar Domestic Hybrid Category            -4.01                7.01                 8.98
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.59
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT                                                                          $62   $195  $340  $762

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

58.96% in securities rated Aaa      14.13% in securities rated A      3.72% in securities rated Ba
3.66% in securities rated Aa        18.63% in securities rated Baa    0.90% in securities rated B




MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17
2001    8.12


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16
2001    -8.05


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88
 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Morgan Stanley studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


Morgan Stanley considers selling a portfolio holding when it determines the holding no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71
2001    -14.86


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01  -18.25%


The year-to-date return as of March 31, 2002 is -3.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........         -14.86                 10.30                    N/A                      16.05
 S&P 500 Index/(1)/ ............         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.74
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.75

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                     $77   $240  $417  $930

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.


MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal Capital - II, to be of equivalent quality.

The Account relies on the professional judgment of Principal Capital - II to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal Capital - II is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal Capital - II believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2999    11.40
2001    7.61



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95   6.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of March 31, 2002 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     7.61          7.40          7.04              8.21
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.22          7.49          7.10
 Morningstar
 Intermediate
 Government Category..      6.84          6.33          6.21
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.49

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $50      $157      $274      $616

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15
2001    -25.50


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01  -23.55%


The year-to-date return as of March 31, 2002 is -3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................         -25.50                  3.73                    N/A                       7.88
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34
2001    -24.27


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98  16.60%
                               LOWEST  Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -4.24


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01  -23.90%


The year-to-date return as of March 31, 2002 is 12.09%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -4.24          N/A           N/A              -8.60
 MSCI Emerging Markets
 Free Index-ID.........     -4.91        -7.80          0.95
 Morningstar
 Diversified Emerging
 Markets Category......     -3.73        -4.79          0.89
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         1.25
 Other Expenses......................         1.08
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.33*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.35% through April 30, 2002. Additionally, the Manager has agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.75% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $236  $727  $1,245  $2,666

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    93.81
2000    -11.50
2001    -21.85


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01  -21.49%


The year-to-date return as of March 31, 2002 is 3.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT ..              -21.85                N/A                   N/A                     5.13
 MSCI EAFE Small Cap Index/(1)/ ..              -12.51                N/A                   N/A
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND...............................        -21.44               0.89                  4.46
 Morningstar Foreign Stock Category             -21.93               2.34                  6.32
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.20
 Other Expenses..................              0.21
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.41

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                        $144  $446  $771  $1,691

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees......................        0.75
 Other Expenses.......................        0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.05*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP BLEND ACCOUNT                                                                $102  $318  $552  $1,225

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -11.99
2001    -24.22


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
                               LOWEST  Q3 '01  -24.61%


The year-to-date return as of March 31, 2002 is -3.39%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............    -24.22          N/A            N/A             -4.54
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category......     -23.63         8.24          10.03
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.17


  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP GROWTH ACCOUNT                                                               $119  $372  $644  $1,420

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

MAIN STRATEGIES
The Account is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Index) at the time of purchase. In addition, the Account may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


The Account is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Account may be invested in the obligations of a limited number of issuers. The value of the shares of the Account may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -30.08


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01  -21.14%


The year-to-date return as of March 31, 2002 is -4.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............    -30.08          N/A            N/A            -40.14
 Russell 1000 Growth
 Index.................    -20.42         8.27          10.79
 Morningstar Large
 Growth Category.......    -23.63         8.24          10.03
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         1.00
 Other Expenses......................         0.11
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.11*


 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $113  $353  $612  $1,352

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    -9.67
2001    -12.10


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  14.68%
                               LOWEST  Q3 '01  -14.77%


The year-to-date return as of March 31, 2002 is 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............    -12.10          N/A            N/A             -5.30
 S&P 500 Index ........    -11.88        10.70          12.93
 Morningstar Large
 Blend Category.......     -13.68         8.87          11.31
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.35
 Other Expenses..................             0.06
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.41*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $42   $131  $227  $504

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the vlaue of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             0.75
 Other Expenses..................             0.11
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.86*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2003.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 LARGECAP VALUE ACCOUNT                                                                $88   $274  $477  $1,061

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    -1.07
2000    12.13
2001    1.89


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98  -26.11%


The year-to-date return as of March 31, 2002 is 5.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....     1.89           N/A            N/A             -2.19
 Russell 2000 Index ...     2.49          7.52          11.51
 Morningstar Small
 Blend Category.......      8.41         10.91          13.25
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.30
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.30

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MICROCAP ACCOUNT                                                                          $132  $412  $713  $1,568

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59
2001    -3.71


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    10.67
2000    8.10
2001    -16.92


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01  -25.25%


The year-to-date return as of March 31, 2002 is -0.94%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT .........         -16.92                   N/A                    N/A                      -1.10
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P MidCap 400 Index ..........          -0.60                 16.11                  15.01
 Morningstar Mid-Cap Growth
 Category ......................         -21.28                  8.44                  10.30
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.97

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $99   $309  $536  $1,190

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2001    -27.43


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01  -31.45%


The year-to-date return as of March 31, 2002 is -4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............    -27.43          N/A            N/A            -35.90
 Russell Midcap Growth
 Index.................    -20.16         9.02          11.11
 Morningstar Mid-Cap
 Growth Category......     -21.28         8.44          10.30
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................             1.00
 Other Expenses..................             0.35
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.35*


 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 1.10% through April 30, 2002.

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 MIDCAP GROWTH EQUITY ACCOUNT                                                          $137  $428  $739  $1,624

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

2000    31.03
2001    -2.58


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.54%
                               LOWEST  Q3 '99  -12.71%

The year-to-date return as of March 31, 2002 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .     -2.58          N/A            N/A             13.69
 Russell Midcap Value
 Index.................      2.34        11.46          14.41
 Morningstar Mid-Cap
 Value Category.......       6.40        11.68          13.81
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.05
 Other Expenses..................              0.31
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.36

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $139  $433  $752  $1,668

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07
2001    3.92



                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    -4.48
2000    30.97
2001    8.75


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%


The year-to-date return as of March 31, 2002 is 8.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..      8.75          N/A           N/A              6.76
 Morgan Stanley REIT
 Index.................     12.83         6.11           N/A
 Morningstar Specialty
 - Real Estate Category      8.93         6.19          9.99
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.90
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 REAL ESTATE ACCOUNT                                                                       $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizationS (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    43.58
2000    -11.73
2001    2.55


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01  -25.61%


The year-to-date return as of March 31, 2002 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT ..............          2.55                    N/A                    N/A                       0.89
 Russell 2000 Index/(1)/ .......          2.49                   7.52                  11.51
 S&P SmallCap 600 Index ........          6.54                  10.66                  13.61
 Morningstar Small Blend
 Category ......................          8.41                  10.91                  13.25
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.15
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.00

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                          $102  $318  $552  $1,225

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily common stocks of small companies believed to have the potential for rapid revenue and earnings growth.

The Account's stock selection focues on companies that either occupy a dominat position in an emerging industry or have a growing market share in a larger fragmented industry. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies with:
.. innovative technology, products or services that may enable the company to be a market share leader;
.. strong entrepreneurial management with clearly defined strategies for growth;
  and
.. solid balance sheets.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. In certain unusual circumstances, the Account may be unable to remain invested at these levels in securities with the stated market capitalization. Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Account may actively trade portfolio securites in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established thus posing greater market, liquidity and information risks. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. In addition, there is a risk that the Sub-Advisor's strategy will not achieve the desired results.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who intend to make a long-term investment commitment and are wiling to accept above average risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    95.69
2000    -13.91
2001    -32.01


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01  -37.66%


The year-to-date return as of March 31, 2002 is -8.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............    -32.01          N/A            N/A             4.60
 Russell 2000 Growth
 Index.................     -9.23         2.87           7.19
 Morningstar Small
 Growth Category......      -9.02         8.94          10.89
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.00
 Other Expenses..................              0.05
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.05

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    21.45
2000    23.87
2001    6.25


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98  -19.14%


The year-to-date return as of March 31, 2002 is 10.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT      6.25          N/A            N/A             8.69
 Russell 2000 Value
 Index.................     14.02        11.20          15.11
 Morningstar Small
 Value Category.......      17.31        11.29          13.47
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              1.10
 Other Expenses..................              0.14
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          1.24

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $126  $393  $681  $1,500

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO

1999    2.29
2000    19.18
2001    -27.70


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01  -16.65%


The year-to-date return as of March 31, 2002 is -2.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 UTILITIES ACCOUNT ....    -27.70          N/A            N/A             0.45
 S&P 500 Index ........    -11.88        10.70          12.93
 Dow Jones Utilities
 w/Income Index........    -26.25         8.95            N/A
 Morningstar Specialty
 - Utilities Category .    -21.39         7.85           9.18
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.60
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 UTILITIES ACCOUNT                                                                         $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rates are calculated for the LargeCap Blend and LargeCap Value Accounts as they have been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.



PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal Capital - II. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal Capital - II and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal Capital - II on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA . As portfolio manager for Principal Capital - II, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2001, Alliance managed $455 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        Steven Pisarkiewicz




MARILYN G. FEDAK . Ms. Fedak was named chief investment officer and chairman of the U.S. Equity Investment Policy Group, and was also elected to the Board of Directors, in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. Ms. Fedak is a member of the Small-Capitalization, International, Global, Global Balanced, Canadian Equity and Advanced Value Investment Policy Groups, and the Private Client Investment Group. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972, and is a Chartered Financial Analyst.



STEVEN PISARKIEWICZ . Mr. Pisarkiewicz, Chief Investment Officer, Structured Equity Services Senior Portfolio Manager, joined the firm as a managing director of financial advisors in 1989. In 1992, he was named managing director of Institutional Services; in 1997, he was named senior portfolio manager for U.S. equities and became a member of the U.S. Equity Investment Policy Group. In late 1998, he assumed his current role as chief investment officer for Structured Equity Services. Prior to joining Bernstein, he was a vice president and senior consultant with SEI Corporation from 1983 to 1989, and a director of strategic planning for Emerson Electric Company from 1979 to 1983. Mr. Pisarkiewicz earned a BS from the University of Missouri in 1972 and an MBA in 1979 from the University of California at Berkeley.


SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2001, Dreyfus managed or administered approximately $187 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                John O'Toole




JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Duncan-Hurst was founded in 1990. Its address is 4365 Executive
         Drive, Suite 1520, San Diego, CA 92121. As of December 31, 2001, Duncan-Hurst managed assets of approximately $3.3 billion for institutional and individual investors.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth Equity       David C. Magee




DAVID C. MAGEE . Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.


SUB-ADVISOR: Goldman Sachs Assets Management ("GSAM"), a business unit of the
         Investment Managerment Division ("IMD") of Goldman, Sachs & Co. is located at 32 Old Slip, New York, NY 10005. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Managing Director, Goldman Sachs. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Managing Director, Goldman Sachs. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Vice President, Goldman Sachs. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated managed $163.6 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore
                                        J. Thomas Madden
                                        Bernard J. Picchi




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.


DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.



J. THOMAS MADDEN, CFA . Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.



BERNARD J. PICCHI, CFA . Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




ROBERT BAUR, PH.D . Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



FERNANDO DIAZ. Mr. Diaz has been a portfolio manager with Invista since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Invista). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



DIRK LASCHANZKY, CFA . As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Invista in 2001, specializing in emerging markets portfolios. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Invista since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Invista) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Presidential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2001, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $600 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
           Government Securities        Mark Karstrom
                                        Martin J. Schafer




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal Capital - II with responsibility for mortgage-backed securities. Prior to joining Principal Capital - II in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.





FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.


ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.



DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Asset Allocation              0.85%     LargeCap Stock Index     0.40%*
      Balanced                      0.61      MicroCap                 1.30
      Bond                          0.50      MidCap                   0.62
      Capital Value                 0.61      MidCap Growth            0.97
      Equity Growth                 0.75      MidCap Growth Equity     1.10*
      Government Securities         0.49      MidCap Value             1.36
      Growth                        0.61      Money Market             0.50
      International                 0.92      Real Estate              0.92
      International Emerging                  SmallCap                 1.00
      Markets                       1.35*
      International SmallCap        1.41      SmallCap Growth          1.05
      LargeCap Growth               1.17      SmallCap Value           1.24
      LargeCap Growth Equity        1.10*     Utilities                0.62


    * After waiver.


The Fund also entered into an agreement with the Sub-Advisor for the LargeCap Blend and LargeCap Value Accounts which were added to the Fund as of May 1, 2002. Under those agreements, the Manager will pay the respective Sub-Advisor as follows (the fees are based on the net asset value of the Account):
.. LargeCap Blend - on the first $75 million of net assets - the fee is 0.35%;
  next $200 million - 0.25%; next $250 million - 0.20%; and net assets of $525 million - 0.15%.
.. LargeCap Value - on the first $10 million of net assets - the fee is 0.60%;
  next $15 million - 0.50%; next $25 million - 0.40%; next $50 million - 0.30%; next $50 million - 0.25%; next $50 million - 0.225%; and net assets of $200 million - 0.200%. However, during the first six months following the Account's SEC effective date, Bernstein is paid a fee which accrues daily and is paid monthly at an annual rate of 0.47% of the Account's net asset value.


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved. The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS



Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2001. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


ASSET ALLOCATION ACCOUNT

During 2001, the world's three leading economies shrank together for the first time since 1974. The U.S. was pushed into a recession by a collapse in business investment, which was further compounded by the September 11 terrorist attacks. March marked the beginning of the official start of the U.S. recession, and the slowdown stretched around the world. Throughout the year markets experienced poor economic performance and a deterioration of profits. However, the U.S. Federal Reserve acted aggressively, reducing interest rates a record 11 times, to a 40 year low, and central banks around the world followed suit also in reducing interest rates to spur economic growth. Although the MSCI World Index fell -16.8% in U.S. dollar terms, for the full year, equity markets finished the year with a very positive quarter. The MSCI World Index gained +8.6% in U.S. dollar terms, from October through December. Bonds benefited most of the year from slower economic growth, with the Lehman Aggregate Index rising 8.4% for the full year, despite a weak fourth quarter.
LOGO
              Total Returns*
         as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -3.92%  8.52%   10.01%**
** Since inception 6/1/94

In Thousands


           Lehman Brothers          S&P 500         Morningstar        Asset
           Aggregate Bond            Index            Domestic      Allocation
                Index                                  Hybrid        Account*
                                                      Category
                      10                  10               10            10
   1994           10.077               10.23           10.006        10.052
   1995           11.938              14.074           12.494        12.128
   1996           12.369              17.305           14.127        13.696
   1997           13.566              23.078           16.704        16.187
   1998           14.742              29.673           18.792        17.673
   1999            14.62              35.916            20.34        21.117
   2000            16.32              32.644           20.759        21.457
   2001           17.694              28.766           19.927        20.616

Note: Past performance is not predictive of future performance.


Within equities, poor performance in the technology/telecom sector drove Value (-5.6%) to outperform Growth (-20.4%) strategies. Mid (-0.6%) and small (+2.5%) cap stocks outperformed the large cap S&P 500 (-11.9%) by a healthy margin. Mid cap and Small cap companies had less extended valuations and very modest earnings expectations throughout the year. Within bonds, improving liquidity conditions from the Fed and anticipation of budget deficits caused spread products to outperform. High quality corporate debt (+10.9%) led the bond market, followed by Mortgages (8.2%) and Treasuries (+6.7%).


Currency effects hobbled Non-U.S. stock market performance in 2001, as the U.S. dollar remained stubbornly strong. The Euro, which had rallied in the fourth quarter of 2000, resumed its weakness, falling from 0.95 to a low of 0.84 before rebounding to 0.88 by year-end. The Yen, which opened the year at 115, fell to a 3-year low of 131.7. Europe and Japan underperformed the U.S., despite entering the year with more attractive valuations and a less pronounced economic downturn. The key difference rested with the central bank, which, in the U.S., was perceived to be much more proactive in supplying liquidity to the market, than the ECB and the BoJ.


For the year ended December 31, 2001, the Asset Allocation Account (net of fees) declined -4.8% outperforming a financial benchmark decline of -5.3% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE (net), and 40% Lehman Aggregated) and the Morningstar Domestic Hybrid Median return of -4.9%. We would attribute the majority of our outperformance to asset allocation decisions made during the year. On balance, we maintained a defensive allocation strategy by overweighting fixed income and cash and underweighting equities through the year. This strategy enhanced results as equities declined in value in a difficult market environment. Within equities, we preferred the U.S. to the non-U.S., which also benefited returns as the non-U.S. markets under performed the U.S. As of December 31, 2001 our allocation to U.S. equities was 41.4 %, with an 11.2% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 47.4%.


From a security selection perspective, several strategies added value during the year. These strategies included Large Cap Value (+0.7%) which outperformed the S&P 500 Index (-11.9%) for this period, as valuations began to be scrutinized more carefully by market participants. The performance of U.S. fixed income also benefited from an opportunistic allocation to U.S. Treasury's (+9.6%) and the performance of the Domestic Fixed Income segment (+8.9%) relative to the Lehman Aggregate gain of +8.4%. The Domestic Fixed Income portfolio particularly benefited in the fourth quarter from a narrowing of spreads relative to Treasury's.


The main detractor from performance was growth-oriented equity strategies, which faced a challenging market environment. The Equity Growth segment (-14.8%) underperformed the S&P 500 (-11.9%). Similarly, an allocation to Small Company Growth, which was liquidated early in the second quarter, failed to outperform the S&P 500. In the non-U.S., the International Equity strategy slightly underperformed the MSCI EAFE benchmark (-22.1% vs. -21.4%); however, non-U.S. markets dramatically underperformed the U.S.


The year ended with mixed economic news, which, on balance, seemed to indicate a recovery. Consumer confidence continued to rise, and manufacturing conditions improved. Despite these seemingly positive trends, we continued to hold a bearish view of the economy grounded in a concern for corporate profits, the remaining capital expenditure hangover, and poor consumer fundamentals. With a tepid recovery expected, it is difficult to foresee corporate profits benefiting as widely or as much as equities are now pricing in. Poor profits will continue to keep a lid on private sector capital expenditure, which had become bloated in the late 1990's. Furthermore, despite stronger consumer confidence figures, individuals' balance sheets remain poor. Indebtedness is nearing historic highs, while household wealth and incomes have fallen. Given these weak foundations, we believe that the current optimism in the stock market may soon fade. As such, we have maintained a more defensive portfolio posture by under weighting equities and overweighting fixed income and cash.

BALANCED ACCOUNT

The year 2001 was the second consecutive year the broad domestic equity markets declined as the record economic expansion of the 1990s came to an end and a recession was officially declared. Bond yields declined throughout the year and prices moved up. The foreign equity markets were also down in line with the drop in the domestic market. Balanced accounts, that held a mix of fixed income and equity assets, were spared some of the equity market decline with the positive returns of the fixed income segment.
LOGO
                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -6.96%  4.71%   8.09%   9.45%**
** Since inception 12/18/87


          S&P 500          Lehman Brothers     Morningstar            Balanced
           Index           Aggregate Bond        Domestic             Account*
                                Index             Hybrid
                                                 Category
                10                  10               10                   10
   1992     10.762               10.74           10.822                11.28
   1993     11.847              11.787           12.128               12.528
   1994     12.003              11.443           11.818               12.266
   1995     16.514              13.557           14.757               15.281
   1996     20.306              14.049           16.686               17.287
   1997     27.080              15.405            19.73               20.386
   1998     34.819              16.744           22.196               22.814
   1999     42.145              16.607           24.025               23.362
   2000     38.306              18.538            24.52               23.392
   2001     33.755              20.099           23.537               21.764

Note: Past performance is not predictive of future performance.


The Federal Reserve moved aggressively during the year, cutting short-term interest rates 11 different times from 6.50% January 1 to 1.75% by the end of the year. The yield curve of interest rates with varying maturities became steeper during the year as short-term interest rates dropped further than rates on longer maturity securities.


The domestic equity market was down for the year as investors became more concerned about the economy's viability and its ability to recover, particularly in light of the September 11 terrorist attacks. During the fourth quarter the outlook started to improve as investors saw signs of expansion in earnings forecasted for 2002. This possibility gave the equity markets a needed boost. The slowdown in the economy led many firms to cut expenses, which resulted in lower corporate spending and increased layoffs. The consumer market stayed strong throughout much of the year, but with unemployment rates accelerating and the home refinancing cash-out boom behind us the consumer sector is in question. Overseas, the equity markets also moved down during the year as the economic slowdown expanded worldwide. Foreign central banks moved to lower their rates in an attempt to stimulate investors.


The Balanced Account was down for the year due to the overall drop in the equity market returns. The advances in the bond market could not overcome the stock market fall. The portfolio was overweighted in value companies throughout the year, which provided better returns than growth companies for the 12 months. We implemented an overweighted position in equities during the fourth quarter as expectations of stock outperformance improved.


The Balanced Account is measured relative to a benchmark of 60% S&P 500 and 40% Lehman Aggregate Bond Index. For the year, the Account's performance trailed the index due to the underlying investment performance in the equity portfolio.

BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO
                   Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87



           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.


Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO
                      Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.


Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

EQUITY GROWTH ACCOUNT

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.
LOGO
         Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 -14.86% 10.30%  16.05%**
** Since inception 6/1/94

In Thousands

               S&P 500            Morningstar              Equity Growth
                Index            Large Growth                Account*
                                   Category
                      10                  10                   10
   1994           10.23               10.114               10.259
   1995           14.074              13.378               14.792
   1996           17.305              15.913               18.941
   1997           23.078              19.891               24.784
   1998           29.674              26.566               29.481
   1999           35.917              37.118               41.126
   2000           32.645              31.888                36.31
   2001           28.767              24.353               30.914

Note: Past performance is not predictive of future performance.


For the year the Account lagged the S&P 500 as a result of stock selection. While it is never satisfying to report negative numbers and to lag the primary index, we are pleased with performance relative to the growth universe and other growth managers. We have exceeded both benchmarks for the second year in a row, a period that has been extremely difficult for growth managers.


The Account was, on average, 5% overweight in technology, the largest sector in the Account, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective space. Stock selection in telecomm services, which was less than 5% of the Account, also detracted from performance. Providers such as Verizon and SBC suffered modest declines as growth rates slowed and the companies were forced to delay expenditures and lay off staff. We also eliminated the communication tower holdings, including American Tower, as the business models for these companies will continue to be slowed by the malaise in the telecomm segment. While we do believe in the growth in wireless traffic, clearly it will take place more slowly than originally anticipated and we do not want this exposure while the economy remains weak and there is no visible catalyst for a recovery for the telecomm providers.


Industrials, which were the largest overweight and second largest sector, averaging 19% of the Account also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the index sector return. Tyco, which remained the largest holding, was a strong performer. The Account was also overweight healthcare, averaging 20% of the Account, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.


The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. If the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

GOVERNMENT SECURITIES ACCOUNT

The Account returned -0.09% in the fourth quarter vs. the Lehman MBS Index return of +0.07%. This difference accounted for much of the Account's underperformance for the year. The year performance of 7.61% vs. the Lehman MBS Index of 8.22% reflects the Account's slightly longer duration in the fourth quarter.
LOGO
                      Total Returns*
                as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
         7.61%   7.40%   7.04%    8.21%**
** Since inception 4/9/87


           Lehman Brothers        Morningstar      Government
           Mortgage-Backed       Intermediate      Securities
             Bond Index           Government        Account*
                                   Category
                    10                  10               10
   1992         10.697              10.639           10.684
   1993         11.429              11.493            11.76
   1994         11.245              11.031           11.227
   1995         13.134              12.842           13.368
   1996         13.837              13.202           13.816
   1997          15.15              14.318           15.251
   1998         16.204              15.385           16.512
   1999         16.505              15.163           16.464
   2000         18.347              16.795           18.341
   2001         19.855              17.944           19.737

Note: Past performance is not predictive of future performance.


For 2001, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments (early return of principal) and to better participate in the bond market rally.


In November and December, the bond market reacted to early signs of a rebound in the economy and an end to government surpluses. During this period long-term interest rates increased by 0.50%. This interest rate increase and a longer portfolio duration combined with faster principal repayments from refinancing activity to cause the Account to underperform relative to the Index for the fourth quarter.


The improvement in relative performance to the Morningstar peer group continues to validate our overall MBS strategy, which emphasizes higher yield and lower price volatility than U.S. Treasury bonds. The Account produced a 21st percentile ranking for the quarter and 38th for the year. Performance remains above median for longer time periods (i.e., three, five and 10 years).


GROWTH ACCOUNT

For 2001, the Growth Account declined 25.50% as compared to a 20.42% decline in the Russell 1000 Growth Index. Most of the relative underperformance occurred in the technology and consumer staple sectors. Solid performance in communications services, consumer cyclicals, health care and financials helped offset the underperformance in the other sectors.
LOGO
         Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 25.50% 3.73%      7.88%**
** Since inception 5/2/94


            Russell 1000      S&P 500       Morningstar           Growth
            Growth Index       Index        Large Growth          Account*
                                             Category
                   10            10               10                  10
   1994        10.687        10.397           10.132              10.542
   1995        14.661        14.304           13.402              13.243
   1996        18.051        17.588           15.942                14.9
   1997        23.555        23.455           19.928              18.917
   1998        32.673        30.158           26.616              22.957
   1999        43.507        36.503           37.188              26.729
   2000        33.753        33.178           31.948              24.016
   2001        26.861        29.236           24.399              17.892

Note: Past performance is not predictive of future performance.


Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. Unfortunately, the Account holds more cyclical technology issues that lagged the sector in the economic contraction. As in the fourth quarter, stock specific issues related to tourism and acquisitions hurt the consumer staples sector.


The Account benefited from strong performance in individual stocks in the health care, communications and financials sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena. The communications sector did well thanks to an emphasis on wireless and a smaller position versus the Index in long distance and local service providers. Financials proved to be a safe haven during the difficult economic environment.


For all of 2001, growth stocks declined 20.42%, significantly underperforming value stocks that lost 5.59%. The first recession in a decade began in March 2001, impacting the earnings of many growth companies and the technology sector in particular. Although the economy slowed in 2001, most of the contraction occurred in the manufacturing and capital goods sectors. Consumer spending held up relatively well, while sectors related to capital spending were severely impacted.


Notwithstanding the difficult economic environment, growth stocks showed solid double-digit gains in the fourth quarter. A few weeks after the September 11 terrorist attacks, evidence started to grow that the economy might be bottoming. With the prospect of an improving economy, growth stocks rose 15.14% outpacing a 7.37% gain in value stocks.


The evidence of an improving economy in 2002 lies with better trends in durable goods orders, inventory levels, consumer confidence and slowing jobless claims. The Federal Reserve's aggressive interest rate cuts from 6.5% to 1.75% are likely starting to take hold. In addition, inflation will likely remain tame due to the recent slow economic activity. Economic growth and low inflation may well be solid drivers for growth stocks in 2002.


INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.


Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

INTERNATIONAL EMERGING MARKETS ACCOUNT

The MSCI Emerging Markets Free (EMF) Index fell 2.49% in 2001, the second negative year in a row, as global markets were caught off guard by the extent of the economic slowdown. On the other hand, emerging markets outperformed the S&P 500 Index (-11.88%), the Nasdaq (-20.81%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-21.61%). Asia was the best performing region, increasing 6.30% for the year, and 32.93% in the fourth quarter, which drove the outperformance. The rebound in technology and consumer stocks following the September 11 terrorist attacks drove Asia's growth sensitive markets higher. Latin America followed Asia, falling 1.92% for the year. Mexico rose 16.94% in 2001, supporting weaker performance in the rest of the region. Eastern Europe/Middle East/Africa (EEMEA) fell 18.66% in 2001.
LOGO
                Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -4.24%            -8.60%**
** Since inception 10/24/00


           Morgan Stanley         Morningstar     International
               Capital            Diversified        Emerging
          International EMF        Emerging          Markets
          (Emerging Markets         Markets          Account*
             Free) Index           Category
                    10                  10               10
   2000          9.328                9.33            9.386
   2001           8.87               8.982            8.982

Note: Past performance is not predictive of future performance.


The portfolio underperformed the MSCI EMF Index by 1.46% in an extremely volatile year. Most of that underperformance occurred in the first quarter, and can be attributed to poor stock selection, particularly in the information technology sector. Our worst performing markets for the year were Malaysia, Brazil, and Israel. We were underweighted in Malaysia on currency concerns. In Brazil, we were hurt by our position in Embraer and by poor stock selection in telecommunication stocks. Our poor performance in Israel can be attributed to high technology exposure early in the year. Positive highlights for the year include Russia, South Africa and Mexico.


We expect emerging markets to perform well in 2002. Emerging markets tend to lead expectations of economic recovery and higher global economic activity will benefit them since they are more leveraged to global growth. Interest rates in developed markets are now at historically low levels, which favors highly indebted countries. We will position the portfolio to participate in this changing economic environment. We have witnessed strength in certain economically sensitive commodities, such as pulp and copper, and look for further confirmation of an upturn. We favor Asian and Latin American markets, which should be more sensitive to a pick up in economic activity.

INTERNATIONAL SMALLCAP ACCOUNT

Global equity markets performed poorly over the past year as lingering effects of the burst technology bubble gave way to a larger economic slowdown. Despite a global reduction in interest rates throughout 2001, lower corporate spending led to weaker growth throughout the economy. The September 11 terrorist attacks added further gloom to the economic outlook, as prospects for a recovery in 2001 diminished.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -21.85%            5.13%**
** Since inception 5/1/98


           Morgan Stanley     Morgan Stanley      Morningstar     International
               Capital            Capital        Foreign Stock      SmallCap
            International      International        Category        Account*
            EAFE (Europe,      EAFE (Europe,
            Australia and      Australia and
              Far East)       Far East) Index
           SmallCap Index
                    10                10               10               10
   1998         10.000            10.379            9.672            8.963
   1999         17.541            13.177           13.975           17.371
   2000         16.215             11.31           11.787           15.373
   2001         14.187             8.885            9.202           12.014

Note: Past performance is not predictive of future performance.


The information technology and telecommunications sectors led markets down over the year, adding to losses sustained since their peak in early 2000. Economically sensitive sectors, such as industrial cyclicals and consumer discretionary, also performed poorly as economic growth deteriorated. Economically insensitive sectors like consumer staples, health care, energy and utilities outperformed over the year.


The International SmallCap Account underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 10.31% over the last 12 months. The largest contributor to the portfolio's underperformance was its overweighted position in the technology sector at the beginning of the year. Over the past 12 months, we significantly reduced the portfolio's technology exposure, but not quickly enough to avoid considerable price declines in the sector. Additionally, poor stock selection in the industrials sector added to underperformance. Strong stock selection in the consumer staples and financials sectors were bright points for the year.


Regionally, Europe was the biggest contributor to underperformance due to poor stock selection. Much of the portfolio's European exposure was concentrated in technology companies, which fared worse than the overall market. Japan was the best contributing region for the portfolio due to a large underweighted position and strong stock selection.


The portfolio is currently positioned to benefit from an upturn in the economy and the equity markets. We expect that the economy will bottom in mid-2002 and are subsequently looking for companies with improving prospects yet whose stock prices more than reflect the current slowdown. This meets with the portfolio's long-standing philosophy of buying companies at a discount to their intrinsic value.

LARGECAP GROWTH ACCOUNT

Volatility was prevalent throughout much of the economic landscape in 2001. With unemployment rising to a six-year high and earnings by U.S. companies increasingly dismal, the Federal Reserve lowered interest rates 11 times to a 40-year low of 1.75%. This influx of liquidity helped consumer spending hold up surprisingly well despite the terrorist attacks of September 11, though the timing of an economic turnaround remains uncertain at best. In this environment, the Account declined and underperformed its benchmark, the S&P 500 Index.
LOGO
            Total Returns*
       as of December 31, 2001
        1 Year    Life of Fund
        -24.22%     -4.54%**
** Since inception date 5/3/99



            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category         Account*
                   10                  10               10
   1999        12.504               12.81           13.247
   2000         9.701              11.005           11.659
   2001          7.72               8.405            8.835

Note: Past performance is not predictive of future performance.


Detracting from the Account's performance were some of our more defensive holdings, including General Electric and Pfizer. GE plans to launch an aggressive acquisition campaign as a result of its strong balance sheet and weak economic conditions, which should enable it to take advantage of some excellent buying opportunities. Meanwhile, we continue to believe that Pfizer is the best-positioned large-cap pharmaceutical company with no patents set to expire for the next six years and an impressive lineup of medications.


Though we just about broke even on the investment, Enron was unquestionably our biggest disappointment. It is still unclear how much of the company's collapse was due to its aggressive accounting procedures, off-balance sheet transactions and weakness in its core businesses. Other possible causes of the company's spectacular failure include its crisis in client confidence and in its inability to do business. Regardless, we should have paid more attention to former CEO Jeff Skilling's resignation and to the effect of the company's debt load, reported and otherwise, on its overall business model.


Among our top performers was Microsoft. While it may be surprising that a technology name gained ground during the year, the software giant is often considered a safe haven in the industry with its dominant market share and solid cash flow. Investor perception aside, the company reported a number of positive developments, including its antitrust settlement with the U.S. Justice Department. Though there are still pending lawsuits with nine states, the issue seems to be finally nearing a close. In addition, Microsoft launched Windows XP and gaming console Xbox.


With valuation in mind, the Account's position in Home Depot was sold when it began trading at 35 times earnings while the company only expects to grow earnings in the mid-teens. Yet, because of the home-improvement retailer's inventory and cost-saving measures, we'll keep a close eye on this company, especially if home sales continue to rise.


Going into 2002, we will maintain our balanced approach to stock-picking, concentrating on those names we have the most confidence in from a range of industries. As it stands now, the Account has a relatively low number of holdings, as we sold those that, in our opinion, lacked the fundamentals to weather the rest of the slowdown or hadn't positioned themselves to benefit handsomely from an eventual upturn. We'll also continue paying close attention to valuation, trimming or selling when we feel the stock price runs too far ahead of itself. We believe this strategy, coupled with a diverse, high-quality growth portfolio, should position us favorably for any economic environment.

LARGECAP GROWTH EQUITY ACCOUNT

The pattern of returns obtained by large-cap growth stocks during 2001 reflects the lack of sustainable positive earnings fundamentals and was not conducive to our style. We excel at identifying sustainable, positive trends in earnings fundamentals and accentuating those stocks in our portfolio. Poor earnings brought market pessimism which was periodically and abruptly interrupted by bouts of opportunistic buying. The 2001 quarters alternated from huge negative returns to huge positive returns. For the year, we underperformed the benchmark, the Russell 1000 Growth.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year          Life of Fund
        -30.08%           -40.14%**
** Since inception 10/24/00


            Russell 1000          Morningstar       LargeCap
            Growth Index         Large Growth        Growth
                                   Category          Equity
                                                    Account*
                   10                  10               10
   2000         8.257               8.789             7.78
   2001         6.571               6.712             5.44

Note: Past performance is not predictive of future performance.


The year's most difficult quarters, the first and third quarter, rank among the worst ever recorded for large-cap growth stocks, yet we held up relatively well during these quarters by achieving benchmark-like returns. Our earnings research called for a defensive posture for the entire year characterized by large weights in health care services, business services and financial services. Earnings in these stocks are predictable, but are not typified by accelerating earnings trends that generate substantial absolute performance. Our defensiveness was necessitated by a lack of sustainable acceleration in earnings fundamentals elsewhere in the economy.


The majority of our underperformance for the year came in the second quarter during an explosive technology stock rally in early April. The semiconductor index, for example, was up by over 50% in only twelve trading days despite continuing deterioration in earnings power of these companies. This was a trading rally not supported by any improvement in earnings trends and was the type of performance that our style of investment is ill-equipped to capture. Due to deteriorating earnings power made obvious by a raft of miserable second quarter earnings reports, these technology stock gains were surrendered during the third quarter.


The fourth quarter completed the seesaw by posting strong performance for large-cap growth stocks. This fourth quarter performance differs from the second quarter rally in that sustainable earnings acceleration prospects are just now beginning to appear in our bottom-up research. This is in part because of easier year-over-year earnings comparisons as we anniversary the collapse of corporate earnings one year ago. The better part of the improving fundamentals and the key to their sustainability is a return to normal growth and investment patterns in the macro economy. As we exit a disappointing year, we have gradually positioned the portfolio to enjoy the benefits of this growth and investment cycle.


The economy is recovering as we leave 2001 behind. The recovery will help corporate earnings and begin to reduce the earnings risk that mired stocks' performance in 2001. As economic activity and stock prices stabilize and recover, so too will confidence and more normal investment in plant and equipment. This bodes well for the industrial side of the economy and those stocks that participate in it.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -12.10%      -5.30%**
** Since inception date 5/3/99



               S&P 500            Morningstar         LargeCap
                Index             Large Blend       Stock Index
                                   Category           Account*
                    10                  10               10
   1999           11.1              11.153           10.893
   2000         10.089              10.376             9.84
   2001           8.89               8.957            8.649

Note: Past performance is not predictive of future performance.


The return for the calendar year 2001 for the LargeCap Stock Index Account was -13.20%. During the same period, the total return of the S&P 500 Index was -11.88%.


The economic backdrop and returns for investors have been disappointing for 2001. Real economic growth was little better than flat with the third quarter the weakest at -1.3%; the economy grew 0.2% in the fourth quarter. For the year, overall investment spending dropped over 9% and business inventories were cut back substantially. The biggest area of decline was investment in equipment and software and non-residential construction where spending collapsed -8.5% and -10.9% year-over-year, respectively.


It was a year of falling short-term interest rates as the Federal Reserve (Fed) lowered the fed funds rate eleven times to 1.75%. Consumers responded well to the rate cuts; housing and auto sales have stayed at record and near-record levels, respectively. The Fed aggressively eased monetary policy over the year, especially in response to the September 11 terrorist attacks. Since inflation continues to fall and prices of consumer goods and overall wholesale prices have actually been declining the Fed was able to act aggressively.


Since the low on September 21, stock prices rallied smartly through the end of the year but still finished with negative gains for the year as a whole. The biggest losses were in the technology-heavy NASDAQ Composite Index, which fell approximately 31%. The Dow Jones Industrial Average was off 6% and other broad indexes were down about 12%. On the whole, indexes composed of small- and mid-cap stocks had smaller losses. While falling interest rates were positive for equities, it was the broad plunge in earnings that halted the market. Reported earnings for the S&P 500 Index set a record, dropping over 50% compared to fourth quarter 2000. Company after company announced much weaker than expected sales and earnings throughout the summer. Total corporate earnings in the United States will fall about 12% to 15% for 2001. The profit problems stem from sluggish economic growth and low pricing power, i.e., an inability by businesses to pass cost increases on to customers.

* Standard & Poor's 500/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

MICROCAP ACCOUNT

2001 was a roller-coaster ride for the U.S. and world equity markets. After dismal performance in 2000, equity indices experienced an unusually large bounce in January 2001, followed by weak returns in February and March. April and May saw a rebound that was short lived as evidenced by the markets continued decline through the end of the second and all of the third quarter, particularly in August and September, both before and directly after the World Trade Center disaster. The fourth quarter, however, brought a return to positive territory for all major indices. The S&P 500 Index gained 10.7% in the fourth quarter, its best quarterly return in two years. The gain was by and large the result of strong performance in Technology. However, for the full year, the S&P 500 fell 11.88%, about half of which can be attributed to the steep decline in Technology stocks.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        1.89%         -2.19%**
** Since inception date 5/1/98



            Russell 2000          Morningstar        MicroCap
                Index             Small Blend        Account*
                                   Category
                    10                  10               10
   1998          8.806               8.609            8.158
   1999         10.678              10.174            8.071
   2000         10.356               11.48             9.05
   2001         10.614              12.445            9.221

Note: Past performance is not predictive of future performance.


In the style arena, the Russell 1000 Value Index finished well ahead of Growth-down 5.6% as compared with Growth's -20.4% decline. The difference was largely due to poor performance of Technology stocks in the growth benchmark as compared with their value peers. Among all the sectors, Consumer Cyclicals was the only one sector that performed positively in the Russell 1000 Growth Index-both in absolute terms and relative to its value counterpart.


For the year 2001, the Russell 2000 Index outperformed the Russell 1000 Index by the largest margin in the benchmarks' history (over 17%). The Russell 2000 was the only major index to post a gain during the year-up a scant 2.5%.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by Goldman Sachs Asset Management's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


For 2001, the new Profitability theme was the biggest positive contributor to performance, with investors returning to companies demonstrating good operating efficiency and strong profit margins. The theme added considerable value in nearly all 12 months. Valuation also contributed strongly to positive returns for all benchmarks. Earnings Quality was slightly ahead over the year as a whole, and was fairly flat throughout. Momentum's fortunes, on the other hand, were more volatile, once again experiencing excellent months followed by more difficult ones. It ended the year flat or down in most portfolios. Fundamental Research was down overall, with Wall Street analysts still unable to accurately predict earnings and stock price trends. The theme came back somewhat at the beginning of the fourth quarter after struggling earlier in the year.


Eight of the thirteen sectors in the Account saw positive stock selection for the year. Holdings in Basic Materials and Telecommunications led positive returns for the period, while our exposure to Consumer Cyclicals and Consumer Services detracted the most.


Looking forward, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO
                     Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.


The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MIDCAP GROWTH ACCOUNT

The year 2001 was a very difficult year for U.S. equities as both long bonds and cash outperformed most major stock indices. The only area of the market that posted positive returns for the year were small cap stocks where the Russell 2000 posted a positive 2.49% return. When looking at the style benchmarks, it is clear that value indices far outpaced their growth counterparts over the course of the year. As evidence of this performance spread, the Russell Midcap Value benchmark outperformed the Russell Midcap Growth Index 2.36% to -20.22%. If one overlays the value outperformance on top of the return to smaller capitalization stocks, one finds that the best performing major benchmark was the Russell 2000 Value Index with a return of 13.96%.
LOGO
               Total Returns*
         as of December 31, 2001
        1 Year      Life of Fund
        -16.92%      -1.10%**
** Since inception date 5/1/98



               Russell            Morningstar                 MidCap
               Midcap           Mid-Cap Growth                Growth
               Growth              Category                  Account*
                Index
                           10                  10               10
   1998                10.389              10.258             9.66
   1999                15.718              16.813           10.691
   2000                13.873              15.653           11.557
   2001                11.076              12.322            9.602

Note: Past performance is not predictive of future performance.


As it relates to your Account, the Russell Midcap Growth Index had a roller coaster ride over the course of the year. In the first quarter, the benchmark was down a -25.1% as price to earnings multiples continued to crash from their Internet bubble highs. This compression continued to a multi-year low in the Nasdaq Composite on April 4.


Investors began to get more optimistic about growth stocks as they saw the earnings multiples of high growth stocks squeezed down to a discount to much slower growing companies. As a consequence they put money back into the growth area of the market and drove the return of the Midcap Growth benchmark up 16.2% in the second quarter.


There is no need to recap the third quarter as the terrorist attacks of September 11 are fresh in all of our minds. The impacts of the events on the market were unmistakable as investors became much more risk averse and drove the return on the growth index down -27.8% in the quarter. Much of this decline came in the first week of trading following the attacks. The strong leadership of President Bush and Chairman Greenspan restored investor confidence following the market's low of September 21.

The market rallied strongly off of its lows in the fourth quarter as the Fed cut rates an additional three times beyond the eight cuts already instituted through the first three quarters of the year. This dramatic drop in rates combined by the massive earnings multiple compression of the third quarter persuaded investors it was safe to invest in growth stocks again and they did so with gusto, driving up the growth index 27.1% in the fourth quarter.


As mentioned above, it was a very difficult year for growth stocks and growth funds. The good news is that your Account outpaced the Russell Midcap Growth Index, -17.96% versus -20.15%. The news is even better when one looks at the competition where the median return of Midcap Growth managers was down -23.98%. Your Account did better than two-thirds of the funds out there.


How was this accomplished? The Account was structured with a value tilt relative to the Midcap Growth Index which means that we carried more stocks with lower price to earnings multiples (p/e), higher returns on capital, higher rates of cash flow growth and higher margins than the index. This strategy was driven by our process which seeks to identify those characteristics that investors most highly value at each point in the investment cycle. We identified the factors listed above, especially low p/e, as characteristics that investors prized and built those characteristics into the portfolio through the addition and subtraction of individual stocks.


An additional attribute of our process, and hence, your Account, is to control risk in the portfolio construction process by maintaining economic sector weights very similar to that of the benchmark. As a consequence, virtually none of the outperformance can be attributed to sector weighting bets and nearly all is a result of superior stock selection. Stock selection within technology provided the lion's share of outperformance with most of that coming from the semiconductor industry. The big winners in semiconductors were Nvidia, Fairchild Semiconductor, International Rectifier and Cabot Microelectronics. An underweight to Vitesse Semiconductor was also a big contributor. Substantial value was also added from stock selection in Energy, Consumer Staples and Health Care. The big winners in Energy were an overweight to Murphy Oil and underweights to many Oil Service names that plunged along with oil and gas prices through the year. In Staples, overweights to Dean Foods, Pepsi Bottling, General Mills and Smithfield Foods contributed to performance. Finally, in Health Care, bets on Genzyme, Andrx, King Pharmaceuticals and Forest Labs added to your Account's return.


As noted above, your Account is managed through identifying stocks that exhibit characteristics that investors value and then constructing a sector neutral portfolio comprised of these stocks. This process led to a portfolio that exhibited a bit more value than its benchmark in 2001. As we move forward through time, we will continue to listen to the market and identify investors' shifting preferences. We will then buy and sell the appropriate stocks so that your Account will have the best chance to outperform going forward. Our goal is to add consistent value through superior stock selection and systematic risk control.

MIDCAP GROWTH EQUITY ACCOUNT

The 12-month period ending December 31, 2001, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 20.15%. The S&P 500 Index, in comparison, fell "only" 11.88%. For its part, the MidCap Growth Equity Account lost 28.34%, underperforming the Index by 7.92 percentage points. LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.43%      -35.90%**
** Since inception date 10/24/00

               Russell            Morningstar                       MidCap
               Midcap               Mid-Cap                         Growth
               Growth               Growth                          Equity
                Index              Category                        Account*
                           10                  10               10
   2000                 8.239               8.643             8.13
   2001                 6.578               6.804              5.9

Note: Past performance is not predictive of future performance.



The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, two of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: the fund was up 24%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Account's performance pattern was typical of that of our growth-stock portfolios, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets.


Contributing the most to performance in relative terms were our health-care holdings: they amounted to a 23% weighting and lost 11%, compared with a 16% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 55%, versus a 44% drop by the sector. In general, tech stocks, constituting 28% of the portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 26%, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most, 69%, in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the Index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 3%.


We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if last September 21 marked the market low, then this bear market turned out to be almost exactly on the average at 545 days.)

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, and financial-transaction-processing companies.


MIDCAP VALUE ACCOUNT

In 2001, the MidCap Value Account declined 2.58% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Energy and Materials sectors were largely responsible for the Account's underperformance. These three, along with Utilities, were also significant detractors from absolute return. Consumer Discretionary and Financials made positive contributions to relative and absolute return.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -2.58%       13.69%**
** Since inception date 5/3/99



               Russell            Morningstar                 MidCap
               Midcap            Mid-Cap Value                 Value
                Value              Category                  Account*
                Index
                           10                  10               10
   1999                 9.419              10.023           11.024
   2000                11.226              11.709           14.445
   2001                11.489              12.458           14.072

Note: Past performance is not predictive of future performance.


While IT holdings declined less than index sector components, the Account had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.


Energy also detracted from absolute and relative returns. Account holdings fell further than index components; additionally, the Account was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.


Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.


There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the new year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.


During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


REAL ESTATE ACCOUNT

In 2001, real estate stocks outperformed the S&P 500 for the second consecutive year. The Real Estate Account's 8.75% return easily outdistanced the S&P 500's -11.88%. Investors continued to favor real estate stocks and the steady earnings growth and above-average dividend yields they offered, especially when compared to many companies outside the real estate realm.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        8.75%         6.76%**
** Since inception date 5/1/98



           Morgan Stanley         Morningstar               Real Estate
             REIT Index           Specialty -                Account*
                                  Real Estate
                                   Category
                           10                  10               10
   1998                 8.677               8.592            9.344
   1999                 8.282               8.304            8.925
   2000                10.502              10.449           11.689
   2001                11.849              11.382           12.712

Note: Past performance is not predictive of future performance.


While real estate companies have been able to deliver positive earnings growth in the midst of the current recession, they are not immune to weak economic conditions. Real estate is considered to be a lagging economic indicator; financial performance stays generally steady until new leases need to be signed. Consistent with this view, the financial performance of real estate companies weakened throughout 2001. Looking ahead to 2002, they are expected to post flat to slightly positive earnings growth.


The Account underperformed relative to its Index in 2001. Three key factors contributed to this weak relative performance. First, lower quality stocks with above-average dividend yields outperformed higher quality stocks. Because we owned companies with good assets, strong management teams and sound capital structures, this emphasis did not deliver superior returns in 2001.


Second, the Account was underweighted in retail property owners and specifically, regional malls that proved unsuccessful. As 2001 began, we were concerned the weakening economy would cause a sharp decline in retail sales and excess store capacity would be a drag on the sector. Instead retail sales proved more resilient than expected and regional mall owners, many with high levels of variable rate debt on their balance sheets, benefited materially from the decline in short-term interest rates. Stock price performance reflected these better-than-expected conditions as regional mall property owners returned, on average, 33.9% for the year.


Finally, an overweighted position in California-based companies early in 2001 hurt returns. These companies were hurt by sharp declines in technology-oriented markets and the state's utility crisis. Although we eliminated this overweighting mid-year, it had a significant negative impact on returns in the first 90 days of 2001.

Looking ahead, we will continue to emphasize high quality companies featuring good assets, strong management teams and sound capital structures. While these companies underperformed in 2001, we are convinced that in the long-term an emphasis on high quality companies will lead to superior investment results.


SMALLCAP ACCOUNT

A strong fourth quarter finish helped the Small Cap Account finish just ahead of the Russell 2000 Index. The Account returned 25.67% in the fourth quarter, bringing the year-to-date return to 2.55%. The Index gained 21.08% in the fourth quarter to finish the year 2.49% higher.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        2.55%         0.89%**
** Since inception date 5/1/98



            Russell 2000          S&P           Morningstar     SmallCap
                Index        SmallCap 600       Small Blend     Account*
                                 Index            Category
                    10              10               10             10
   1998          8.806           8.835            8.609          7.949
   1999         10.678           9.931           10.174         11.413
   2000         10.356          11.103           11.480         10.074
   2001         10.614          11.829           12.445         10.331

Note: Past performance is not predictive of future performance.


Concerns about the shape of the U.S. economy dominated the markets in 2001. During the summer months, the Account was positioned for an anticipated economic recovery in the fourth quarter. This seemed likely based on the strong fiscal stimulus provided by the combination of a tax rebate, tax cuts and record interest rate cuts by the Federal Reserve. All that changed after the September 11 terrorist attacks. Any hopes for economic recovery turned into fear of additional terrorist attacks and the prospects of a prolonged war against terrorism - both at home and abroad. The resultant swoon in stock prices hurt our newly rebalanced portfolio more harshly than it hurt the overall market.


However, our strategy ultimately paid off as the fourth quarter progressed. Consumer spending remained robust enough through the holiday season to calm investors' jitters. There were no additional terrorist attacks here or abroad, and the war efforts continued successfully, with very few U.S. casualties. As the economic picture began to improve, the Account made a strong rebound during the fourth quarter.


As we enter the new year, the Account maintains a slight bias toward growth stocks. Growth tends to outperform during periods of economic recovery, which we believe we have now entered. As the fourth quarter progressed, we sold many of the technology companies that performed strongly during the fourth quarter rally, instead favoring quality names in the health care industry.


While the overall strategic outlook is to position the portfolio in expectation of an accelerating economic recovery, the recovery may not unfold as quickly or smoothly as the market appears to have priced in. Consequently in the short term, we have shifted the portfolio to a more defensive posture. We will make future strategic changes as economic data and/or valuation adjustments take place.

SMALLCAP GROWTH ACCOUNT

The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. The main reason for this was that valuations compressed as the market declined. More importantly in our view, valuations of stocks with extremely high growth rates shrank more than those with lower growth rates. Because the Small Company Growth Account focuses on high growth companies, the effect on its stocks was quite pronounced. Additionally, the economy slowed dramatically early in the year, affecting the revenue and earnings growth of many growth-oriented companies.
LOGO
               Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -32.01%      4.60%**
** Since inception date 5/1/98



            Russell 2000          Morningstar       SmallCap
            Growth Index         Small Growth        Growth
                                   Category         Account*
                   10                  10               10
   1998         8.993               9.341           10.296
   1999        12.868              15.081           20.148
   2000         9.982               14.22           17.345
   2001         9.061              12.937           11.793

Note: Past performance is not predictive of future performance.


The Small Cap Growth Account (the "Account") suffered significantly from this valuation decrease in nearly every area in which it was invested, declining by 31.23% compared with a 9.23% decline in the Russell 2000 Growth Index, and a 2.49% decline in the Russell 2000 Index. Clearly, these results are immensely disappointing. This has been a painful year for growth investors and a humbling one for growth portfolio managers. Although we did make changes to the Account as a result of the sudden slowdown in growth rates, we could have responded more quickly to the rapidly deteriorating fundamentals.


Not surprisingly, technology holdings had the largest negative impact on Account performance this period. We reduced some technology holdings early in the year in response to slowing growth, however it remains a prominent weighting. Our conviction in the future of fundamentally sound technology companies remains strong, and the changes were made to balance near-term fundamentals with longer-term opportunities. The moves were part of our overall strategy to position the Account as well as possible for an eventual economic recovery.


Some of the largest declines in the technology sector were among communications equipment providers such as Tollgrade Communications, Inc., Lightpath Technologies, Inc., and Redback Networks, Inc. All of these stocks were sold during the period based on our analysis that prospects for eventual growth re-acceleration had diminished too much to justify remaining invested in them. However, the sales were made too late to avoid a significant negative impact on performance.


Elsewhere in technology, despite stock-price declines, we remain invested in some companies that continue to gain market share, including Quest Software, Inc. (1.31% of assets), which provides software to enhance the performance and management of databases, and Retek Inc. (1.08% of assets), an enterprise software vendor focused on the retail industry. While these companies have seen a slowdown in business and a contraction in valuation, we believe their prospects for a re-acceleration of growth are good. Also, we believe they are competitively well positioned for an eventual recovery in the economy and in business spending.


Within the healthcare sector, stocks of service companies, such as specialty pharmaceutical distributor Accredo Health, Inc. (1.32% of assets) performed fairly well this period. Biotechnology companies posted somewhat mixed results, largely a result of their lack of near-term predictability despite what we believe is their significant long-term growth potential. A few of the Account's holdings, such as IDEC Pharmaceuticals Corp. (0.58% of assets), a company focused on cancer drugs, did relatively well this period. However, biotechnology equipment provider Invitrogen Corp. (1.23% of assets) underperformed the Index, despite relatively good fundamental results. The Account benefited from companies added during the year, including First Horizon Pharmaceutical Corp. (1.60% of assets) and Celgene Corp. (1.93% of assets), both of which are profiting from strong sales.


On the consumer side of the portfolio, the Account fared better. Whole Foods Market, Inc. (1.08% of assets), a retailer of organic foods, performed well over the period. Restaurant operator P.F. Chang's China Bistro, Inc. (1.33% of assets) also contributed modestly to performance.


Strong commodity prices and high levels of drilling activity drove the positive performance in the Account's energy holdings in the first half of the year, but those trends reversed in the second half as the balance of supply and demand in the sector succumbed to the economic slowdown. As a result, we significantly scaled back the Account's exposure to energy companies as fundamentals began to erode, and ended the period underweighted in energy, as compared with the indexes.


As we have navigated the difficulties and uncertainties of the past fiscal year, we have focused on companies we believe are best positioned for a possible recovery in the economy and stock market. We ended 2001 with confidence in the companies the Account owns. Despite contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to successfully navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and succeed in the years to come.


SMALLCAP VALUE ACCOUNT

The Small Cap Value Account returned 7.08% (net of fees) for the 12 months ending December 31, 2001, while the Russell 2000 Value returned 14.03%. LOGO
             Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        6.25%         8.69%**
** Since inception date 5/1/98



            Russell 2000          Morningstar           SmallCap
             Value Index          Small Value             Value
                                   Category              Account
                     10                  10                10
   1998           8.592               8.441             8.494
   1999           8.464                8.82            10.316
   2000          10.396              10.318            12.778
   2001          11.854              12.104            13.577

Note: Past performance is not predictive of future performance.


The year began with concerns over the length and seriousness of the economic slowdown as companies preannounced earnings shortfalls. Disappointment over the frequency and magnitude of Fed cuts contributed to small cap market volatility, putting downward pressure on companies across a wide range of industries. The disparity between growth and value persisted, as value names significantly outperformed their growth peers. As the summer approached, high profile earnings disappointments continued to take their toll. Optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. However, the third quarter ended on a devastating note, as the tragic events in September severely impaired the markets. The quarter was marked by rising unemployment, declining corporate spending, fading consumer confidence and disappointing earnings announcements. Small cap stocks posted very strong fourth-quarter returns as the markets recovered from the events in September. After consumer confidence and corporate expenditures hit lows, the market buoyed through the end of the year with the help of fiscal stimulus and additional rate cuts by the Fed. A bull market at the beginning of December was stifled by negative earnings pre-announcements later in the month, which muted the quarter's performance.


Small caps historically have underperformed large caps in times of economic uncertainty. However, even with the economic conditions and ensuing battle in Afghanistan, the Russell 2000 ended the year ahead with a return of 2.59% versus the S&P 500's annual return of -11.88%, due to confidence in an economic recovery in 2002. Although confidence in growth sectors surfaced in December, value stocks with near-term visibility were more attractive to investors this year. The Russell 2000 Value posted a gain of 14.02% while the Russell 2000 Growth reported a loss of 9.23% for the year.


The portfolio underperformed the Russell 2000 Value Index for the year, primarily due to stock selection. Stock selection that contributed to performance came from the consumer cyclical, energy, and utilities sectors, which was well offset by negative stock selection in the REITs, industrial cyclical, and retail sectors. Sectors weights detracting from performance were to energy (overweight), pharmaceuticals (neutral), and insurance (overweight), while contributions came from consumer cyclicals (underweight), software & services (neutral), and insurance (underweight). The top performers were Pacific Century Financial, NVR Inc., and Furniture Brands. The major detractors were Gentek, Capstone Turbine, and Encompass Services.


We remain cautiously optimistic that the economy will begin to recover during the second half of 2002. With an improving economic outlook and additional improvement in events related to Afghanistan, we would expect small caps to be well positioned to continue to outperform their large cap counterparts, as they did in 2001.

UTILITIES ACCOUNT

The utilities industry experienced negative returns for 2001, along with the entire market. The Account underperformed both the Dow Jones Utility Index and the S&P 500 during the fiscal year. Although the broad market S&P 500 was down for the year, the disappointing utility news kept the electric and gas utility stocks below the market as a whole.
LOGO
              Total Returns*
        as of December 31, 2001
        1 Year     Life of Fund
        -27.70%      0.45%**
** Since inception date 5/1/98



          S&P 500      Dow Jones        Morningstar      Utilities
           Index       Utilities        Specialty -      Account*
                      Index with         Utilities
                        Income            Category
               10           10               10                10
   1998    11.172        10.25           10.973            11.536
   1999    13.523        9.663           12.766              11.8
   2000    12.291       14.598           13.679            14.063
   2001    10.831       10.766           10.753            10.168

Note: Past performance is not predictive of future performance.


The Account's performance was hurt by both the electric and gas companies as well as the telecommunications sector. Telecommunications companies suffered dramatically during this period, as several companies that were once high growth opportunities plunged to a state of survival. We had several investments in the more competitive portion of the telecommunications industry. With the realization that the industry now had excess capacity, the newer entrants began to lose opportunities for growth. This is the exact time when stocks hurt Account performance. Since that time, we have shifted those holdings to the larger telephone competitors that have more experience in the industry and have better opportunities to compete in the long run.


Going forward, there are several issues related to the telecommunications area that will need to be addressed. Overcapacity is still an issue in the long distance industry, and pricing will suffer as a result. Local telephone companies are now competing in long distance, and these companies have more ability to seize market share than the brand new entrants to this market. This will keep pressure on prices and profits of the largest long distance companies as well as new carriers.


Electric and gas companies in the Account struggled throughout the year. The period was marked by California's stunning black outs and subsequent increases in the cost of electricity, which rose from an average of $30-$50 per megawatt to over $1,000 per megawatt. California's state utilities, which had sold off a substantial number of power plants after deregulation there, now had the misfortune of buying electricity for the state at sky-high prices. One utility in California ended in bankruptcy while another was bailed out by the state assembly. We did not hold either company in the portfolio during this tumultuous period, which helped returns. At the end of the year, Enron filed bankruptcy, which decimated investor confidence in this entire industry and hurt returns for all companies in this arena. Given the still-evolving industry, stock selection will be critical going forward, since utility companies are no longer as homogenous in their investment outcomes as they have been in the past.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.02      $13.23     $12.30     $11.94     $11.48
Income from Investment
 Operations:
 Net Investment Income      0.24        0.35       0.35       0.31       0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.71)      (0.17)      2.00       0.76       1.72
                           -----       -----       ----       ----       ----
 Total From Investment
            Operations     (0.47)       0.18       2.35       1.07       2.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.34)     (0.35)     (0.31)     (0.30)
 Distributions from
  Capital Gains.......     (0.03)      (1.05)     (1.07)     (0.40)     (1.26)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.27)      (1.39)     (1.42)     (0.71)     (1.56)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.28      $12.02     $13.23     $12.30     $11.94
                          ======      ======     ======     ======     ======
Total Return..........     (3.92)%      1.61%     19.49%      9.18%     18.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $101,904     $94,905    $89,711    $84,089    $76,804
 Ratio of Expenses to
  Average Net Assets..      0.85%       0.84%      0.85%      0.89%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%       2.67%      2.50%      2.51%      2.55%
 Portfolio Turnover
  Rate................     182.4%       67.8%      86.7%     162.7%     131.6%

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $15.43      $15.41     $16.25     $15.51     $14.44
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.40        0.45       0.56       0.49       0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (1.42)      (0.43)     (0.19)      1.33       2.11
                           -----       -----      -----       ----       ----
 Total From Investment
            Operations     (1.02)       0.02       0.37       1.82       2.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.47)         --      (0.57)     (0.49)     (0.45)
 Distributions from
  Capital Gains.......     (0.21)         --      (0.64)     (0.59)     (1.05)
   ----                    -----                  -----      -----      -----
   Total Dividends and
         Distributions     (0.68)         --      (1.21)     (1.08)     (1.50)
   ----                    -----                  -----      -----      -----
Net Asset Value, End
 of Period............    $13.73      $15.43     $15.41     $16.25     $15.51
                          ======      ======     ======     ======     ======
Total Return..........     (6.96)%      0.13%      2.40%     11.91%     17.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $144,214    $167,595   $209,747   $198,603   $133,827
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.58%      0.59%      0.61%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      2.73%       2.74%      3.36%      3.37%      3.26%
 Portfolio Turnover
  Rate................     114.3%       62.6%      21.7%      24.2%      69.7%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89     $12.02      $11.78     $11.33
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.56        0.85       0.81        0.66       0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.35        0.04      (1.12)       0.25       0.44
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.91        0.89      (0.31)       0.91       1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --      (0.82)      (0.66)     (0.75)
 Distributions from
  Capital Gains.......        --          --         --       (0.01)        --
   ----                                                       -----
   Total Dividends and
         Distributions     (0.85)         --      (0.82)      (0.67)     (0.75)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.84      $11.78     $10.89      $12.02     $11.78
                          ======      ======     ======      ======     ======
Total Return..........      8.12%       8.17%     (2.59)%      7.69%     10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216   $125,067    $121,973    $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%      0.50%       0.51%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%      6.78%       6.41%      6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%      40.1%       26.7%       7.3%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74     $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50       0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13      (2.41)       3.94       7.52
                           -----        ----      -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63      (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)     (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)     (4.02)      (1.36)     (2.76)
                           -----       -----      -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)     (4.82)      (2.07)     (3.43)
                           -----       -----      -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72     $30.74      $37.19     $34.61
                          ======      ======     ======      ======     ======
Total Return..........     (8.05)%      2.16%     (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325   $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%      2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%      43.4%       22.0%      23.4%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $20.37      $23.89      $18.33      $16.30     $14.52
Income from Investment
 Operations:
 Net Investment Income      0.01        0.02       (0.01)       0.04       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.82)      (2.73)       7.17        2.99       4.26
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (2.81)      (2.71)       7.16        3.03       4.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --       (0.04)     (0.04)
 Distributions from
  Capital Gains.......     (1.25)      (0.81)      (1.60)      (0.96)     (2.48)
                           -----       -----       -----       -----      -----
   Total Dividends and
         Distributions     (1.27)      (0.81)      (1.60)      (1.00)     (2.52)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $16.29      $20.37      $23.89      $18.33     $16.30
                          ======      ======      ======      ======     ======
Total Return..........    (14.86)%    (11.71)%     39.50%      18.95%     30.86%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,401    $383,139    $379,062    $224,058   $149,182
 Ratio of Expenses to
  Average Net Assets..      0.75%       0.73%       0.77%       0.78%      0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.06%       0.08%      (0.08)%      0.22%      0.29%
 Portfolio Turnover
  Rate................      88.8%       69.1%       89.6%      155.6%     172.6%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.26      $11.01      $10.72     $10.31
Income from Investment
 Operations:
 Net Investment Income      0.51        0.69        0.71        0.60       0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32        0.48       (0.74)       0.28       0.41
                            ----        ----       -----        ----       ----
 Total From Investment
            Operations      0.83        1.17       (0.03)       0.88       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --       (0.72)      (0.59)     (0.66)
   ----                    -----                   -----       -----      -----
Net Asset Value, End
 of Period............    $11.58      $11.43      $10.26      $11.01     $10.72
                          ======      ======      ======      ======     ======
Total Return..........      7.61%      11.40%      (0.29)%      8.27%     10.39%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $193,254    $127,038    $137,787    $141,317    $94,322
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.51%       0.50%       0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.63%       6.33%       6.16%       6.15%      6.37%
 Portfolio Turnover
  Rate................      45.9%        4.3%       19.7%       11.0%       9.0%



/(a) /Effective May 1, 2001, Aggressive Growth Account changed its name to
  Equity Growth Account.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $16.43      $23.56      $20.46     $17.21     $13.79
Income from Investment
 Operations:
 Net Investment Income        --       (0.02)       0.14       0.21       0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.19)      (2.29)       3.20       3.45       3.53
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (4.19)      (2.31)       3.34       3.66       3.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.14)     (0.21)     (0.18)
 Distributions from
  Capital Gains.......        --       (4.82)      (0.10)     (0.20)     (0.11)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions        --       (4.82)      (0.24)     (0.41)     (0.29)
   ----                                -----       -----      -----      -----
Net Asset Value, End
 of Period............    $12.24      $16.43      $23.56     $20.46     $17.21
                          ======      ======      ======     ======     ======
Total Return..........    (25.50)%    (10.15)%     16.44%     21.36%     26.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $209,879    $294,762    $345,882   $259,828   $168,160
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.45%      0.48%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%      (0.13)%      0.67%      1.25%      1.34%
 Portfolio Turnover
  Rate................      39.0%       83.5%       65.7%       9.0%      15.4%

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95      $14.51     $13.90     $13.02
Income from Investment
 Operations:
 Net Investment Income      0.09        0.10        0.48       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)       3.14       1.11       1.35
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)       3.62       1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)      (0.47)     (0.25)     (0.23)
 Distributions from
  Capital Gains.......        --       (0.59)      (1.71)     (0.51)     (0.47)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.02)      (0.67)      (2.18)     (0.76)     (0.70)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $10.51      $13.90      $15.95     $14.51     $13.90
                          ======      ======      ======     ======     ======
Total Return..........    (24.27)%     (8.34)%     25.93%      9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440    $197,235   $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%       0.78%      0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%       3.11%      1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%       65.5%      33.9%      22.7%



See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001      2000/(B)/
                           ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income     0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.48)     (0.63)
                          -----      -----
 Total From Investment
            Operations    (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.02)
                          -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.02)
                          -----      -----
Net Asset Value, End
 of Period............    $8.93      $9.37
                          =====      =====
Total Return..........    (4.24)%    (6.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.35%      1.34%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     2.33%      1.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%      1.06%/(d)/
 Portfolio Turnover
  Rate................    137.4%      44.0%/(d)/

                           2001       2000          1999      1998/(E)/
                           ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income     0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.07)     (1.89)         8.41      (0.95)
                          -----      -----          ----      -----
 Total From Investment
            Operations    (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --            --      (0.03)
 Distributions from
  Capital Gains.......       --      (0.86)        (0.73)        --
  ----                               -----         -----
   Total Dividends and
         Distributions       --      (0.86)        (0.73)     (0.03)
  ----                               -----         -----      -----
Net Asset Value, End
 of Period............   $10.84     $13.87        $16.66      $9.00
                         ======     ======        ======      =====
Total Return..........   (21.85)%   (11.50)%       93.81%    (10.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.41%      1.44%         1.32%      1.34%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.32%     (0.26)%       (0.28)%     0.24%/(d)/
 Portfolio Turnover
  Rate................    123.8%     292.7%        241.2%      60.3%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000         1999/(E)/
                           ----       ----         ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.67     $13.26         $9.93
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.08)        (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.79)     (1.51)         3.36
                          -----      -----          ----
 Total From Investment
            Operations    (2.82)     (1.59)         3.33
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.01)        --            --
 ----                     -----
   Total Dividends and
         Distributions    (0.01)        --            --
 ----                     -----
Net Asset Value, End
 of Period............    $8.84     $11.67        $13.26
                          =====     ======        ======
Total Return..........   (24.22)%   (11.99)%       32.47%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,445     $7,399        $7,045
 Ratio of Expenses to
  Average Net Assets..     1.17%      1.20%         1.16%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.17%      1.25%         1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.66)%       (0.47)%/(d)/
 Portfolio Turnover
  Rate................     32.1%      24.3%         39.6%/(d)/

                           2001      2000/(B)/
                           ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.31)     (2.22)
                          -----      -----
 Total From Investment
            Operations    (2.34)     (2.22)
                          -----      -----
Net Asset Value, End
 of Period............    $5.44      $7.78
                          =====      =====
Total Return..........   (30.08)%   (22.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.04%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.11%      1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.62)%    (0.22)%/(d)/
 Portfolio Turnover
  Rate................    121.2%     217.6%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999/(C)/
                           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income     0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.23)     (1.14)      0.97
                          -----      -----       ----
 Total From Investment
            Operations    (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.10)     (0.07)
 Distributions from
  Capital Gains.......       --      (0.05)     (0.08)
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.08)     (0.15)     (0.15)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.29      $9.52     $10.71
                          =====      =====     ======
Total Return..........   (12.10)%    (9.67)%     8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..     0.40%      0.40%      0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.41%      0.46%      0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%      1.01%      1.41%/(e)/
 Portfolio Turnover
  Rate................     10.8%      11.0%       3.8%/(e)/

                           2001       2000       1999        1998/(F)/
                           ----       ----       ----        ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.00      $8.07      $8.17       $10.04
Income from Investment
 Operations:
 Net Investment Income       --       0.04       0.02         0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.17       0.93      (0.11)       (1.86)
                           ----       ----      -----        -----
 Total From Investment
            Operations     0.17       0.97      (0.09)       (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.01)       (0.04)
  ----                               -----      -----        -----
   Total Dividends and
         Distributions       --      (0.04)     (0.01)       (0.04)
  ----                               -----      -----        -----
Net Asset Value, End
 of Period............    $9.17      $9.00      $8.07        $8.17
                          =====      =====      =====        =====
Total Return..........     1.89%     12.13%     (1.07)%     (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,559    $10,397     $6,418       $5,384
 Ratio of Expenses to
  Average Net Assets..     1.30%      1.06%      1.06%        1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.20%      1.28%          --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.05)%     0.59%      0.22%        0.57%/(e)/
 Portfolio Turnover
  Rate................    127.2%     178.8%      88.9%        55.3%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998           1997
                            ----        ----       ----       ----           ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90     $34.37     $35.47         $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10       0.12       0.22           0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76       4.20       0.94           6.48
                           -----        ----       ----       ----           ----
 Total From Investment
            Operations     (1.26)       4.86       4.32       1.16           6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)     (0.12)     (0.22)         (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)     (1.67)     (2.04)         (0.76)
                           -----       -----      -----      -----          -----
   Total Dividends and
         Distributions     (1.12)      (7.29)     (1.79)     (2.26)         (0.99)
                           -----       -----      -----      -----          -----
Net Asset Value, End
 of Period............    $32.09      $34.47     $36.90     $34.37         $35.47
                          ======      ======     ======     ======         ======
Total Return..........     (3.71)%     14.59%     13.04%      3.69%         22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681   $262,350   $259,470       $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%      0.61%      0.62%          0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%      0.32%      0.63%          0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%      79.6%      26.9%           7.8%

                            2001        2000       1999      1998/(B)/
                            ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income     (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.68)       0.77       1.01      (0.28)
                           -----        ----       ----      -----
 Total From Investment
            Operations     (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.02)     (0.02)        --
 Distributions from
  Capital Gains.......     (0.24)      (0.97)        --         --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.24)      (0.99)     (0.02)        --
   ----                    -----       -----      -----
Net Asset Value, End
 of Period............     $8.49      $10.46     $10.66      $9.65
                           =====      ======     ======      =====
Total Return..........    (16.92)%      8.10%     10.67%     (3.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.97%       0.96%      0.96%      1.27%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...        --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.66)%      0.27%      0.26%     (0.14)%/(d)/
 Portfolio Turnover
  Rate................      55.2%      161.9%      74.1%      91.9%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001      2000/(C)/
                           ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.19)     (1.87)
                          -----      -----
 Total From Investment
            Operations    (2.23)     (1.87)
                          -----      -----
Net Asset Value, End
 of Period............    $5.90      $8.13
                          =====      =====
Total Return..........   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    309.1%     246.9%/(e)/

                           2001       2000         1999/(F)/
                           ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income     0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.35)      3.12          1.24
                          -----       ----          ----
 Total From Investment
            Operations    (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --         (0.02)
 Distributions from
  Capital Gains.......    (0.54)     (1.66)        (0.22)
                          -----      -----         -----
   Total Dividends and
         Distributions    (0.55)     (1.66)        (0.24)
                          -----      -----         -----
Net Asset Value, End
 of Period............   $11.68     $12.57        $11.11
                         ======     ======        ======
Total Return..........    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................    208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999       1998          1997
                            ----       ----       ----       ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039      0.059      0.048      0.051         0.051
                           -----      -----      -----      -----         -----
 Total From Investment
            Operations     0.039      0.059      0.048      0.051         0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)    (0.059)    (0.048)    (0.051)       (0.051)
                          ------     ------     ------     ------        ------
   Total Dividends and
         Distributions    (0.039)    (0.059)    (0.048)    (0.051)       (0.051)
                          ------     ------     ------     ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000        $1.000
                          ======     ======     ======     ======        ======
Total Return..........      3.92%      6.07%      4.84%      5.20%         5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923   $114,710   $120,924    $83,263       $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%      0.52%      0.52%      0.52%         0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%      5.88%      4.79%      5.06%         5.12%

                            2001       2000       1999      1998/(A)/
                            ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income      0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.47       2.09      (0.85)     (0.97)
                            ----       ----      -----      -----
 Total From Investment
            Operations      0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----
Net Asset Value, End
 of Period............    $10.77     $10.29      $8.20      $9.07
                          ======     ======      =====      =====
Total Return..........      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(B)/
                           ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income       --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20      (1.24)      3.52      (2.06)
                           ----      -----       ----      -----
 Total From Investment
            Operations     0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --         --
 Distributions from
  Capital Gains.......       --      (1.68)     (0.99)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.70)     (0.99)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $8.03      $7.83     $10.74      $8.21
                          =====      =====     ======      =====
Total Return..........     2.55%    (11.73)%    43.58%    (20.51)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     1.00%      0.90%      0.91%      0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%     0.28%      0.05%     (0.05)%/(d)/
 Portfolio Turnover
  Rate................    154.5%     135.4%     111.1%      45.2%/(d)/

                           2001       2000       1999      1998/(E)/
                           ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.89)     (2.67)      9.70       0.30
                          -----      -----       ----       ----
 Total From Investment
            Operations    (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......       --      (1.22)     (0.19)        --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.22)     (0.19)        --
  ----                               -----      -----
Net Asset Value, End
 of Period............   $10.60     $15.59     $19.56     $10.10
                         ======     ======     ======     ======
Total Return..........   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    152.2%      90.8%      98.0%     166.5%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2001       2000      1999     1998/(B)/
                           ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income     0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.60       2.17      1.72     (1.50)
                           ----       ----      ----     -----
 Total From Investment
            Operations     0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Capital Gains.......    (0.49)     (0.98)       --        --
  ----                    -----      -----
   Total Dividends and
         Distributions    (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............   $11.37     $11.26    $10.06     $8.34
                         ======     ======    ======     =====
Total Return..........     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     67.8%     133.0%     89.7%     53.4%/(d)/

                           2001       2000      1999     1998/(E)/
                           ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..   $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income     0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.70)      1.81      0.02      1.35
                          -----       ----      ----      ----
 Total From Investment
            Operations    (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Capital Gains.......       --      (0.28)    (0.05)       --
  ----                               -----     -----
   Total Dividends and
         Distributions    (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----     -----     -----
Net Asset Value, End
 of Period............    $8.73     $12.43    $10.90    $10.93
                          =====     ======    ======    ======
Total Return..........   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................    104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

ADDITIONAL INFORMATION



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                ACCOUNTS OF THE FUND
                                --------------------
          BALANCED ACCOUNT                 GROWTH ACCOUNT
          BOND ACCOUNT                     INTERNATIONAL ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MONEY MARKET ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund






provides a choice of investment objectives through the Accounts listed above.






                  The date of this Prospectus is May 1, 2002.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................3
  Balanced Account......................................................4

  Bond Account..........................................................6

  Capital Value Account.................................................8

  Government Securities Account.........................................10

  Growth Account........................................................12

  International Account.................................................14

  MidCap Account........................................................16

  Money Market Account..................................................18


CERTAIN INVESTMENT STRATEGIES...........................................20

PRICING OF ACCOUNT SHARES...............................................24

DIVIDENDS AND DISTRIBUTIONS.............................................25

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................25
  The Manager...........................................................25

  The Sub-Advisors......................................................26

  Duties of the Manager and Sub-Advisors................................28

  Fees Paid to the Manager..............................................28


MANAGERS' COMMENTS......................................................29

GENERAL INFORMATION ABOUT AN ACCOUNT....................................36
  Eligible Purchasers...................................................36

  Shareholder Rights....................................................36

  Non-Cumulative Voting.................................................37

  Purchase of Account Shares............................................37

  Sale of Account Shares................................................37

  Restricted Transfers..................................................38

  Financial Statements..................................................38


FINANCIAL HIGHLIGHTS....................................................38

ADDITIONAL INFORMATION..................................................43

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are Invista Capital Management, LLC/(R)/ ("Invista") and Principal Capital Income Investors, LLC ("Principal Capital - II"). Principal Management Corporation, Invista, Principal Capital - II and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Account's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Account's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13
2001   -6.96



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  9.54%
                               LOWEST  Q1 '01  -7.91%


The year-to-date return as of March 31, 2002 is -0.19%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF ACCOUNT*
 BALANCED ACCOUNT ................               -6.96                4.71                 8.09                     9.45
 Lehman Brothers Aggregate Bond
 Index/(1)/.............................          8.42                7.43                 7.23
 S&P 500 Index ...................              -11.88               10.70                12.93
 Lehman Brothers Long Term Gov't./Credit
 Bond Index......................                 7.26                8.05                 8.42
 Morningstar Domestic Hybrid Category            -4.01                7.01                 8.98

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.59
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT                                                                          $62   $195  $340  $762

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended December 31, 2001, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

58.96% in securities       14.13% in securities       3.72% in securities rated
rated Aaa                  rated A                    Ba
3.66% in securities rated  18.63% in securities       0.90% in securities rated
Aa                         rated Baa                  B




MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992     9.38
1993    11.67
1994    -2.90
1995    22.17
1996     2.36
1997    10.60
1998     7.69
1999    -2.59
2000     8.17
2001     8.12



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96  -3.24%


The year-to-date return as of March 31, 2002 is -0.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 BOND ACCOUNT ....................            8.12                 6.29                  7.24                      8.38
 Lehman Brothers Aggregate Bond
 Index/(1)/ ......................            8.42                 7.43                  7.23
 Lehman Brothers BAA Credit Index            10.21                 6.86                  7.84
 Morningstar Intermediate-Term Bond
 Category ........................            7.36                 6.29                  6.70

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.49
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $51   $160  $280  $628

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals such as management capabilities and trends in product development, sales and earnings .. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992     9.52
1993     7.79
1994     0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000     2.16
2001    -8.05



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97  12.83%
                               LOWEST  Q3 '01  -11.82%


The year-to-date return as of March 31, 2002 is 4.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT .........          -8.05                  5.59                   9.76                      12.58
 Russell 1000 Value Index/(1)/ .          -5.59                 11.14                  14.15
 S&P 500/Barra Value Index .....         -11.71                  9.49                  13.09
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Morningstar Large Value
 Category ......................          -5.37                  8.84                  11.88

 * The Account's SEC effective date was May 13, 1970.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal Capital - II, to be of equivalent quality.

The Account relies on the professional judgment of Principal Capital - II to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal Capital - II is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal Capital - II believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992     6.84
1993    10.07
1994    -4.53
1995    19.07
1996     3.35
1997    10.39
1998     8.27
1999    -0.29
2000    11.40
2001     7.61




                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '956.17%
                               LOWEST  Q1 '94  -3.94%

The year-to-date return as of March 31, 2002 is 0.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............     7.61          7.40          7.04              8.21
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.22          7.49          7.10
 Morningstar
 Intermediate
 Government Category..      6.84          6.33          6.21

 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.49

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT SECURITIES ACCOUNT                                                         $50      $157      $274      $616

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000   -10.15
2001   -25.50



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  21.35%
                               LOWEST  Q1 '01  -23.55%


The year-to-date return as of March 31, 2002 is -3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................         -25.50                  3.73                    N/A                       7.88
 Russell Midcap Growth
 Index/(1)/.....................         -20.16                  9.02                  11.11
 S&P 500 Index .................         -11.88                 10.70                  12.93
 Russell 1000 Growth Index .....         -20.42                  8.27                  10.79
 Morningstar Large Growth
 Category ......................         -23.63                  8.24                  10.03

 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................          0.60
 Other Expenses......................          0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.61

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT                                                                            $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1995    14.17
1996    25.09
1997    12.24
1998     9.98
1999    25.93
2000    -8.34
2001   -24.27



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '98  16.60%
                               LOWEST Q3 '98  -17.11%


The year-to-date return as of March 31, 2002 is -0.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT     -24.27         1.53           N/A              5.33
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -21.44         0.89          4.46
 Morningstar Foreign
 Stock Category.......     -21.93         2.34          6.32
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.85
 Other Expenses..................              0.07
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.92

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL ACCOUNT                                                                     $94   $293  $509  $1,131

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizationS (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992    14.94
1993    19.28
1994     0.78
1995    29.01
1996    21.11
1997    22.75
1998     3.69
1999    13.04
2000    14.59
2001    -3.71



                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST Q3 '98  -20.01%


The year-to-date return as of March 31, 2002 is 3.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 MIDCAP ACCOUNT ................         -3.71                   9.68                  13.11                      14.80
 Russell Midcap Index/(1)/ .....         -5.63                  11.39                  13.57
 S&P MidCap 400 Index ..........         -0.60                  16.11                  15.01
 Morningstar Mid-Cap Blend
 Category ......................         -4.96                   9.62                  12.26

 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.61
 Other Expenses..................              0.01
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.62

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $63   $199  $346  $774

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07
2001    3.92




                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123


The year-to-date return as of March 31, 2002 is 0.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .     3.92          5.06          4.57              3.52

 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES

 Management Fees.................              0.48
 Other Expenses..................              0.02
                                               ----
     TOTAL ACCOUNT OPERATING EXPENSES          0.50

  Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses.
  Total returns would be lower if such expenses were included.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $51   $160  $280  $628

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Balanced and Bond Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Accuont's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Money Market                 Michael R. Johnson
                                        Alice Robertson




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal Capital - II. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal Capital - II and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.

ALICE ROBERTSON . Ms. Robertson is a trader for Principal Capital - II on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



LISA A. STANGE, CFA . As portfolio manager for Principal Capital - II, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     Dirk Laschanzky
                                        Douglas R. Ramsey
           Capital Value                John Pihlblad
           Growth                       Mary Sunderland
           International                Kurtis D. Spieler
           MidCap                       K. William Nolin




DIRK LASCHANZKY, CFA . As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     William C. Armstrong
           Government Securities        Mark Karstrom
                                        Martin J. Schafer




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.

DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2001 was:

      Balanced                     0.61%  Growth                        0.61%
      Bond                         0.50%  International                 0.92%
      Capital Value                0.61%  MidCap                        0.62%
      Government Securities        0.49%  Money Market                  0.50%



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2001. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

BALANCED ACCOUNT

The year 2001 was the second consecutive year the broad domestic equity markets declined as the record economic expansion of the 1990s came to an end and a recession was officially declared. Bond yields declined throughout the year and prices moved up. The foreign equity markets were also down in line with the drop in the domestic market. Balanced accounts, that held a mix of fixed income and equity assets, were spared some of the equity market decline with the positive returns of the fixed income segment.
LOGO

                   Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -6.96%  4.71%   8.09%   9.45%**
** Since inception 12/18/87


          S&P 500          Lehman Brothers     Morningstar            Balanced
           Index           Aggregate Bond        Domestic             Account*
                                Index             Hybrid
                                                 Category
                10                  10               10                   10
   1992     10.762               10.74           10.822                11.28
   1993     11.847              11.787           12.128               12.528
   1994     12.003              11.443           11.818               12.266
   1995     16.514              13.557           14.757               15.281
   1996     20.306              14.049           16.686               17.287
   1997     27.080              15.405            19.73               20.386
   1998     34.819              16.744           22.196               22.814
   1999     42.145              16.607           24.025               23.362
   2000     38.306              18.538            24.52               23.392
   2001     33.755              20.099           23.537               21.764

Note: Past performance is not predictive of future performance.


The Federal Reserve moved aggressively during the year, cutting short-term interest rates 11 different times from 6.50% January 1 to 1.75% by the end of the year. The yield curve of interest rates with varying maturities became steeper during the year as short-term interest rates dropped further than rates on longer maturity securities.


The domestic equity market was down for the year as investors became more concerned about the economy's viability and its ability to recover, particularly in light of the September 11 terrorist attacks. During the fourth quarter the outlook started to improve as investors saw signs of expansion in earnings forecasted for 2002. This possibility gave the equity markets a needed boost.
  The slowdown in the economy led many firms to cut expenses, which resulted in lower corporate spending and increased layoffs. The consumer market stayed strong throughout much of the year, but with unemployment rates accelerating and the home refinancing cash-out boom behind us the consumer sector is in question. Overseas, the equity markets also moved down during the year as the economic slowdown expanded worldwide. Foreign central banks moved to lower their rates in an attempt to stimulate investors.


The Balanced Account was down for the year due to the overall drop in the equity market returns. The advances in the bond market could not overcome the stock market fall. The portfolio was overweighted in value companies throughout the year, which provided better returns than growth companies for the 12 months. We implemented an overweighted position in equities during the fourth quarter as expectations of stock outperformance improved.


The Balanced Account is measured relative to a benchmark of 60% S&P 500 and 40% Lehman Aggregate Bond Index. For the year, the Account's performance trailed the index due to the underlying investment performance in the equity portfolio.

BOND ACCOUNT

2001 was marked by unprecedented interest rate cuts as the Federal Reserve lowered the fed funds rate 11 times during the year, from 6.50% to 1.75%. These cuts had the effect of driving down short end Treasury rates (2-year maturities fell 1.83% from the beginning of the year) while long Treasury rates (10 through 30-year maturities) actually rose by roughly 0.13%. However, the cuts did little to fuel investment spending by corporations that were already plagued by overcapacity and worldwide competition. Consumers continued to support the U.S. economy although their resolve was tested after the September 11 terrorist attacks sent the already shaky economy into an acknowledged recession. Any hope for a late 2001/early 2002 economic recovery has now been tempered into an expectation for a mid- to late-2002 modest rebound.
LOGO

                  Total Returns*
             as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        8.12%   6.29%   7.24%   8.38%**
** Since inception 12/18/87



           Lehman Brothers        Morningstar                  Bond
           Aggregate Bond        Intermediate-               Account*
                Index              Term Bond
                                   Category
                   10                  10                       10
   1992         10.74               10.72                   10.938
   1993        11.787              11.834                   12.214
   1994        11.443              11.393                   11.860
   1995        13.557               13.37                   14.489
   1996        14.049              13.811                   14.832
   1997        15.405              15.021                   16.404
   1998        16.744              16.136                   17.665
   1999        16.607              15.939                   17.207
   2000        18.538              17.445                   18.613
   2001        20.099              18.729                   20.124

Note: Past performance is not predictive of future performance.

Corporate bonds had an impressive start for the year but this was somewhat mitigated by incredible volatility as the market endured wide fluctuations in risk premiums over Treasuries. Sectors such as autos were volatile due to declining sales and lawsuits. In the utilities sector, volatility followed Enron's bankruptcy, which was the largest in U.S. history. In spite of these troubles, corporate bonds outperformed all other fixed-income asset classes for the year.


The Bond Account underperformed the Lehman Aggregate Index during the year with a return of 8.12% versus 8.44% for the Index. The Account's underperformance was driven by the default of Enron's bonds. Our position in Enron securities had a total return impact of approximately -0.16%. Performance was also hurt by the portfolio's large position in the energy and utility sectors, where security prices declined following the Enron default. The portfolio benefited from its excellent diversification, an overweighted position in corporate bonds and an underweighted position in Treasuries.


We expect the fixed-income markets to be less volatile in 2002 as the economy begins a modest recovery, the Federal Reserve takes a more neutral stance with monetary policy, and rates begin to stabilize. Corporate bonds are expected to continue to perform well as risk premiums over Treasuries narrow over the year, fundamentals of companies start to improve, and investors increase their risk tolerance. As risk premiums narrow, corporate bond prices will rise versus Treasuries.

CAPITAL VALUE ACCOUNT

The Capital Value Account's results were below both the Morningstar peer group and the Russell 1000 Value Index. The Account underperformed due to stock selection strategies that are well defined and consistently applied, but were temporarily out of favor during 2001. The economic sector over- and underweightings were insignificant.
LOGO

                     Total Returns*
               as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -8.05%  5.59%   9.76%   12.58%**
** Since inception 5/13/70


         S&P 500/Barra    S&P 500    Russell 1000    Morningstar   Capital Value
          Value Index      Index     Value Index     Large Value    Account*
                                                       Category
                 10           10          10                10           10
   1992      11.052       10.762      11.381            10.989       10.952
   1993      13.109       11.847      13.443            12.445       11.805
   1994      13.025       12.003      13.175            12.344       11.863
   1995      17.843       16.514      18.228            16.329       15.648
   1996      21.768       20.306      22.173            19.724       19.325
   1997      28.294       27.080      29.973            25.051       24.839
   1998      32.445       34.819      34.658            28.333       28.212
   1999      36.572       42.145      37.205            30.211       27.002
   2000      38.796       38.306      39.817            31.864       27.585
   2001      34.253       33.755      37.591            30.153       25.364

Note: Past performance is not predictive of future performance.

Within a large-cap value oriented universe, the Account emphasizes companies that have superior business prospects. Specifically, based on each company's individual merits the strategy seeks out stocks with improving profitability and rising investor expectations that are currently priced below their fair market value.


Obviously, investors throughout the year did not believe the superior fundamentals of these stocks would continue. During the first half of the year, investors were worried about the onset of the first recession in 10 years. Within the Russell 1000 Value Index they bought the cheapest stocks regardless of their business prospects but sold off stocks with rosy, but somehow less believable near-term forecasts.


After the initial shock of the September 11 terrorist attacks, investors shook off news regarding the steady decline in consumer confidence, mounting layoffs and the bleak economic outlook and looked ahead to the turning point in this cycle. Their focus was on the Federal Reserve's dramatic interest rate cuts. Investors bet on stocks with the highest long-term growth forecasts and once again overlooked stocks with current excellent business prospects.


This type of market behavior is driven by rapid shifts in broad, macroeconomic themes where investors rotate quickly from one investment style (e.g., sector) to another. Historically, markets like this do not persist. When the economy settles down into a sustainable trend the Account's stock selection strategies will be rewarded.

GOVERNMENT SECURITIES ACCOUNT

The Account returned -0.09% in the fourth quarter vs. the Lehman MBS Index return of +0.07%. This difference accounted for much of the Account's underperformance for the year. The year performance of 7.61% vs. the Lehman MBS Index of 8.22% reflects the Account's slightly longer duration in the fourth quarter.
LOGO

                     Total Returns*
                as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
         7.61%   7.40%   7.04%    8.21%**
** Since inception 4/9/87


           Lehman Brothers        Morningstar      Government
           Mortgage-Backed       Intermediate      Securities
             Bond Index           Government        Account*
                                   Category
                    10                  10               10
   1992         10.697              10.639           10.684
   1993         11.429              11.493            11.76
   1994         11.245              11.031           11.227
   1995         13.134              12.842           13.368
   1996         13.837              13.202           13.816
   1997          15.15              14.318           15.251
   1998         16.204              15.385           16.512
   1999         16.505              15.163           16.464
   2000         18.347              16.795           18.341
   2001         19.855              17.944           19.737

Note: Past performance is not predictive of future performance.

For 2001, the Account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The Account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments (early return of principal) and to better participate in the bond market rally.


In November and December, the bond market reacted to early signs of a rebound in the economy and an end to government surpluses. During this period long-term interest rates increased by 0.50%. This interest rate increase and a longer portfolio duration combined with faster principal repayments from refinancing activity to cause the Account to underperform relative to the Index for the fourth quarter.


The improvement in relative performance to the Morningstar peer group continues to validate our overall MBS strategy, which emphasizes higher yield and lower price volatility than U.S. Treasury bonds. The Account produced a 21st percentile ranking for the quarter and 38th for the year. Performance remains above median for longer time periods (i.e., three, five and 10 years).


GROWTH ACCOUNT

For 2001, the Growth Account declined 25.50% as compared to a 20.42% decline in the Russell 1000 Growth Index. Most of the relative underperformance occurred in the technology and consumer staple sectors. Solid performance in communications services, consumer cyclicals, health care and financials helped offset the underperformance in the other sectors.
LOGO

        Total Returns*
        as of December 31, 2001
 1 Year 5 Year  Life of Fund
 25.50% 3.73%      7.88%**
** Since inception 5/2/94


            Russell 1000      S&P 500       Morningstar           Growth
            Growth Index       Index        Large Growth          Account*
                                             Category
                   10            10               10                  10
   1994        10.687        10.397           10.132              10.542
   1995        14.661        14.304           13.402              13.243
   1996        18.051        17.588           15.942                14.9
   1997        23.555        23.455           19.928              18.917
   1998        32.673        30.158           26.616              22.957
   1999        43.507        36.503           37.188              26.729
   2000        33.753        33.178           31.948              24.016
   2001        26.861        29.236           24.399              17.892

Note: Past performance is not predictive of future performance.

Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. Unfortunately, the Account holds more cyclical technology issues that lagged the sector in the economic contraction. As in the fourth quarter, stock specific issues related to tourism and acquisitions hurt the consumer staples sector.


The Account benefited from strong performance in individual stocks in the health care, communications and financials sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena. The communications sector did well thanks to an emphasis on wireless and a smaller position versus the Index in long distance and local service providers. Financials proved to be a safe haven during the difficult economic environment.


For all of 2001, growth stocks declined 20.42%, significantly underperforming value stocks that lost 5.59%. The first recession in a decade began in March 2001, impacting the earnings of many growth companies and the technology sector in particular. Although the economy slowed in 2001, most of the contraction occurred in the manufacturing and capital goods sectors. Consumer spending held up relatively well, while sectors related to capital spending were severely impacted.


Notwithstanding the difficult economic environment, growth stocks showed solid double-digit gains in the fourth quarter. A few weeks after the September 11 terrorist attacks, evidence started to grow that the economy might be bottoming. With the prospect of an improving economy, growth stocks rose 15.14% outpacing a 7.37% gain in value stocks.


The evidence of an improving economy in 2002 lies with better trends in durable goods orders, inventory levels, consumer confidence and slowing jobless claims. The Federal Reserve's aggressive interest rate cuts from 6.5% to 1.75% are likely starting to take hold. In addition, inflation will likely remain tame due to the recent slow economic activity. Economic growth and low inflation may well be solid drivers for growth stocks in 2002.


INTERNATIONAL ACCOUNT

Global equity markets experienced weak performance during the first nine months of 2001. This was primarily because of the global recession and its subsequent negative impact on company earnings. On a sector basis, information technology and telecommunication service stocks were weak during this period. In the fourth quarter, global markets rebounded, especially in the cyclical and growth areas. This improved equity performance reflects the consensus that the global economy reached bottom at the end of the year. Leading economic indicators in Europe, Japan and emerging markets have turned positive.
LOGO
                  Total Returns*
           as of December 31, 2001
        1 Year  5 Year  Life of Fund
        -24.27%  1.53%     5.33%**
** Since inception date 5/2/94

           Morgan Stanley         Morningstar     International
               Capital              Foreign         Account*
            International            Stock
            EAFE (Europe,          Category
            Australia and
           Far East) Index
                    10                  10               10
   1994           9.99               9.765            9.663
   1995          11.11              10.724           11.032
   1996         11.782              12.053             13.8
   1997         11.992              12.707           15.488
   1998         14.390              14.359           17.034
   1999         18.270              20.747           21.451
   2000         15.681              17.498           19.662
   2001         12.319              13.661            14.89

Note: Past performance is not predictive of future performance.

Even with improved equity markets in the fourth quarter, the MSCI Europe, Australasia, Far East (EAFE) Index was down 21.6% for the full year. This negative performance reflects both the weak equity markets and the strength of the U.S. dollar. The currency impact was a negative 4.1%. On a regional and country basis, Europe and Japan were the worst hit.


Emerging markets outperformed developed countries during the year. The top performing sectors in the Index were energy, basic materials, consumer staples and utilities. Excluding materials, the basic theme was holding companies in economically insensitive areas. Companies in these sectors were less impacted by the September 11 terrorist attacks and weak global economy.


The International Account returned -24.3% for the year, underperforming the Index by 2.7%. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in the industrials, consumer discretionary and financials sectors. We expect a moderate global economic recovery in 2002, characterized by low inflation and relatively weak corporate earnings growth. Within this environment, we are focused on cyclical stocks that have pricing power. Continued problems in Japan pose a major risk to the global economy. We are underweight Japanese companies, versus the Index, and have increased our exposure to emerging markets due to the attractive valuations.

MIDCAP ACCOUNT

The Mid-Cap Account portfolio managers believe that the future cash flow a business will generate ultimately will determine the value of that business. Within this framework, companies are identified that have competitive advantages that can be sustained and improved upon. Those companies then are bought at discounts to their future value.
LOGO

                    Total Returns*
              as of December 31, 2001
        1 Year  5 Year  10 Year Life of Fund
        -3.71%  9.68%   13.11%  14.80%**
** Since inception 12/18/87


               Russell      Standard         Morningstar       MidCap
               Midcap       & Poor's           Mid-Cap        Account*
                Index      MidCap 400           Blend
                              Index            Category
                     10           10               10             10
   1992          11.634        11.19           11.493         11.494
   1993          13.298       12.749           13.159          13.71
   1994          13.020       12.291           12.947         13.817
   1995          17.507       16.091           16.664         17.826
   1996          20.833       19.177            20.07         21.589
   1997          26.877       25.362           25.379           26.5
   1998          29.589       30.209           27.097         27.477
   1999          34.983       34.656           32.164          31.06
   2000          37.869       40.724           33.248         35.592
   2001          35.737        40.48           31.599         34.272

Note: Past performance is not predictive of future performance.

The Account outperformed the Russell Mid-Cap Index for the year, posting a -4.91% return, compared to -5.63% for the Index. The Account benefited from good stock performance in its health care holdings, particularly our preference for profitable biotechnology companies. Biotechnology companies with earnings outperformed those without earnings in 2001. The portfolio avoided some technology stocks that were down by over 50%, which also helped performance.


The market had many ups and downs in 2001 including the fourth quarter announcement that the economy had been in a recession since March. As is common in a recession, company earnings were down significantly for the year, which contributed to the market finishing lower. Throughout this eventful year, we stuck to our philosophy and process and were rewarded for this approach. We continue to believe that buying high quality companies at reasonable prices will result in strong investment performance.


MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent all of fiscal 2001 in an easing mode. The Fed cut its targeted fed funds rate (overnight loan rate) 11 times during the year, moving it from 6.50% down to 1.75%. This is the lowest level seen since the 1950s. The Fed started the year with a .50% rate cut on January 3, which marked the first of three .50% rate cuts that occurred between regularly scheduled Fed meetings. The second came on April 18 and the third inter-meeting rate cut was on September 17, in response to the September 11 terrorist attacks. In addition, the Fed cut .50% at the January, March, May, October, and November meetings. There were also .25% cuts at the June, August and December meetings. The Fed continues to maintain its bias toward weakness and has left the door open for further rate cuts.


During 2001, the market witnessed the largest decline in the supply of commercial paper (short-term obligations) since 1965. The drop is mainly attributable to two factors. First, many companies issued long term debt and used the proceeds to lower the amount of their outstanding commercial paper. Second, the rating agencies issued a large number of downgrades. Two of the most significant downgrades were Ford Motor Credit and General Motors Acceptance. These companies have lesser amounts of outstanding commercial paper since the downgrades limited the number of available buyers.


The industry average maturity over the course of 2001was in the area of 52-62 days. The Account strives to stay close to the industry average by actively monitoring these averages in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine to 13 month time frame helped the yield remain competitive versus our peer group despite the Fed's rate cuts. We continue to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $15.43      $15.41     $16.25      $15.51     $14.44
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.40        0.45       0.56        0.49       0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (1.42)      (0.43)     (0.19)       1.33       2.11
                           -----       -----      -----        ----       ----
 Total From Investment
            Operations     (1.02)       0.02       0.37        1.82       2.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.47)         --      (0.57)      (0.49)     (0.45)
 Distributions from
  Capital Gains.......     (0.21)         --      (0.64)      (0.59)     (1.05)
   ----                    -----                  -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --      (1.21)      (1.08)     (1.50)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $13.73      $15.43     $15.41      $16.25     $15.51
                          ======      ======     ======      ======     ======
Total Return..........     (6.96)%      0.13%      2.40%      11.91%     17.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $144,214    $167,595   $209,747    $198,603   $133,827
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.58%       0.59%      0.61%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      2.73%       2.74%      3.36%       3.37%      3.26%
 Portfolio Turnover
  Rate................     114.3%       62.6%      21.7%       24.2%      69.7%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.78      $10.89     $12.02      $11.78     $11.33
Income from Investment
 Operations:
 Net Investment Income
  /(a)/ ..............      0.56        0.85       0.81        0.66       0.76
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.35        0.04      (1.12)       0.25       0.44
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.91        0.89      (0.31)       0.91       1.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.85)         --      (0.82)      (0.66)     (0.75)
 Distributions from
  Capital Gains.......        --          --         --       (0.01)        --
   ----                                                       -----
   Total Dividends and
         Distributions     (0.85)         --      (0.82)      (0.67)     (0.75)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.84      $11.78     $10.89      $12.02     $11.78
                          ======      ======     ======      ======     ======
Total Return..........      8.12%       8.17%     (2.59)%      7.69%     10.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $166,658    $116,216   $125,067    $121,973    $81,921
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.51%      0.50%       0.51%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      5.73%       7.47%      6.78%       6.41%      6.85%
 Portfolio Turnover
  Rate................     146.1%       81.5%      40.1%       26.7%       7.3%

/(a) /Effective January 1, 2001, the Fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $30.72      $30.74     $37.19      $34.61     $29.84
Income from Investment
 Operations:
 Net Investment Income      0.34        0.50       0.78        0.71       0.68
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.80)       0.13      (2.41)       3.94       7.52
                           -----        ----      -----        ----       ----
 Total From Investment
            Operations     (2.46)       0.63      (1.63)       4.65       8.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)      (0.50)     (0.80)      (0.71)     (0.67)
 Distributions from
  Capital Gains.......     (0.14)      (0.15)     (4.02)      (1.36)     (2.76)
                           -----       -----      -----       -----      -----
   Total Dividends and
         Distributions     (0.48)      (0.65)     (4.82)      (2.07)     (3.43)
                           -----       -----      -----       -----      -----
Net Asset Value, End
 of Period............    $27.78      $30.72     $30.74      $37.19     $34.61
                          ======      ======     ======      ======     ======
Total Return..........     (8.05)%      2.16%     (4.29)%     13.58%     28.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $254,484    $283,325   $367,927    $385,724   $285,231
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%      0.43%       0.44%      0.47%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%       1.54%      2.05%       2.07%      2.13%
 Portfolio Turnover
  Rate................      91.7%      141.8%      43.4%       22.0%      23.4%

                            2001        2000       1999        1998       1997
                            ----        ----       ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.26     $11.01      $10.72     $10.31
Income from Investment
 Operations:
 Net Investment Income      0.51        0.69       0.71        0.60       0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32        0.48      (0.74)       0.28       0.41
                            ----        ----      -----        ----       ----
 Total From Investment
            Operations      0.83        1.17      (0.03)       0.88       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.68)         --      (0.72)      (0.59)     (0.66)
   ----                    -----                  -----       -----      -----
   Total Dividends and
         Distributions     (0.68)         --      (0.72)      (0.59)     (0.66)
   ----                    -----                  -----       -----      -----
Net Asset Value, End
 of Period............    $11.58      $11.43     $10.26      $11.01     $10.72
                          ======      ======     ======      ======     ======
Total Return..........      7.61%      11.40%     (0.29)%      8.27%     10.39%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $193,254    $127,038   $137,787    $141,317    $94,322
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.51%      0.50%       0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.63%       6.33%      6.16%       6.15%      6.37%
 Portfolio Turnover
  Rate................      45.9%        4.3%      19.7%       11.0%       9.0%

See accompanying notes.


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $16.43      $23.56      $20.46     $17.21     $13.79
Income from Investment
 Operations:
 Net Investment Income        --       (0.02)       0.14       0.21       0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.19)      (2.29)       3.20       3.45       3.53
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (4.19)      (2.31)       3.34       3.66       3.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.14)     (0.21)     (0.18)
 Distributions from
  Capital Gains.......        --       (4.82)      (0.10)     (0.20)     (0.11)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions        --       (4.82)      (0.24)     (0.41)     (0.29)
   ----                                -----       -----      -----      -----
Net Asset Value, End
 of Period............    $12.24      $16.43      $23.56     $20.46     $17.21
                          ======      ======      ======     ======     ======
Total Return..........    (25.50)%    (10.15)%     16.44%     21.36%     26.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $209,879    $294,762    $345,882   $259,828   $168,160
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.60%       0.45%      0.48%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%      (0.13)%      0.67%      1.25%      1.34%
 Portfolio Turnover
  Rate................      39.0%       83.5%       65.7%       9.0%      15.4%

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $13.90      $15.95      $14.51     $13.90     $13.02
Income from Investment
 Operations:
 Net Investment Income      0.09        0.10        0.48       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.46)      (1.48)       3.14       1.11       1.35
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.37)      (1.38)       3.62       1.37       1.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.08)      (0.47)     (0.25)     (0.23)
 Distributions from
  Capital Gains.......        --       (0.59)      (1.71)     (0.51)     (0.47)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.02)      (0.67)      (2.18)     (0.76)     (0.70)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $10.51      $13.90      $15.95     $14.51     $13.90
                          ======      ======      ======     ======     ======
Total Return..........    (24.27)%     (8.34)%     25.93%      9.98%     12.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,848    $190,440    $197,235   $153,588   $125,289
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.90%       0.78%      0.77%      0.87%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%       0.81%       3.11%      1.80%      1.92%
 Portfolio Turnover
  Rate................      84.3%       99.9%       65.5%      33.9%      22.7%

See accompanying notes.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $34.47      $36.90     $34.37     $35.47     $29.74
Income from Investment
 Operations:
 Net Investment Income      0.24        0.10       0.12       0.22       0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.50)       4.76       4.20       0.94       6.48
                           -----        ----       ----       ----       ----
 Total From Investment
            Operations     (1.26)       4.86       4.32       1.16       6.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)      (0.10)     (0.12)     (0.22)     (0.23)
 Distributions from
  Capital Gains.......     (0.88)      (7.19)     (1.67)     (2.04)     (0.76)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (1.12)      (7.29)     (1.79)     (2.26)     (0.99)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............    $32.09      $34.47     $36.90     $34.37     $35.47
                          ======      ======     ======     ======     ======
Total Return..........     (3.71)%     14.59%     13.04%      3.69%     22.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,707    $286,681   $262,350   $259,470   $224,630
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%      0.61%      0.62%      0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%       0.28%      0.32%      0.63%      0.79%
 Portfolio Turnover
  Rate................      73.6%      139.6%      79.6%      26.9%       7.8%

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.039       0.059      0.048      0.051      0.051
                           -----       -----      -----      -----      -----
 Total From Investment
            Operations     0.039       0.059      0.048      0.051      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.039)     (0.059)    (0.048)    (0.051)    (0.051)
                          ------      ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.039)     (0.059)    (0.048)    (0.051)    (0.051)
                          ------      ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000      $1.000     $1.000     $1.000     $1.000
                          ======      ======     ======     ======     ======
Total Return..........      3.92%       6.07%      4.84%      5.20%      5.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $180,923    $114,710   $120,924    $83,263    $47,315
 Ratio of Expenses to
  Average Net Assets..      0.50%       0.52%      0.52%      0.52%      0.55%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.70%       5.88%      4.79%      5.06%      5.12%


See accompanying notes.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944